PRINFLEX LIFE®

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by Principal Life Insurance Company (the “Company”) through its

Principal Life Insurance Company Variable Life Separate Account

This prospectus is dated May 1, 2008.

The Company no longer offers or issues the Policy. This Prospectus is only for the use of current Policy owners.

This prospectus provides information about the Policy and is accompanied by current prospectuses for the underlying mutual funds that are available as investment options under the Policy. Please read these prospectuses carefully and keep them for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this security or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not all the benefits, programs, features and investment options described in this prospectus are available or approved for use in every state. No person is authorized to give any information or to make any representation in connection with this Policy other than those contained in this prospectus.

2 TABLE OF CONTENTS	Principal PrinFlex Life
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Principal PrinFlex Life	TABLE OF CONTENTS 3
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SUMMARY: BENEFITS AND RISKS

This prospectus describes an individual flexible premium variable universal life insurance policy offered by the Company. This is a brief summary of the Policy’s features. More detailed information follows later in this prospectus.

POLICY BENEFITS

Death Benefits and Proceeds
The Company guarantees to pay a death benefit for as long as the Policy is in force. The death benefit proceeds are paid to the beneficiary(ies) when the insured dies. Death proceeds are calculated as of the date of death of the insured.
The amount of the death proceeds is:

•	the death benefit plus interest (as explained in DEATH BENEFITS AND POLICY VALUES – Death Proceeds);
•	minus loan indebtedness;
•	minus any overdue monthly policy charges (Overdue monthly policy charges arise when a Policy is in a grace period and the net surrender value is insufficient to cover the sum of the cost of insurance and of additional benefits provided by any rider plus other policy charges.)
•	plus proceeds from any benefit rider.

Death proceeds are paid in cash or applied under a benefit payment option. The Policy provides for two death benefit options. A death benefit option is elected on the application. Subject to certain conditions, the death benefit option may be changed after the Policy has been issued.

Premium Payment Flexibility
You may choose the amount and frequency of premium payments (subject to certain limitations).

Policy Values
The policy value reflects your premium payments, partial surrenders, policy loans, unpaid loan interest, policy expenses, interest credited and/or the investment experience of the divisions and fixed account. There is no guaranteed minimum division value.

Policy Loans
A loan may be taken using the Policy as collateral. The maximum loan amount is 90% of the net surrender value.

Full Surrender
The Policy may be surrendered and any net surrender value paid to the owner. If the full surrender is within ten years of the policy date or a face amount increase, a surrender charge is imposed.

Partial Surrender
On or after the second policy anniversary, a Policy may be partially surrendered and the proceeds paid to the owner. The surrender charge does not apply to partial surrenders, however, a transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed. The minimum amount of the partial surrender is $500.

Adjustment Options
The face amount may be increased or decreased unless the Policy is in a grace period or if monthly policy charges are being waived under a rider.

Face Amount Increase
The minimum amount of an increase is $50,000 and is subject to our underwriting guidelines in effect at the time the increase is requested.

Face Amount Decrease
On or after the second policy anniversary, a decrease in face amount may be requested if the request does not decrease the face amount below $50,000.

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Maturity Proceeds
If the insured is living on the maturity date, we will pay the owner an amount equal to the net surrender value unless Extended Coverage rider is in effect. Maturity proceeds are paid in cash lump sum or applied under a benefit payment option. The Policy terminates on the maturity date.

POLICY RISKS

Risks of Poor Investment Performance
Policy charges and surrender charges are among the reasons why the Policy is not intended to be a short-term savings vehicle. It is possible that investment performance could cause a loss of the entire amount allocated to the divisions. Without additional premium payments, investments in the fixed account or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.

NOTE:	Each division invests in a corresponding underlying mutual fund. The underlying mutual funds are NOT available to the general public directly but are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Policy Termination (Lapse)
On an ongoing basis, the Policy’s net surrender value must be sufficient to cover the monthly policy charges and any loan indebtedness. It is possible that poor investment performance could cause the Policy to lapse unless additional premiums are paid. Partial surrenders or policy loans may increase the risk of lapse because the amount of either or both is not available to generate investment return or pay for policy charges. When the Policy lapses, it terminates with no value and no longer provides any life insurance benefit upon the death of the insured.

Your Policy has either a Minimum Required Premium provision or a 5-Year Guarantee provision. The 5-Year Guarantee Provision only applies to Policies issued after May 21, 2001 where permitted by state law. The 5-Year Guarantee Provision provides that if the no-lapse premium requirement is met, the Policy will not terminate during the first five policy years even if the Policy’s net surrender value is insufficient to cover the monthly policy charge and any loan indebtedness.

Limitations on Access to Surrender Value
Partial Surrenders

•	Two partial surrenders may be made in a policy year. The minimum amount of the partial surrender is $500. The total of the amount(s) surrendered may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year).
•	A transaction fee of the lesser of $25 or 2% of the amount surrendered is imposed on each partial surrender.

Full Surrenders
If the full surrender is within ten years of the policy date or a face amount increase, a surrender charge is imposed. Surrender charges are calculated based on the number of years the Policy was in force.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The number of policy years is calculated from the original policy date through the surrender date - excluding the period during which the Policy was terminated.

Adverse Tax Consequences
A full surrender or cancellation of the Policy by lapse or the maturity of the Policy on its maturity date may have adverse tax consequences. If the amount received by the policy owner plus any loan indebtedness exceeds the premiums paid into the Policy, then the excess generally will be treated as taxable income.

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In certain employer-sponsored life insurance arrangements participants may be required to report for income tax purposes, one or more of the following:

•	the value each year of the life insurance protection provided;
•	an amount equal to any employer-paid premiums; or
•	some or all of the amount by which the current value exceeds the employer’s interest in the Policy.
Participants should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in TAX ISSUES RELATED TO THE POLICY.

Risks of Underlying Mutual Funds
A comprehensive discussion of the risks of each underlying mutual fund may be found in the underlying mutual fund’s prospectus. As with all mutual funds, as the value of an underlying mutual fund’s assets rise or fall, the fund’s share price changes. If you sell your units in a division (each of which invests in an underlying mutual fund) when their value is less than the price you paid, you will lose money.

Equity Funds
The biggest risk is that the fund’s returns may vary, and you could lose money. The equity funds are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices. The value of an underlying mutual fund’s portfolio may decrease if the value of an individual company in the portfolio decreases. The value of an underlying mutual fund’s portfolio could also decrease if the stock market goes down.

Income Funds
A fundamental risk of fixed-income securities is that their value will fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the underlying mutual fund’s share price may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

International Funds
The international underlying mutual funds have significant exposure to foreign markets. As a result, their returns and price per share may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.

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SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the Policy.

Transaction Fees
Charge	Charge is Deducted:	Amount Deducted
Maximum Sales Charge Imposed*: through year 10 (after issue or adjustment)	from each premium paid
2.75% of premium paid (up to target premium)
0.75% of premium paid in excess of target premium

Taxes (federal, state and local)	from each premium paid	3.45% of premium paid

Contingent Deferred Sales Charge*	from proceeds upon full surrender
through year 10 (after issue or adjustment):
Guaranteed Minimum		$2.67 per $1,000 of face amount
Guaranteed Maximum		$43.03 per $1,000 of face amount
Current first year charge for a		$13.52 per $1,000 of face amount
Representative Insured (45-year old male with a risk classification of preferred non-smoker)

Contingent Deferred Administration Charge years 1-10 (after issue or adjustment)		$3.00 per $1,000 of face amount (limited to $1,500 per Policy)

Transaction fee on partial surrenders	on each partial surrender	the lesser of $25 or 2% of the amount surrendered

*  Sales charges and Deferred sales charges (surrender fees) decline over time.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying mutual fund fees and expenses.

Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
When Charge
Charge	is Deducted	Amount Deducted
Cost of Insurance*:	monthly
Guaranteed Minimum Charge Guaranteed Maximum Charge		$0.06 per $1,000 of net amount at risk $83.33 per $1,000 of net amount at risk
Current first year charge for a Representative insured**		$0.26 per $1,000 of net amount at risk

Mortality and Expense Risks Charge:	monthly
Current:		equivalent to:
policy years 0-9		0.90% of the division values per year
after policy year 9		0.27% of the division values per year

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Periodic Charges Other Than Underlying Mutual Fund Operating Expenses
When Charge
Charge	is Deducted	Amount Deducted
Administration Charge	monthly
Guaranteed rates:
during the first policy year
Guaranteed Minimum		$10.00/month
Guaranteed Maximum		$25.00/month
after the first policy year		$10.00/month
Current rates:	monthly
during the first policy year
Minimum		$10.00/month
Maximum		$16.67/month
after the first policy year		$10.00/month

Maximum Policy loan interest (applies only if a policy loan is outstanding or if the death benefit is advanced due to the Accelerated Benefits Rider)	annually (accrued daily)	2.0% of loan balance for first 10 years and 0.25% after year 10 (the difference between the interest charged on the loan balance and the interest credited to the loan account)

Optional Insurance Benefits***

Accelerated Benefits Rider	annually	8.0% of death proceeds advanced per year

Accidental Death Benefit Rider	monthly
Guaranteed Minimum		$0.03 per $1,000 of rider benefit
Guaranteed Maximum		$0.14 per $1,000 of rider benefit
Representative Insured**		$0.07 per $1,000 of rider benefit

Children Term Insurance Rider	monthly	$0.40 per $1,000 of rider benefit

Life Paid-Up Rider	rider exercise date
Guaranteed Minimum		3.5% of policy value
Guaranteed Maximum		7.5% of policy value
Representative Insured**		3.5% of policy value

Salary Increase Rider	monthly	$0.13 per $1,000 of face amount in excess of $30,000

Spouse Term Insurance Rider	monthly
Guaranteed Minimum		$0.16 per $1,000 of rider benefit
Guaranteed Maximum		$1.80 per $1,000 of rider benefit
Representative Spouse****		$0.30 per $1,000 of rider benefit

Waiver of Monthly Policy Charge Rider	monthly
Guaranteed Minimum		$0.01 per $1,000 of net amount at risk
Guaranteed Maximum		$0.51 per $1,000 of net amount at risk
Representative Insured**		$0.04 per $1,000 of net amount at risk

Waiver of Specified Premium Rider	monthly
Guaranteed Minimum		$0.15 per $100 of planned periodic premium
Guaranteed Maximum		$0.94 per $100 of planned periodic premium
Representative Insured**		$0.47 per $100 of planned periodic premium

*	The cost of insurance rate at issue and for any underwritten face amount increase is based on the gender, issue age and age at adjustment, duration since issue and since adjustment, smoking status, and risk classification of the insured. The charge shown in the table may not be representative of the charge that a particular policy owner will pay. Typically, cost of insurance rates are lower for insureds who: are non-smokers; have a risk classification of preferred; are younger; and are fully underwritten. You may obtain more information about the particular cost of insurance charge that would apply to you from your registered representative or by phoning 1-800-247-9988.

      **  A Representative Insured is a 45-year old male with a risk classification of preferred non-smoker.

     ***  Rates shown assume that the insured’s risk classification is standard or better.

    ****  A Representative Spouse is a 45-year old female with a risk classification of non-smoker.

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The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Annual Underlying Mutual Fund Operating Expenses as of December 31, 2007.

	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.26%	1.41%

GLOSSARY

5-Year Guarantee premium – a premium which is required to be paid in order to guarantee the Policy will not lapse in the first five years.

adjustment – change to your Policy resulting from an increase or decrease in policy face amount or a change in: smoking status; death benefit option; rating or riders.

adjustment date – the monthly date on or next following the Company’s approval of a requested adjustment.

attained age – the insured’s age on the birthday on or preceding the last policy anniversary.

business day – any date that the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.

cumulative death benefit guarantee premium – a premium which is required to be paid in order to guarantee the Policy will not lapse for a specific number of years.

division – a part of the Separate Account which invests in shares of an underlying mutual fund.

effective date – the date on which all requirements for issuance of a Policy have been satisfied.

face amount – life insurance coverage amount.

fixed account – that part of the Policy that is not in the divisions or loan account.

general account – assets of the Company other than those allocated to any of our Separate Accounts.

insured – the person named as the “insured” on the most recent application for the Policy. The insured may or may not be the owner.

loan account – that part of the policy value that reflects the value transferred from the division(s) and/or fixed account as collateral for a policy loan.

loan indebtedness – the amount of any policy loan and unpaid loan interest.

maturity date – the policy anniversary following the insured’s 95th birthday.

minimum monthly premium – the amount that, if paid, will keep the Policy in force for one month (not taking into account the current monthly policy charge and surrender charge).

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minimum required premium – a premium which is required to be paid in order to guarantee that the Policy will not lapse in the first two policy years.

monthly date – the day of the month which is the same day as the policy date.
Example:  If the policy date is September 5, 2005, the first monthly date is October 5, 2005.

monthly policy charge – the amount subtracted from the policy value on each monthly date equal to the sum of the cost of insurance and of additional benefits provided by any rider plus the monthly administration charge and the mortality and expense risks charge in effect on the monthly date.

net amount at risk – the amount upon which the cost of insurance charges are based. It is the result of:

•	the death benefit (as described in the Policy) at the beginning of the policy month, divided by 1.0024663; minus
•	the policy value at the beginning of the policy month calculated as if the monthly policy charge was zero.

net policy value – the policy value minus any loan indebtedness.

net premium – the gross premium less the deductions for the premium expense charge. It is the amount of premium allocated to the divisions and/or fixed account.

net surrender value – surrender value minus any loan indebtedness.

notice – any form of communication received in our service office which provides the information we need which may be in writing sent to us by mail, internet or facsimile or by calling the service office.

owner – the person, including joint owner, who owns all the rights and privileges of this Policy.

policy date – the date from which monthly dates, policy years and policy anniversaries are determined; the policy date will never be the 29th, 30th, or 31st of any month.

policy value (also known as the accumulated value) – the sum of the values in the divisions, the fixed account and the loan account.

policy year – the one-year period beginning on the policy date and ending one day before the policy anniversary and any subsequent one year period beginning on a policy anniversary.

Example:	If the policy date is September 5, 2005, the first policy year ends on September 4, 2006. The first policy anniversary falls on September 5, 2006.

premium expense charge – the charge deducted from premium payments to cover a sales charge and state, local and federal taxes.

prorated basis – is the proportion that the value of a particular division or the fixed account bears to the total value of all divisions and the fixed account.

surrender value – policy value minus any surrender charge.

target premium – a premium amount which is used to determine any applicable premium expense charge and surrender charge under a Policy. Target premiums are provided in Appendix A.

underlying mutual fund – a registered open-end investment company, or a separate investment account or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of each division.

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valuation period – the period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. on each business day, and ends at the close of normal trading of the NYSE on the next business day.

written request – actual delivery to the Company at our office of a written notice or request, signed and dated, on a form we supply or approve.

Your notices may be mailed to us at:
Principal Life Insurance Company
PO Box 9296
Des Moines, Iowa 50306-9296
Phone: 1-800-247-9988

you – the owner(s) of the Policy

CORPORATE ORGANIZATION AND OPERATION

The Company
The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a directly wholly owned subsidiary of Principal Financial Group, Inc.

On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

Principal Life Insurance Company Variable Life Separate Account
The Separate Account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. Assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the policies funded by the Separate Account. The Company is obligated to pay all amounts promised to Policy owners under the Policy.

The Funds
The assets of each division of the Separate Account invest in a corresponding underlying mutual fund. The Company purchases and sells fund shares for the Separate Account at their net asset value. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The funds are mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies. A full description of the funds, their investment objectives, policies and restrictions, charges and expenses and other operational information is contained in the attached prospectuses (which should be read carefully before investing). Additional copies of these documents are available without charge from a sales representative or our home office (1-800-247-9988).

The Table of Separate Accounts Divisions later in this prospectus contains a brief summary of the investment objectives of, and sub-advisor for, each division.

New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

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Deletion or Substitution of Investments
We reserve the right to make certain changes if, in our judgement, they best serve your interests or are appropriate in carrying out the purpose of the Policy. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:

•	transfer assets in any division to another division or to the fixed account;
•	add, combine or eliminate divisions; or
•	substitute the shares of a division for shares in another division:

•	if shares of a division are no longer available for investment; or
•	if in our judgement, investment in a division becomes inappropriate considering the purposes of the division.

If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) and/or the fixed account without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).

Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Policy owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other Policy owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of policy value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE: Because there is no required minimum number of votes a small number of votes can have a disproportionate effect.

The Fixed Account
The fixed account is a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account and any interest in it is not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. However, disclosures relating to it are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. You may obtain more information regarding the fixed account from our home office or from a sales representative.

Our obligations with respect to the fixed account are supported by our general account. Subject to applicable law, we have sole discretion over the investment of assets in the general account.

We guarantee that net premiums allocated to the fixed account accrue interest daily at an effective annual rate of 3% compounded annually. We may, in our sole discretion, credit interest at a higher rate.

We may defer payment of proceeds payable out of the fixed account for a period of up to six months.

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The Fixed Account
The value of your fixed account on any business day is:

•	net premiums allocated to the fixed account
•	plus transfers from the division(s)
•	plus interest credited to the fixed account
•	minus surrenders, surrender charges and monthly policy charges
•	minus transfers to the loan account
•	minus transfers to the division(s)
The mortality and expense risks charge is not imposed on amounts in the Fixed Account.

CHARGES AND DEDUCTIONS

We make certain charges and deductions to support operation of the Policy and the Separate Account. Some charges are deducted from premium payments when they are received. Other charges are deducted on a monthly basis while others are deducted at the time a Policy is surrendered or terminated.

Premium Expense Charge (Sales Charge and Taxes)
When we receive your premium payment, we deduct a premium expense charge.

Deductions from premiums during each of the first ten years and with respect to premiums made because of a face amount increase, during the first ten years after the increase, equal:

•	sales load of 2.75% of premiums paid up to target premium (0.75% of premiums in excess of target premium)
•	plus 2.20% (of premiums paid) for state and local taxes
•	plus 1.25% (of premiums paid) for federal taxes.

Deductions from premiums after the tenth policy year (and ten years after a face amount increase) are:

•	2.20% (of premiums paid) for state and local taxes
•	plus 1.25% (of premiums paid) for federal taxes.

The actual taxes we pay vary from state to state. The expense charge is based upon the average tax rate we expect to pay nationwide, the premiums we receive from all states and other expense assumptions. The rate for a particular Policy does not necessarily reflect the actual tax costs applicable to that Policy. The sales load is intended to pay us for distribution expenses, including commissions paid to sales representatives, printing of prospectuses and sales literature, and advertising.

Target Premium
The target premium is based on the gender and age of the insured (see APPENDIX A- TARGET PREMIUMS). The target premium is a calculated premium amount used to determine the premium expense charge and the surrender charge. The target premium is not required to be paid.

Surrender Charge
A surrender charge is imposed upon full surrender of the Policy within ten years of the policy date or of a face amount increase. In addition, if you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge compensates us for expenses related to the sale of the Policy.

Surrender charges vary based on premiums paid, face amount, age at issue or adjustment, state of issue and number of policy years since issue or adjustment. The charge applies only during the first ten policy years unless there is a face amount increase. A face amount increase has its own surrender charge period that begins on the adjustment date. The total surrender charge on the Policy is the sum of the surrender charges for the face amount at issue and each face amount increase. The surrender charge is not affected by any decrease in face amount or any change in face amount resulting from a change of death benefit options.

The surrender charge on an early surrender or Policy lapse is significant. As a result, you should purchase a Policy only if you have the financial capacity to keep it in force for a substantial period of time.

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Surrender charges have two components – the contingent deferred sales charge and the contingent deferred administration charge.

Contingent deferred sales charge (CDSC)
The contingent deferred sales charge is equal to 47.25% of the lesser of 1) the sum of all premiums paid up to date, or 2) the target premium total as calculated below.

The target premium total used to calculate the CDSC is the target premium times a multiplier based on the age of the insured and the state in which the Policy was issued. The target premium can be found in Appendix A. The multiplier is shown in the table below:

	Target Premium Multiplier
Insured’s Age	All States
on Issue or	Except Oregon
Adjustment Date	and New York	New York	Oregon
0-45	2.00	2.00	2.00
46-50	2.00	1.90	2.00
51-55	2.00	1.75	2.00
56-60	2.00	1.65	2.00
61-65	2.00	1.55	2.00
66-70	1.50	1.50	1.45
71-75	1.08	1.10	1.05
76-80	0.80	0.80	0.80
81-85	0.48	0.50	0.50

CDSC Example:	target premium (250 x 14.31(from Appendix A))	$3,577.50
	target premium multiplier (from table above)	2.00

	target premium total for CDSC	$7,155.00

The target premium total ($7,155.00 is less than the total of all premiums paid ($8,000.00)).
CDSC: 47.25% x $7,155.00 = $3,380.74

The example assumes:	insured’s age: 45 insured’s gender: Male premiums paid to date: $8,000.00	issue state: Florida face amount: $250,000	adjustments: none years in force: 1

Contingent deferred administration charge (CDAC)
The contingent deferred administration charge is $3 per $1,000 of face amount. The CDAC is subject to a maximum of $1,500.

CDAC Example:	face amount	$250,000
	divided by	1,000

		250
	times	$3.00

	CDAC is	$750.00

The example assumes:	insured’s age: 45 insured’s gender: Male premiums paid to date: $8,000.00	issue state: Florida face amount: $250,000	adjustments: none years in force: 1

Surrender charge percentage
The surrender charge during any policy year is equal to ((a) plus (b)) times (c) where:
(a) is the CDSC;
(b) is the CDAC; and

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(c) is the applicable surrender charge percentage shown below:

Surrender Charge Percentage Table
Number of years since Policy	The following percentage of
date and/or the adjustment date	surrender charge is payable
0 through 5	100.00%
6	95.24
7	85.71
8	71.43
9	52.38
10	28.57
11 and later	00.00

Surrender Charge Example:	CDSC	$3,380.74
	plus CDAC	750.00

		$4,130.74
	times the applicable percentage	100.00%

	total surrender charge	$4,130.74

The example assumes:	insured’s age: 45	issue state: Florida	adjustments: none
	insured’s gender: Male	face amount: $250,000	years in force: 1
premiums paid to date: $8,000.00

When the face amount on a Policy is increased, the surrender charge on the additional face amount is calculated separately. For example, if the above Policy had a face increase of $10,000 in policy year 3, the surrender charge on the original face amount would be calculated as shown above. The surrender charge on the face amount increase is calculated separately based on the insured’s age at the time of the increase. The surrender charges are added together to determine the total surrender charge. In this example, in policy year 11 the surrender charge on the original face amount is zero and the surrender charge on the face amount increase applies for an additional 3 years (for a total of 11 years after the face amount increase).

Surrender charges do not typically start high and decrease over time. Typically, surrender charges on the Policy are lower in the first two policy years, reach a maximum level in the third year and decrease after year five. Please refer to your policy data pages for the Table of Maximum Surrender Charges.

Surrender charge limitation. If you surrender your Policy within two years of issue or of an increase in face amount, a sales charge refund is made to the extent that the total sales charge deducted exceeds (a) plus (b) where:

•	(a) is 30% of actual premium payments made up to the lesser of:

•	one guideline annual premium; or
•	the maximum amount of premiums subject to the deferred sales charge.

•	(b) is 10% of the premiums paid in excess of one guideline annual premium, up to the lesser of:

•	two guideline annual premiums; or
•	the maximum amount of premiums subject to the deferred sales charge.

Effective May 21, 2001, the Sales Charge Limitation no longer applies in states where permissible. This change only applies to Policies issued after May 21, 2001. Please consult your sales representative for availability.

Monthly Policy Charge
The monthly policy charge is made up of:

•	a charge for the cost of insurance;
•	a monthly administration charge;
•	a mortality and expense risks charge; and
•	any charge for an optional insurance benefit added by rider(s).

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On the policy date and each monthly date thereafter, we deduct the charge from your policy value in the divisions and/ or fixed account (but not your loan account). The deduction is made using your current monthly policy charge allocation percentages. Your allocation percentages may be:

•	the same as allocation percentages for premium payments;
•	determined on a prorated basis; or
•	determined by any other allocation method which we agree upon.
For each division and the fixed account, the allocation percentage must be zero or a whole number. The total of the allocation percentages must equal 100. Allocation percentages may be changed without charge. A request for an allocation change is effective on the next monthly date after the request is approved. If we cannot follow your instructions because of insufficient value in any division and/or fixed account, the monthly policy charge is deducted on a prorated basis.

Cost of Insurance Charge
This charge compensates us for providing insurance protection under the Policy.

The monthly cost of insurance charge is (a) multiplied by (b) where:
(a) is the cost of insurance rate (described below) divided by 1,000; and
(b) is the net amount at risk.

The net amount at risk is the difference between the death benefit and the policy value. The lower the policy value, the higher the net amount at risk thus higher cost of insurance charges. The net amount at risk is affected by: investment performance; policy loans and unpaid loan interest; payment of premiums, fees and charges; death benefit option chosen; partial surrenders; and face amount adjustments.

Different cost of insurance rates may apply to face amount increases. The cost of insurance for the increase is based on the insured’s gender*, issue age, duration since issue, smoking status, and risk classification at the time of the increase. The guaranteed maximum cost of insurance rate for the increase is based on the insured’s gender*, attained age and risk classification at the time of the increase.

*	The cost of insurance rate for Policies issued in states which require unisex pricing or in connection with employment related insurance and benefit plans is not based on the gender of the insured.

Groups and persons buying Policies under a sponsored arrangement may apply for flexible underwriting. If flexible underwriting is granted, the cost of insurance charge may increase because of higher anticipated mortality experience. Flexible underwriting programs currently available include: batch underwriting, simplified issue underwriting and guaranteed issue underwriting.

Special underwriting programs are offered that provide simplified underwriting. The cost of insurance rates for healthy individuals are greater under simplified underwriting than on Policies subjected to full underwriting.

Monthly Administration Charge
This charge reimburses us for the costs of maintaining the Policy, including accounting and record keeping.

Current charges. During the first policy year, the minimum administration charge is $10.00 per month and not more than $16.67 per month. After the first policy year, the administration charge is $10.00 per month.

Guaranteed administration charges. In the first policy year, the guaranteed maximum administration charge is 1/12 x ($.60 for each $1,000 of net amount at risk) per month with a maximum charge of $25.00 per month. After the first policy year, the guaranteed maximum administration charge is $10.00 per month.

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Mortality and Expense Risks Charge
The mortality and expense risks charge compensates us for distribution and administrative expenses.

Each month during the first nine policy years, we deduct a mortality and expense risks charge at an annual rate of 0.90% of the division values. Each month thereafter, we deduct a charge at an annual rate of 0.27% of the division values.

We reserve the right to increase the annual rate after the ninth policy year but guarantee that the maximum annual rate will not exceed 0.90% of the division values. If we increase the annual rate, the increase will only apply to policies issued on or after the date of the increase.

Underlying Mutual Fund Charges
The assets of each division are used to purchase shares in a corresponding mutual fund at net asset value. The net asset value of the mutual fund reflects management fees and operating expenses already deducted from the assets of the mutual fund. Current management fees and operating expenses for a mutual fund are shown in the prospectus for the underlying mutual fund.

GENERAL DESCRIPTION OF THE POLICY

The Contract
The entire contract is made up of applications, amendments, riders and endorsements attached to the Policy, current data pages, copies of any supplemental applications, amendments, endorsements and revised data pages which are mailed to you. No statement, unless made in an application, is used to void a Policy (or void an adjustment in the case of an adjustment application). Only our corporate officers can agree to change or waive any provisions of a Policy. Any change or waiver must be in writing and signed by an officer of the Company.

The descriptions that follow are based on provisions of the Policy offered by this prospectus.

Rights Under the Policy
Ownership
Unless changed, the owner(s) is as named in the application. The owner(s) may exercise every right and privilege of the Policy, subject to the rights of any irrevocable beneficiary(ies) and any assignee(s).

All rights and privileges of ownership of a Policy end if death proceeds are paid, upon the maturity date, if the Policy is surrendered or if the grace period ends without our receiving the payment required to keep the Policy in force.

If an owner dies before the Policy terminates, the surviving owner(s), if any, succeeds to that person’s ownership interest, unless otherwise specified. If you are not the insured and you die before the insured, the insured becomes the owner unless there is a successor owner. With our consent, you may specify a different arrangement for contingent ownership.

You may change your ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

Beneficiary
If the insured dies before the maturity date, we pay death proceeds to your named beneficiary(ies). You have the right to name a beneficiary(ies) and contingent beneficiary(ies). This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. After approval, the change is effective as of the date you signed the request for change. We reserve the right to require that you send us the Policy so that we can record the change.

If no beneficiary(ies) survives the insured, the death proceeds are paid to the owner(s) or the estate of the owner(s) in equal percentages unless otherwise specified.

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Assignment
You may assign your Policy. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the revocable beneficiary(ies), are subject to any assignment on file with us.

Policy Limitations
Division Transfers
After the free-look period, you may transfer amounts between the divisions and/or the fixed account. You must specify the dollar amount or whole percentage to transfer from each division. The transfer is made, and the values determined as of the end of the valuation period in which we receive your request. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

You may request an unscheduled transfer or set up a periodic transfer by:

•	sending us a written request;
•	calling us if telephone privileges apply (1-800-247-9988); or
•	visiting www.principal.com (if internet privileges apply).

You may not make a transfer to the fixed account if:

•	a transfer has been made from the fixed account to a division within six months; or
•	immediately after the transfer, the fixed account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers. You may make unscheduled transfers from a division to another division or to the fixed account. The minimum transfer amount is the lesser of $100 or the value of your division.

Scheduled Transfers. You may elect to have automatic transfers made out of one division into one or more of the other divisions and/or the fixed account. You choose the investment options, the dollar amount and timing of the transfers. There is no fee for participation in the scheduled transfer program.

Automatic transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
       Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$15.00	6
June	$100	$20.00	5

Total	$600	$110.00	35

In the example above, the average share price is $18.33 (total of share prices ($110.00) divided by number of purchases (6)) and the average share cost is $17.14 (amount invested ($600.00) divided by number of shares purchased (35)).

Automatic transfers are made on a periodic basis.

•	The amount of the transfer is:

•	the dollar amount you select (minimum of $50); or
•	a percentage of the division value as of the date you specify (other than the 29th, 30th or 31st).

•	You select the transfer date (other than the 29th, 30th or 31st) and the transfer frequency (annually, semi-annually, quarterly or monthly). If the selected date is not a business day, the transfer is completed on the next business day.

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•	The value of the division must be equal to or more than $2,500 when your scheduled transfers begin.
•	Transfers continue until your interest in the division has a zero balance or we receive notice to stop them.
•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

Fixed Account Transfers
Transfers from the fixed account to your division(s) are subject to certain limitations. You may transfer amounts by making either a scheduled or unscheduled fixed account transfer. You may not make both a scheduled and an unscheduled fixed account transfer in the same policy year. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Policies for which he or she is not the owner.

Unscheduled Transfers. You may make one unscheduled fixed account to division(s) transfer within the 30-day period following each policy anniversary.

•	You must specify the dollar amount or percentage to be transferred (not to exceed 25% of the fixed account value as of the most recent policy anniversary).
•	The minimum transfer amount must be at least $100 (or the entire value of your fixed account if less).
•	If your fixed account value is less than $1,000, you may transfer up to 100% of your fixed account.
•	There is no transaction charge imposed on the transfer(s).

Scheduled Transfers. You may make scheduled transfers on a monthly basis from the fixed account to your division(s) without an additional charge as follows:

•	The value of your fixed account must be equal to or more than $2,500 when your scheduled transfers begin. We reserve the right to change this amount but it will never be more than $10,000.
•	The amount of the transfer is:

•	the dollar amount you select ($50 for fixed account); or
•	a percentage of the fixed account value (the maximum amount of the transfer is 2% of the fixed account value as of the specified date) as of the date you specify which may be:

•	the later of the policy date or most recent policy anniversary date; or
•	the date the Company receives your request.

•	Transfers begin on the monthly date following the receipt of notice.
•	If the specified date is not a business day, the transfer is completed on the next business day.

Scheduled transfers continue until your value in the fixed account has a zero balance or we receive your notice to stop them. If you stop the transfers, you may not start them again until six months after the last scheduled transfer. You may change the amount of the transfer once each policy year by:

•	sending us a written request;
•	calling us if telephone privileges apply (1-800-247-9988); or
•	visiting www.principal.com (if internet privileges apply).
As transfers are made on a monthly basis, a change in the amount of the transfer is effective with the scheduled transfer after our receipt of notice of the change.

Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your policy value in the divisions over time.

Example:	You may choose to rebalance so that 50% of your policy values are in the Bond division and 50% in the Capital Value division. At the end of the specified period, market changes may have caused 60% of your value to be in the Bond division and 40% in the Capital Value division. By rebalancing, units from the Bond division are sold and the proceeds are used to purchase units in the Capital Value division so that 50% of the policy values are once again invested in each division.

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You may elect APR at the time of application or after the Policy has been issued. There is no charge for participation in the APR program. The APR transfers:

•	do not begin until the expiration of the examination offer period;
•	are done without charge;
•	may be done on the frequency you specify:

•	quarterly APR transfers may be done on a calendar year or policy year basis;
•	semiannual or annual APR transfers may only be done on a policy year basis.

•	may be done by:

•	calling us (if telephone privileges apply (1-800-247-9988));
•	mailing us your written request;
•	faxing your request to us; or
•	visiting www.principal.com (if internet privileges apply).

•	are made at the end of the next valuation period after we receive your instruction;
•	are not available for values in the fixed account; and
•	are not available if you have scheduled transfers from the same divisions.

Automatic portfolio rebalancing is also the term used in connection with certain non-qualified deferred compensation plans. In these instances, the plan has a service agreement directing the service provider to give effect to the plan’s allocation instructions.

Optional Insurance Benefits
Subject to certain conditions, you may add one or more optional insurance benefits to your Policy. Detailed information concerning optional insurance benefits may be obtained from an authorized agent or our home office. Not all optional insurance benefits are available in all states. Some provisions may vary from state to state. The cost, if any, of an optional insurance benefit is deducted from your policy value.

Accelerated Benefits Rider
This rider provides the option of receiving an advance of a portion of the death proceeds if the insured becomes terminally ill. Up to 75 percent of the total face amount, minus any outstanding policy loans and unpaid loan interest and previously paid accelerated benefit, may be requested, up to a maximum of $1,000,000, provided that the insured has been diagnosed as terminally ill and has a life expectancy of less than 12 months. The death proceeds payable upon the death of the insured will be reduced by the amount of the death proceeds advanced plus interest charged. The rider is available to all Policies at issue or may be elected at any time prior to the insured’s death. There is no charge for this rider other than interest charged during the time period death proceeds are advanced. Receipt of a death benefit advance may be taxable. Before you make a claim for a death benefit advance, you should seek assistance from your personal tax advisor.

Accidental Death Benefit Rider
This rider provides an additional death benefit if the insured’s death is caused by accidental means. The rider may be elected at the time of application, or may be added after issue subject to our then current underwriting guidelines. There is a charge for this rider.

Accounting Benefit Rider
This rider is available on business cases only and provides if the Policy is surrendered in the first ten years, any surrender charge which would otherwise apply, will be waived. This waiver of surrender charge does not apply to a Policy which is surrendered for the purpose of replacing it with a policy from another company, including Internal Revenue Code Section 1035 exchanges. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider must be elected at the time of application or any time prior to issue. There is no charge for this rider.

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Change of Insured Rider
This rider is available on business cases only and allows the business to change the insured when an employee leaves employment or ownership of the business changes. The rider may be added at any time prior to the proposed insured’s issue age 69. Until the effective date of the change of insured application, coverage remains in effect on the life of the prior insured. We must receive satisfactory evidence of insurability (according to our underwriting guidelines then in effect) for the newly named insured. Future cost of insurance rates are based on the gender, issue age, smoking status, and risk classification of the newly named insured. The death proceeds are paid when the newly named insured dies. There is no charge for this rider.

Children Term Insurance Rider
This rider provides insurance coverage for the insured’s child(ren). We will pay this rider’s beneficiary its insurance amount upon receipt of proof that the child died before the termination of this rider. The rider may be added at any time while the primary insured’s attained age is 55 or less. There is a charge for this rider.

Cost of Living Rider
This rider provides increases in the face amount every three years, to the insured’s age 55, without requiring evidence of insurability. This rider is added automatically to all Polices with a risk classification of standard or better and where the insured’s issue age is 52 or younger. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the face amount made under this rider. There is no charge for this rider.

Death Benefit Guarantee Rider
This rider extends the no-lapse guarantee provision if premiums paid equal or exceed the Death Benefit Guarantee premium requirement. This rider is automatically made a part of the Policy as long as the premium (planned or paid) is equal to or greater than the annual Death Benefit Guarantee premium requirement. The level of premium (planned or paid) at issue determines whether the no-lapse guarantee is extended to the insured’s attained age 65. An illustration (available at no charge from your sales representative or our home office) will provide the Death Benefit Guarantee premium requirement applicable to your Policy. The Death Benefit Guarantee premium requirement is described in the section “PREMIUMS.”

If on any monthly date, the Death Benefit Guarantee premium is not met, we send you a notice stating the premium required to keep the rider in effect. If the premium required to maintain the rider is not received in our home office before the expiration of the 61 days (which begins when the notice is mailed), the Death Benefit Guarantee is no longer in effect and the rider is terminated. If the rider terminates, it may not be reinstated.

The rider must be elected at the time of application or any time prior to issue.

Extended Coverage Rider
This rider extends the Policy beyond the maturity date as long as the Policy is still in-force and the insured is living on the maturity date. The Policy will then terminate upon the insured’s death. No monthly policy charges are deducted after the maturity date. No additional premium payments are allowed, adjustment options are not available and the death benefit option is changed to Death Benefit Option 1. All investment account and fixed account values will be transferred to the Money Market division and no further transfers are allowed. This rider is added automatically to all Policies when issued. You may choose not to extend the maturity date and instead receive the maturity proceeds by requesting the rider not be attached to your Policy. There is no charge for this rider.

Extra Protection Increase Rider
This rider provides increases in the face amount based on the amount of premiums paid into the Policy without requiring evidence of insurability. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the face amount made under this rider. The rider is available on business cases only. The rider must be elected at the time of application or any time prior to issue. There is no charge for this rider.

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Life Paid-Up Rider
Under certain circumstances, this rider can guarantee the Policy will not lapse when there is a large loan outstanding. The rider benefit begins on the monthly date when the loan balance reaches 96% on a current basis, 92% on a guaranteed basis of the surrender value. There is a one-time current charge of 3.5% (guaranteed not to exceed 7.5% of policy value) taken from the policy value on the date the rider is exercised. Afterwards, no further monthly policy charges are deducted for the remaining death benefit. Adjustments or changes to the Policy are not allowed once the rider benefit goes into effect. The Internal Revenue Services has not taken a position on the Life Paid-Up rider. You should consult your tax advisor prior to this rider being exercised. The rider may be elected at the time of application or anytime prior to the maturity date.

Salary Increase Rider
This rider is available on business cases only and provides increases in the face amount based on salary adjustments without requiring evidence of insurability. When exercised, the monthly policy charge and surrender charge will be increased to cover the costs and charges for any increase in the face amount made under this rider. The rider must be elected at the time of application or any time prior to issue. There is a charge for this rider.

Spouse Term Insurance Rider
This rider provides insurance coverage for the insured’s spouse. We will pay this rider’s beneficiary its insurance amount upon receipt of proof that the spouse died before the termination of this rider. The rider may be added at any time while the primary insured’s attained age is 60 or less. There is a charge for this rider.

Waiver of Monthly Policy Charge Rider
This rider pays the monthly policy charges of the Policy if the insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at any time while the primary insured’s attained age is 59 or less. There is a charge for this rider.

Waiver of Specified Premium Rider
This rider pays the planned scheduled premium on the Policy if the insured becomes disabled and loses his/her ability to earn an income. Our approval, under our then current underwriting guidelines, is required to add this rider. The rider may be added at any time while the primary insured’s attained age is 59 or less. There is a charge for this rider.

Reservation of Rights
We reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes. However, we cannot make any guarantee regarding the future tax treatment of any Policy.

We also reserve the right to amend or terminate the special plans described in this prospectus, for example preauthorized premium payments. You would be notified of any such action to the extent required by law.

Right to Exchange Policy
During the first 24 months after the policy date (except during a grace period), you have the right to exchange your Policy for any other form of fixed benefit individual life insurance policy (other than term insurance) that we make available for this purpose. No charge is imposed on this exchange. Your exchange request must be postmarked or delivered to our home office before the end of the 24-month period. The exchange is effective when we receive your written request, any amount required to place the new policy in force and surrender of the Policy

You may also exchange the Policy for a fixed-benefit, flexible premium policy we make available for this purpose if there is a material change in the investment policy of a division if you have an interest in the affected division. In addition, you have the right to exchange a face amount increase for a fixed-benefit, flexible premium policy we make available for this purpose at any time during the first 24 months after the increase (but not during a grace period).

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Suicide
Death proceeds are not paid if the insured dies by suicide, while sane or insane, within two years of the policy date (or two years from the date of face amount increase with respect to such increase). In the event of the suicide of the insured within two years of the policy date, our only liability is a refund of premiums paid, without interest, minus any loan indebtedness and partial surrenders. In the event of suicide within two years of a face amount increase, our only liability with respect to that increase is a refund of the cost of insurance for the increase. This amount will be paid to the beneficiary(ies).

Delay of Payments or Transfers
Payment due to exercise of your rights under the examination offer provision, surrenders, policy loans, death or maturity proceeds, and transfers to or from a division are generally made within five days after we receive your instructions in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon return of the Policy, full or partial surrender, policy loan, death, maturity or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940.

The right to sell shares may be suspended during any period when:

•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or
•	an emergency exists, as determined by the SEC, as a result of which:

•	disposal by a fund of securities owned by it is not reasonably practicable;
•	it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
•	the SEC permits suspension for the protection of security holders.

If a payment or transfer is delayed and you do not cancel your instructions in writing, the transaction will be priced on the first business day following the expiration of the permitted delay. The transaction is made within five days thereafter.

In addition, we reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may defer payment of proceeds payable out of the fixed account for a period of up to six months.

PREMIUMS

Payment of Premiums
The amount and frequency of your premium payments affects the policy value, the net surrender value and how long the Policy remains in force. Generally, the higher the policy face amount the higher the Minimum Required Premium or the 5-Year Guarantee premium will be. You must pay premiums to us at our home office, Principal Life Insurance Company, 801 Grand (IDPC), Des Moines, Iowa 50392. (See POLICY TERMINATION AND REINSTATEMENT for more information regarding the Minimum Required and the 5-Year Guarantee premiums) Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.

You may set up monthly preauthorized withdrawals to allow us to automatically deduct premium payments from your checking or other financial institution account. You may make unscheduled payments and/or establish a payment schedule (we send premium reminder notices if you establish an annual, semiannual or quarterly planned payment schedule). Premium payments may also be made through payroll deduction where permitted by state law and approved by us.

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Minimum Required Premium and 5-Year Guarantee Provisions
Your Policy has either a Minimum Required Premium or a 5-Year Guarantee provision. The 5-Year Guarantee provision only applies to Policies issued after May 21, 2001 where permitted by state law. If the 5-Year Guarantee provision applies to your Policy and you meet the premium requirement, your Policy is guaranteed not to lapse during the first five policy years even if the net surrender value is insufficient to cover the monthly policy charge.

Minimum Required Premium - during first 24 months after policy date
You must pay a Minimum Required Premium during the first 24 months from the policy date. The Minimum Required Premium is the amount that, if paid, will keep the policy in force for one month, taking into account the current monthly policy charges and surrender charge. The Minimum Required Premium on a monthly date is equal to (a) times (b) where:
(a) is the minimum monthly premium as shown on the current data pages; and
(b) the number of completed months since the policy date.

NOTE:	The amounts of the Minimum Required Premium (if applicable) and the Death Benefit Guarantee premiums are different due to the length of time coverage is provided by each. The Minimum Required Premium ensures that the Policy will not lapse during the first 24 months following the policy date. The Death Benefit Guarantee premium provides a guarantee that the Policy will not lapse during the later of the first 60 months following the policy date or the insured’s age 65. Since the Death Benefit Guarantee can provide a longer no-lapse guarantee, the Death Benefit Guarantee premium is higher than the Minimum Required Premium.

Example:	If the policy face amount is $250,000 and the insured is a male with an attained age of 45 who is a nonsmoker:
Minimum required premium is $3,082. (The policy face amount (divided by 1000) multiplied by the Minimum Required Premium rate of $12.00 plus $82.00)
Death benefit guarantee premium requirement is $3,659.50. (The policy face amount (divided by 1000) multiplied by the Death Benefit Guarantee premium rate of $14.31 plus $82.00)

5-Year Guarantee Provision
During the first 60 months from the policy date, the Policy will stay in force even if the Policy’s net surrender value is insufficient to cover monthly policy charge If ((a) minus (b)) is greater than or equal to (c) where:

(a) i	s the sum of the premiums paid;

(b)	is the sum of all existing policy loans, unpaid loan interest, partial surrenders and transaction charges; and
(c)	is the sum of the minimum monthly premiums (as shown on your data page) since the policy date to the most recent monthly date.

After the first 60 months from the policy date, making premiums under your planned periodic schedule does not guarantee that your Policy will stay in force unless:

•	your Policy’s net surrender value is at least equal to the monthly policy charge on the current monthly date, or
•	the Death Benefit Guarantee rider is in force.

Death Benefit Guarantee
The Death Benefit Guarantee rider provides that, subject to satisfaction of the Death Benefit Guarantee requirement, the Policy will not terminate prior to the later of the insured attaining age 65 or 5 years from policy issue even if the policy net surrender value is insufficient to cover the monthly policy charge.

The Death Benefit Guarantee premium requirement is that ((a) minus (b)) is greater than or equal to (c) where:

(a)	is the sum of premiums paid;
(b)	is the sum of the loan indebtedness and all partial surrenders; and
(c)	is the sum of the Death Benefit Guarantee premiums since the policy date to the most current monthly date.

Example:	If the policy face amount is $250,000 and the insured is a male with an attained age of 45 who is a nonsmoker:
5-Year Guarantee Provision premium requirement is $2,170. (The policy face amount (divided by

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1000) multiplied by the 5-Year Guarantee Provision premium rate of $8.68)
Death benefit guarantee premium requirement is $3,659.50. (The policy face amount (divided by 1000) multiplied by the Death Benefit Guarantee premium rate of $14.31 plus $82.00)

Premium Limitations
In no event may the total of all premiums paid, both scheduled and unscheduled, be more than the maximum premium payments allowed for life insurance under the Internal Revenue Code. If you make a premium payment that would result in total premiums exceeding the maximum limitation, we only accept that portion of the payment that makes total premiums equal the maximum. Unless otherwise directed, any excess will be returned and no further premiums are accepted until allowed by the current maximum premium limitations.

Allocation of Premiums
Your initial net premium (and other net premiums we receive prior to the effective date and twenty days after the effective date) is allocated to the Money Market division at the end of the business day we receive the premium. Twenty-one days after the effective date, the money is reallocated to the divisions and/or the fixed account according to your instructions. If the twenty-first day is not a business day, the transfer will occur on the first business day following the twenty-first day from the effective date.

Example:	The effective date of your Policy is February 1st. Your net premium is allocated to the Money Market division at the end of the valuation period we receive the premium. At the close of business on February 21st, the net premium is reallocated to the division that you selected.

Net premium payments received after the twenty-first day period are allocated to the divisions and/or fixed account according to your instructions (the allocation percentage must be zero or a whole number). The total of all the allocation percentages must equal 100. Net premium payments are allocated as of the valuation period in which they are received. Incomplete allocation instructions may cause a delay in processing.

The percentage allocation for future premium payments may be changed, without charge, at any time by:

•	sending a written request to us;
•	calling us at 1-800-247-9988 (if telephone privileges apply); or
•	visiting www.principal.com (if internet privileges apply).
The allocation changes are effective at the end of the valuation period in which your new instructions are received.

NOTE:	We reserve the right to keep the initial premium payment in the Money Market division longer than 20 days to correspond to the examination offer periods of a premium fund state’s replacement requirements. If in a market value state, premiums may be immediately allocated to the divisions.

Division Valuation
There is no guaranteed minimum division value. Its value reflects the investment experience of the division. It is possible that the investment performance could cause a loss of the entire amount allocated to the division. Without additional premiums payments or a Death Benefit Guarantee rider, it is possible that no death benefit would be paid upon the insured’s death.

At the end of any valuation period, your value in a division is:

•	the number of units you have in the division
•	multiplied by the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

•	your initial premium payment (less premium expense charges);
•	plus subsequent premium payments (less premium expense charges);
•	plus transfers from another division or the fixed account
minus units sold:

•	for partial surrenders from the division;
•	as part of a transfer to another division, the fixed account or the loan account; and
•	to pay monthly policy charges and any transaction fees.

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We calculate unit values on days that the NYSE is open for trading and trading is not restricted. We do not calculate unit values on these recognized holidays: New Year’s Day; Labor Day; Martin Luther King, Jr. Day; Thanksgiving; President’s Day; Christmas; Good Friday; Memorial Day and Independence Day. In addition, we do not calculate unit values if an emergency exists making disposal or valuation of securities held in the underlying mutual funds impracticable or if the SEC, by order, permits a suspension or postponement for the protection of security holders. To calculate the unit value of a division, the unit value from the previous business day is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:
[{the share price of the underlying mutual fund at the end of the valuation period before that day’s transactions plus
the per share amount of the dividend (or other distribution) made by the mutual fund during the valuation period} divided by the share price of the underlying mutual fund at the end of the previous valuation period after that day’s transactions].

When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

DEATH BENEFITS AND POLICY VALUES

Death Proceeds
If coverage is in effect and the insured dies before the maturity date, we pay death proceeds. We must receive:

•	proof of the death of the insured;
•	Beneficiary’s Statement (Claim Form)*; and
•	Trust Agreement (if the beneficiary is a trust).

*	If the beneficiary is a corporation, the Claim Form must be signed by a corporate officer and submitted with a copy of the Articles of Incorporation or By-Laws indicating the authority of the office and a current Board resolution providing the name of the officer authorized to execute the Claim Form. The corporation must also submit a Certificate of Good Standing or Certificate of Existence provided by the state of incorporation.

Payment is made to any assignee. The remainder is paid to your named beneficiary(ies) under your designated benefit payment option (see GENERAL DESCRIPTION OF THE POLICY - Rights Under the Policy).

The payments are made in cash lump sum or under a fixed benefit payment option. Death proceeds are calculated as of the date of the insured’s death and include:

•	the death benefit described below;
•	minus loan indebtedness;
•	minus any overdue monthly policy charges if the insured died during a grace period;
•	plus interest on the death proceeds as required by state law;
•	plus proceeds from any benefit rider on the insured’s life.

Benefit Instructions
While the insured is alive, you may give us instructions for payment of death proceeds under one of the fixed benefit payment options of the Policy. If at the insured’s death, you have not provided benefit payment option instructions, the beneficiary(ies) select the benefit payment option to be used. These choices are also available if the Policy matures or is surrendered. If a benefit payment option is not selected, the death proceeds are paid in a cash lump sum. The instructions or changes to the instructions must be in writing. If you change the beneficiary(ies), prior benefit payment option instructions are revoked.

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The fixed benefit payment options include:

•	Custom Benefit Arrangement A specially designed benefit option may be arranged with our approval.
•	Proceeds left at interest We hold the amount of the benefit on deposit. Interest payments are made annually, semiannually, quarterly or monthly as selected.
•	Fixed Income We pay income of a fixed amount for a fixed period (not exceeding 30 years).
•	Life Income
We pay income during a person’s lifetime. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
•	Joint and Survivor Life Income
We pay income during the lifetime of two people and continue until the death of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if both of the beneficiaries die before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if both of the beneficiaries die before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
•	Joint and Two-thirds Survivor Life Income
We pay an income during the lifetime of two people and two-thirds of the original amount during the remaining lifetime of the survivor. Without a guaranteed period, it is possible that only one payment is made under this option if the beneficiary dies before the second payment is due. A minimum guaranteed period of from 5 to 30 years may be used (if the beneficiary dies before all of the guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary named in the benefit payment option instructions).
If no beneficiary(ies) survive the insured, the death proceeds will be paid to the owner or the owner’s estate unless otherwise specified.

Death Benefit Option
The death benefit option is selected at the time of application. If a death benefit option is not chosen, the Policy will be issued with Death Benefit Option 1.

The two death benefit options available are:

•	Death Benefit Option 1 - the death benefit equals the greater of:

•	the face amount; or
•	the amount found by multiplying the policy value by the applicable percentage from the table below.

•	Death Benefit Option 2 - the death benefit equals the greater of:

•	the face amount plus the policy value; or
•	the amount found by multiplying the policy value by the applicable percentage from the table below.

APPLICABLE PERCENTAGES*

(For ages not shown, the applicable percentages decrease by a pro rata portion for each full year.)

Insured’s attained age	percentage
40 and under	250
45	215
50	185
55	150
60	130
65	120
70	115
75 through 90	105
95	100

•	The applicable percentage tables are based on our interpretation of Section 7702 of the Internal Revenue Code as set forth below. We reserve the right, where allowed by law, to change or delete the percentages as required by changes to the Internal Revenue Code.

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Example:	Death Benefit Option: 1
Face Amount: $250,000
Policy Value: $150,000
Attained Age: 45
Risk Class: Preferred Non-smoker
Applicable Percentage: 215%
Death Benefit: $150,000 x 215% = $322,500

Change in Death Benefit Option
You may change the death benefit option on or after the second policy anniversary. Up to two changes are allowed per policy year. Your request must be made in writing and approved by us. The effective date of the change will be the monthly date that coincides with, or next follows, our approval.

We will increase or decrease the face amount so that the death benefit immediately after the change equals the death benefit before the change. If the death benefit option involves a face decrease, you may elect to keep the current face amount, subject to underwriting review and approval.

Changing from Death Benefit Option 1 to Death Benefit Option 2
We will decrease the face amount. The amount of the decrease is equal to the policy value on the effective date of the change. If there have been increases in the face amount, the decrease of face amount will be made on a last in, first out basis. Because the death benefit can continue to increase under Death Benefit Option 2, we may require proof of insurability. Cost of insurance charges will likely increase.

before the change	before the change	before the change

$1,000,000	$1,000,000	$50,000

after the change	after the change	after the change

$950,000	$1,000,000	$50,000
($1,000,000−$50,000)	($950,000+$50,000)

Changing from Death Benefit Option 2 to Death Benefit Option 1
We will increase the face amount. The amount of the increase is equal to the policy value on the effective date of the change. The face amount increase will be in the same proportion as the face amount to the face amount. Because the death benefit will not continue to increase under Death Benefit Option 1, no proof of insurability is required. Cost of insurance charges will likely decrease.

before the change	before the change	before the change

$1,000,000	$1,050,000	$50,000
	($1,000,000+$50,000)

after the change	after the change	after the change

$1,050,000	$1,050,000	$50,000
($1,000,000+$50,000)

IRS Definition of Life Insurance
The Policy should qualify as a life insurance contract as long as it satisfies certain tests under Section 7702 of the Internal Revenue Code.

•	The Policy qualifies if it satisfies a guideline premium requirement and falls within a cash value corridor.
•	If at any time a premium is paid which would result in total premiums exceeding the current maximum premium allowed, we only accept that portion of the premium which would make the total premiums equal the maximum.

Maturity Proceeds
The maturity date is the policy anniversary where the insured’s attained age is 95 and is shown on your current data pages. If the insured is living on the maturity date, the Policy is in force and you do not want the maturity date extended by the Extended Coverage Rider, maturity proceeds equal to the accumulated value less policy loans and unpaid loan interest are paid. If the Extended Coverage Rider is attached but you wish to receive the maturity proceeds at the Policy’s maturity and avoid conversion to Death Benefit Option 1, you must send instructions to our office.

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The maturity proceeds are paid either as a cash lump sum on the maturity date or under the benefit payment option you have selected. Only if the Extended Coverage Rider is present on the Policy will the maturity date automatically be extended to the date of the insured’s death (as explained in GENERAL DESCRIPTION OF THE POLICY - Optional Insurance Benefits).

Adjustment Options
Increase in face amount
You may request an increase at any time provided that the Policy is not in a grace period and monthly policy charges are not being waived under a rider. The minimum increase in face amount is $50,000. A face amount increase request made in the first 60 policy months will increase the 5-Year guarantee premium for the remainder of the 60 months. If MRP applies, the MRP amount will be increased if an increase is made in the first two policy years. At any time an increase is made, surrender charges will apply.

The request must be made on an adjustment application. The application must be signed by the owner(s) and the insured. If your request is not approved, no changes are made to your Policy.

We will approve your request if:

•	the insured is alive at the time of your request; and
•	the attained age of the insured is 85 or less at the time of the request; and
•	we receive evidence satisfactory to us that the insured is insurable under our underwriting guidelines in place at the time of your request.

The increase in face amount is in a risk classification determined by us. The adjustment is effective on the monthly date on or next following our approval of your request.

We calculate an “adjustment conditional receipt premium deposit” (payment that accompanies request) based on your request for an increase. If you make a payment with your adjustment application of at least as much as the adjustment conditional receipt premium deposit, we issue a conditional receipt. The conditional receipt shows receipt of the payment and outlines any interim insurance coverage.

Any payment made with the adjustment application is held in our general account without interest. If we approve the adjustment, on the effective date of the adjustment, the amount of the premium payment being held minus the premium expense charge is moved to the divisions and/or fixed account. Your current premium allocation percentages are used to make this allocation.

The cost of insurance charge will increase in the event of an increase in a Policy’s face amount. If there is insufficient value to pay the higher charges after an increase in face amount, the Policy will lapse unless the 5-Year or Death Benefit Guarantees are in effect. The entire Policy would be at risk of lapsing, not just the incremental increase in face amount.

Decrease in face amount
On or after the second policy anniversary, you may request a decrease in the face amount. No transaction fee is imposed on decreases in the face amount. A decrease in face amount lowers the cost of insurance charges but does not reduce surrender charges, the 5-Year Guarantee premium amount or the Minimum Required Premium. A decrease is requested as follows:

•	the request must be made on an adjustment application;
•	the application must be signed by the owner(s);
•	the Policy is not in a grace period;
•	monthly policy charges are not being waived under a waiver rider; and
•	the decrease may not reduce the face amount below $50,000.

A decrease may not be allowed if the decrease would cause a refund of premium and/or the distribution of the policy value in order to maintain compliance with the limits required by the Internal Revenue Code relating to the definition of life insurance.

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Policy Values
Your policy value is equal to the sum of the values in your divisions, fixed account and loan account. The policy value:

•	increases as premiums are applied and interest is credited;
•	decreases as policy loans, partial surrenders and policy expenses are deducted; and
•	increases or decreases as the Investment experience in your chosen divisions fluctuates.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders
You must send us a written request for any surrender. The request must be signed by all owners, irrevocable beneficiary(ies), if any, and any assignees. The surrender is effective and the surrender value calculated as of the end of the valuation period during which we receive the written request for surrender.

Total and partial surrenders from the Policy are generally paid within five business days of our receipt of the written request for surrender. Certain delays in payment are permitted (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).

Full surrender
You may surrender the Policy while the Policy is in effect. If the full surrender is within ten years of the policy date or a face amount increase, a surrender charge is imposed. There is no refund of any monthly policy charges deducted before the full surrender effective date.

We reserve the right to require you to return the Policy to us prior to making any payment though this does not affect the amount of the surrender value.

Partial surrender
On or after the second policy anniversary and prior to the maturity date, you may surrender a part of the net surrender value. The minimum amount of the partial surrender is $500. Up to two partial surrenders may be made during a policy year. The total of your two partial surrenders during a policy year may not be greater than 75% of the net surrender value (as of the date of the request for the first partial surrender in that policy year). The partial surrender may not decrease the face amount to less than $50,000. Partial surrenders may negatively affect your no-lapse guarantee provision and your Death Benefit Guarantee rider, if applicable.

Your policy value is reduced by the amount of the surrender and transaction fee. We surrender units from the divisions and/or values from the Fixed Account to equal the dollar amount of the surrender request. The surrender is deducted from your division(s) and/or Fixed Account according to the surrender allocation percentages you specify. If surrender allocation percentages are not specified, we use your monthly policy charge allocation percentages. No surrender charge is imposed on a partial surrender. You pay a transaction fee on each partial surrender. The fee is the lesser of $25 or two percent of the amount surrendered. It is withdrawn in the same proportion as your monthly policy charge allocation.

If Death Benefit Option 1 is in effect and the death benefit equals the face amount, the face amount is reduced by the amount of the partial surrender and transaction fee. In situations where the death benefit is greater than the face amount, the face amount is reduced by the amount the partial surrender plus transaction fee exceeds the difference between the death benefit and face amount. If the face amount had been increased, any reduction of the face amount is made on a last in, first out basis.

If the Death Benefit Option 2 is in effect, there is no reduction in the face amount upon a partial surrender.

Examination Offer (Free-Look Provision)
Under state law, you have the right to return the Policy for any reason during the free-look period and receive your premiums paid. (If you apply for your Policy in California, the amount refunded is described below.) Your request to return the Policy must be in writing. The request and the Policy must be mailed to us or returned to the agent (as determined by the postmark) no later than the last day of the free-look period as shown below.

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The free-look period is the later of:

•	10 days* after the Policy is delivered to you;
•	10 days* after a written notice is delivered or mailed to you which tells about the cancellation right; or
•	45 days after you complete the application.

*	Different free-look periods apply if your Policy is issued in:

•	California and you are age 60 and over (30 day free-look period);
•	Colorado (15 day free-look period); or
•	Idaho or North Dakota (20 day free-look period).

If you applied for your Policy in California, the amount refunded is:

•	the policy value as of the date we receive your written request for cancellation
•	plus the premium expense charge(s) deducted from the premium
•	plus the monthly policy charge(s) deducted from the policy value.

NOTE:	See GENERAL PROVISIONS – Delay of Payments.

LOANS

Policy Loans
While your Policy is in effect (but after the examination offer period) and has a net surrender value, you may borrow money from us with the Policy as the security for the policy loan.

•	The maximum amount you may borrow is 90% of the net surrender value as of the date we process the policy loan.
•	You may request a policy loan of $5,000 or less by calling us at 1-800-247-9988. If you are requesting a policy loan of more than $5,000, your request must be made in writing.
•	Generally, policy loan proceeds are sent within five business days from the date we receive your request (see GENERAL DESCRIPTION OF THE POLICY - Delay of Payments).
•	Requests for policy loans from any joint owner are binding on all joint owners.
•	Policy loans may negatively affect your Death Benefit Guarantee rider, if applicable (see POLICY TERMINATION AND REINSTATEMENT - Policy Termination (Lapse)).

You are charged interest on your policy loan. The interest rate is 8.0% per year. Interest accrues daily and is due and payable at the end of the policy year. If interest is not paid when due, it is added to the loan amount. Adding unpaid interest to the policy loan amount causes additional amounts to be withdrawn from your division(s) and/or fixed account and transferred to the loan account. Withdrawals are made in the same proportion as the allocation used for the most recent monthly policy charge.

A policy loan generally has a permanent effect on policy values. If a policy loan had not been made, the policy value would reflect the investment experience of the division(s) and the interest credited to the fixed account. In addition, loan indebtedness is subtracted from:

•	death proceeds at the death of the insured;
•	surrender value upon full surrender or termination of a Policy; and
•	maturity proceeds paid.

Policy loans and unpaid loan interest reduce your net surrender value. If the net surrender value is less than the monthly policy charges on a monthly date, the 61-day grace period provision applies, unless Minimum Required Premium is met, 5-Year Guarantee premium is paid or Death Benefit Guarantee rider is in effect (see POLICY TERMINATION AND REINSTATEMENT -Policy Termination (Lapse)).

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

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Loan Account
When a policy loan is taken, a loan account is established. An amount equal to the loan is transferred from your division(s) and fixed account to your loan account. Loan accounts are part of our general account. You may instruct us on the proportions to be taken from your accounts. There are no restrictions on the accounts from which the loan amount can be transferred. If you do not provide such instruction, the loan amount is withdrawn in the same proportion as the allocation used for the most recent monthly policy charge. Any loan interest due and unpaid is transferred in the same manner.

Your loan account earns interest from the date of transfer. During the first ten policy years, the loan account interest rate is 6.00% per year. After the tenth policy year, the loan account interest rate is 7.75%. Interest accrues daily and is paid at the end of the policy year.

Loan Payments
While the Policy is in force and before the insured dies, you may pay the loan indebtedness as follows:

•	policy loans may be repaid totally or in part;
•	repayments are allocated to the division(s) and fixed account in the proportions used for allocation of premium payments;
•	the repayments are allocated as of the valuation period in which we receive the repayment;
•	repayments are to be sent to our service office; and
•	payments that we receive that are not designated as premium payments are applied as loan repayments if a policy loan is outstanding.

POLICY TERMINATION AND REINSTATEMENT

Policy Termination (Lapse)
If the net surrender value on a monthly date is less than the current monthly charges, and neither the Minimum Required Premium provision nor the Death Benefit Guarantee provision nor the 5-Year Guarantee provision are in effect, we will send you a notice of pending policy termination and a grace period begins.

NOTE:	Those policies issued after May 21, 2001 with the 5-year guarantee: The state of Florida requires that the net surrender value of the policy equal zero prior to entering a grace period. The grace period will end 31 days after the day the notice is mailed.

After the first 24 months from the policy date (if the Minimum Required Premium provision is in effect) or after the first 60 policy months (if the 5-Year Guarantee provision is in effect), making premiums under your planned periodic schedule does not guarantee that your Policy will stay in force unless:

•	your Policy’s net surrender value is at least equal to the monthly policy charge on the current monthly date; or
•	the Death Benefit Guarantee rider is in effect.

Grace Period
If the net surrender value on a monthly date is less than the current monthly charges or the loan indebtedness is greater than the net surrender value (overloan) and none of the guarantee provisions are in effect, we will send you a notice of pending policy termination and a grace period begins. We will send you a notice at the start of the grace period (to your last known post office address) stating the required premium to avoid policy termination. If the grace period begins because of an overloan, the notice will state a higher optional premium payment amount that will decrease the loan indebtedness. Loan repayments count toward your grace period payment. The grace period will end 61 days after the day the notice is mailed. If the required premium is not received by us by the end of the grace period, the Policy will terminate without value.

When the required premium is paid during the grace period, monthly charges are not deducted until the monthly anniversary following the payment. Therefore, during the grace period the net surrender value may be overstated.

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Minimum Required Premium - during the first 24 months after policy date
We will send you a notice of impending policy lapse if the sum of the premiums paid is less than the Minimum Required Premium on a monthly date. The minimum payment is (a) minus (b) where:

(a)	is the Minimum Required Premium due on the second monthly date following the beginning of the grace period; and

(b) i	s the sum of the premiums paid since the policy date.

If the grace period ends before we receive the minimum payment, we will pay you any remaining policy value, which is (a) minus (b) where:

(a)	is the net surrender value on the monthly date on or immediately preceding the start of the grace period; and
(b)	is two monthly policy charges applicable during the grace period.

Minimum Required Premium - after the first 24 months after policy date
If the grace period begins because the net surrender value is less than the current monthly policy charge, the minimum payment is equal to (a) plus (b) divided by (c) where:

(a)	is the amount by which the surrender charge is more than the policy value on the monthly date on or immediately preceding the start of the grace period;
(b) is three monthly policy charges; and

(c) i	s one minus the maximum premium expense charge* percentage.

*	The maximum premium expense charge in policy years 1-10 is 6.20% (2.75% sales load, 2.20% state and local taxes and 1.25% federal taxes).

5-Year Guarantee Provision
If the net surrender value on a monthly date is less than the current monthly charges, you make the appropriate payment as defined by (1) or (2) below;

1) i	f your Policy lapses (the net surrender value on a monthly date is less than the current monthly charges) in the first five policy years, you must pay at least the greater (a) or (b) where:

(a)	three monthly policy charges divided by (1 minus the maximum premium expense charge);
(b)	three minimum monthly premiums.

2) if your Policy lapses after the first five policy years, you must pay at least (a) plus (b) where:

(a)	is the amount by which the surrender charge is more than the accumulated value on the monthly date on or preceding the grace period;
(b)	is three monthly policy charges divided by (1 minus the maximum premium expense charge.)

NOTE:	The amounts of the Minimum Required Premium (if applicable) and the Death Benefit Guarantee premiums are different due to the length of time coverage is provided by each. The Minimum Required Premium ensures that the Policy will not lapse during the first 24 months following the policy date. The Death Benefit Guarantee premium provides a guarantee that the Policy will not lapse during the later of the first 60 months following the policy date or the insured’s age 65. Since the Death Benefit Guarantee can provide a longer no-lapse guarantee, the Death Benefit Guarantee premium is higher than the Minimum Required Premium.

The required premium is intended to reimburse us for the monthly policy charges during the grace period, and to provide enough policy value to pay the monthly policy charge on the first monthly date after the grace period. If the grace period ends before we receive the required premium, we keep any remaining value in the Policy to cover past due policy charges. Adverse market fluctuations may cause the Policy to enter into subsequent grace periods.

The Policy is in force during a grace period. If we do not receive the required premium, the Policy will terminate as of the end of the grace period. If the insured dies during a grace period, the death benefit is paid and the amount is reduced by:

•	all monthly policy charges due and unpaid at the death of the insured; and
•	any loan indebtedness.

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The Policy also terminates:

•	when you make a full Policy surrender;
•	when death proceeds are paid; and
•	on the maturity date.
When the Policy terminates, all of the owners’ Policy rights and privileges end.

Neither partial surrenders nor policy loans may be made during a grace period.

Reinstatement (for Policies issued prior to May 21, 2001 and Policies issued after that date in states where the 5-Year Guarantee Provision is not available).
Subject to certain conditions, you may reinstate a Policy that terminated because of insufficient value. The Policy may only be reinstated:

•	prior to the maturity date and while the insured is alive;
•	upon our receipt of satisfactory evidence of insurability (according to our underwriting guidelines then in effect);
•	if you make a payment of a reinstatement premium; and
•	if the application for reinstatement is mailed to us within three years of the Policy termination (in some states, we must provide a longer period of time for Policy reinstatement).

The reinstatement premium is calculated using the required premium formulas found above in the Grace Period section. The required premium formula in effect on the date the Policy was terminated will be used in this calculation. If a policy loan or loan interest was unpaid when the Policy terminated, the policy loan must be reinstated or repaid (loan interest does not accrue over the period the Policy was terminated).

We do not require payment of monthly policy charges during the period the Policy was terminated. Reinstatement is effective on the next monthly date following our approval of the reinstatement application. Premiums received with your reinstatement application are held in our general account without interest. If the reinstatement is approved, they are allocated to your selected division(s) and/or fixed account on the reinstatement date. We will use the premium allocation percentages in effect at the time of termination of the Policy unless you provide new allocation instructions. The reinstated Policy has the same policy date as the original Policy. Your rights and privileges as owner(s) are restored upon reinstatement.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and premium expense charge are calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.

Reinstatement (only applies to Policies issued after May 21, 2001 where permitted by state law)
If this Policy ends as described under “Grace Period”, and you have not surrendered your Policy for cash, you may reinstate it provided:

•	such reinstatement is prior to the maturity date;
•	the insured is alive;
•	not more than three years have elapsed since the Policy terminated;
•	you supply evidence which satisfies us that the insured is insurable under our underwriting guidelines then in effect; and
•	you either repay or reinstate any loan indebtedness on this Policy existing at termination.

The required premium formula in effect on the date the Policy was terminated will be used in this calculation. Reinstatement is effective on the monthly date on or next following the date we approve it.

If you reinstate your Policy and then it is fully surrendered, a surrender charge may be imposed. The surrender charge, if any, and premium expense charge are calculated based on the number of years the Policy was in force. The period of time during which the Policy was terminated is not included in these calculations.

34 POLICY TERMINATION AND REINSTATEMENT	Principal PrinFlex Life
1-800-247-9988

TAX ISSUES RELATED TO THE POLICY

The following description is a general summary of the tax rules pertaining to life insurance policies. This section relates primarily to federal income taxes rules, regulations and interpretations, which in our opinion are currently in effect but which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. While we reserve the right to change the Policy to assure it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any Policy.

NOTE:	Due to the complexity of these rules and because they are affected by the facts and circumstances of each Policy, you should consult with legal and tax counsel and other competent advisors regarding these matters.

Taxation of Death Proceeds
The death proceeds payable under a Policy are generally excludable from the gross income of the beneficiary(ies) under the Internal Revenue Code (IRC). However, if the Policy is transferred for valuable consideration, then a portion of the death proceeds may be includable in the beneficiary’s gross income.

The Pension Protection Act of 2006 limits the tax-free death proceeds for employer-owned insurance to the amount of premiums paid unless certain requirements are satisfied. This legislation pertains to Policies issued August 17, 2006 and later, except for contracts issued after such date pursuant to an exchange under IRC § 1035, and Policies issued prior to August 17, 2006 that have had a material increase in the death benefit or other material change on or after August 17, 2006. The following requirements must be satisfied in order for the death proceeds of employer-owned life insurance to be tax-free:

1)	Before the issuance of the Policy, the employee (i) is notified in writing that the policyholder intends to insure the life of the employee and of the maximum face amount of the policy for which the employee can be insured, (ii) provides written consent to being insured under the contract, and (iii) is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the insured; and

2)	A specific qualifying condition with respect to the insured’s status must be met.
Some examples are: the insured must be either (i) an employee of the policy holder at any time during the 12 month period before the insured’s death, or (ii) a director or a highly compensated employee or a highly compensated individual, as defined by the IRC, at the time the policy was issued.

Taxation of Maturity Proceeds
A taxable event may occur if the net surrender value at maturity plus any loan indebtedness is greater than premiums paid less partial surrenders and premium refunds. The taxable amount is the difference between the surrender value and the remaining premiums in the policy.

Taxation of Growth in Policy Value
Any increase in policy value is not included in gross income while the Policy is in-force and continues to meet the definition of life insurance as defined under Section 7702 of the Internal Revenue Code. If a contract does not meet the definition of life insurance, the policy owner will be subject to income tax on annual increases in cash value.

Taxation of Policy Surrenders and Partial Surrenders
A surrender or lapse of the Policy may have income tax consequences. Upon surrender, the owner(s) is not taxed on the surrender value except for the amount, if any, that exceeds the gross premiums paid less the untaxed portion of any prior surrenders. The amount of any loan indebtedness, upon surrender or lapse, is added to the net surrender value and treated, for this purpose, as if it had been received. A loss incurred upon surrender is generally not deductible. The tax consequences of a surrender may differ if the proceeds are received under any benefit payment option.

A full surrender of the Policy will, and a partial surrender may, be included in your gross income to the extent that the distribution exceeds your premiums paid into the Policy. Partial surrenders generally are not taxable unless the total of such surrenders exceeds total premiums paid to the date of partial surrender less the untaxed portion of any prior

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partial surrenders. If within the first fifteen policy years, you make a partial surrender with a corresponding reduction in the total fact amount, special rules apply. Under those circumstances, the Internal Revenue Code has defined a special formula under which you may be taxed on all or a portion of the surrender amount.

Transfers between the division(s) and/or fixed account are not considered as distributions from the Policy and would not be considered taxable income.

Taxation of Policy Loans and Loan Interest
If the Policy is not a modified endowment contract, loans received under the Policy are not generally considered to be distributions subject to tax. Interest paid to us as a result of a policy loan may or may not be deductible depending on a number of factors.

If the Policy is a modified endowment contract, loans received under the Policy are considered to be distributions subject to tax.

If the Policy lapses with an outstanding loan balance, there may be tax consequences.

Taxation of Change of Owner
If an ownership change occurs, the taxable amount is calculated by taking the policy value less net premiums paid.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your life insurance policy.

Taxation of Change of Insured
For tax purposes, changing the insured is considered to be the same as a surrender of the policy. The taxable amount is the difference between the policy value and the net premiums paid.

Modified Endowment Contract Status
A Policy becomes a Modified Endowment Contract when premiums paid exceed certain premium limits as defined by Section 7702A of the Internal Revenue Code. There is no change regarding the tax-deferred internal build-up of policy value or the income tax-free death benefit to your beneficiary(ies), however, distributions from a Modified Endowment Contract are taxed as if the Policy is a deferred annuity. Thus, taxation on partial surrenders, policy loans and other defined distributions will occur if your policy value is greater than your premiums paid. In addition, taxable distributions are subject to a federal income tax penalty of 10% unless the distribution is

•	made after the owner attains age 59 1/2; or
•	attributable to the taxpayer becoming disabled; or
•	part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancy of the taxpayer and beneficiary.

Once a Policy is classified as a Modified Endowment Contract, the classification cannot be changed. Modified endowment contract classification may be avoided by limiting the amount of premiums paid under the Policy. In the absence of your instructions, we will refund all or part of the premium payment that would make the Policy a modified endowment contract.

Taxation of Exchange or Assignment of Policies
A change of policy, or an exchange or assignment of a Policy may have tax consequences. An assignment or exchange may result in taxable income to the transferring owner.

Corporate Alternative Minimum Tax
Ownership of a Policy by certain corporations may affect the owner’s exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, the corporate owner must make two computations. First, the corporation must take into account a portion of the current year’s increase in the built-in gain in its corporate owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits

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received under any Policy exceed the sum of a) the premiums paid on that Policy in the year of death, and b) the corporation’s basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation’s tax year immediately preceding the year of death. The corporate alternative minimum tax does not apply to S Corporations. Such tax also does not apply to “Small Corporations” as defined by Section 55(c) of the Internal Revenue. Corporations with gross receipts of $5,000,000 or less for their first taxable year after 1996, with gross receipts not exceeding $7,500,000 after the first taxable year, will meet this definition.

Special Considerations for Corporations
Section 264 of the Internal Revenue Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy. For purposes of the alternative minimum tax (“AMT”) that may be imposed on corporations, the death benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in “adjusted current earnings” for AMT purposes. In addition, although increases to the cash surrender value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Other Tax Issues
Federal estate taxes and state and local estate, inheritance and other taxes may become due depending on applicable law and your circumstances or the circumstances of the Policy beneficiary(ies) if you or the insured dies.

Withholding
Withholding is generally required on certain taxable distributions under insurance contracts. In the case of periodic payments, the withholding is at graduated rates. With respect to non-periodic distributions, withholding is a flat rate of 10%. You may elect to have either non-periodic or periodic payments made without withholding except if your tax identification number has not been furnished to us or if the IRS has notified us that the number you furnished is incorrect.

GENERAL PROVISIONS

Frequent Trading and Market-Timing (Abusive Trading Practices)
This Policy is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Policy. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the underlying mutual funds by;

•	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the underlying mutual funds; and
•	Increase expenses of the underlying mutual fund and separate account due to;

•	increased broker-dealer commissions; and
•	increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

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If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
•	Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•	Limiting the number of unscheduled transfer during a Contract year to no more than 12;
•	Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•	Taking such other action as directed by the underlying mutual fund.

The underlying mutual funds have reserved the right to accept or reject, without prior written notice, any transfer requests.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

Purchase Procedures
A completed application and required supplements must be submitted to us through an agent or broker selling the Policy.

The minimum face amount when the Policy is originally issued is $50,000. We reserve the right to increase or decrease the minimum face amount. The increased minimum face amount would apply only to Policies issued after the effective date of the increase.

To issue a Policy, we require that the age of the insured be 85 or younger as of the policy date. Other underwriting restrictions may apply. An applicant for the Policy must:

•	furnish satisfactory evidence of insurability of the insured; and
•	meet our insurance underwriting guidelines and suitability rules.

If you want insurance coverage to start at the time the application is submitted, you must send a payment with your completed application. The amount is based on the face amount of the Policy, the death benefit option and the charges and expenses of the Policy. This amount is shown on the policy illustration provided to you by us or your registered representative. If this amount is submitted with the application, a conditional receipt may be given to you. The receipt acknowledges the initial payment and details any interim conditional insurance coverage.

Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.

We reserve the right to reject any application or related premium if we determine that we have not received complete information and/or instructions or that our underwriting guidelines, suitability rules or procedures have not been met. Any premium submitted will be returned no later than five business days from the date the application was rejected.

Important Information about Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

38 GENERAL PROVISIONS	Principal PrinFlex Life
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If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Policy Date
If we issue a Policy, a policy date is determined. Policies will not be dated on the 29th, 30th or 31st of any month. Policies that would otherwise be dated on these dates will be dated on the first day of the following month. Policies that are issued on a cash on delivery (COD) basis and that would otherwise be dated on the 29th, 30th or 31st of a month will be dated on the first day of the following month. Your policy date is shown on the current data pages. Current data pages are the most recent policy specification pages issued to a Policy owner and are located in the Policy.

Upon specific request and our approval, your Policy may be backdated. The policy date may not be more than six months prior to the date of application (or shorter period if required by state law). Payment of at least the monthly policy charges is required for the backdated period. Monthly policy charges are deducted from the policy value for the backdated period.

Effective Date
The Policy date and the effective date are the same unless a backdated policy date is requested. Insurance coverage is effective, provided all purchase requirements for the Policy have been satisfied.

If the proposed insured dies before the effective date, there is no coverage under the Policy (coverage is determined solely under the terms of the conditional receipt, if any).

Distribution of the Policy
The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Policy. The Company pays commissions on sales of the Policy of no more than 50% of premiums received in the first policy year (or the first year following an adjustment) up to the surrender target premium. In addition, a commission of up to 3.0% of premium above the surrender target premium received in the first policy year (or first year following an adjustment may be paid. After the first year, following the policy date (or adjustment date), commissions range from 0% to 4.0% of premiums received. Expense allowances may be paid to agents and brokers based on premiums received. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Policies. The 12b-1 fees for the underlying mutual funds are shown in this Policy prospectus in Summary: Fee Tables, Annual Underlying Mutual Fund Operating Expenses section of this prospectus.

Applications for the Policies are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved.

Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policy according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Policy. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements and education payments. These Additional Payments are designed to provide incentives for the sale and retention of the Policies as well as other products sold by the Company and may influence the Financial Intermediary or sales representative to recommend the purchase of this Policy over competing policies or over other investment options. You may ask your sales representative about these differing and divergent interests, how she/he is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.

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Service Arrangements and Compensation
The Company and/or Princor have entered into agreements with the distributors, advisers and/or the affiliates of some of the mutual funds underlying the Policy and receive compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Policy owners’ instructions. Because the Company and Princor receive such fees, they may be subject to competing interests in making these funds available as investment options under the Policy. The Company takes into consideration the anticipated payments from underling mutual funds when it determines the charges assessed under the Policy. Without these payments, charges under the Policy are expected to be higher.

Statement of Values
You receive an annual statement at the end of each policy year. The statement will show:

•	current death benefit;
•	current policy value and surrender value;
•	all premiums paid since the last statement;
•	all charges since the last statement;
•	any loan indebtedness;
•	any partial surrenders since the last statement;
•	the number of units and unit value;
•	total value of each of your divisions and the fixed account;
•	designated beneficiary(ies); and
•	all riders included in the Policy.

You will also receive a statement as of the end of each calendar quarter. At any time, you may request a free current statement by telephoning 1-800-247-9988.

We also send you the reports required by the Investment Company Act of 1940 (as amended).

Services Available via the Internet and Telephone
If you elect internet and/or telephone privileges, instructions for the following transactions may be given to us via the internet or telephone:

•	change in allocations of future premium payments;
•	change in allocation of the monthly policy charge;
•	change to your APR instructions;
•	change to your scheduled transfer instructions;
•	unscheduled transfers; and
•	policy loan (not available via the internet) (loan proceeds are mailed to the owner’s address of record).
If the Policy is owned by a trust, an authorized individual (with the proper Password) may use these services and provide us with instructions.

Your instructions:

•	may be given by calling us at 1-800-247-9988 24 hours per day, seven days per week. Counselors are available between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;
•	may be given by accessing us at www.principal.com (for security purposes, you need a personal identification number (Password) to use any of the internet services, including viewing your Policy information on-line. If you don’t have a Password, you can obtain one at www.principal.com);
•	must be received by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day you call;
•	are effective the next business day if not received until after the close of the NYSE; and
•	from one joint owner are binding on all joint owners.

40 GENERAL PROVISIONS	Principal PrinFlex Life
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Direct Dial
You may receive information about your Policy from our Direct Dial 24 hours per day, seven days per week. The Direct Dial number is 1-800-247-9988. Through this automated system, you can:

•	obtain information about unit values and policy values;
•	initiate certain changes to your Policy; and
•	change your password.
Instructions from one joint owner are binding on all joint owners. If the Policy is owned by a trust, an authorized individual (with the proper Password) may use these services and provide us with instructions.

Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction or internet requests, the Separate Account and the Company reserve the right to refuse telephone and/or internet orders. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures for telephone instructions include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the owner’s address of record. The procedures for internet and Direct Dial include requesting the same personal identification information as well as your Password, logging all internet and Direct Dial activity and sending written transaction confirmations to the owner’s address of record.

Misstatement of Age or Gender
If the age or, where applicable, gender of the insured has been misstated, we adjust the death benefit payable under your Policy to reflect the amount that would have been payable at the correct age and gender.

Non-Participating Policy
The Policies do not share in any divisible surplus of the Company.

Incontestability
We will not contest the insurance coverage provided by the Policy, except for any increases in face amount, after the Policy has been in force during the lifetime of the insured for a period of two years from the policy date. Any face amount increase has its own two-year contestability period that begins on the effective date of the adjustment. In many states, the time limit in the incontestability period does not apply to fraudulent misrepresentations.

Exchange Offer
The Company, the Separate Account, and Princor Financial Services Corporation have received an order from the SEC permitting an offer to exchange the Policy described in this Prospectus for an Executive VUL Policy. The exchange offer is limited to owners of PrinFlex® Life Policies that meet all of the following criteria on the offering date: (i) are trust or corporate owned, (ii) are used in connection with nonqualified deferred compensation plans (“NQDC plans”), (iii) are not within a 61 day grace period and have not lapsed, (iv) qualify for an Executive VUL Policy under the Company’s current underwriting requirements, (v) have an insurable interest and written consent from the insured employee permitting the owner to purchase the Executive VUL Policy, (vi) were not issued with guaranteed issue underwriting, (vii) are not currently named in any filed bankruptcy or insolvency proceeding, and (viii) do not have Policy Loan indebtedness. Owners of the PrinFlex® Life Policies, who meet the criteria above, will receive a letter explaining the offer and sales literature that compares the Executive VUL Policy with the PrinFlex® Life Policy. The exchange offer will remain open for at least six months. Thereafter, the Company may withdraw the exchange offer at any time. The Company neither encourages nor discourages acceptance of the exchange offer.

Independent Registered Public Accounting Firm
The financial statements of the Principal Life Insurance Company Variable Life Separate Account and the consolidated financial statements of the Principal Life Insurance Company are included in the Statement of Additional Information. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party or which would materially affect the Separate Account.

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TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

AIM V.I. Capital Appreciation Division

Invests in:	AIM V.I. Capital Appreciation Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks growth of capital.

AIM V.I. Core Equity Division

Invests in:	AIM V.I. Core Equity Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks growth of capital. The Fund invests normally at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that are believed to have the potential for above-average growth in earnings.

AIM V.I. Dynamics Division

Invests in:	AIM V.I. Dynamics Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth by normally investing at least 65% of its net assets in common stocks of mid-size companies.

AIM V.I. Global Health Care Division

Invests in:	AIM V.I. Global Health Care Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term capital growth. The Fund invests normally 80% of its assets in securities of healthcare industry companies.

AIM V.I. Small Cap Equity Division

Invests in:	AIM V.I. Small Cap Equity Fund - Series I Shares
Investment Advisor:	Invesco Aim Advisors, Inc.
Investment Objective:	seeks long-term growth of capital.

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AIM V.I. Technology Division

Invests in:	AIM V.I. Technology Fund - Series I Shares
Investment Advisor:	A I M Advisors, Inc.
Investment Objective:	seeks long-term capital growth by investing primarily at least 80% of its net assets in the equity securities and equity related instruments of companies engaged in technology related industries.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund - Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks dividend growth, current income and appreciation. The account will seek to achieve its investment objective by investing in common stocks.

American Century VP Ultra Division

Invests in:	American Century VP Ultra Fund - Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth by investing in stocks of U.S. companies.

American Century VP Value Division

Invests in:	American Century VP Value Fund - Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth over time and, secondarily, income by investing primarily in equity securities.

Fidelity VIP Contrafund® Division

Invests in:	Fidelity VIP Contrafund® Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

Fidelity VIP Equity-Income Division

Invests in:	Fidelity VIP Equity-Income Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500/SM/ Index (S&P 500®).

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Fidelity VIP Growth Division

Invests in:	Fidelity VIP Growth Portfolio - Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve capital appreciation.

Fidelity VIP High Income Division

Invests in:	Fidelity VIP High Income Portfolio - Initial Class
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks a high level of current income, while also considering growth of capital.

Janus Aspen MidCap Growth Division

Invests in:	Janus Aspen Series MidCap Growth Portfolio - Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	seeks long-term growth of capital. It pursues its objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index.

Asset Allocation Division

Invests in:	Principal Variable Contracts Funds Asset Allocation Account - Class I
Investment Advisor:	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen) through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total investment return consistent with the preservation of capital. The Account intends to pursue flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and flexible-income securities.

Balanced Division

Invests in:	Principal Variable Contracts Funds Balanced Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the objective by investment primarily in equity and fixed-income securities.

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Bond & Mortgage Securities Division (f/k/a Bond Division)

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account - Class I (f/k/a Principal Variable Contracts Fund Bond Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

Equity Income Division (f/k/a Equity Income I Division)

Invests in:	Principal Variable Contracts Funds Equity Income Account - Class I (f/k/a Principal Variable Contracts Fund Equity Income I Account - Class I)
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

International Emerging Markets Division

Invests in:	Principal Variable Contracts Funds International Emerging Markets Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

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International SmallCap Division

Invests in:	Principal Variable Contracts Funds International SmallCap Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LargeCap Blend II Division (f/k/a LargeCap Blend Division)

Invests in:	Principal Variable Contracts Funds LargeCap Blend II Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Blend Account - Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division (f/k/a Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account - Class I (f/k/a Principal Variable Contracts Fund Growth Account - Class I)
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may also invest in other securities.

LargeCap Growth I Division (f/k/a Equity Growth Division)

Invests in:	Principal Variable Contracts Funds LargeCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund Equity Growth Account - Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

LargeCap S&P 500 Index Division (f/k/a LargeCap Stock Index Division)

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Stock Index Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor’s 500 Index.

46 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal PrinFlex Life
1-800-247-9988

LargeCap Value Division (f/k/a Capital Value Division)

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class I (f/k/a Principal Variable Contracts Fund Capital Value Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

LargeCap Value III Division (f/k/a LargeCap Value Division)

Invests in:	Principal Variable Contracts Funds LargeCap Value III Account - Class I (f/k/a Principal Variable Contracts Fund LargeCap Value Account - Class I)
Investment Advisor:	AllianceBernstein, L.P. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital.

MidCap Blend Division (f/k/a MidCap Division)

Invests in:	Principal Variable Contracts Funds MidCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MidCap Growth I Division (f/k/a MidCap Growth Division)

Invests in:	Principal Variable Contracts Funds MidCap Growth I Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Growth Account - Class I)
Investment Advisor:	Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Value II Division (f/k/a MidCap Value Division)

Invests in:	Principal Variable Contracts Funds MidCap Value II Account - Class I (f/k/a Principal Variable Contracts Fund MidCap Value Account - Class I)
Investment Advisor:	Neuberger Berman Management, Inc. & Jacob Levy Management, Inc. through a sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

Principal PrinFlex Life	TABLE OF SEPARATE ACCOUNT DIVISIONS 47
www.principal.com

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

Real Estate Securities Division

Invests in:	Principal Variable Contracts Funds Real Estate Securities Account - Class I
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

Short-Term Bond Division

Invests in:	Principal Variable Contracts Funds Short-Term Bond Account - Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide current income.

SmallCap Blend Division (f/k/a SmallCap Division)*

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Account - Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of both growth and value oriented companies with comparatively smaller market capitalizations.

SmallCap Growth II Division (f/k/a SmallCap Growth Division)

Invests in:	Principal Variable Contracts Funds SmallCap Growth II Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Growth Account - Class I)
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement;
Essex Investment Management Company, LLC through a sub-advisory agreement;
UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

48 TABLE OF SEPARATE ACCOUNT DIVISIONS	Principal PrinFlex Life
1-800-247-9988

SmallCap Value I Division (f/k/a SmallCap Value Division)

Invests in:	Principal Variable Contracts Funds SmallCap Value I Account - Class I (f/k/a Principal Variable Contracts Fund SmallCap Value Account - Class I)
Investment Advisor:	J.P. Morgan Investment Management, Inc, through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

Putman VT Voyager Division

Invests in:	Putnam VT Voyager Fund - Class IB
Investment Advisor:	Putman Investment Management, LLC
Investment Objective:	seeks capital appreciation by investing primarily in common stocks of U.S. companies.

Wells Fargo Advantage VT Asset Allocation Division

Invests in:	Wells Fargo Advantage VT Asset Allocation Fund
Investment Advisor:	Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks to earn long-term total return consistent with reasonable risk. The Fund invests in equity and fixed-income securities in varying proportions, with an emphasis on equity securities.

Wells Fargo Advantage VT Equity Income Division

Invests in:	Wells Fargo Advantage VT Equity Income Fund
Investment Advisor:	Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks to provide long-term capital appreciation and above average dividend income. The Fund invests in common stocks of large U.S. companies.

Wells Fargo Advantage VT Large Company Growth Division

Invests in:	Wells Fargo Advantage VT Large Company Growth Fund
Investment Advisor:	Wells Capital Management Incorporated through a sub-advisory agreement with Wells Fargo Funds Management, LLC
Investment Objective:	seeks to provide long-term capital appreciation. The Fund invests in common stocks of large U.S. companies.

*	The SmallCap Blend Division is not available as an investment option for Contracts with an application signature date of November 19, 2007 or later.

Principal PrinFlex Life	TABLE OF SEPARATE ACCOUNT DIVISIONS 49
www.principal.com

APPENDIX A - TARGET PREMIUMS

ANNUAL PER $1,000 FACE AMOUNT

NONSMOKER AND SMOKER

Age*	Male	Female	Unisex	Age*	Male	Female	Unisex
0	$3.50	$2.83	$3.41	43	$2.91	$10.82	$12.64
1	3.50	2.83	3.41	44	13.59	11.36	13.30
2	3.50	2.83	3.41	45	14.31	11.93	14.00
3	3.50	2.83	3.41	46	15.09	12.53	14.76
4	3.50	2.83	3.41	47	15.90	13.16	15.54
5	3.50	2.83	3.41	48	16.77	13.83	16.39
6	3.50	2.83	3.41	49	17.70	14.54	17.29
7	3.50	2.83	3.41	50	18.68	15.30	18.24
8	3.50	2.83	3.41	51	19.74	16.10	19.27
9	3.50	2.83	3.41	52	20.86	16.94	20.35
10	3.50	2.83	3.41	53	22.05	17.85	21.50
11	3.65	2.91	3.55	54	23.32	18.80	22.73
12	3.80	3.00	3.70	55	24.67	19.82	24.04
13	3.95	3.08	3.84	56	26.11	20.90	25.43
14	4.10	3.17	3.98	57	27.65	22.05	26.92
15	4.25	3.25	4.12	58	29.30	23.29	28.52
16	4.62	3.63	4.49	59	31.05	24.62	30.21
17	4.99	4.00	4.86	60	32.93	26.06	32.04
18	5.36	4.38	5.23	61	34.94	27.60	33.99
19	5.73	4.75	5.60	62	37.10	29.26	36.08
20	6.10	5.13	5.97	63	39.40	31.06	38.32
21	6.11	5.16	5.99	64	41.86	32.97	40.70
22	6.12	5.20	6.00	65	44.48	35.02	43.25
23	6.13	5.23	6.01	66	47.29	37.21	45.98
24	6.14	5.27	6.03	67	50.30	39.58	48.91
25	6.15	5.30	6.04	68	53.52	42.14	52.04
26	6.29	5.42	6.18	69	56.98	44.93	55.41
27	6.43	5.54	6.31	70	60.71	47.98	59.06
28	6.57	5.65	6.45	71	64.73	51.30	62.98
29	6.71	5.77	6.59	72	69.02	54.93	67.19
30	6.85	5.89	6.73	73	73.62	58.86	71.70
31	7.17	6.16	7.04	74	78.48	63.12	76.48
32	7.51	6.44	7.37	75	83.65	67.71	81.58
33	7.87	6.74	7.72	76	87.77	71.45	85.65
34	8.26	7.06	8.10	77	91.89	75.20	89.72
35	8.66	7.40	8.50	78	96.00	78.94	93.78
36	9.10	7.76	8.93	79	100.12	82.69	97.85
37	9.55	8.13	9.37	80	104.24	86.43	101.92
38	10.03	8.53	9.84	81	113.32	95.74	111.03
39	10.54	8.94	10.33	82	122.40	105.05	120.14
40	11.09	9.38	10.87	83	131.48	114.36	129.25
41	11.66	9.83	11.42	84	140.56	123.67	138.36
42	12.26	10.32	12.01	85	149.64	132.98	147.47

*	Last Birthday

50 APPENDIX A - TARGET PREMIUMS	Principal PrinFlex Life
1-800-247-9988

ADDITIONAL INFORMATION

Additional information about the Policy is available in the Statement of Additional Information dated May 1, 2008 and which is part of this prospectus.

Your questions and/or requests for a free copy of the Statement of Additional Information or a free personalized illustration should be directed to: Principal PrinFlex Life, Principal Financial Group, P.O. Box 9296, Des Moines,
Iowa 50306-9296, 1-800-247-9988. You may also contact us through our internet site: www.principal.com

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Policy are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Room 1580, 100 F Street NE, Washington, D.C. 20549.

Principal PrinFlex Life
Investment Company Act File No. 333-00101

Principal PrinFlex Life	ADDITIONAL INFORMATION 51
www.principal.com

PART B

STATEMENT OF ADDITIONAL INFORMATION

PRINFLEX LIFE®

dated May 1, 2008

The Statement of Additional Information provides information about the PrinFlex Life® Insurance Policy sponsored by Principal Life Insurance Company through its Principal Life Insurance Company Variable Life Separate Account.

This Statement of Additional Information is not a prospectus but does provide information that supplements the Policy’s Prospectus dated May 1, 2008. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

PrinFlex Life®
Principal Financial Group
P.O. Box 9296
Des Moines, Iowa 50306-9296
Telephone:1-800-247-9988

2 TABLE OF CONTENTS	Principal PrinFlex Life
1-800-247-9988

GENERAL INFORMATION AND HISTORY

THE COMPANY
Principal Life Insurance Company (the “Company”) is the issuer of the PrinFlex Life® Insurance Policy (the “Policy”). The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50392. It is authorized to transact life and annuity business in all states of the United States and the District of Columbia. The Company is a wholly owned indirect subsidiary of Principal Financial Group, Inc., a publicly-traded company.

In 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. It became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual insurance holding company structure took place in 1998, when the Company became a stock life insurance company. In 2001, the mutual insurance holding company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

PRINCIPAL LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
The separate account was established under Iowa law on November 2, 1987. It was then registered as a unit investment trust with the SEC. This registration does not involve SEC supervision of the investments or investment policies of the separate account.

All of the units of the Separate Account are owned by the Company. Policy owners may purchase units of the divisions of the Separate Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue Suite, 3000 Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Variable Life Separate Account and the Company.

UNDERWRITERS

The principal underwriter of the Policy is Princor Financial Services Corporation (“Princor”) which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 680 8th Street, Des Moines, IA 50392-2080. Princor was incorporated in Iowa in 1968, and is a securities broker-dealer registered with the SEC as well as a member of the Financial Industry Regulatory Authority. The Policies may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Policy’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Policy. For the last three fiscal years Princor has received and retained the following commissions:

2007	2006	2005
received/retained	received/retained	received/retained

$2,105,405.51/$0	$2,864,257/$0	$3,286,806/$0

Principal PrinFlex Life	GENERAL INFORMATION AND HISTORY 3
www.principal.com

COMMISSIONS PAID TO DEALERS
For Policies sold through Princor, commissions generally will be no more than 50% of premium received in the first policy year (or the first year following an adjustment) up to the planned periodic premium (not to exceed target premium). In addition, a commission of up to 3% of premium above the lesser of planned periodic or target premium received in the first policy year (or first year following an adjustment) may be paid. In the second and subsequent years following the policy date (or adjustment date), commissions range from 0% to 2% of premiums received. A service fee of up to 2% is paid on premiums received after the second policy year.

Expense allowances may be paid to agents and brokers based on premiums received.

ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL PURCHASE PLANS
Where permitted by state law, Policies may be purchased under group or sponsored arrangements as well as on an individual basis. A group arrangement is a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. A sponsored arrangement is a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

Charges and deductions may be reduced for Policies purchased under a group or sponsored arrangement including waiver of premium sales load and waiver of surrender charge. Reductions may be available to:

•	employees, officers, directors, agents and immediate family members of the group or sponsored arrangement; and
•	employees of agents of the Company and its subsidiaries.

Reductions are made under our rules in effect on the date a Policy application is approved and are based on certain criteria (size of group, expected number of participants, anticipated premium payments, total assets under management for the group or sponsored arrangement).

Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on the size of the arrangement, the purpose for which the Policies are purchased and certain characteristics of the members. The amount of the reduction and the criteria for reducing the charges and deductions reflect: a) our reduced sales effort and administrative costs; and b) the different mortality experience expected from sales to arrangements.

We may modify, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not discriminate unfairly against any person, including the affected owners and all other Policy owners with policies funded with the Separate Account.

UNDERWRITING PROCEDURES

Guaranteed maximum cost of insurance rates are based on 1980 CSO Mortality Table (the prevailing mortality table approved by the National Association of Insurance Commissioners), age last birthday, with distinction for the insured’s gender and smoking status. The rates will reflect the insured’s risk class(es).

4 ADDITIONAL INFORMATION ABOUT CHARGES	Principal PrinFlex Life
1-800-247-9988

PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Policy was not offered prior to December 26, 1996. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Policy as if the Policy had been issued on or after the date the underlying mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Policy as if it had been in existence. The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other products. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Principal Variable Contracts Fund, Inc. advertises its Money Market division’s “yield” and “effective yield”. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated in the division over a seven day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated during that week is assumed to be generated each week over a 52-week period and is shown as a percentage. The “effective yield” is calculated similarly but, when annualized, the income earned in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.” For the period ended December 31, 2007, the 7-day annualized and effective yields were 4.43% and 4.53%, respectively.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial premium of $1,000 to the ending redeemable policy value.

The performance information does not include any charges or fees that are deducted from your Policy. These are charges and fees such as the sales charge, charge for taxes, surrender charges, transfer fees (if any), cost of insurance charge, asset based charge, administrative charge, policy loan interest charge (if any), and charges for optional insurance benefits. Some of these charges vary depending on your age, gender, face amount, underwriting class, premiums, policy duration, and account value. All of these policy charges will have a significant impact on your Policy’s value and overall performance. If these charges and fees were reflected in the performance data, performance would be lower. To see the impact of these charges and fees on your Policy’s performance, you should obtain a personalized illustration based on historical underlying mutual fund performance from your financial adviser.

Principal PrinFlex Life	PERFORMANCE DATA 5
www.principal.com

Following are the average annual total returns for the periods ended December 31, 2007 of the underlying mutual funds in which the divisions invest:

	Effective				Since
Division	Date	One Year	Five Years	Ten Years	Inception
AIM VI Capital Appreciation	May 5, 1993	12.01%	12.34%	4.79%	9.01%
AIM VI Core Equity	May 2, 1994	8.12	12.49	5.57	9.53
AIM VI Dynamics	August 25, 1997	12.19	17.64	6.59	6.70
AIM VI Global Health Care	May 22, 1997	11.86	11.84	8.49	9.00
AIM VI Small Cap Equity	August 29, 2003	3.54			12.06
AIM VI Technology	May 21, 1997	7.70	13.07	2.87	4.04
American Century VP Income & Growth	October 31, 1997	−0.07	12.34	5.87	6.50
American Century VP Ultra	May 1, 2001	21.02	10.58		3.00
American Century VP Value	May 1, 1996	−5.31	11.58	7.65	9.74
Fidelity VIP Contrafund®	January 3, 1995	17.59	17.91	10.58	14.41
Fidelity VIP Equity-Income	November 3, 1986	1.53	13.43	6.67	10.77
Fidelity VIP Growth	October 31, 1986	26.66	14.25	6.59	11.28
Fidelity VIP High Income	October 1, 1985	2.79	10.37	1.84	7.57
Janus Aspen MidCap Growth	September 13, 1993	21.74	20.20	8.33	11.42
Asset Allocation	June 1, 1994	11.78	11.96	6.91	8.83
Balanced	December 18, 1987	5.38	10.40	4.27	8.43
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	3.41	4.02	5.02	7.32
Diversified International Account	May 2, 1994	16.09	24.12	9.04	10.01
Equity Income (f/k/a Equity Income I)	April 28, 1998	4.59	16.12		9.78
Government & High Quality Bond	April 9, 1987	4.90	3.30	5.18	7.03
International Emerging Markets	October 24, 2000	42.11	38.96		22.51
International SmallCap	May 1, 1998	9.23	29.84		14.54
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	5.13	11.74		7.06
LargeCap Growth (f/k/a Growth)	May 2, 1994	23.20	15.99	3.48	7.43
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	8.52	11.29	4.41	10.36
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	5.15	12.45		2.19
LargeCap Value (f/k/a Capital Value)	May 13, 1970	−0.10	12.53	4.76	11.79
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	−3.71	12.31		7.82
MidCap Blend (f/k/a MidCap)	December 18, 1987	9.45	16.38	9.68	13.88
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	10.78	16.77		4.55
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	−1.04	15.72		11.80
Money Market	March 18, 1983	4.89	2.75	3.51
Real Estate Securities	May 1, 1998	−17.69	19.47		13.26
Short-Term Bond	May 1, 2003	3.07			2.43
SmallCap Blend* (f/k/a SmallCap)	May 1, 1998	1.65	14.99		4.35
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	5.00	14.61		2.44
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	−9.52	16.15		10.45
Putnam VT Voyager	February 1, 1988	5.52	9.06	3.72	10.55
Wells Fargo Advantage VT Asset Allocation	April 15, 1994	7.60	11.08	6.61	9.18
Wells Fargo Advantage VT Equity Income	May 6, 1996	2.80	12.48	6.04	8.21
Wells Fargo Advantage VT Large Company Growth	September 20, 1999	7.61	8.71		0.41

*	The SmallCap Blend Division is not available as an investment option for Policies or Contracts with an application signature date of November 19, 2007 or later.

FINANCIAL STATEMENTS

6 FINANCIAL STATEMENTS	Principal PrinFlex Life
1-800-247-9988

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Principal Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Variable Life Separate Account [comprised of the AIM V.I. Capital Appreciation Series I, AIM V.I. Capital Appreciation Series II, AIM V.I. Core Equity Series I, AIM V.I. Core Equity Series II, AIM V.I. Dynamics Series I, AIM V.I. Global Health Care Series I, AIM V.I. International Growth Series I, AIM V.I. Mid Cap Core Equity Series II, AIM V.I. Small Cap Equity Series I, AIM V.I. Technology Series I, American Century VP Income & Growth, American Century VP Ultra, American Century VP II Income & Growth, American Century VP II International, American Century VP II MidCap Value, American Century VP II Ultra, American Century VP II Value, American Century VP II Vista, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Dreyfus IP Core Value Service Shares, Dreyfus Socially Responsible Growth Service Shares, Dreyfus VIF Appreciation Service Shares, Dreyfus VIF Developing Leaders Service Shares, Dreyfus VIF Quality Bond Service Shares, Equity Growth, Equity Income I, Fidelity VIP Equity-Income Initial Class, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP High Income Initial Class, Fidelity VIP High Income Service Class 2, Fidelity VIP II Asset Manager Service Class 2, Fidelity VIP II Contrafund Initial Class, Fidelity VIP II Contrafund Service Class 2, Fidelity VIP III Mid Cap Service Class 2, Franklin Income Securities Class 2, Franklin Mutual Discovery Securities Class 2, Franklin Mutual Shares Class 2, Franklin Rising Dividends Securities Class 2, Franklin Small Cap Value Securities Class 2, Franklin Templeton Developing Markets Securities Class 2, Franklin Templeton Foreign Securities Class 2, Goldman Sachs Structured Small Cap Equity Service Class I, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, Janus Aspen Balanced Service Shares, Janus Aspen Flexible Bond Service Shares, Janus Aspen Fundamental Equity Service Shares, Janus Aspen International Growth Service Shares, Janus Aspen Mid Cap Growth Service Shares, Janus Aspen Worldwide Growth Service Shares, JP Morgan Bond Series Trust II, JP Morgan Small Company Series Trust II , LargeCap Blend, LargeCap Stock Index, LargeCap Value, MFS VIT Emerging Growth Service Class, MFS VIT Global Equity Service Class, MFS VIT MidCap Growth Service Class, MFS VIT New Discovery Service Class, MFS VIT Research International Service Class, MFS VIT Value Service Class, MidCap, MidCap Growth, MidCap Value, Money Market, Neuberger Berman AMT Fasciano S Class, Neuberger Berman AMT Guardian I Class, Neuberger Berman AMT Partners I Class, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Putnam VT Growth & Income Class IB, Putnam VT International Equity Class IB, Putnam VT Voyager Class IB, Real Estate Securities, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short Term Bond,

SmallCap, SmallCap Growth, SmallCap Value, Summit Russell 2000 Small Cap Index, Summit S&P MidCap 400 Index, T. Rowe Price Equity Income II, Vanguard VIF Balanced, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Wells Fargo Advantage VT Asset Allocation, Wells Fargo Advantage VT Equity Income, and Wells Fargo Advantage VT Large Company Growth Divisions] as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents or the performance of other procedures when confirmation was not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Variable Life Separate Account at December 31, 2007, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 22, 2008

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2007

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division

Assets
Investments in shares of mutual funds, at market	$2,977,214	$527,486

Liabilities	–	–

Net assets	$2,977,214	$527,486

Net assets
Accumulation units:
Benefit Variable Universal Life	$482,341	$–
Executive Variable Universal Life	846,370	–
Flex Variable Life	–	–
PrinFlex Life®	1,046,803	–
Survivorship Variable Universal Life	205,719	–
Variable Universal Life Accumulator	395,981	–
Variable Universal Life Accumulator II	–	442,768
Variable Universal Life Income	–	84,718

Total net assets	$2,977,214	$527,486

Investments in shares of mutual funds, at cost	$2,711,760	$477,148
Shares of mutual fund owned	101,369	18,221
Accumulation units outstanding:
Benefit Variable Universal Life	43,233	–
Executive Variable Universal Life	75,862	–
Flex Variable Life	–	–
PrinFlex Life®	93,829	–
Survivorship Variable Universal Life	18,439	–
Variable Universal Life Accumulator	35,493	–
Variable Universal Life Accumulator II	–	39,841
Variable Universal Life Income	–	7,623

Accumulation unit value:
Benefit Variable Universal Life	11.16	–
Executive Variable Universal Life	11.16	–
Flex Variable Life	11.02	–
PrinFlex Life®	11.16	–
Survivorship Variable Universal Life	11.16	–
Variable Universal Life Accumulator	11.16	–
Variable Universal Life Accumulator II	–	11.11
Variable Universal Life Income	–	11.11
See accompanying notes.

			AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity
Series I	Series II	Series I	Series I	Series I	Series II
Division	Division	Division	Division	Division	Division

$8,760,541	$4,410,238	$2,117,938	$6,910,891	$7,850,496	$26,367
–	–	–	–	–	–

$8,760,541	$4,410,238	$2,117,938	$6,910,891	$7,850,496	$26,367

$52,995	–	$175,231	$566,746	$1,347,341	$26,367
1,090,285	–	1,178,897	840,264	6,503,155	–
76,445	–	3,919	23,731	–	–
5,355,429	–	578,723	2,981,132	–	–
496,270	–	30,835	377,025	–	–
1,689,117	–	150,333	1,088,541	–	–
–	2,874,705	–	755,690	–	–
–	1,535,533	–	277,762	–	–

$8,760,541	$4,410,238	$2,117,938	$6,910,891	$7,850,496	$26,367

$7,610,574	$3,984,606	$1,886,689	$5,524,022	$6,616,047	$26,157
300,946	152,709	110,080	287,236	233,437	1,825
4,155	–	14,190	43,032	59,747	2,143
85,489	–	95,464	63,802	288,379	–
6,299	–	333	1,894	–	–
419,920	–	46,863	226,361	–	–
38,913	–	2,497	28,628	–	–
132,445	–	12,174	82,654	–	–
–	154,690	–	57,381	–	–
–	82,628	–	21,091	–	–

12.75	–	12.35	13.17	22.55	12.30
12.75	–	12.35	13.17	22.55	12.30
12.14	–	11.75	12.53	–	–
12.75	–	12.35	13.17	–	–
12.75	–	12.35	13.17	–	–
12.75	–	12.35	13.17	–	–
–	18.58	–	13.17	–	–
–	18.58	–	13.17	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	AIM V.I.
	Small Cap	AIM V.I.
	Equity	Technology
	Series I	Series I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$3,226,685	$3,798,170

Liabilities	–	–

Net assets	$3,226,685	$3,798,170

Net assets
Accumulation units:
Benefit Variable Universal Life	$509,623	$223,452
Executive Variable Universal Life	1,448,497	1,937,826
Flex Variable Life	7,659	33,620
PrinFlex Life®	959,936	1,224,282
Survivorship Variable Universal Life	34,228	69,790
Variable Universal Life Accumulator	266,742	309,200
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Total net assets	$3,226,685	$3,798,170

Investments in shares of mutual funds, at cost	$3,332,798	$3,367,891
Shares of mutual fund owned	207,771	251,534
Accumulation units outstanding:
Benefit Variable Universal Life	51,831	31,919
Executive Variable Universal Life	147,406	276,815
Flex Variable Life	783	5,047
PrinFlex Life®	97,688	174,886
Survivorship Variable Universal Life	3,483	9,969
Variable Universal Life Accumulator	27,146	44,170
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Accumulation unit value:
Benefit Variable Universal Life	9.83	7.00
Executive Variable Universal Life	9.83	7.00
Flex Variable Life	9.78	6.66
PrinFlex Life®	9.83	7.00
Survivorship Variable Universal Life	9.83	7.00
Variable Universal Life Accumulator	9.83	7.00
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
See accompanying notes.

American		American
Century VP	American	Century VP II	American	American
Income &	Century VP	Income &	Century VP II	Century VP II
Growth	Ultra	Growth	International	MidCap Value
Division	Division	Division	Division	Division

$4,155,398	$2,699,711	$1,879,755	$766,014	$345,322
–	–	–	–	–

$4,155,398	$2,699,711	$1,879,755	$766,014	$345,322

$–	$–	$114,095	$87,975	$10,603
–	–	732,268	678,039	334,719
19,921	16,043	–	–	–
2,812,111	1,408,618	–	–	–
242,506	486,353	–	–	–
1,080,860	788,697	–	–	–
–	–	632,601	–	–
–	–	400,791	–	–

$4,155,398	$2,699,711	$1,879,755	$766,014	$345,322

$3,355,793	$2,129,569	$1,751,595	$528,792	$369,190
491,182	222,198	222,720	64,697	26,666
–	–	7,920	4,659	883
–	–	50,831	35,910	27,863
1,606	1,436	–	–	–
215,732	119,968	–	–	–
18,604	41,420	–	–	–
82,918	67,169	–	–	–
–	–	43,912	–	–
–	–	27,821	–	–

–	–	14.41	18.88	12.01
–	–	14.41	18.88	12.01
12.40	11.17	–	–	–
13.04	11.74	–	–	–
13.04	11.74	–	–	–
13.04	11.74	–	–	–
–	–	14.41	–	–
–	–	14.41	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	American	American
	Century VP II	Century VP II
	Ultra	Value
	Division	Division

Assets
Investments in shares of mutual funds, at market	$2,389,138	$11,691,507

Liabilities	–	–

Net assets	$2,389,138	$11,691,507

Net assets
Accumulation units:
Benefit Variable Universal Life	$169,460	$1,131,260
Executive Variable Universal Life	1,226,573	3,488,433
Flex Variable Life	–	9,906
PrinFlex Life®	–	2,921,468
Survivorship Variable Universal Life	–	854,595
Variable Universal Life Accumulator	–	769,803
Variable Universal Life Accumulator II	757,509	1,642,844
Variable Universal Life Income	235,596	873,198

Total net assets	$2,389,138	$11,691,507

Investments in shares of mutual funds, at cost	$2,032,475	$12,401,349
Shares of mutual fund owned	198,104	1,567,226
Accumulation units outstanding:
Benefit Variable Universal Life	13,014	77,172
Executive Variable Universal Life	94,201	237,975
Flex Variable Life	–	705
PrinFlex Life®	–	199,297
Survivorship Variable Universal Life	–	58,299
Variable Universal Life Accumulator	–	52,515
Variable Universal Life Accumulator II	58,176	112,073
Variable Universal Life Income	18,094	59,568

Accumulation unit value:
Benefit Variable Universal Life	13.02	14.66
Executive Variable Universal Life	13.02	14.66
Flex Variable Life	–	14.05
PrinFlex Life®	–	14.66
Survivorship Variable Universal Life	–	14.66
Variable Universal Life Accumulator	–	14.66
Variable Universal Life Accumulator II	13.02	14.66
Variable Universal Life Income	13.02	14.66
See accompanying notes.

American						Dreyfus IP
Century VP II	Asset			Capital	Diversified	Core Value
Vista	Allocation	Balanced	Bond	Value	International	Service Shares
Division	Division	Division	Division	Division	Division	Division

$51,889	$18,197,111	$19,321,099	$51,556,746	$66,963,695	$115,426,154	$691,928
–	–	–	–	–	–	–

$51,889	$18,197,111	$19,321,099	$51,556,746	$66,963,695	$115,426,154	$691,928

$46,272	$–	$–	$2,075,544	$168,187	$2,446,345	$50,421
5,617	–	–	8,907,075	2,109,233	19,010,614	641,507
–	127,031	3,000,629	2,549,159	5,770,605	146,896	–
–	14,023,269	13,224,743	25,485,520	32,812,908	54,444,838	–
–	1,378,060	812,450	1,868,947	1,575,925	3,750,992	–
–	1,502,586	1,161,486	3,325,084	21,917,348	20,911,985	–
–	1,012,891	809,380	5,037,380	1,739,743	9,343,399	–
–	153,274	312,411	2,308,037	869,746	5,371,085	–

$51,889	$18,197,111	$19,321,099	$51,556,746	$66,963,695	$115,426,154	$691,928

$48,306	$14,948,821	$16,811,670	$51,186,952	$60,817,200	$82,138,750	$618,466
2,367	1,223,747	1,158,339	4,310,765	1,929,789	5,326,541	37,625
3,014	–	–	115,869	8,443	93,928	3,426
366	–	–	497,245	105,881	729,922	43,593
–	9,047	79,713	75,250	116,216	7,326	–
–	624,588	753,054	1,422,753	1,647,172	2,090,436	–
–	82,982	61,608	119,821	117,168	188,998	–
–	66,924	66,138	185,627	1,100,229	802,925	–
–	45,113	46,088	281,216	87,333	358,744	–
–	6,827	17,789	128,848	43,660	206,225	–

15.35	–	–	17.91	19.92	26.04	14.72
15.35	–	–	17.91	19.92	26.04	14.72
–	14.04	37.64	33.88	49.65	20.05	–
–	22.45	17.56	17.91	19.92	26.04	–
–	16.61	13.19	15.60	13.45	19.85	–
–	22.45	17.56	17.91	19.92	26.04	–
–	22.45	17.56	17.91	19.92	26.04	–
–	22.45	17.56	17.91	19.92	26.04	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

Dreyfus
Socially
	Responsible	Dreyfus VIF
	Growth	Appreciation
	Service Shares	Service Shares
	Division	Division

Assets
Investments in shares of mutual funds, at market	$52,897	$1,349,699

Liabilities	–	–

Net assets	$52,897	$1,349,699

Net assets
Accumulation units:
Benefit Variable Universal Life	$47,582	$286,521
Executive Variable Universal Life	5,315	1,063,178
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Total net assets	$52,897	$1,349,699

Investments in shares of mutual funds, at cost	$42,226	$1,200,830
Shares of mutual fund owned	1,749	30,269
Accumulation units outstanding:
Benefit Variable Universal Life	3,965	21,218
Executive Variable Universal Life	443	78,732
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Accumulation unit value:
Benefit Variable Universal Life	12.00	13.50
Executive Variable Universal Life	12.00	13.50
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
See accompanying notes.

Dreyfus VIF					Fidelity VIP	Fidelity VIP
Developing	Dreyfus VIF			Fidelity VIP	Equity-Income	Growth
Leaders	Quality Bond	Equity	Equity	Equity-Income	Service	Service
Service Shares	Service Shares	Growth	Income I	Initial Class	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$3,359,297	$533,855	$100,279,674	$7,985,086	$39,772,449	$18,229,824	$11,140,565
–	–	–	–	–	–	–

$3,359,297	$533,855	$100,279,674	$7,985,086	$39,772,449	$18,229,824	$11,140,565

$218,347	$225,918	$581,107	$–	$–	$1,550,827	$1,202,702
872,477	307,937	2,859,128	–	–	10,031,850	4,518,952
–	–	121,830	36,145	185,298	–	10,886
–	–	68,094,734	5,227,487	33,704,252	–	1,978,041
–	–	3,618,040	486,412	2,835,377	–	259,180
–	–	19,628,024	531,517	3,047,522	–	832,143
1,507,160	–	3,638,459	1,069,479	–	4,601,139	1,561,054
761,313	–	1,738,352	634,046	–	2,046,008	777,607

$3,359,297	$533,855	$100,279,674	$7,985,086	$39,772,449	$18,229,824	$11,140,565

$4,061,265	$538,320	$89,853,974	$8,036,264	$39,363,423	$19,507,636	$8,847,715
105,175	48,356	5,074,882	413,307	1,663,423	773,433	249,509
20,299	17,959	30,460	–	–	103,595	83,273
81,106	24,480	149,861	–	–	670,171	312,886
–	–	11,509	3,465	13,617	–	786
–	–	3,569,448	497,222	1,440,873	–	136,957
–	–	315,403	46,289	181,435	–	17,945
–	–	1,028,227	50,564	130,281	–	57,612
140,112	–	190,716	101,777	–	307,379	108,086
70,775	–	91,097	60,339	–	136,701	53,840

10.76	12.58	19.08	–	–	14.97	14.44
10.76	12.58	19.08	–	–	14.97	14.44
–	–	10.58	10.43	13.61	–	13.85
–	–	19.08	10.51	23.39	–	14.44
–	–	11.47	10.51	15.63	–	14.44
–	–	19.08	10.51	23.39	–	14.44
10.76	–	19.08	10.51	–	14.97	14.44
10.76	–	19.08	10.51	–	14.97	14.44

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

		Fidelity VIP
	Fidelity VIP	High Income
	High Income	Service
	Initial Class	Class 2
	Division	Division

Assets
Investments in shares of mutual funds, at market	$6,412,871	$5,762,637

Liabilities	–	–

Net assets	$6,412,871	$5,762,637

Net assets
Accumulation units:
Benefit Variable Universal Life	$–	$782,928
Executive Variable Universal Life	–	4,491,965
Flex Variable Life	23,811	–
PrinFlex Life®	5,813,928	–
Survivorship Variable Universal Life	305,282	–
Variable Universal Life Accumulator	269,850	–
Variable Universal Life Accumulator II	–	398,439
Variable Universal Life Income	–	89,305

Total net assets	$6,412,871	$5,762,637

Investments in shares of mutual funds, at cost	$7,034,927	$6,203,959
Shares of mutual fund owned	1,072,386	980,040
Accumulation units outstanding:
Benefit Variable Universal Life	–	47,076
Executive Variable Universal Life	–	270,094
Flex Variable Life	1,641	–
PrinFlex Life®	420,778	–
Survivorship Variable Universal Life	26,170	–
Variable Universal Life Accumulator	19,531	–
Variable Universal Life Accumulator II	–	23,957
Variable Universal Life Income	–	5,370

Accumulation unit value:
Benefit Variable Universal Life	–	16.63
Executive Variable Universal Life	–	16.63
Flex Variable Life	14.51	–
PrinFlex Life®	13.82	–
Survivorship Variable Universal Life	11.67	–
Variable Universal Life Accumulator	13.82	–
Variable Universal Life Accumulator II	–	16.63
Variable Universal Life Income	–	16.63
See accompanying notes.

					Franklin
Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin	Mutual	Franklin
Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income	Discovery	Mutual
Service	Contrafund	Service	Service	Securities	Securities	Shares
Class 2	Initial Class	Class 2	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$2,023,197	$96,470,550	$40,251,814	$25,610,819	$9,406,826	$8,175,336	$6,834,033
–	–	–	–	–	–	–

$2,023,197	$96,470,550	$40,251,814	$25,610,819	$9,406,826	$8,175,336	$6,834,033

$540,475	$–	$5,569,254	$4,053,322	$1,758,016	$1,895,905	$1,540,542
1,482,722	–	25,403,345	17,998,071	7,648,810	6,279,431	5,293,491
–	515,177	–	–	–	–	–
–	85,889,460	–	–	–	–	–
–	4,840,146	–	–	–	–	–
–	5,225,767	–	–	–	–	–
–	–	5,716,468	2,103,697	–	–	–
–	–	3,562,747	1,455,729	–	–	–

$2,023,197	$96,470,550	$40,251,814	$25,610,819	$9,406,826	$8,175,336	$6,834,033

$1,861,588	$88,193,013	$44,272,586	$23,144,197	$9,172,325	$7,215,229	$6,606,101
123,895	3,457,726	1,465,834	718,799	543,433	345,096	338,486
36,651	–	286,846	179,979	99,250	92,599	95,228
100,545	–	1,308,405	799,164	431,818	306,697	327,216
–	27,967	–	–	–	–	–
–	2,593,315	–	–	–	–	–
–	251,789	–	–	–	–	–
–	157,785	–	–	–	–	–
–	–	294,429	93,410	–	–	–
–	–	183,500	64,638	–	–	–

14.75	–	19.42	22.52	17.71	20.47	16.18
14.75	–	19.42	22.52	17.71	20.47	16.18
–	18.42	–	–	–	–	–
–	33.12	–	–	–	–	–
–	19.22	–	–	–	–	–
–	33.12	–	–	–	–	–
–	–	19.42	22.52	–	–	–
–	–	19.42	22.52	–	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	Franklin	Franklin
	Rising	Small Cap
	Dividends	Value
	Securities	Securities
	Class 2	Class 2
	Division	Division

Assets
Investments in shares of mutual funds, at market	$2,916,023	$5,219,897

Liabilities	–	–

Net assets	$2,916,023	$5,219,897

Net assets
Accumulation units:
Benefit Variable Universal Life	$696,993	$975,065
Executive Variable Universal Life	2,219,030	4,244,832
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Total net assets	$2,916,023	$5,219,897

Investments in shares of mutual funds, at cost	$2,821,342	$5,334,655
Shares of mutual fund owned	151,324	305,257
Accumulation units outstanding:
Benefit Variable Universal Life	49,827	59,866
Executive Variable Universal Life	158,635	260,614
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Accumulation unit value:
Benefit Variable Universal Life	13.99	16.29
Executive Variable Universal Life	13.99	16.29
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
See accompanying notes.

Franklin	Franklin	Goldman Sachs
Templeton	Templeton	Structured	Government
Developing Markets	Foreign	Small Cap	& High		International
Securities	Securities	Equity Service	Quality		Emerging	International
Class 2	Class 2	Class I	Bond	Growth	Markets	SmallCap
Division	Division	Division	Division	Division	Division	Division

$2,169,080	$33,149	$361,422	$37,166,064	$30,968,055	$29,042,953	$65,296,135
–	–	–	–	–	–	–

$2,169,080	$33,149	$361,422	$37,166,064	$30,968,055	$29,042,953	$65,296,135

$308,791	$–	$73,714	$2,761,832	$359,903	$4,342	$3,416,102
1,860,289	33,149	287,708	7,382,755	1,837,070	392,177	13,395,861
–	–	–	320,888	32,375	362,784	194,235
–	–	–	17,374,805	25,371,099	15,042,713	34,971,243
–	–	–	1,647,845	1,504,198	1,227,822	2,423,337
–	–	–	4,050,408	653,329	3,066,255	3,366,028
–	–	–	2,555,642	663,790	5,367,658	4,810,386
–	–	–	1,071,889	546,291	3,579,202	2,718,943

$2,169,080	$33,149	$361,422	$37,166,064	$30,968,055	$29,042,953	$65,296,135

$1,888,257	$33,014	$457,922	$36,880,964	$25,578,088	$20,465,467	$56,221,423
135,567	1,637	33,746	3,271,661	1,728,128	1,051,900	2,912,406
17,569	–	7,916	152,603	21,059	105	91,020
105,841	3,074	30,898	407,928	107,492	9,449	356,921
–	–	–	25,123	2,679	9,118	7,770
–	–	–	960,032	1,484,531	362,442	931,786
–	–	–	105,778	138,204	29,583	75,928
–	–	–	223,802	38,228	73,879	89,686
–	–	–	141,211	38,840	129,329	128,170
–	–	–	59,226	31,965	86,238	72,444

17.58	10.79	9.31	18.10	17.09	41.50	37.53
17.58	10.79	9.31	18.10	17.09	41.50	37.53
–	–	–	12.77	12.09	39.79	25.00
–	–	–	18.10	17.09	41.50	37.53
–	–	–	15.58	10.88	41.50	31.92
–	–	–	18.10	17.09	41.50	37.53
–	–	–	18.10	17.09	41.50	37.53
–	–	–	18.10	17.09	41.50	37.53

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	Janus	Janus
	Aspen	Aspen
	Balanced	Flexible Bond
	Service Shares	Service Shares
	Division	Division

Assets
Investments in shares of mutual funds, at market	$1,098,509	$3,707,605

Liabilities	–	–

Net assets	$1,098,509	$3,707,605

Net assets
Accumulation units:
Benefit Variable Universal Life	$180,972	$447,901
Executive Variable Universal Life	917,537	3,259,704
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Total net assets	$1,098,509	$3,707,605

Investments in shares of mutual funds, at cost	$1,028,758	$3,744,429
Shares of mutual fund owned	35,345	305,656
Accumulation units outstanding:
Benefit Variable Universal Life	12,098	32,989
Executive Variable Universal Life	61,337	240,088
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Accumulation unit value:
Benefit Variable Universal Life	14.96	13.58
Executive Variable Universal Life	14.96	13.58
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
See accompanying notes.

Janus	Janus	Janus	Janus
Aspen	Aspen	Aspen	Aspen
Fundamental	International	Mid Cap	Worldwide		JP Morgan
Equity	Growth	Growth	Growth	JP Morgan Bond	Small Company
Service Shares	Service Shares	Service Shares	Service Shares	Series Trust II	Series Trust II
Division	Division	Division	Division	Division	Division

$2,460,447	$3,665,209	$7,471,395	$1,011,240	$2,866,360	$2,820,109
–	–	–	–	–

$2,460,447	$3,665,209	$7,471,395	$1,011,240	$2,866,360	$2,820,109

$406,053	$1,267,382	$189,024	$166,012	$235,658	$744,040
2,054,394	2,397,827	1,010,845	845,228	2,630,702	2,076,069
–	–	23,982	–	–	–
–	–	5,143,910	–	–	–
–	–	153,600	–	–	–
–	–	950,034	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

$2,460,447	$3,665,209	$7,471,395	$1,011,240	$2,866,360	$2,820,109

$2,120,994	$3,150,199	$5,607,106	$859,088	$2,976,372	$2,941,475
95,145	56,816	191,820	28,868	256,383	175,598
25,639	41,315	13,853	12,104	18,753	49,813
129,717	78,167	74,081	61,626	209,340	138,991
–	–	1,847	–	–	–
–	–	376,980	–	–	–
–	–	11,257	–	–	–
–	–	69,626	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

15.84	30.68	13.65	13.72	12.57	14.94
15.84	30.68	13.65	13.72	12.57	14.94
–	–	12.98	–	–	–
–	–	13.65	–	–	–
–	–	13.65	–	–	–
–	–	13.65	–	–	–
–	–	–	–	–	–
–	–	–	–	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Assets
Investments in shares of mutual funds, at market	$12,770,013	$41,350,323

Liabilities	–	–

Net assets	$12,770,013	$41,350,323

Net assets
Accumulation units:
Benefit Variable Universal Life	$474,658	$–
Executive Variable Universal Life	1,005,153	–
Flex Variable Life	61,041	602,424
PrinFlex Life®	3,853,970	32,513,854
Survivorship Variable Universal Life	280,174	1,806,818
Variable Universal Life Accumulator	1,323,717	2,456,778
Variable Universal Life Accumulator II	3,959,704	2,628,926
Variable Universal Life Income	1,811,596	1,341,523

Total net assets	$12,770,013	$41,350,323

Investments in shares of mutual funds, at cost	$11,398,017	$33,568,586
Shares of mutual fund owned	1,014,298	3,818,128
Accumulation units outstanding:
Benefit Variable Universal Life	32,758	–
Executive Variable Universal Life	69,370	–
Flex Variable Life	4,394	50,717
PrinFlex Life®	265,981	2,657,198
Survivorship Variable Universal Life	19,336	147,061
Variable Universal Life Accumulator	91,357	200,781
Variable Universal Life Accumulator II	273,277	214,849
Variable Universal Life Income	125,026	109,636

Accumulation unit value:
Benefit Variable Universal Life	14.49	–
Executive Variable Universal Life	14.49	–
Flex Variable Life	13.89	11.88
PrinFlex Life®	14.49	12.24
Survivorship Variable Universal Life	14.49	12.29
Variable Universal Life Accumulator	14.49	12.24
Variable Universal Life Accumulator II	14.49	12.24
Variable Universal Life Income	14.49	12.24
See accompanying notes.

	MFS VIT	MFS VIT	MFS VIT		MFS VIT
	Emerging	Global	MidCap	MFS VIT	Research
LargeCap	Growth	Equity	Growth	New Discovery	International
Value	Service Class	Service Class	Service Class	Service Class	Service Class
Division	Division	Division	Division	Division	Division

$21,792,811	$697,794	$235,402	$586,596	$1,660,097	$2,975
–	–	–	–	–	–

$21,792,811	$697,794	$235,402	$586,596	$1,660,097	$2,975

$1,165,387	$250,974	$42,355	$79,760	$326,813	$2,975
6,004,338	446,820	193,047	506,836	573,459	–
97,100	–	–	–	–	–
5,491,606	–	–	–	–	–
906,923	–	–	–	–	–
1,792,909	–	–	–	–	–
4,102,484	–	–	–	641,772	–
2,232,064	–	–	–	118,053	–

$21,792,811	$697,794	$235,402	$586,596	$1,660,097	$2,975

$20,914,462	$590,470	$232,502	$548,494	$1,667,438	$2,893
1,617,878	28,354	15,217	78,005	101,784	186
77,718	16,113	3,062	6,200	25,059	281
400,422	28,687	13,957	39,399	43,971	–
6,755	–	–	–	–	–
366,230	–	–	–	–	–
60,482	–	–	–	–	–
119,569	–	–	–	–	–
273,590	–	–	–	49,211	–
148,854	–	–	–	9,052	–

15.00	15.58	13.83	12.86	13.04	10.58
15.00	15.58	13.83	12.86	13.04	10.58
14.38	–	–	–	–	–
15.00	–	–	–	–	–
15.00	–	–	–	–	–
15.00	–	–	–	–	–
15.00	–	–	–	13.04	–
15.00	–	–	–	13.04	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	MFS VIT
	Value
	Service Class	MidCap
	Division	Division

Assets
Investments in shares of mutual funds, at market	$2,986,115	$92,374,110

Liabilities	–	–

Net assets	$2,986,115	$92,374,110

Net assets
Accumulation units:
Benefit Variable Universal Life	$405,241	$1,159,188
Executive Variable Universal Life	2,580,874	3,620,303
Flex Variable Life	–	15,683,630
PrinFlex Life®	–	56,403,098
Survivorship Variable Universal Life	–	3,115,096
Variable Universal Life Accumulator	–	5,185,320
Variable Universal Life Accumulator II	–	4,822,823
Variable Universal Life Income	–	2,384,652

Total net assets	$2,986,115	$92,374,110

Investments in shares of mutual funds, at cost	$2,812,722	$80,726,040
Shares of mutual fund owned	197,494	2,196,768
Accumulation units outstanding:
Benefit Variable Universal Life	24,759	38,251
Executive Variable Universal Life	157,683	119,465
Flex Variable Life	–	168,198
PrinFlex Life®	–	1,861,233
Survivorship Variable Universal Life	–	129,820
Variable Universal Life Accumulator	–	171,109
Variable Universal Life Accumulator II	–	159,147
Variable Universal Life Income	–	78,690

Accumulation unit value:
Benefit Variable Universal Life	16.37	30.30
Executive Variable Universal Life	16.37	30.30
Flex Variable Life	–	93.24
PrinFlex Life®	–	30.30
Survivorship Variable Universal Life	–	24.00
Variable Universal Life Accumulator	–	30.30
Variable Universal Life Accumulator II	–	30.30
Variable Universal Life Income	–	30.30
See accompanying notes.

			Neuberger	Neuberger	Neuberger
			Berman AMT	Berman AMT	Berman AMT
MidCap	MidCap	Money	Fasciano	Guardian	Partners
Growth	Value	Market	S Class	I Class	I Class
Division	Division	Division	Division	Division	Divison

$19,869,619	$25,740,652	$114,089,370	$134,096	$546,825	$1,631,507

–	–	–	–	–	–

$19,869,619	$25,740,652	$114,089,370	$134,096	$546,825	$1,631,507

$313,606	$1,448,827	$6,569,775	$14,393	$72,068	$107,735
1,786,248	5,686,047	58,379,875	119,703	474,757	1,523,772
61,031	118,538	393,152	–	–	–
10,812,622	9,235,740	30,458,828	–	–	–
971,580	1,150,326	3,761,211	–	–	–
1,789,858	2,169,340	2,354,837	–	–	–
2,914,870	3,716,067	7,688,367	–	–	–
1,219,804	2,215,767	4,483,325	–	–	–

$19,869,619	$25,740,652	$114,089,370	$134,096	$546,825	$1,631,507

$17,629,001	$26,142,136	$114,089,370	$138,129	$496,666	$1,703,799
1,711,423	1,690,128	114,089,370	9,248	25,904	78,551

20,299	80,364	444,573	1,370	4,806	8,627
115,618	315,397	3,951,448	11,395	31,661	122,021
4,507	6,910	19,117	–	–	–
699,865	512,296	2,060,722	–	–	–
62,191	63,807	287,678	–	–	–
115,849	120,331	159,323	–	–	–
188,670	206,125	520,183	–	–	–
78,954	122,906	303,458	–	–	–

15.45	18.03	14.78	10.51	15.00	12.49
15.45	18.03	14.78	10.51	15.00	12.49
13.54	17.15	20.57	–	–	–
15.45	18.03	14.78	–	–	–
15.62	18.03	13.07	–	–	–
15.45	18.03	14.78	–	–	–
15.45	18.03	14.78	–	–	–
15.45	18.03	14.78	–	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

	Principal
	LifeTime	Principal
	Strategic	LifeTime
	Income	2010
	Division	Division

Assets
Investments in shares of mutual funds, at market	$420,748	$1,578,882

Liabilities	–	–

Net assets	$420,748	$1,578,882

Net assets
Accumulation units:
Benefit Variable Universal Life	$10,434	$206,553
Executive Variable Universal Life	242,229	776,674
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	4,598	191,184
Variable Universal Life Income	163,487	404,471

Total net assets	$420,748	$1,578,882

Investments in shares of mutual funds, at cost	$418,740	$1,545,459
Shares of mutual fund owned	34,715	122,016
Accumulation units outstanding:
Benefit Variable Universal Life	820	15,345
Executive Variable Universal Life	19,034	57,702
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	361	14,204
Variable Universal Life Income	12,850	30,050

Accumulation unit value:
Benefit Variable Universal Life	12.72	13.46
Executive Variable Universal Life	12.72	13.46
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	12.72	13.46
Variable Universal Life Income	12.72	13.46
See accompanying notes.

				Putnam VT	Putnam VT
Principal	Principal	Principal	Principal	Growth &	International	Putnam VT
LifeTime	LifeTime	LifeTime	LifeTime	Income	Equity	Voyager
2020	2030	2040	2050	Class IB	Class IB	Class IB
Division	Division	Division	Division	Division	Division	Division

$5,925,227	$6,948,872	$5,120,488	$3,525,835	$343,980	$3,826,029	$26,410,082

–	–	–	–	–	–	–

$5,925,227	$6,948,872	$5,120,488	$3,525,835	$343,980	$3,826,029	$26,410,082

$1,023,738	$520,989	$168,876	$272,181	$162,636	$1,732,060	$67,979
1,886,593	1,666,615	346,479	571,733	181,344	2,093,969	1,038,327
–	–	–	–	–	–	13,950
–	–	–	–	–	–	22,663,873
–	–	–	–	–	–	1,071,901
–	–	–	–	–	–	1,554,052
797,905	1,102,240	825,508	722,309	–	–	–
2,216,991	3,659,028	3,779,625	1,959,612	–	–	–

$5,925,227	$6,948,872	$5,120,488	$3,525,835	$343,980	$3,826,029	$26,410,082

$5,669,589	$6,558,067	$4,858,801	$3,342,825	$379,921	$3,413,494	$28,524,523
427,506	496,703	356,332	243,497	14,878	201,795	832,338

71,767	36,262	11,482	18,391	12,404	93,322	5,406
132,258	116,001	23,558	38,632	13,831	112,822	82,568
–	–	–	–	–	–	1,525
–	–	–	–	–	–	1,802,238
–	–	–	–	–	–	102,519
–	–	–	–	–	–	123,577
55,961	76,716	56,128	48,806	–	–	–
155,420	254,661	256,986	132,411	–	–	–

14.26	14.37	14.71	14.80	13.11	18.56	12.58
14.26	14.37	14.71	14.80	13.11	18.56	12.58
–	–	–	–	–	–	9.15
–	–	–	–	–	–	12.58
–	–	–	–	–	–	10.46
–	–	–	–	–	–	12.58
14.26	14.37	14.71	14.80	–	–	–
14.26	14.37	14.71	14.80	–	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

		SAM
	Real Estate	Balanced
	Securities	Portfolio
	Division	Division

Assets
Investments in shares of mutual funds, at market	$39,638,839	$813,967

Liabilities	–	–

Net assets	$39,638,839	$813,967

Net assets
Accumulation units:
Benefit Variable Universal Life	$2,599,361	$–
Executive Variable Universal Life	10,298,667	399,622
Flex Variable Life	78,963	–
PrinFlex Life®	14,957,833	–
Survivorship Variable Universal Life	3,240,487	–
Variable Universal Life Accumulator	3,276,383	–
Variable Universal Life Accumulator II	3,275,952	38,725
Variable Universal Life Income	1,911,193	375,620

Total net assets	$39,638,839	$813,967

Investments in shares of mutual funds, at cost	$40,100,467	$806,549
Shares of mutual fund owned	2,079,687	42,460

Accumulation units outstanding:
Benefit Variable Universal Life	77,893	–
Executive Variable Universal Life	308,613	38,422
Flex Variable Life	2,876	–
PrinFlex Life®	448,230	–
Survivorship Variable Universal Life	90,221	–
Variable Universal Life Accumulator	98,181	–
Variable Universal Life Accumulator II	98,168	3,723
Variable Universal Life Income	57,272	36,114

Accumulation unit value:
Benefit Variable Universal Life	33.37	10.40
Executive Variable Universal Life	33.37	10.40
Flex Variable Life	27.46	–
PrinFlex Life®	33.37	–
Survivorship Variable Universal Life	35.92	–
Variable Universal Life Accumulator	33.37	–
Variable Universal Life Accumulator II	33.37	10.40
Variable Universal Life Income	33.37	10.40
See accompanying notes.

SAM	SAM	SAM	SAM
Conservative	Conservative	Flexible	Strategic
Balanced	Growth	Income	Growth	Short Term
Portfolio	Portfolio	Portfolio	Portfolio	Bond
Division	Division	Division	Division	Division

$175,216	$2,204,577	$53,648	$2,075,409	$3,799,816

–	–	–	–	–

$175,216	$2,204,577	$53,648	$2,075,409	$3,799,816

$–	$31,127	$–	$278,998	$266,373
87,233	310,998	–	388,032	1,594,496
–	–	–	–	23,907
–	–	–	–	604,505
–	–	–	–	107,676
–	–	–	–	377,660
14,376	164,370	97	349,995	515,606
73,607	1,698,082	53,551	1,058,384	309,593

$175,216	$2,204,577	$53,648	$2,075,409	$3,799,816

$175,274	$2,226,905	$53,016	$2,081,250	$3,777,775
13,406	104,088	3,736	86,801	371,439

—	2,993	–	26,839	23,904
8,410	29,900	–	37,328	143,088
–	–	–	–	2,221
–	–	–	–	54,247
–	–	–	–	9,663
–	–	–	–	33,891
1,386	15,803	9	33,668	46,270
7,096	163,257	5,195	101,813	27,782

10.37	10.40	10.31	10.40	11.14
10.37	10.40	10.31	10.40	11.14
–	–	–	–	10.76
–	–	–	–	11.14
–	–	–	–	11.14
–	–	–	–	11.14
10.37	10.40	10.31	10.40	11.14
10.37	10.40	10.31	10.40	11.14

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

		SmallCap
	SmallCap	Growth
	Division	Division

Assets
Investments in shares of mutual funds, at market	$27,223,324	$22,496,216

Liabilities	–	–

Net assets	$27,223,324	$22,496,216

Net assets
Accumulation units:
Benefit Variable Universal Life	$293,981	$525,904
Executive Variable Universal Life	1,662,754	3,309,932
Flex Variable Life	129,405	56,555
PrinFlex Life®	10,461,186	14,674,101
Survivorship Variable Universal Life	640,762	966,490
Variable Universal Life Accumulator	12,525,654	1,048,315
Variable Universal Life Accumulator II	952,453	1,358,529
Variable Universal Life Income	557,129	556,390

Total net assets	$27,223,324	$22,496,216

Investments in shares of mutual funds, at cost	$24,475,390	$21,048,375
Shares of mutual fund owned	2,772,233	1,982,046

Accumulation units outstanding:
Benefit Variable Universal Life	19,362	41,778
Executive Variable Universal Life	109,518	262,930
Flex Variable Life	9,784	7,264
PrinFlex Life®	689,029	1,165,679
Survivorship Variable Universal Life	40,566	96,984
Variable Universal Life Accumulator	825,005	83,277
Variable Universal Life Accumulator II	62,734	107,918
Variable Universal Life Income	36,695	44,198

Accumulation unit value:
Benefit Variable Universal Life	15.18	12.59
Executive Variable Universal Life	15.18	12.59
Flex Variable Life	13.23	7.79
PrinFlex Life®	15.18	12.59
Survivorship Variable Universal Life	15.80	9.97
Variable Universal Life Accumulator	15.18	12.59
Variable Universal Life Accumulator II	15.18	12.59
Variable Universal Life Income	15.18	12.59
See accompanying notes.

	Summit	Summit
	Russell 2000	S&P	T. Rowe Price	Vanguard
SmallCap	Small Cap	MidCap	Equity	VIF
Value	Index	400 Index	Income II	Balanced
Division	Division	Division	Division	Division

$36,103,116	$698,632	$–	$37,446	$21,821,683

–	–	–	–	–

$36,103,116	$698,632	$–	$37,446	$21,821,683

$1,863,896	$86,169	$–	$4,000	$5,971,655
8,554,867	612,463	–	33,446	15,850,028
138,099	–	–	–	–
17,658,054	–	–	–	–
1,489,904	–	–	–	–
2,659,387	–	–	–	–
2,386,716	–	–	–	–
1,352,193	–	–	–	–

$36,103,116	$698,632	$–	$37,446	$21,821,683

$36,529,518	$743,352	$–	$36,984	$20,584,319
2,301,027	10,462	–	1,583	1,051,141

71,125	7,505	–	326	367,515
326,449	53,342	–	2,724	975,463
7,639	–	–	–	–
673,824	–	–	–	–
53,044	–	–	–	–
101,481	–	–	–	–
91,076	–	–	–	–
51,599	–	–	–	–

26.21	11.48	–	12.28	16.25
26.21	11.48	–	12.28	16.25
18.08	–	–	–	–
26.21	–	–	–	–
28.09	–	–	–	–
26.21	–	–	–	–
26.21	11.48	10.08	–	–
26.21	11.48	10.08	–	–

Principal Life Insurance Company
Variable Life Separate Account
Statements of Assets and Liabilities (continued)
December 31, 2007

Vanguard
	Vanguard	VIF
	VIF Equity	Mid-Cap
	Index	Index
	Division	Division

Assets
Investments in shares of mutual funds, at market	$21,186,096	$11,181,584

Liabilities	–	–

Net assets	$21,186,096	$11,181,584

Net assets
Accumulation units:
Benefit Variable Universal Life	$4,459,265	$2,954,603
Executive Variable Universal Life	16,726,831	8,226,981
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Total net assets	$21,186,096	$11,181,584

Investments in shares of mutual funds, at cost	$20,210,999	$11,021,157
Shares of mutual fund owned	717,200	601,808
Accumulation units outstanding:
Benefit Variable Universal Life	304,862	168,031
Executive Variable Universal Life	1,143,553	467,875
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–

Accumulation unit value:
Benefit Variable Universal Life	14.63	17.58
Executive Variable Universal Life	14.63	17.58
Flex Variable Life	–	–
PrinFlex Life®	–	–
Survivorship Variable Universal Life	–	–
Variable Universal Life Accumulator	–	–
Variable Universal Life Accumulator II	–	–
Variable Universal Life Income	–	–
See accompanying notes.

		Wells Fargo
Wells Fargo	Wells Fargo	Advantage VT
Advantage VT	Advantage VT	Large
Asset	Equity	Company
Allocation	Income	Growth
Division	Division	Division

$1,749,612	$611,481	$849,796

–	–	–

$1,749,612	$611,481	$849,796

$20,001	$–	$16,101
462,207	–	481,797
8,053	–	–
396,185	151,355	70,545
70,528	108,884	24,858
248,238	43,927	22,908
295,221	101,691	178,857
249,179	205,624	54,730

$1,749,612	$611,481	$849,796

$1,620,677	$578,388	$761,190
119,509	32,630	82,345

1,325	–	1,371
30,620	–	41,012
557	–	–
26,251	10,612	6,005
4,673	7,635	2,116
16,451	3,080	1,950
19,561	7,130	15,225
16,510	14,418	4,659

15.09	14.26	11.75
15.09	14.26	11.75
14.47	13.67	11.26
15.09	14.26	11.75
15.09	14.26	11.75
15.09	14.26	11.75
15.09	14.26	11.75
15.09	14.26	11.75

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2007, Except as Noted

	AIM V.I.	AIM V.I.
	Capital	Capital
	Appreciation	Appreciation
	Series I	Series II
	Division	Division

Investment income (loss)
Income:
Dividends	$–	$–

Expenses:
Mortality and expense risks	–	–

Net investment income (loss)	–	–

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	69,802	4,892
Capital gains distributions	–	–

Total realized gains (losses) on investments	69,802	4,892

Change in net unrealized appreciation or depreciation of investments	253,026	46,503

Net increase (decrease) in net assets resulting from operations	$322,828	$51,395

See accompanying notes.

			AIM V.I.	AIM V.I.	AIM V.I.
AIM V.I.	AIM V.I.	AIM V.I.	Global	International	Mid Cap
Core Equity	Core Equity	Dynamics	Health Care	Growth	Core Equity
Series I	Series II	Series I	Series I	Series I	Series II
Division	Division	Division	Division	Division	Division

$97,044	$41,314	$–	$–	$31,402	$12

630	–	6	151	–	–

96,414	41,314	(6)	(151)	31,402	12

191,297	47,199	104,786	211,999	279,667	17
–	–	–	–	–	374

191,297	47,199	104,786	211,999	279,667	391

285,657	173,012	29,683	506,492	409,559	210

$573,368	$261,525	$134,463	$718,340	$720,628	$613

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	AIM V.I.
	Small Cap	AIM V.I.
	Equity	Technology
	Series I	Series I
	Division (1)	Division

Investment income (loss)
Income:
Dividends	$1,375	$–

Expenses:
Mortality and expense risks	38	237

Net investment income (loss)	1,337	(237)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	26,141	169,432
Capital gains distributions	91,983	–

Total realized gains (losses) on investments	118,124	169,432

Change in net unrealized appreciation or depreciation of investments	(106,113)	64,277

Net increase (decrease) in net assets resulting from operations	$13,348	$233,472

(1)	Commenced operations April 30, 2007.
See accompanying notes.

American		American
Century VP	American	Century VP II	American	American
Income &	Century VP	Income &	Century VP II	Century VP II
Growth	Ultra	Growth	International	MidCap Value
Division	Division	Division	Division	Division

$78,021	$–	$33,536	$5,290	$1,826

194	108	–	–	–

77,827	(108)	33,536	5,290	1,826

141,338	111,858	80,486	146,440	854
–	–	–	–	349

141,338	111,858	80,486	146,440	1,203

(220,809)	383,311	(129,350)	17,861	(25,585)

$(1,644)	$495,061	$(15,328)	$169,591	$(22,556)

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	American	American
	Century VP II	Century VP II
	Ultra	Value
	Division	Division

Investment income (loss)
Income:
Dividends	$–	$169,483

Expenses:
Mortality and expense risks	–	78

Net investment income (loss)	–	169,405

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	93,878	122,593
Capital gains distributions	–	968,454

Total realized gains (losses) on investments	93,878	1,091,047

Change in net unrealized appreciation or depreciation of investments	311,782	(1,928,589)

Net increase (decrease) in net assets resulting from operations	$405,660	$(668,137)

See accompanying notes.

American						Dreyfus IP
Century VP II	Asset			Capital	Diversified	Core Value
Vista	Allocation	Balanced	Bond	Value	International	Service Shares
Division	Division	Division	Division	Division	Division	Division

$–	$257,043	$520,869	$2,111,521	$1,128,553	$947,836	$20,668

–	955	22,816	20,933	48,391	1,308	–

–	256,088	498,053	2,090,588	1,080,162	946,528	20,668

522	916,068	571,827	133,885	938,712	3,943,290	216,424
–	811,917	–	–	4,072,377	9,188,398	113,756

522	1,727,985	571,827	133,885	5,011,089	13,131,688	330,180

3,289	57,789	(28,977)	(613,531)	(6,110,749)	983,534	(247,280)

$3,811	$2,041,862	$1,040,903	$1,610,942	$(19,498)	$15,061,750	$103,568

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	Dreyfus
	Socially
	Responsible	Dreyfus VIF
	Growth	Appreciation
	Service Shares	Service Shares
	Division	Division

Investment income (loss)
Income:
Dividends	$202	$12,711

Expenses:
Mortality and expense risks	–	–

Net investment income (loss)	202	12,711

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,226	17,051
Capital gains distributions	–	–

Total realized gains (losses) on investments	5,226	17,051

Change in net unrealized appreciation or depreciation of investments	(348)	43,136

Net increase (decrease) in net assets resulting from operations	$5,080	$72,898

(1)	Commenced operations January 5, 2007.
See accompanying notes.

Dreyfus VIF					Fidelity VIP	Fidelity VIP
Developing	Dreyfus VIF			Fidelity VIP	Equity-Income	Growth
Leaders	Quality Bond	Equity	Equity	Equity-Income	Service	Service
Service Shares	Service Shares	Growth	Income I	Initial Class	Class 2	Class 2
Division	Division	Division	Division (1)	Division	Division	Division

$14,816	$49,322	$505,152	$76,316	$754,468	$305,599	$30,676

–	–	814	284	1,499	–	48

14,816	49,322	504,338	76,032	752,969	305,599	30,628

(33,974)	(17,145)	1,397,525	41,063	941,722	247,853	373,156
409,361	–	–	354,904	3,327,382	1,542,343	6,878

375,387	(17,145)	1,397,525	395,967	4,269,104	1,790,196	380,034

(806,780)	(1,988)	5,404,186	(51,178)	(4,363,950)	(2,021,777)	1,550,669

$(416,577)	$30,189	$7,306,049	$420,821	$658,123	$74,018	$1,961,331

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

		Fidelity VIP
	Fidelity VIP	High Income
	High Income	Service
	Initial Class	Class 2
	Division	Division

Investment income (loss)
Income:
Dividends	$536,418	$469,758

Expenses:
Mortality and expense risks	168	–

Net investment income (loss)	536,250	469,758

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(63,705)	(3,318)
Capital gains distributions	–	–

Total realized gains (losses) on investments	(63,705)	(3,318)

Change in net unrealized appreciation or depreciation of investments	(297,047)	(356,927)

Net increase (decrease) in net assets resulting from operations	$175,498	$109,513

See accompanying notes.

					Franklin
Fidelity VIP II		Fidelity VIP II	Fidelity VIP III	Franklin	Mutual	Franklin
Asset Manager	Fidelity VIP II	Contrafund	Mid Cap	Income	Discovery	Mutual
Service	Contrafund	Service	Service	Securities	Securities	Shares
Class 2	Initial Class	Class 2	Class 2	Class 2	Class 2	Class 2
Division	Division	Division	Division	Division	Division	Division

$92,277	$869,059	$281,129	$105,824	$215,235	$104,105	$86,401

–	4,920	–	–	–	–	–

92,277	864,139	281,129	105,824	215,235	104,105	86,401

23,832	3,759,305	392,218	286,024	152,806	291,419	139,286
36,186	23,209,751	9,592,317	1,654,364	39,916	85,640	211,537

60,018	26,969,056	9,984,535	1,940,388	192,722	377,059	350,823

81,542	(12,733,624)	(5,153,080)	757,103	(252,936)	196,933	(337,553)

$233,837	$15,099,571	$5,112,584	$2,803,315	$155,021	$678,097	$99,671

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	Franklin		Franklin
	Rising		Small Cap
	Dividends		Value
	Securities		Securities
	Class 2		Class 2
	Division		Division

Investment income (loss) Income:
Dividends	$97,965		$32,729
Expenses:
Mortality and expense risks	–		–

Net investment income (loss)	97,965		32,729

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	148,168		141,655
Capital gains distributions	60,086		336,547

Total realized gains (losses) on investments	208,254		478,202

Change in net unrealized appreciation or depreciation of investments	(388,675)	(6	63,553)

Net increase (decrease) in net assets resulting from operations	$(82,456)		$(152,622)

(1)	Commenced operations May 1, 2007.
See accompanying notes.

Franklin	Franklin	Goldman Sachs
Templeton	Templeton	Structured	Government
Developing Markets	Foreign	Small Cap	& High		International
Securities	Securities	Equity Service	Quality		Emerging	International
Class 2	Class 2	Class I	Bond	Growth	Markets	SmallCap
Division	Division (1)	Division	Division	Division	Division	Division

$35,577	$–	$1,508	$1,382,195	$44,869	$196,088	$927,415

–	–	–	1,885	206	2,132	1,363

35,577	–	1,508	1,380,310	44,663	193,956	926,052

87,254	(1)	(18,052)	(60,662)	325,677	1,155,569	3,196,268
122,248	–	39,108	–	–	1,679,730	10,490,173

209,502	(1)	21,056	(60,662)	325,677	2,835,299	13,686,441

172,598	135	(91,459)	341,202	5,341,930	4,411,039	(9,636,212)

$417,677	$134	$(68,895)	$1,660,850	$5,712,270	$7,440,294	$4,976,281

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	Janus	Janus
	Aspen	Aspen
	Balanced	Flexible Bond
	Service Shares	Service Shares
	Division	Division

Investment income (loss)
Income:
Dividends	$17,105	$153,166

Expenses:
Mortality and expense risks	–	–

Net investment income (loss)	17,105	153,166

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	3,300	(12,819)
Capital gains distributions	–	–

Total realized gains (losses) on investments	3,300	(12,819)

Change in net unrealized appreciation or depreciation of investments	39,680	95,245

Net increase (decrease) in net assets resulting from operations	$60,085	$235,592

See accompanying notes.

Janus	Janus	Janus	Janus
Aspen	Aspen	Aspen	Aspen
Fundamental	International	Mid Cap	Worldwide		JP Morgan
Equity	Growth	Growth	Growth	JP Morgan Bond	Small Company
Service Shares	Service Shares	Service Shares	Service Shares	Series Trust II	Series Trust II
Division	Division	Division	Division	Division	Division

$2,403	$10,332	$4,087	$5,426	$152,531	$233

—	—	120	—	—	—

2,403	10,332	3,967	5,426	152,531	233

55,805	19,067	269,524	42,644	(2,524)	28,961
13,009	—	27,633	—	—	125,447

68,814	19,067	297,157	42,644	(2,524)	154,408

151,879	409,831	709,919	25,799	(129,302)	(337,575)

$223,096	$439,230	$1,011,043	$73,869	$20,705	$(182,934)

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Investment income (loss) Income:
Dividends	$79,545	$578,851

Expenses:
Mortality and expense risks	480	3,212
Net investment income (loss)	79,065	575,639

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	254,226	1,416,730
Capital gains distributions	399,063	—

Total realized gains (losses) on investments	653,289	1,416,730

Change in net unrealized appreciation or depreciation of investments	(199,733)	97,904

Net increase (decrease) in net assets resulting from operations	$532,621	$2,090,273

(1)	Commenced operations May 1, 2007.
See accompanying notes.

	MFS VIT	MFS VIT	MFS VIT		MFS VIT
	Emerging	Global	MidCap	MFS VIT	Research
LargeCap	Growth	Equity	Growth	New Discovery	International
Value	Service Class	Service Class	Service Class	Service Class	Service Class
Division	Division	Division	Division	Division	Division (1)

$268,982	$–	$4,449	$–	$–	$–

792	–	–	–	–	–

268,190	–	4,449	–	–	–

465,475	19,451	2,101	22,085	78,311	–
737,236	–	14,451	18,053	92,228	–

1,202,711	19,451	16,552	40,138	170,539	–

(2,472,800)	70,878	(834)	12,010	(187,638)	82

$(1,001,899)	$90,329	$20,167	$52,148	$(17,099)	$82

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	MFS VIT
	Value
	Service Class	MidCap
	Division	Division

Investment income (loss)
Income:
Dividends	$12,757	$581,946

Expenses:
Mortality and expense risks	—	122,356

Net investment income (loss)	12,757	459,590

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	27,860	2,528,020
Capital gains distributions	25,588	8,581,091

Total realized gains (losses) on investments	53,448	11,109,111

Change in net unrealized appreciation or depreciation of investments	37,154	(3,107,584)

Net increase (decrease) in net assets resulting from operations	$103,359	$8,461,117

See accompanying notes.

			Neuberger	Neuberger	Neuberger
			Berman AMT	Berman AMT	Berman AMT
MidCap	MidCap	Money	Fasciano	Guardian	Partners
Growth	Value	Market	S Class	I Class	I Class
Division	Division	Division	Division	Division	Division

$20,946	$161,768	$4,532,068	$—	$1,219	$8,465

459	953	2,750	—	—	—

20,487	160,815	4,529,318	—	1,219	8,465

613,034	349,265	—	835	1,645	3,383
2,373,158	2,088,115	—	954	—	132,468

2,986,192	2,437,380	—	1,789	1,645	135,851

(1,207,987)	(3,097,763)	—	(3,664)	19,815	(66,655)

$1,798,692	$(499,568)	$4,529,318	$(1,875)	$22,679	$77,661

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

	Principal
	LifeTime	Principal
	Strategic	LifeTime
	Income	2010
	Division	Division

Investment income (loss)
Income:
Dividends	$3,732	$12,140

Expenses:
Mortality and expense risks	—	—

Net investment income (loss)	3,732	12,140

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	695	16,697
Capital gains distributions	2,443	11,013

Total realized gains (losses) on investments	3,138	27,710

Change in net unrealized appreciation or depreciation of investments	(3,167)	(12,955)

Net increase (decrease) in net assets resulting from operations	$3,703	$26,895

See accompanying notes.

				Putnam VT	Putnam VT
Principal	Principal	Principal	Principal	Growth &	International	Putnam VT
LifeTime	LifeTime	LifeTime	LifeTime	Income	Equity	Voyager
2020	2030	2040	2050	Class IB	Class IB	Class IB
Division	Division	Division	Divison	Division	Division	Division

$21,068	$19,507	$10,988	$5,617	$4,961	$100,982	$—

—	—	—	—	—	—	154

21,068	19,507	10,988	5,617	4,961	100,982	(154)

67,075	71,369	57,796	96,859	(7,993)	268,731	(595,859)
26,561	36,761	16,688	13,263	57,001	437,150	—

93,636	108,130	74,484	110,122	49,008	705,881	(595,859)

35,285	110,543	92,222	18,976	(80,856)	(526,915)	2,131,489

$149,989	$238,180	$177,694	$134,715	$(26,887)	$279,948	$1,535,476

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

		SAM
	Real Estate	Balanced
	Securities	Portfolio
	Division	Division (1)

Investment income (loss)
Income:
Dividends	$456,749	$—

Expenses:
Mortality and expense risks	1,009	—

Net investment income (loss)	455,740	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	4,480,548	1,631
Capital gains distributions	6,305,681	—

Total realized gains (losses) on investments	10,786,229	1,631

Change in net unrealized appreciation or depreciation of investments	(20,936,775)	7,418

Net increase (decrease) in net assets resulting from operations	$(9,694,806)	$9,049

(1)	Commenced operations May 1, 2007.
See accompanying notes.

SAM	SAM	SAM	SAM
Conservative	Conservative	Flexible	Strategic
Balanced	Growth	Income	Growth	Short Term
Portfolio	Portfolio	Portfolio	Portfolio	Bond
Division (1)	Division (1)	Division (1)	Division (1)	Division

$—	$826	$—	$3,498	$119,809

—	—	—	—	177

—	826	—	3,498	119,632

(1)	142	12	539	11,231

(1)	142	12	539	11,231

(58)	(22,328)	632	(5,841)	(33,996)

$(59)	$(21,360)	$644	$(1,804)	$96,867

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

		SmallCap
	SmallCap	Growth
	Division	Division

Investment income (loss)
Income:
Dividends	$85,045	$—

Expenses:
Mortality and expense risks	1,002	433

Net investment income (loss)	84,043	(433)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	707,378	456,677
Capital gains distributions	2,964,788	—

Total realized gains (losses) on investments	3,672,166	456,677

Change in net unrealized appreciation or depreciation of investments	(3,259,449)	637,139

Net increase (decrease) in net assets resulting from operations	$496,760	$1,093,383

(1)	Commenced operations on November 19, 2007.
See accompanying notes.

	Summit	Summit
	Russell 2000	S&P	T. Rowe Price	Vanguard
SmallCap	Small Cap	MidCap	Equity	VIF
Value	Index	400 Index	Income II	Balanced
Division	Division	Division (1)	Division	Division

$152,412	$2,328	$—	$530	$408,302
1,209	—	—	—	—

151,203	2,328	—	530	408,302
1,138,705	(1,002)	—	(67)	133,967
3,092,546	33,991	—	2,295	615,913

4,231,251	32,989	—	2,228	749,880
(8,229,743)	(61,170)	—	(1,817)	87,697

$(3,847,289)	$(25,853)	$—	$941	$1,245,879

Principal Life Insurance Company
Variable Life Separate Account
Statements of Operations (continued)
For the Year Ended December 31, 2007, Except as Noted

		Vanguard
	Vanguard	VIF
	VIF Equity	Mid-Cap
	Index	Index
	Division	Division

Investment income (loss)
Income:
Dividends	$278,857	$119,113

Expenses:
Mortality and expense risks	—	—

Net investment income (loss)	278,857	119,113

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	267,195	154,821
Capital gains distributions	694,177	1,003,298

Total realized gains (losses) on investments	961,372	1,158,119

Change in net unrealized appreciation or depreciation of investments	(338,570)	(893,674)

Net increase (decrease) in net assets resulting from operations	$901,659	$383,558

     See accompanying notes.

		Wells Fargo
Wells Fargo	Wells Fargo	Advantage VT
Advantage VT	Advantage VT	Large
Asset	Equity	Company
Allocation	Income	Growth
Division	Division	Division

$40,054	$8,475	$—
42	—	—

40,012	8,475	—
67,187	22,208	40,574
28,463	34,258	—

95,650	56,466	40,574
(6,846)	(48,230)	26,717

$128,816	$16,711	$67,291

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets
For the Year Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Capital
	Appreciation
	Series I
	Division (1)
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$—	$1,672
Total realized gains (losses) on investments	69,802	(15,157)
Change in net unrealized appreciation or depreciation of investments	253,026	12,428

Net increase (decrease) in net assets resulting from operations	322,828	(1,057)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,259,191	4,541,958
Contract terminations and surrenders	(358,869)	(32,262)
Death benefit payments	(486)	—
Policy loan transfers	(17,602)	2,508
Transfers to other contracts	(1,020,706)	(1,489,386)
Cost of insurance and administration charges	(108,028)	(77,527)
Mortality and expenses charges	(18,072)	(12,925)
Surrender charges	(9,650)	(2,701)
Increase (decrease) in net assets from policy related transactions	(274,222)	2,929,665

Total increase (decrease)	48,606	2,928,608

Net assets at beginning of period	2,928,608	—

Net assets at end of period	$2,977,214	$2,928,608

(1)	Commenced operations April 28, 2006
See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Core Equity
Series II		Series I		Series II
Division (1)		Division		Division
2007	2006	2007	2006	2007	2006
$—	$—	$96,414	$38,231	$41,314	$15,940
4,892	(958)	191,297	80,642	47,199	3,026
46,503	3,835	285,657	621,733	173,012	238,626

51,395	2,877	573,368	740,606	261,525	257,592
215,852	476,222	3,467,409	8,020,100	1,993,616	3,025,935
(53,953)	(2,140)	(545,771)	(172,030)	(168,685)	(40,548)
(1,894)	—	(17,567)	(798)	(1,860)	—
370	(2,008)	(41,848)	(105,780)	(39,117)	(18,219)
(36,391)	(15,012)	(1,444,398)	(2,718,055)	(400,912)	(75,608)
(55,905)	(34,176)	(381,217)	(285,171)	(344,096)	(189,615)
(4,659)	(2,438)	(63,023)	(46,776)	(24,450)	(11,687)
(8,266)	(2,388)	(39,815)	(20,481)	(30,987)	(19,548)
55,154	418,060	933,770	4,671,009	983,509	2,670,710

106,549	420,937	1,507,138	5,411,615	1,245,034	2,928,302

420,937	—	7,253,403	1,841,788	3,165,204	236,902

$527,486	$420,937	$8,760,541	$7,253,403	$4,410,238	$3,165,204

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Dynamics
	Series I
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(6)	$—
Total realized gains (losses) on investments	104,786	73,962
Change in net unrealized appreciation or depreciation of investments	29,683	70,693

Net increase (decrease) in net assets resulting from operations	134,463	144,655

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,332,731	1,875,602
Contract terminations and surrenders	(153,514)	(43,823)
Death benefit payments	—	—
Policy loan transfers	(7,868)	(3,215)
Transfers to other contracts	(1,291,322)	(1,488,371)
Cost of insurance and administration charges	(44,977)	(35,800)
Mortality and expenses charges	(7,490)	(5,981)
Surrender charges	(5,222)	(4,110)
Increase (decrease) in net assets from policy related transactions	822,338	294,302

Total increase (decrease)	956,801	438,957

Net assets at beginning of period	1,161,137	722,180

Net assets at end of period	$2,117,938	$1,161,137

(1)	Commenced operations April 30, 2007.
See accompanying notes.

AIM V.I.		AIM V.I.		AIM V.I.	AIM V.I.
Global		International		Mid Cap	Small Cap
Health Care		Growth		Core Equity	Equity
Series I		Series I		Series II	Series I
Division		Division		Division	Division (1)
2007	2006	2007	2006	2007	2007

$(151)	$(149)	$31,402	$41,997	$12	$1,337
211,999	219,370	279,667	172,324	391	118,124
506,492	69,792	409,559	573,392	210	(106,113)

718,340	289,013	720,628	787,713	613	13,348
2,443,796	5,550,703	6,871,431	10,943,484	26,648	4,499,829
(507,753)	(363,892)	(235,602)	(23,446)	—	(99,754)
(207)	(3,530)	—	—	—	—
(40,650)	(108,570)	(122,015)	(5,091)	—	(15,939)
(1,240,067)	(4,534,428)	(3,919,278)	(9,059,703)	—	(1,088,602)
(297,323)	(308,126)	(107,457)	(51,298)	(768)	(68,050)
(42,970)	(44,454)	(18,190)	(9,177)	(126)	(11,280)
(33,683)	(43,647)	8,321	576	—	(2,867)
281,143	144,056	2,477,210	1,795,345	25,754	3,213,337

999,483	433,069	3,197,838	2,583,058	26,367	3,226,685

5,911,408	5,478,339	4,652,658	2,069,600	—	—

$6,910,891	$5,911,408	$7,850,496	$4,652,658	$26,367	$3,226,685

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Technology
	Series I
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(237)	$(219)
Total realized gains (losses) on investments	169,432	137,740
Change in net unrealized appreciation or depreciation of investments	64,277	101,317

Net increase (decrease) in net assets resulting from operations	233,472	238,838

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,320,927	4,825,993
Contract terminations and surrenders	(211,817)	(340,089)
Death benefit payments	—	—
Policy loan transfers	(14,796)	(142,166)
Transfers to other contracts	(1,169,272)	(4,126,869)
Cost of insurance and administration charges	(117,095)	(119,024)
Mortality and expenses charges	(18,794)	(19,456)
Surrender charges	(7,384)	(30,354)
Increase (decrease) in net assets from policy related transactions	781,769	48,035

Total increase (decrease)	1,015,241	286,873

Net assets at beginning of period	2,782,929	2,496,056

Net assets at end of period	$3,798,170	$2,782,929

     See accompanying notes.

American
Century VP		American
Income &		Century VP
Growth		Ultra
Division		Division
2007	2006	2007	2006

$77,827	$69,000	$(108)	$(90)
141,338	161,470	111,858	38,724
(220,809)	407,467	383,311	(121,184)

(1,644)	637,937	495,061	(82,550)

1,188,713	1,958,597	874,839	1,112,781
(277,641)	(480,674)	(360,454)	(47,633)
—	—	—	(5,503)
(12,212)	(15,427)	(38,286)	(27,912)
(764,169)	(1,492,671)	(668,946)	(962,670)
(219,414)	(215,076)	(131,680)	(149,951)
(36,513)	(35,296)	(21,965)	(24,338)
(12,980)	(42,969)	(22,966)	(6,899)

(134,216)	(323,516)	(369,458)	(112,125)

(135,860)	314,421	125,603	(194,675)

4,291,258	3,976,837	2,574,108	2,768,783

$4,155,398	$4,291,258	$2,699,711	$2,574,108

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP II
	Income &
	Growth
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$33,536	$23,236
Total realized gains (losses) on investments	80,486	59,478
Change in net unrealized appreciation or depreciation of investments	(129,350)	186,464

Net increase (decrease) in net assets resulting from operations	(15,328)	269,178

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,191,461	2,818,248
Contract terminations and surrenders	(84,933)	(48,078)
Death benefit payments	—	—
Policy loan transfers	(6,466)	(540)
Transfers to other contracts	(1,263,233)	(1,958,501)
Cost of insurance and administration charges	(105,719)	(74,112)
Mortality and expenses charges	(9,810)	(6,223)
Surrender charges	(11,810)	(5,374)
Increase (decrease) in net assets from policy related transactions	(290,510)	725,420

Total increase (decrease)	(305,838)	994,598

Net assets at beginning of period	2,185,593	1,190,995

Net assets at end of period	$1,879,755	$2,185,593

     See accompanying notes.

American		American
Century VP II		Century VP II
International		MidCap Value
Division		Division
2007	2006	2007	2006

$5,290	$9,224	$1,826	$139
146,440	13,072	1,203	783
17,861	131,924	(25,585)	1,717

169,591	154,220	(22,556)	2,639

177,665	1,807,920	449,705	59,092
(859)	—	—	—
—	—	—	—
(7,442)	—	—	—
(469,528)	(1,550,336)	(109,198)	(30,974)
(13,772)	(9,965)	(2,625)	(282)
(2,345)	(1,859)	(437)	(42)
(104)	—	—	—

(316,385)	245,760	337,445	27,794

(146,794)	399,980	314,889	30,433

912,808	512,828	30,433	—

$766,014	$912,808	$345,322	$30,433

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP II
	Ultra
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$—	$—
Total realized gains (losses) on investments	93,878	11,356
Change in net unrealized appreciation or depreciation of investments	311,782	(59,921)

Net increase (decrease) in net assets resulting from operations	405,660	(48,565)

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,355,488	2,996,528
Contract terminations and surrenders	(294,599)	(15,765)
Death benefit payments	—	—
Policy loan transfers	(6,731)	(14,065)
Transfers to other contracts	(1,017,202)	(2,208,499)
Cost of insurance and administration charges	(89,331)	(89,954)
Mortality and expenses charges	(8,892)	(7,745)
Surrender charges	(6,994)	(3,160)

Increase (decrease) in net assets from policy related transactions	(68,261)	657,340

Total increase (decrease)	337,399	608,775

Net assets at beginning of period	2,051,739	1,442,964

Net assets at end of period	$2,389,138	$2,051,739

     See accompanying notes.

American		American
Century VP II		Century VP II		Asset
Value		Vista		Allocation
Division		Division		Division
2007	2006	2007	2006	2007	2006

$169,405	$95,538	$—	$—	$256,088	$125,823
1,091,047	735,854	522	16	1,727,985	472,726
(1,928,589)	874,866	3,289	294	57,789	1,460,440

(668,137)	1,706,258	3,811	310	2,041,862	2,058,989
5,497,849	13,746,069	53,238	7,438	6,166,992	6,048,379
(668,143)	(258,921)	—	—	(2,777,957)	(1,225,217)
—	(4,005)	—	—	(28,392)	(39,520)
(223,004)	(55,180)	—	—	(426,134)	(216,978)
(3,735,921)	(9,742,143)	(8,274)	(3,731)	(3,682,274)	(3,669,263)
(492,882)	(392,633)	(716)	(66)	(968,659)	(947,886)
(63,567)	(50,718)	(112)	(9)	(150,816)	(152,152)
(50,294)	(36,243)	—	—	(132,246)	(114,498)

264,038	3,206,226	44,136	3,632	(1,999,486)	(317,135)

(404,099)	4,912,484	47,947	3,942	42,376	1,741,854
12,095,606	7,183,122	3,942	—	18,154,735	16,412,881

$11,691,507	$12,095,606	$51,889	$3,942	$18,197,111	$18,154,735

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Balanced
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$498,053	$417,021
Total realized gains (losses) on investments	571,827	243,527
Change in net unrealized appreciation or depreciation of investments	(28,977)	1,383,646

Net increase (decrease) in net assets resulting from operations	1,040,903	2,044,194

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	5,972,299	6,868,125
Contract terminations and surrenders	(2,710,872)	(1,597,321)
Death benefit payments	(30,012)	(127,533)
Policy loan transfers	160,150	(172,711)
Transfers to other contracts	(3,578,763)	(4,146,235)
Cost of insurance and administration charges	(1,151,392)	(1,159,754)
Mortality and expenses charges	(153,602)	(162,385)
Surrender charges	(104,548)	(128,084)

Increase (decrease) in net assets from policy related transactions	(1,596,740)	(625,898)

Total increase (decrease)	(555,837)	1,418,296
Net assets at beginning of period	19,876,936	18,458,640

Net assets at end of period	$19,321,099	$19,876,936

See accompanying notes.

Bond		Capital Value		Diversified International
Division		Division		Division
2007	2006	2007	2006	2007	2006

$2,090,588	$1,582,864	$1,080,162	$880,014	$946,528	$848,537
133,885	(29,308)	5,011,089	5,429,053	13,131,688	3,850,465
(613,531)	422,942	(6,110,749)	5,028,316	983,534	13,895,186

1,610,942	1,976,498	(19,498)	11,337,383	15,061,750	18,594,188

25,090,340	30,039,452	11,657,633	15,506,813	44,625,326	56,638,860
(4,088,653)	(2,487,192)	(3,628,622)	(3,472,703)	(6,233,155)	(2,804,314)
(37,128)	(287,466)	(120,020)	(139,676)	(127,484)	(69,925)
(369,549)	(341,309)	(662,543)	(527,844)	(1,283,830)	(814,733)
(13,660,623)	(19,497,463)	(6,185,496)	(6,535,115)	(22,677,577)	(38,336,823)
(2,542,672)	(2,381,594)	(2,830,132)	(2,804,804)	(3,657,176)	(3,009,734)
(325,708)	(315,570)	(395,960)	(391,624)	(507,243)	(437,840)
(220,803)	(250,087)	(138,925)	(282,634)	(348,313)	(292,461)

3,845,204	4,478,771	(2,304,065)	1,352,413	9,790,548	10,873,030

5,456,146	6,455,269	(2,323,563)	12,689,796	24,852,298	29,467,218

46,100,600	39,645,331	69,287,258	56,597,462	90,573,856	61,106,638

$51,556,746	$46,100,600	$66,963,695	$69,287,258	$115,426,154	$90,573,856

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Dreyfus IP
	Core Value
	Service Shares
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$20,668	$14,442
Total realized gains (losses) on investments	330,180	42,913
Change in net unrealized appreciation or depreciation of investments	(247,280)	200,575

Net increase (decrease) in net assets resulting from operations	103,568	257,930

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	631,775	1,856,264
Contract terminations and surrenders	(50,544)	(26,154)
Death benefit payments	–	–
Policy loan transfers	(2,482)	(194,338)
Transfers to other contracts	(1,469,274)	(1,524,970)
Cost of insurance and administration charges	(16,577)	(15,325)
Mortality and expenses charges	(2,835)	(2,932)
Surrender charges	1,088	342

Increase (decrease) in net assets from policy related transactions	(908,849)	92,887

Total increase (decrease)	(805,281)	350,817

Net assets at beginning of period	1,497,209	1,146,392

Net assets at end of period	$691,928	$1,497,209

See accompanying notes.

Dreyfus
Socially				Dreyfus VIF
Responsible		Dreyfus VIF		Developing
Growth		Appreciation		Leaders
Service Shares		Service Shares		Service Shares
Division		Division		Division
2007	2006	2007	2006	2007	2006

$202	$–	$12,711	$10,299	$14,816	$4,403
5,226	1,220	17,051	30,152	375,387	268,522
(348)	4,497	43,136	78,285	(806,780)	(193,866)

5,080	5,717	72,898	118,736	(416,577)	79,059

5,528	45,990	788,141	1,163,223	1,998,984	5,628,959
–	–	(24,762)	(15,423)	(211,360)	(177,304)
–	–	–	–	(893)	–
–	–	(3,805)	4,123	(16,797)	(13,481)
(27,886)	(44,122)	(287,220)	(1,122,590)	(860,935)	(4,824,602)
(1,184)	(1,359)	(16,530)	(13,981)	(231,903)	(187,560)
(188)	(216)	(2,774)	(2,391)	(19,682)	(15,823)
–	–	874	(608)	(15,576)	(8,245)

(23,730)	293	453,924	12,353	641,838	401,944

(18,650)	6,010	526,822	131,089	225,261	481,003
71,547	65,537	822,877	691,788	3,134,036	2,653,033

$52,897	$71,547	$1,349,699	$822,877	$3,359,297	$3,134,036

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Dreyfus VIF
	Quality Bond
	Service Shares
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$49,322	$36,114
Total realized gains (losses) on investments	(17,145)	(13,716)
Change in net unrealized appreciation or depreciation of investments	(1,988)	6,466

Net increase (decrease) in net assets resulting from operations	30,189	28,864

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	5,071,871	1,654,031
Contract terminations and surrenders	(59,071)	(86,431)
Death benefit payments	—	—
Policy loan transfers	1,846,017	(576,391)
Transfers to other contracts	(7,171,483)	(1,374,439)
Cost of insurance and administration charges	(22,551)	(17,864)
Mortality and expenses charges	(3,818)	(3,161)
Surrender charges	2,086	(3,515)

Increase (decrease) in net assets from policy related transactions	(336,949)	(407,770)

Total increase (decrease)	(306,760)	(378,906)

Net assets at beginning of period	840,615	1,219,521

Net assets at end of period	$533,855	$840,615

(1) Commenced operations on January 5, 2007.
See accompanying notes.

			Fidelity VIP		Equity-Income
Equity		Equity	Equity-Income		Service
Growth		Income I	Initial Class		Class 2
Division		Division (1)	Division		Division
2007	2006	2007	2007	2006	2007	2006

$504,338	$338	$76,032	$752,969	$1,282,770	$305,599	$340,417
1,397,525	62,685	395,967	4,269,104	5,523,150	1,790,196	1,645,313
5,404,186	4,755,243	(51,178)	(4,363,950)	395,480	(2,021,777)	122,478

7,306,049	4,818,266	420,821	658,123	7,201,400	74,018	2,108,208
36,667,216	22,257,953	10,233,774	13,473,374	18,627,281	15,076,437	20,081,724
(9,359,676)	(4,024,590)	(704,642)	(4,256,743)	(3,415,302)	(838,732)	(673,141)
(163,290)	(119,506)	(22,954)	(82,242)	(58,753)	(1,297)	(4,830)
(1,231,456)	(887,220)	(52,469)	(362,848)	(394,277)	(154,452)	(70,949)
(9,196,748)	(12,995,541)	(1,363,283)	(8,625,070)	(16,379,994)	(9,398,908)	(14,963,153)
(4,805,263)	(4,735,889)	(430,845)	(1,652,371)	(1,698,400)	(701,391)	(508,043)
(744,638)	(774,010)	(59,990)	(269,656)	(285,381)	(70,894)	(49,418)
(404,793)	(366,723)	(35,326)	(191,607)	(320,808)	(36,531)	(42,737)

10,761,352	(1,645,526)	7,564,265	(1,967,163)	(3,925,634)	3,874,232	3,769,453

18,067,401	3,172,740	7,985,086	(1,309,040)	3,275,766	3,948,250	5,877,661

82,212,273	79,039,533	—	41,081,489	37,805,723	14,281,574	8,403,913

$100,279,674	$82,212,273	$7,985,086	$39,772,449	$41,081,489	$18,229,824	$14,281,574

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$30,628	$9,834
Total realized gains (losses) on investments	380,034	164,473
Change in net unrealized appreciation or depreciation of investments	1,550,669	225,787

Net increase (decrease) in net assets resulting from operations	1,961,331	400,094

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	6,870,454	8,719,364
Contract terminations and surrenders	(940,167)	(439,020)
Death benefit payments	(423)	(3,658)
Policy loan transfers	(35,669)	(28,419)
Transfers to other contracts	(3,088,542)	(7,262,751)
Cost of insurance and administration charges	(392,647)	(337,721)
Mortality and expenses charges	(49,936)	(42,812)
Surrender charges	(69,663)	(30,613)

Increase (decrease) in net assets from policy related transactions	2,293,407	574,370

Total increase (decrease)	4,254,738	974,464

Net assets at beginning of period	6,885,827	5,911,363

Net assets at end of period	$11,140,565	$6,885,827

See accompanying notes.

		Fidelity VIP		Fidelity VIP II
Fidelity VIP		High Income		Asset Manager
High Income		Service		Service
Initial Class		Class 2		Class 2
Division		Division		Division
2007	2006	2007	2006	2007	2006

$536,250	$503,747	$469,758	$330,218	$92,277	$24,282
(63,705)	(77,886)	(3,318)	(19,003)	60,018	3,212
(297,047)	269,702	(356,927)	57,462	81,542	44,279

175,498	695,563	109,513	368,677	233,837	71,773
2,849,440	3,788,904	5,038,373	7,473,574	1,168,259	1,081,284
(1,075,779)	(757,112)	(128,072)	(18,727)	(47,184)	(8,809)
(6,559)	(9,287)	—	—	—	—
(63,165)	(44,911)	(24,695)	(195,123)	(1,222)	(2,497)
(1,706,095)	(3,062,054)	(3,510,982)	(5,660,554)	(514,094)	(835,971)
(301,408)	(324,619)	(118,490)	(81,876)	(27,097)	(19,188)
(48,911)	(55,066)	(16,994)	(11,628)	(4,566)	(3,349)
(38,483)	(65,557)	(16,717)	(2,790)	1,666	(363)

(390,960)	(529,702)	1,222,423	1,502,876	575,762	211,107

(215,462)	165,861	1,331,936	1,871,553	809,599	282,880
6,628,333	6,462,472	4,430,701	2,559,148	1,213,598	930,718

$6,412,871	$6,628,333	$5,762,637	$4,430,701	$2,023,197	$1,213,598

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP II
	Contrafund
	Initial Class
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$864,139	$1,099,496
Total realized gains (losses) on investments	26,969,056	9,093,005
Change in net unrealized appreciation or depreciation of investments	(12,733,624)	(720,103)

Net increase (decrease) in net assets resulting from operations	15,099,571	9,472,398

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	20,914,464	29,487,456
Contract terminations and surrenders	(9,817,081)	(5,526,907)
Death benefit payments	(177,889)	(108,962)
Policy loan transfers	(1,161,832)	(850,940)
Transfers to other contracts	(12,997,361)	(20,424,074)
Cost of insurance and administration charges	(3,793,290)	(3,772,965)
Mortality and expenses charges	(601,508)	(638,860)
Surrender charges	(412,224)	(510,412)

Increase (decrease) in net assets from policy related transactions	(8,046,721)	(2,345,664)

Total increase (decrease)	7,052,850	7,126,734

Net assets at beginning of period	89,417,700	82,290,966

Net assets at end of period	$96,470,550	$89,417,700

See accompanying notes.

Fidelity VIP II		Fidelity VIP III		Franklin
Contrafund		Mid Cap		Income
Service		Service		Securities
Class 2		Class 2		Class 2
Division		Division		Division
2007	2006	2007	2006	2007	2006

$281,129	$209,098	$105,824	$23,459	$215,235	$133,964
9,984,535	2,560,685	1,940,388	1,996,999	192,722	141,955
(5,153,080)	(643,194)	757,103	(397,267)	(252,936)	480,519

5,112,584	2,126,589	2,803,315	1,623,191	155,021	756,438

28,102,803	51,536,481	16,343,667	37,727,832	9,125,834	13,921,225
(1,924,522)	(162,706)	(799,818)	(761,509)	(485,144)	(167,371)
—	(4,389)	—	(158)	—	—
(62,077)	(544,639)	(52,361)	(760,858)	(16,385)	(1,777,419)
(14,513,377)	(39,506,534)	(8,662,160)	(31,983,200)	(4,880,244)	(11,780,585)
(1,132,834)	(754,528)	(590,489)	(423,492)	(121,280)	(80,117)
(123,820)	(75,306)	(75,193)	(54,854)	(20,517)	(14,624)
(87,553)	(36,817)	(37,250)	(29,794)	17,133	3,029

10,258,620	10,451,562	6,126,396	3,713,967	3,619,397	104,138

15,371,204	12,578,151	8,929,711	5,337,158	3,774,418	860,576

24,880,610	12,302,459	16,681,108	11,343,950	5,632,408	4,771,832

$40,251,814	$24,880,610	$25,610,819	$16,681,108	$9,406,826	$5,632,408

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Franklin
	Mutual
	Discovery
	Securities
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$104,105	$38,439
Total realized gains (losses) on investments	377,059	383,371
Change in net unrealized appreciation or depreciation of investments	196,933	425,566

Net increase (decrease) in net assets resulting from operations	678,097	847,376

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,815,746	12,797,708
Contract terminations and surrenders	(207,031)	(173,608)
Death benefit payments	–	–
Policy loan transfers	19,585	(744,703)
Transfers to other contracts	(5,401,574)	(10,341,945)
Cost of insurance and administration charges	(108,701)	(68,208)
Mortality and expenses charges	(18,340)	(12,070)
Surrender charges	7,312	3,537

Increase (decrease) in net assets from policy related transactions	2,106,997	1,460,711

Total increase (decrease)	2,785,094	2,308,087

Net assets at beginning of period	5,390,242	3,082,155

Net assets at end of period	$8,175,336	$5,390,242

See accompanying notes.

		Franklin		Franklin
Franklin		Rising		Small Cap
Mutual		Dividends		Value
Shares		Securities		Securities
Class 2		Class 2		Class 2
Division		Division		Division
2007	2006	2007	2006	2007	2006

$86,401	$42,856	$97,965	$29,352	$32,729	$21,545
350,823	190,037	208,254	117,251	478,202	275,252
(337,553)	311,571	(388,675)	300,810	(663,553)	187,325

99,671	544,464	(82,456)	447,413	(152,622)	484,122

5,178,546	8,236,369	1,939,603	5,606,398	3,108,769	8,947,027
(197,358)	(103,097)	(276,341)	(50,309)	(237,522)	(69,168)
–	–	–	–	–	–
(6,948)	3,930	(3,773)	(15,102)	(10,332)	(14,894)
(2,312,951)	(6,263,931)	(2,051,232)	(5,291,815)	(1,960,690)	(7,198,486)
(96,288)	(54,393)	(56,862)	(46,964)	(77,577)	(54,613)
(16,205)	(9,216)	(9,586)	(8,362)	(13,091)	(9,611)
6,821	(619)	9,759	(1,865)	11,495	(2,847)

2,555,617	1,809,043	(448,432)	191,981	821,052	1,597,408

2,655,288	2,353,507	(530,888)	639,394	668,430	2,081,530

4,178,745	1,825,238	3,446,911	2,807,517	4,551,467	2,469,937

$6,834,033	$4,178,745	$2,916,023	$3,446,911	$5,219,897	$4,551,467

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Franklin
	Templeton
	Developing Markets
	Securities
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$35,577	$6,612
Total realized gains (losses) on investments	209,502	7,772
Change in net unrealized appreciation or depreciation of investments	172,598	108,174

Net increase (decrease) in net assets resulting from operations	417,677	122,558

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,229,719	1,301,274
Contract terminations and surrenders	(106,628)	–
Death benefit payments	–	–
Policy loan transfers	(2,250)	(17,803)
Transfers to other contracts	(1,235,569)	(573,734)
Cost of insurance and administration charges	(22,516)	(5,141)
Mortality and expenses charges	(3,827)	(954)
Surrender charges	3,766	–

Increase (decrease) in net assets from policy related transactions	862,695	703,642

Total increase (decrease)	1,280,372	826,200

Net assets at beginning of period	888,708	62,508

Net assets at end of period	$2,169,080	$888,708

(1)	Commenced operation May 1, 2007.
See accompanying notes.

Franklin	Goldman Sachs
Templeton	Structured		Government &
Foreign	Small Cap		High
Securities	Equity Service		Quality
Class 2	Class I		Bond		Growth
Division (1)	Division		Division		Division
2007	2007	2006	2007	2006	2007	2006

$–	$1,508	$1,832	$1,380,310	$1,213,609	$44,663	$62,163
(1)	21,056	21,666	(60,662)	(170,185)	325,677	(64,598)
135	(91,459)	(3,820)	341,202	201,680	5,341,930	2,325,356

134	(68,895)	19,678	1,660,850	1,245,104	5,712,270	2,322,921
33,033	688,936	873,125	24,171,972	25,785,434	6,870,194	6,959,343
–	–	–	(3,316,440)	(1,571,343)	(3,093,765)	(1,165,952)
–	–	–	(54,546)	(34,791)	(38,460)	(44,150)
–	(4,923)	–	(128,891)	(173,943)	(382,565)	(331,737)
–	(564,994)	(630,979)	(11,508,270)	(23,757,984)	(2,232,426)	(2,955,267)
(9)	(7,436)	(2,511)	(1,764,660)	(1,839,329)	(1,456,915)	(1,495,245)
(9)	(1,262)	(451)	(261,226)	(278,019)	(229,455)	(248,808)
–	–	–	(145,231)	(159,591)	(143,414)	(103,769)

33,015	110,321	239,184	6,992,708	(2,029,566)	(706,806)	614,415

33,149	41,426	258,862	8,653,558	(784,462)	5,005,464	2,937,336

–	319,996	61,134	28,512,506	29,296,968	25,962,591	23,025,255

$33,149	$361,422	$319,996	$37,166,064	$28,512,506	$30,968,055	$25,962,591

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	International
	Emerging
	Markets
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$193,956	$(1,219)
Total realized gains (losses) on investments	2,835,299	725,837
Change in net unrealized appreciation or depreciation of investments	4,411,039	3,411,322

Net increase (decrease) in net assets resulting from operations	7,440,294	4,135,940

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	14,145,220	12,037,497
Contract terminations and surrenders	(1,319,930)	(609,049)
Death benefit payments	(8,746)	(5,056)
Policy loan transfers	(555,380)	(192,858)
Transfers to other contracts	(6,118,371)	(6,513,934)
Cost of insurance and administration charges	(1,127,109)	(791,357)
Mortality and expenses charges	(131,947)	(94,565)
Surrender charges	(128,924)	(84,571)

Increase (decrease) in net assets from policy related transactions	4,754,813	3,746,107

Total increase (decrease)	12,195,107	7,882,047

Net assets at beginning of period	16,847,846	8,965,799

Net assets at end of period	$29,042,953	$16,847,846

See accompanying notes.

		Janus		Janus
		Aspen		Aspen
International		Balanced		Flexible Bond
SmallCap		Service Shares		Service Shares
Division		Division		Division
2007	2006	2007	2006	2007	2006
$926,052	$253,462	$17,105	$7,420	$153,166	$118,526
13,686,441	10,235,292	3,300	2,516	(12,819)	(95,276)
(9,636,212)	2,520,542	39,680	22,519	95,245	85,783

4,976,281	13,009,296	60,085	32,455	235,592	109,033

35,469,728	48,799,935	655,072	884,639	1,280,977	4,727,354
(5,605,212)	(3,268,708)	—	(27,478)	(182,626)	(634,616)
(107,221)	(29,628)	—	—	—	—
(779,226)	(1,271,680)	(491)	—	—	(15,669)
(21,380,476)	(40,475,777)	(3,626)	(568,079)	(786,770)	(3,834,584)
(2,265,730)	(1,901,332)	(7,763)	(5,378)	(90,484)	(70,290)
(320,017)	(281,240)	(1,319)	(1,013)	(15,476)	(13,298)
(245,764)	(295,195)	—	(1,131)	6,190	7,310

4,766,082	1,276,375	641,873	281,560	211,811	166,207

9,742,363	14,285,671	701,958	314,015	447,403	275,240

55,553,772	41,268,101	396,551	82,536	3,260,202	2,984,962

$65,296,135	$55,553,772	$1,098,509	$396,551	$3,707,605	$3,260,202

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Janus
	Aspen
	Fundamental
	Equity
	Service Shares
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,403	$1,407
Total realized gains (losses) on investments	68,814	92,449
Change in net unrealized appreciation or depreciation of investments	151,879	53,019

Net increase (decrease) in net assets resulting from operations	223,096	146,875

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,299,496	4,451,891
Contract terminations and surrenders	(9,258)	(78,994)
Death benefit payments	—	—
Policy loan transfers	(2,180)	(2,426)
Transfers to other contracts	(847,730)	(3,702,674)
Cost of insurance and administration charges	(31,720)	(25,067)
Mortality and expenses charges	(5,389)	(4,611)
Surrender charges	27	(301)

Increase (decrease) in net assets from policy related transactions	403,246	637,818

Total increase (decrease)	626,342	784,693

Net assets at beginning of period	1,834,105	1,049,412

Net assets at end of period	$2,460,447	$1,834,105

See accompanying notes.

Janus		Janus
Aspen		Aspen
International		Mid Cap
Growth		Growth
Service Shares		Service Shares
Division		Division
2007	2006	2007	2006

$10,332	$7,627	$3,967	$(97)
19,067	11,198	297,157	280,126
409,831	103,986	709,919	206,376

439,230	122,811	1,011,043	486,405

3,105,882	1,297,481	4,461,389	3,806,669
(38,839)	(48,236)	(510,565)	(235,387)
—	—	(36)	(7,880)
(7,332)	—	(42,941)	(60,445)
(590,272)	(614,730)	(1,151,910)	(3,523,281)
(30,899)	(4,157)	(216,853)	(196,737)
(5,217)	(747)	(35,942)	(32,611)
1,372	1,184	(28,458)	(25,067)
2,434,695	630,795	2,474,684	(274,739)

2,873,925	753,606	3,485,727	211,666
791,284	37,678	3,985,668	3,774,002

$3,665,209	$791,284	$7,471,395	$3,985,668

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Janus
	Aspen
	Worldwide
	Growth
	Service Shares
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$5,426	$10,465
Total realized gains (losses) on investments	42,644	16,046
Change in net unrealized appreciation or depreciation of investments	25,799	91,648

Net increase (decrease) in net assets resulting from operations	73,869	118,159

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	525,361	862,587
Contract terminations and surrenders	(11,132)	(10,568)
Death benefit payments	—	—
Policy loan transfers	—	(1,358)
Transfers to other contracts	(338,699)	(740,027)
Cost of insurance and administration charges	(13,367)	(10,642)
Mortality and expenses charges	(2,263)	(1,899)
Surrender charges	95	(435)

Increase (decrease) in net assets from policy related transactions	159,995	97,658

Total increase (decrease)	233,864	215,817

Net assets at beginning of period	777,376	561,559

Net assets at end of period	$1,011,240	$777,376

See accompanying notes.

		JP Morgan
JP Morgan		Small		LargeCap
Bond Series Trust II		Company Series Trust II		Blend
Division		Division		Division
2007	2006	2007	2006	2007	2006

					$
$152,531	$38,911	$233	$—	$79,065		52,536
(2,524)	(11,259)	154,408	103,985	653,289		294,415
(129,302)	24,346	(337,575)	157,924	(199,733)		943,667

20,705	51,998	(182,934)	261,909	532,621		1,290,618

2,144,378	3,721,465	1,588,155	5,662,776	5,933,063		6,413,646
(39,369)	(36,488)	(72,302)	(28,088)	(836,672)		(194,545)
—	—	—	—	(10,657)		(790)
—	—	(22,909)	(16,137)	(111,977)		(92,255)
(767,432)	(2,837,502)	(954,257)	(4,914,948)	(2,160,668)		(3,345,620)
(44,180)	(18,786)	(46,710)	(34,137)	(743,300)		(607,371)
(7,550)	(3,490)	(7,854)	(5,954)	(80,765)		(64,840)
(431)	(3)	2,553	(108)	(99,092)		(49,936)

1,285,416	825,196	486,676	663,404	1,889,932		2,058,289

1,306,121	877,194	303,742	925,313	2,422,553		3,348,907

1,560,239	683,045	2,516,367	1,591,054	10,347,460		6,998,553

$2,866,360	$1,560,239	$2,820,109	$2,516,367	$12,770,013		$10,347,460

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	LargeCap
	Stock
	Index
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$575,639	$497,234
Total realized gains (losses) on investments	1,416,730	603,040
Change in net unrealized appreciation or depreciation of investments	97,904	4,418,470

Net increase (decrease) in net assets resulting from operations	2,090,273	5,518,744

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,692,493	11,544,236
Contract terminations and surrenders	(4,350,109)	(3,131,890)
Death benefit payments	(44,177)	(44,071)
Policy loan transfers	(14,576)	(145,943)
Transfers to other contracts	(4,941,886)	(6,209,232)
Cost of insurance and administration charges	(1,729,683)	(1,717,847)
Mortality and expenses charges	(246,878)	(259,431)
Surrender charges	(210,439)	(337,007)

Increase (decrease) in net assets from policy related transactions	(2,845,255)	(301,185)

Total increase (decrease)	(754,982)	5,217,559

Net assets at beginning of period	42,105,305	36,887,746

Net assets at end of period	$41,350,323	$42,105,305

See accompanying notes.

		MFS VIT		MFS VIT
		Emerging		Global
LargeCap		Growth		Equity
Value		Service Class		Service Class
Division		Division		Division
2007	2006	2007	2006	2007	2006

$268,190	$116,734	$—	$—	$4,449	$—
1,202,711	377,280	19,451	14,200	16,552	3,529
(2,472,800)	2,214,126	70,878	5,098	(834)	3,734

(1,001,899)	2,708,140	90,329	19,298	20,167	7,263

13,129,350	17,355,244	396,817	790,028	207,849	571,091
(715,078)	(524,185)	(22,641)	(8,625)	—	—
(2,645)	(1,032)	—	—	—	—
(155,397)	(160,611)	(331)	(2,797)	4,836	(25,554)
(6,154,587)	(9,954,445)	(130,768)	(646,875)	(138,226)	(408,351)
(1,002,746)	(742,923)	(8,656)	(5,070)	(2,695)	(449)
(118,228)	(85,588)	(1,445)	(868)	(457)	(72)
(72,597)	(99,987)	1,424	(355)	—	—

4,908,072	5,786,473	234,400	125,438	71,307	136,665

3,906,173	8,494,613	324,729	144,736	91,474	143,928

17,886,638	9,392,025	373,065	228,329	143,928	—

$21,792,811	$17,886,638	$697,794	$373,065	$235,402	$143,928

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	MFS VIT
	MidCap
	Growth
	Service Class
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$—	$—
Total realized gains (losses) on investments	40,138	25,644
Change in net unrealized appreciation or depreciation of investments	12,010	(18,368)

Net increase (decrease) in net assets resulting from operations	52,148	7,276

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	227,825	456,731
Contract terminations and surrenders	(32,125)	(23,866)
Death benefit payments	—	—
Policy loan transfers	—	—
Transfers to other contracts	(175,284)	(395,046)
Cost of insurance and administration charges	(7,945)	(8,718)
Mortality and expenses charges	(1,342)	(1,544)
Surrender charges	1,135	(982)

Increase (decrease) in net assets from policy related transactions	12,264	26,575

Total increase (decrease)	64,412	33,851

Net assets at beginning of period	522,184	488,333

Net assets at end of period	$586,596	$522,184

(1)	Commenced operations on May 1, 2007.
See accompanying notes.

		MFS VIT
MFS VIT		Research	MFS VIT
New Discovery		International	Value
Service Class		Service Class	Service Class
Division		Division (1)	Division
2007	2006	2007	2007	2006
$—	$—	$—	$12,757	$6,911
170,539	123,718	—	53,448	56,431
(187,638)	61,233	82	37,154	96,638

(17,099)	184,951	82	103,359	159,980

3,109,869	2,189,872	2,906	2,265,424	2,988,104
(14,316)	(23,864)	—	(19,424)	(28,659)
(3,313)	(2,022)	—	(726)	—
(2,724,836)	(2,208,528)	(2)	(565,664)	(2,447,367)
(52,401)	(47,551)	(8)	(35,210)	(14,626)
(5,869)	(5,332)	(3)	(5,980)	(2,590)
(2,342)	(1,961)	—	387	145

306,792	(99,386)	2,893	1,638,807	495,007

289,693	85,565	2,975	1,742,166	654,987

1,370,404	1,284,839	—	1,243,949	588,962

$1,660,097	$1,370,404	$2,975	$2,986,115	$1,243,949

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	MidCap
	Division
	2007	2006
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$459,590	$758,276
Total realized gains (losses) on investments	11,109,111	11,121,061
Change in net unrealized appreciation or depreciation of investments	(3,107,584)	(561,743)

Net increase (decrease) in net assets resulting from operations	8,461,117 1	1,317,594

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	27,122,050	42,629,939
Contract terminations and surrenders	(6,729,588)	(5,804,869)
Death benefit payments	(153,881)	(136,717)
Policy loan transfers	(1,260,790)	(1,037,106)
Transfers to other contracts	(20,839,091)	(32,877,744)
Cost of insurance and administration charges	(3,976,300)	(4,059,071)
Mortality and expenses charges	(495,622)	(501,832)
Surrender charges	(264,417)	(498,454)

Increase (decrease) in net assets from policy related transactions	(6,597,639)	(2,285,854)

Total increase (decrease)	1,863,478	9,031,740
Net assets at beginning of period	90,510,632	81,478,892

Net assets at end of period	$92,374,110	$90,510,632

See accompanying notes.

MidCap		MidCap		Money
Growth		Value		Market
Division		Division		Division
2007	2006	2007	2006	2007	2006

$20,487	$(424)	$160,815	$46,599	$4,529,318	$3,123,433
2,986,192	878,786	2,437,380	2,254,022	–	–
(1,207,987)	544,376	(3,097,763)	246,224	–	–

1,798,692	1,422,738	(499,568)	2,546,845	4,529,318	3,123,433

7,798,142	9,851,209	15,095,300	25,805,397	191,350,775	197,019,403
(1,817,103)	(1,013,093)	(1,263,021)	(1,501,776)	(23,104,964)	(11,990,659)
(1,766)	(7,894)	(8,818)	(7,217)	(20,254)	(214,255)
(207,272)	(160,384)	(154,770)	(151,280)	4,778,635	(2,296,466)
(3,577,984)	(6,502,785)	(8,743,505)	(20,150,216)	(138,110,341)	(163,955,840)
(946,923)	(863,124)	(1,199,640)	(1,020,745)	(5,349,660)	(4,649,883)
(128,234)	(120,600)	(151,789)	(133,313)	(727,515)	(638,478)
(115,076)	(111,161)	(99,283)	(154,232)	(104,888)	(985,725)

1,003,784	1,072,168	3,474,474	2,686,618	28,711,788	12,288,097

2,802,476	2,494,906	2,974,906	5,233,463	33,241,106	15,411,530

17,067,143	14,572,237	22,765,746	17,532,283	80,848,264	65,436,734

$19,869,619	$17,067,143	$25,740,652	$22,765,746	$114,089,370	$80,848,264

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Neuberger
	Berman AMT
	Fasciano
	S Class
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$–	$–
Total realized gains (losses) on investments	1,789	646
Change in net unrealized appreciation or depreciation of investments	(3,664)	(369)

Net increase (decrease) in net assets resulting from operations	(1,875)	277

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	78,025	195,873
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(17,972)	(117,831)
Cost of insurance and administration charges	(1,861)	(185)
Mortality and expenses charges	(318)	(37)
Surrender charges	–	–

Increase (decrease) in net assets from policy related transactions	57,874	77,820

Total increase (decrease)	55,999	78,097

Net assets at beginning of period	78,097	–

Net assets at end of period	$134,096	$78,097

See accompanying notes.

Neuberger		Neuberger		Principal
Berman AMT		Berman AMT		LifeTime
Guardian		Partners		Strategic
I Class		I Class		Income
Divison		Division		Division
2007	2006	2007	2006	2007	2006

$1,219	$1,657	$8,465	$2,667	$3,732	$33
1,645	2,560	135,851	40,812	3,138	529
19,815	25,079	(66,655)	(5,637)	(3,167)	4,987

22,679	29,296	77,661	37,842	3,703	5,549
301,048	442,663	1,591,953	999,259	371,560	293,507
(2,684)	–	(3,699)	(64)	(670)	(149)
–	–	–	–	–	–
19	(845)	496	–	–	–
(29,404)	(379,354)	(626,355)	(422,455)	(79,801)	(151,916)
(5,481)	(2,265)	(16,977)	(2,882)	(22,204)	(3,782)
(933)	(422)	(2,884)	(521)	(1,448)	(208)
95	–	131	2	(99)	(217)

262,660	59,777	942,665	573,339	267,338	137,235

285,339	89,073	1,020,326	611,181	271,041	142,784
261,486	172,413	611,181	–	149,707	6,923

$546,825	$261,486	$1,631,507	$611,181	$420,748	$149,707

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	2010
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$12,140	$88
Total realized gains (losses) on investments	27,710	2,397
Change in net unrealized appreciation or depreciation of investments	(12,955)	43,009

Net increase (decrease) in net assets resulting from operations	26,895	45,494

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,484,888	1,077,725
Contract terminations and surrenders	(29,204)	(3,878)
Death benefit payments	–	–
Policy loan transfers	–	–
Transfers to other contracts	(585,940)	(464,572)
Cost of insurance and administration charges	(64,154)	(30,504)
Mortality and expenses charges	(4,966)	(1,696)
Surrender charges	(2,678)	(5,641)

Increase (decrease) in net assets from policy related transactions	797,946	571,434

Total increase (decrease)	824,841	616,928

Net assets at beginning of period	754,041	137,113

Net assets at end of period	$1,578,882	$754,041

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2020		2030		2040
Division		Division		Division
2007	2006	2007	2006	2007	2006

$21,068	$–	$19,507	$216	$10,988	$224
93,636	23,518	108,130	14,800	74,484	30,079
35,285	207,381	110,543	252,764	92,222	135,493

149,989	230,899	238,180	267,780	177,694	165,796

5,237,972	3,613,732	5,822,124	3,531,565	4,190,670	2,256,598
(74,130)	(1,207)	(193,105)	(10,730)	(81,156)	(76,846)
–	–	–	–	(21,372)	–
(7,532)	–	(42,408)	(526)	(26,320)	57,332
(1,710,368)	(1,579,797)	(1,462,887)	(929,835)	(328,632)	(542,838)
(291,393)	(143,997)	(561,131)	(275,425)	(781,333)	(199,730)
(21,980)	(7,926)	(35,857)	(12,924)	(41,326)	(9,904)
(8,970)	(1,755)	(40,333)	(10,728)	(17,363)	(33,641)

3,123,599	1,879,050	3,486,403	2,291,397	2,893,168	1,450,971

3,273,588	2,109,949	3,724,583	2,559,177	3,070,862	1,616,767
2,651,639	541,690	3,224,289	665,112	2,049,626	432,859

$5,925,227	$2,651,639	$6,948,872	$3,224,289	$5,120,488	$2,049,626

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Principal
	Lifetime
	2050
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$5,617	$120
Total realized gains (losses) on investments	110,122	13,914
Change in net unrealized appreciation or depreciation of investments	18,976	144,297

Net increase (decrease) in net assets resulting from operations	134,715	158,331

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,417,605	1,669,986
Contract terminations and surrenders	(44,132)	(5,883)
Death benefit payments	–	–
Policy loan transfers	(1,919)	(25,255)
Transfers to other contracts	(1,332,326)	(306,800)
Cost of insurance and administration charges	(316,872)	(138,349)
Mortality and expenses charges	(19,114)	(6,847)
Surrender charges	(23,904)	(8,116)

Increase (decrease) in net assets from policy related transactions	1,679,338	1,178,736

Total increase (decrease)	1,814,053	1,337,067

Net assets at beginning of period	1,711,782	374,715

Net assets at end of period	$3,525,835	$1,711,782

See accompanying notes.

Putnam VT		Putnam VT
Growth &		International		Putnam VT
Income		Equity		Voyager
Class IB		Class IB		Class IB
Division		Division		Division
2007	2006	2007	2006	2007	2006

$4,961	$11,869	$100,982	$15,986	$(154)	$31,456
49,008	20,337	705,881	142,485	(595,859)	(734,979)
(80,856)	20,336	(526,915)	539,880	2,131,489	2,181,261

(26,887)	52,542	279,948	698,351	1,535,476	1,477,738
284,748	1,166,837	2,878,097	5,482,072	5,861,894	8,320,321
–	(65,422)	(118,275)	(170,160)	(3,615,416)	(2,170,742)
–	–	–	–	(44,170)	(33,393)
(6,414)	4,954	(20,481)	(5,191)	(520,050)	(330,595)
(224,291)	(1,103,705)	(2,734,873)	(4,455,457)	(3,971,920)	(5,404,851)
(6,005)	(6,355)	(66,536)	(50,454)	(1,707,046)	(1,829,339)
(998)	(1,034)	(11,141)	(8,717)	(278,238)	(310,200)
—	361	(1,250)	(2,340)	(138,139)	(205,926)

47,040	(4,364)	(74,459)	789,753	(4,413,085)	(1,964,725)

20,153	48,178	205,489	1,488,104	(2,877,609)	(486,987)

323,827	275,649	3,620,540	2,132,436	29,287,691	29,774,678

$343,980	$323,827	$3,826,029	$3,620,540	$26,410,082	$29,287,691

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Real Estate
	Securities
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$455,740	$772,994
Total realized gains (losses) on investments	10,786,229	5,045,756
Change in net unrealized appreciation or depreciation of investments	(20,936,775)	10,121,417

Net increase (decrease) in net assets resulting from operations	(9,694,806)	15,940,167

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	38,842,019	74,159,335
Contract terminations and surrenders	(5,347,785)	(3,655,224)
Death benefit payments	(30,063)	(57,332)
Policy loan transfers	(428,812)	(318,553)
Transfers to other contracts	(44,235,151)	(60,706,619)
Cost of insurance and administration charges	(2,347,575)	(2,105,853)
Mortality and expenses charges	(333,798)	(311,569)
Surrender charges	(173,995)	(304,317)

Increase (decrease) in net assets from policy related transactions	(14,055,160)	6,699,868

Total increase (decrease)	(23,749,966)	22,640,035

Net assets at beginning of period	63,388,805	40,748,770

Net assets at end of period	$39,638,839	$63,388,805

(1)	Commenced operations on May 1, 2007.
See accompanying notes.

	SAM	SAM	SAM	SAM
SAM	Conservative	Conservative	Flexible	Strategic
Balanced	Balanced	Growth	Income	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division (1)	Division (1)	Division (1)	Division (1)	Division (1)
2007	2007	2007	2007	2007
$–	$–	$826	$–	$3,498
1,631	(1)	142	12	539
7,418	(58)	(22,328)	632	(5,841)

9,049	(59)	(21,360)	644	(1,804)

1,035,478	193,750	2,448,095	53,755	2,174,491
(8,578)	–	–	–	–
–	–	–	–	–
(55,134)	–	(301)	–	778
(150,542)	(17,542)	(165,156)	–	(40,097)
(9,379)	(862)	(53,818)	(717)	(54,575)
(505)	(71)	(2,883)	(34)	(3,384)
(6,422)	–	–	–	–

804,918	175,275	2,225,937	53,004	2,077,213

813,967	175,216	2,204,577	53,648	2,075,409

–	–	–	–	–

$813,967	$175,216	$2,204,577	$53,648	$2,075,409

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Short Term
	Bond
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$119,632	$59,476
Total realized gains (losses) on investments	11,231	(7,628)
Change in net unrealized appreciation or depreciation of investments	(33,996)	42,913

Net increase (decrease) in net assets resulting from operations	96,867	94,761

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,814,603	1,953,228
Contract terminations and surrenders	(179,956)	(74,131)
Death benefit payments	–	–
Policy loan transfers	(20,770)	(116,513)
Transfers to other contracts	(1,510,064)	(1,248,475)
Cost of insurance and administration charges	(127,353)	(96,615)
Mortality and expenses charges	(14,955)	(11,656)
Surrender charges	(23,643)	(13,032)

Increase (decrease) in net assets from policy related transactions	937,862	392,806

Total increase (decrease)	1,034,729	487,567

Net assets at beginning of period	2,765,087	2,277,520

Net assets at end of period	$3,799,816	$2,765,087

See accompanying notes.

		SmallCap		SmallCap
SmallCap		Growth		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006

$84,043	$35,677	$(433)	$(314)	$151,203	$120,321
3,672,166	1,874,766	456,677	94,220	4,231,251	5,406,652
(3,259,449)	1,017,041	637,139	1,647,250	(8,229,743)	1,212,552

496,760	2,927,484	1,093,383	1,741,156	(3,847,289)	6,739,525

6,198,264	9,486,514	8,783,705	12,148,087	25,013,099	50,752,107
(1,935,893)	(714,660)	(3,160,796)	(1,014,867)	(4,413,957)	(3,656,375)
(66,104)	(5,311)	(55,951)	(21,241)	(6,505)	(9,983)
(160,197)	(177,871)	(263,064)	(275,024)	(265,305)	(1,709,571)
(3,309,111)	(5,532,557)	(4,526,672)	(8,457,206)	(21,862,852)	(42,829,578)
(945,518)	(901,581)	(1,117,595)	(1,159,738)	(1,550,072)	(1,496,914)
(145,603)	(139,155)	(169,773)	(184,928)	(225,246)	(227,519)
(87,267)	(68,825)	(130,338)	(104,903)	(92,615)	(331,717)

(451,429)	1,946,554	(640,484)	930,180	(3,403,453)	490,450

45,331	4,874,038	452,899	2,671,336	(7,250,742)	7,229,975

27,177,993	22,303,955	22,043,317	19,371,981	43,353,858	36,123,883

$27,223,324	$27,177,993	$22,496,216	$22,043,317	$36,103,116	$43,353,858

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Summit
	Russell 2000
	SmallCap
	Index
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$2,328	$121
Total realized gains (losses) on investments	32,989	4,521
Change in net unrealized appreciation or depreciation of investments	(61,170)	16,450

Net increase (decrease) in net assets resulting from operations	(25,853)	21,092

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	535,721	601,329
Contract terminations and surrenders	–	–
Death benefit payments	–	–
Policy loan transfers	(290)	(951)
Transfers to other contracts	(74,945)	(347,977)
Cost of insurance and administration charges	(6,599)	(1,512)
Mortality and expenses charges	(1,113)	(270)
Surrender charges	–	–

Increase (decrease) in net assets from policy related transactions	452,774	250,619

Total increase (decrease)	426,921	271,711

Net assets at beginning of period	271,711	–

Net assets at end of period	$698,632	$271,711

(1)	Commenced operations on November 19, 2007.
See accompanying notes.

Summit
S&P
MidCap	T. Rowe Price		Vanguard		Vanguard
400	Equity		VIF		VIF Equity
Index	Income II		Balanced		Index
Division (1)	Division		Division		Division
2007	2007	2006	2007	2006	2007	2006

$–	$530	$220	$408,302	$225,683	$278,857	$214,069
–	2,228	756	749,880	495,538	961,372	1,102,733
–	(1,817)	2,279	87,697	776,080	(338,570)	710,276

–	941	3,255	1,245,879	1,497,301	901,659	2,027,078

–	6,349	29,809	16,810,989	33,420,656	15,176,087	40,028,807
–	–	–	(1,219,917)	(1,293,179)	(2,117,210)	(532,253)
–	–	–	–	–	–	–
–	–	–	(25,212)	(26,732)	(19,652)	(41,045)
–	(2,229)	–	(7,621,306)	(27,321,883)	(8,322,688)	(35,375,981)
–	(498)	(80)	(295,397)	(180,253)	(342,190)	(207,914)
–	(85)	(16)	(49,811)	(31,908)	(57,981)	(37,466)
–	–	–	2,846	21,516	67,960	(17,726)

–	3,537	29,713	7,602,192	4,588,217	4,384,326	3,816,422

–	4,478	32,968	8,848,071	6,085,518	5,285,985	5,843,500

–	32,968	–	12,973,612	6,888,094	15,900,111	10,056,611

$–	$37,446	$32,968	$21,821,683	$12,973,612	$21,186,096	$15,900,111

Principal Life Insurance Company
Variable Life Separate Account
Statements of Changes in Net Assets (continued)
For the Year Ended December 31, 2007 and 2006, Except as Noted

	Vanguard
	VIF
	Mid-Cap
	Index
	Division
	2007	2006

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$119,113	$66,744
Total realized gains (losses) on investments	1,158,119	450,086
Change in net unrealized appreciation or depreciation of investments	(893,674)	382,570

Net increase (decrease) in net assets resulting from operations	383,558	899,400

Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	15,650,152	19,328,491
Contract terminations and surrenders	(454,831)	(392,104)
Death benefit payments	–	–
Policy loan transfers	2,414,524	(486,579)
Transfers to other contracts	(15,092,899)	(15,733,608)
Cost of insurance and administration charges	(201,670)	(133,173)
Mortality and expenses charges	(34,040)	(23,661)
Surrender charges	6,368	5,385

Increase (decrease) in net assets from policy related transactions	2,287,604	2,564,751

Total increase (decrease)	2,671,162	3,464,151

Net assets at beginning of period	8,510,422	5,046,271

Net assets at end of period	$11,181,584	$8,510,422

See accompanying notes.

				Wells Fargo
Wells Fargo		Wells Fargo		Advantage VT
Advantage VT		Advantage VT		Large
Asset		Equity		Company
Allocation		Income		Growth
Division		Division		Division
2007	2006	2007	2006	2007	2006

$40,012	$30,137	$8,475	$6,395	$–	$–
95,650	27,298	56,466	13,978	40,574	34,315
(6,846)	90,185	(48,230)	52,597	26,717	(3,597)

128,816	147,620	16,711	72,970	67,291	30,718

1,279,226	1,098,300	295,475	212,950	438,604	972,971
(504,350)	(69,849)	(84,798)	(5,852)	(38,246)	(44,387)
–	–	–	(3,404)	–	–
91	4,078	(717)	55	(1,892)	(195,502)
(512,761)	(544,927)	(58,513)	(77,692)	(369,110)	(808,973)
(75,262)	(63,762)	(34,792)	(28,489)	(27,030)	(23,596)
(9,328)	(7,595)	(3,718)	(2,852)	(3,414)	(2,952)
1,382	(7,121)	(9,525)	(1,647)	(4,367)	(3,577)

178,998	409,124	103,412	93,069	(5,455)	(106,016)

307,814	556,744	120,123	166,039	61,836	(75,298)

1,441,798	885,054	491,358	325,319	787,960	863,258

$1,749,612	$1,441,798	$611,481	$491,358	$849,796	$787,960

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements
December 31, 2007
1. Investment and Accounting Policies
Principal Life Insurance Company Variable Life Separate Account (the Separate Account) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contract holders, each division of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2007, contract holder investment options include the following diversified open-end management investment companies:

Principal Variable Contracts Funds, Inc. (1)
Asset Allocation Account
Balanced Account
Bond Account
Capital Value Account
Diversified International Account
Equity Growth Account
Equity Income I Account (7)
Government & High Quality Bond Account
Growth Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend Account
LargeCap Stock Index Account
LargeCap Value Account
MidCap Account
MidCap Growth Account
MidCap Value Account
Money Market Account
Principal LifeTime Strategic Income Account (4)
Principal LifeTime 2010 Account (4)
Principal LifeTime 2020 Account (4)
Principal LifeTime 2030 Account (4)
Principal LifeTime 2040 Account (4)
Principal LifeTime 2050 Account(4)
Real Estate Securities Account
Short Term Bond Account (3)
SmallCap Account
SmallCap Growth Account
SmallCap Value Account
Strategic Asset Management Portfolios – Balanced Portfolio Account (9)
Strategic Asset Management Portfolios – Conservative Balanced Portfolio Account (9)
Strategic Asset Management Portfolios – Conservative Growth Portfolio Account (9)
Strategic Asset Management Portfolios – Flexible Income Portfolio Account (9)
Strategic Asset Management Portfolios – Strategic Growth Portfolio Account (9)

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)

AIM V.I. Capital Appreciation Fund Series I (6)
AIM V.I. Capital Appreciation Fund Series II (6)
AIM V.I. Core Equity Fund Series I
AIM V.I. Core Equity Fund – Series II (2)
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. International Growth Fund – Series I
AIM V.I. Mid Cap Core Equity Fund – Series II (5)
AIM V.I. Small Cap Equity Fund – Series I (8)
AIM V.I. Technology Fund – Series I
American Century Variable Portfolios, Inc.:
VP Income & Growth Fund – I
VP Income & Growth Fund – II
VP International Fund – II
VP Mid Cap Value Fund – II (5)
VP Ultra Fund – I
VP Ultra Fund – II
VP Value Fund – II
VP Vista Fund – II (5)
Dreyfus Investment Portfolios:
Core Value Portfolio – Service Shares
Dreyfus Socially Responsible Growth Fund Inc. – Service Shares
Dreyfus Variable Investment Fund:
Appreciation Portfolio – Service Shares
Developing Leaders Portfolio – Service Shares
Quality Bond Portfolio – Service Shares
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – IC
Equity-Income Portfolio – SC2
Growth Portfolio – SC2
High Income Portfolio – IC
High Income Portfolio – SC2
Fidelity Variable Insurance Products Fund II:
Asset Manager Portfolio – SC2
Contrafund Portfolio – IC
Contrafund Portfolio – SC2
Fidelity Variable Insurance Products Fund III:
Mid Cap Portfolio – SC2

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)

Franklin Templeton VIP Trust:
Income Securities Fund – Class 2
Mutual Discovery Securities Fund – Class 2
Mutual Shares Fund – Class 2
Rising Dividends Securities Fund – Class 2
Small Cap Value Securities Fund – Class 2
Developing Markets Securities Fund – Class 2 (5)
Foreign Securities Fund – Class 2 (9)
Goldman Sachs Variable Insurance Trust:
Structured Small Cap Equity Fund – SCI (5)
Janus Aspen Series Balanced Portfolio – Service Shares
Janus Aspen Series Flexible Bond Portfolio – Service Shares
Janus Aspen Series Fundamental Equity Portfolio – Service Shares
Janus Aspen Series International Growth Portfolio – Service Shares
Janus Aspen Series Mid Cap Growth Portfolio – Service Shares
Janus Aspen Series Worldwide Growth Portfolio – Service Shares
JP Morgan Bond Portfolio Series Trust II
JP Morgan Small Company Portfolio Series Trust II
MFS Variable Insurance Trust:
Emerging Growth Series – Service Class
Global Equity Series – Service Class (5)
MidCap Growth Series – Service Class
New Discovery Series – Service Class
Research International Series– Service Class (9)
Value Series – Service Class
Neuberger Berman AMT Fasciano Portfolio – S Class (5)
Neuberger Berman AMT Guardian Portfolio – I Class
Neuberger Berman AMT Partners Portfolio – I Class (5)
Putnam Variable Trust:
Growth & Income Fund – Class IB
International Equity Fund – Class IB
Voyager Fund – Class IB
Summit Mutual Funds:
Russell 2000 Small Cap Index Portfolio (5)
S&P MidCap 400 Index Portfolio (10)
T. Rowe Price Equity Income Portfolio – II (5)
Vanguard Variable Insurance Fund:
Balanced Portfolio
Equity Index Portfolio
Mid-Cap Index Portfolio
Wells Fargo Advantage Variable Trust Funds:
Asset Allocation Fund
Equity Income Fund
Large Company Growth Fund

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)
(1) Organized by Principal Life Insurance Company.
(2) Commenced operations February 22, 2003.
(3) Commenced operations May 17, 2003.
(4) Commenced operations August 23, 2004.
(5) Commenced operations November 21, 2005.
(6) Commenced operations April 28, 2006.
(7) Commenced operations January 5, 2007.
(8) Commenced operations April 30, 2007.
(9) Commenced operations May 1, 2007.
(10) Commenced operations November 19, 2007.
Commencement of operations date is the date that the division became available to contractholders.
Investments are stated at the closing net asset values per share on December 31, 2007. The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.
The Separate Account supports the following variable life insurance contracts of Principal Life: Benefit Variable Universal Life Contracts, Executive Variable Universal Life Contracts, Flex Variable Life Contracts, PrinFlex Life® Contracts, Survivorship Variable Universal Life Contracts, Variable Universal Life Accumulator Contracts, Variable Universal Life Accumulator II Contracts, and Variable Universal Life Income Contracts.
Recent Accounting Pronouncements
On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements
(SFAS 157). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Our adoption of SFAS 157 on January 1, 2008, will not have a material impact on our financial statements.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)
Use of Estimates in the Preparation of Financial Statements
The preparation of the Separate Account’s financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.
2. Expenses and Related Party Transactions
Principal Life is compensated for the following expenses and charges:
Benefit Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first through fifth years, a sales charge of 6.50% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
Executive Variable Universal Life Contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Flex Variable Life Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the asset value of each policy. An annual administration charge of $57 for each policy and a cost of insurance charge, which is based on the Company’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.0% and a tax charge of 2.0% are deducted from each payment made on behalf of each participant. The sales and tax charges are deducted from the payments by Principal Life prior to their transfer to the Separate Account. In addition, a surrender charge up to a maximum of 25% of the minimum first year premium may be imposed upon total surrender or termination of a policy for insufficient value.
PrinFlex Life® Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.90% of the asset value of each policy. A monthly administration charge of $0.40 for each $1,000 of policy face amount will be deducted from policies in their first year. After the first policy year, the administration charge is $6 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums less than or equal to target premium and 0.75% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is also deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
Survivorship Variable Universal Life Insurance Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.80% of the asset value of each policy. A monthly administration charge of $8 is deducted from policies. There is an additional monthly administration charge in the first ten years (and ten years after an increase in the face amount) of $0.07 per $1,000 of face amount. The charge of $0.07 is increased by $0.005 per $1,000 for each insured classified as a smoker. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 5.0% of premiums less than or equal to

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
target premium and 2.0% of premiums in excess of target is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
Variable Universal Life Accumulator Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.2% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
Variable Universal Life Accumulator II Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid up to surrender target premium (1.25% of premiums in excess of target premium) is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Variable Universal Life Income Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.70% of the asset value of each policy. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on the Company’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.0% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.0% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.
During the year ended December 31, 2007, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Funds, Inc. Investment advisory and management fees are computed at the annual rate of 0.25% of the average daily net assets of the LargeCap Stock Index Account and 0.1225% of the average daily net assets of thePrincipal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Funds, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million.

Account	Fee Range

Bond, Government & High Quality Bond, Money Market, Short-Term Bond	0.50 – 0.30%
Balanced, Equity Income I	0.60 – 0.40
MidCap	0.65 – 0.45
Asset Allocation, Equity Growth	0.80 – 0.60
SmallCap	0.85 – 0.65
MidCap Growth, Real Estate Securities	0.90 – 0.70
SmallCap Growth	1.00 – 0.80
SmallCap Value	1.10 – 0.90
International SmallCap	1.20 – 1.00
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Funds, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

Account	Fee Range

Capital Value	0.60 – 0.40%
LargeCap Blend, LargeCap Value	0.75 – 0.55
Diversified International	0.85 – 0.65
MidCap Value	1.05 – 0.85
International Emerging Markets	1.25 – 1.05

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Effective January 8, 2007, the investment advisory and management fees for certain Accounts of the Principal Variable Contracts Funds, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $500 million increase in net asset value above the initial $500 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $3 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $500 million of net asset value to net asset values of over $3 billion:

Account	Fee Range

Growth	0.68 – 0.51%
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were 0.60% of the first $250 million, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% over $1 billion.
3. Federal Income Taxes
The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2007:

Division	Purchases	Sales

AIM V.I. Capital Appreciation Series I Division:
Benefit Variable Universal Life	$393,729	$492,123
Executive Variable Universal Life	341,706	190,487
PrinFlex Life®	388,683	788,308
Survivorship Variable Universal Life	64,441	14,676
Variable Universal Life Accumulator	70,632	47,819

AIM V.I. Capital Appreciation Series II Division:
Variable Universal Life Accumulator II	162,830	143,607
Variable Universal Life Income	53,022	17,091

AIM V.I. Core Equity Series I Division:
Benefit Variable Universal Life	61,845	36,029
Executive Variable Universal Life	1,113,214	279,817
Flex Variable Life	13,657	26,382
PrinFlex Life®	1,947,946	1,742,623
Survivorship Variable Universal Life	125,315	176,531
Variable Universal Life Accumulator	302,476	272,887

AIM V.I. Core Equity Series II Division:
Variable Universal Life Accumulator II	919,563	654,095
Variable Universal Life Income	1,115,367	356,012

AIM V.I. Dynamics Series I Division:
Benefit Variable Universal Life	117,976	41,214
Executive Variable Universal Life	1,700,783	1,080,797
Flex Variable Life	4,115	6
PrinFlex Life®	439,994	370,223
Survivorship Variable Universal Life	–	456
Variable Universal Life Accumulator	69,863	17,703

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

AIM V.I. Global Health Care Series I Division:
Benefit Variable Universal Life	$440,395	$275,294
Executive Variable Universal Life	500,130	358,148
Flex Variable Life	5,374	1,711
PrinFlex Life®	830,051	1,051,203
Survivorship Variable Universal Life	55,538	29,161
Variable Universal Life Accumulator	234,238	168,298
Variable Universal Life Accumulator II	233,775	218,047
Variable Universal Life Income	144,295	60,942

AIM V.I. International Growth Series I Division:
Benefit Variable Universal Life	856,173	444,908
Executive Variable Universal Life	6,046,660	3,949,313

AIM V.I. Mid Cap Core Equity Series II Division:
Benefit Variable Universal Life	27,034	894

AIM V.I. Small Cap Equity Series I Division:
Benefit Variable Universal Life	747,255	227,374
Executive Variable Universal Life	2,207,534	724,157
Flex Variable Life	9,924	1,965
PrinFlex Life®	1,259,396	274,234
Survivorship Variable Universal Life	43,088	7,845
Variable Universal Life Accumulator	325,990	50,955

AIM V.I. Technology Series I Division:
Benefit Variable Universal Life	253,947	90,958
Executive Variable Universal Life	1,285,566	549,134
Flex Variable Life	37,413	32,027
PrinFlex Life®	591,299	725,810
Survivorship Variable Universal Life	8,221	40,230
Variable Universal Life Accumulator	144,481	101,236

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

American Century VP Income & Growth Division:
Flex Variable Life	$5,857	$23,016
PrinFlex Life®	1,030,372	1,096,692
Survivorship Variable Universal Life	17,437	9,996
Variable Universal Life Accumulator	213,068	193,419

American Century VP Ultra Division:
Flex Variable Life	1,123	559
PrinFlex Life®	608,098	992,948
Survivorship Variable Universal Life	94,570	46,188
Variable Universal Life Accumulator	171,048	204,710

American Century VP II Income & Growth Division:
Benefit Variable Universal Life	75,107	51,447
Executive Variable Universal Life	709,986	1,196,630
Variable Universal Life Accumulator II	205,816	179,046
Variable Universal Life Income	234,088	54,848

American Century VP II International Division:
Benefit Variable Universal Life	29,344	52,505
Executive Variable Universal Life	153,611	441,545

American Century VP II MidCap Value Division:
Benefit Variable Universal Life	27,594	27,113
Executive Variable Universal Life	424,286	85,147

American Century VP II Ultra Division:
Benefit Variable Universal Life	118,655	186,317
Executive Variable Universal Life	798,021	835,085
Variable Universal Life Accumulator II	293,515	334,936
Variable Universal Life Income	145,297	67,411

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

American Century VP II Value Division:
Benefit Variable Universal Life	$672,116	$635,913
Executive Variable Universal Life	2,702,129	1,660,814
Flex Variable Life	7,219	4,057
PrinFlex Life®	1,193,605	1,493,688
Survivorship Variable Universal Life	268,379	194,212
Variable Universal Life Accumulator	231,502	110,123
Variable Universal Life Accumulator II	878,094	787,347
Variable Universal Life Income	682,742	347,735

American Century VP II Vista Division:
Benefit Variable Universal Life	46,179	7,440
Executive Variable Universal Life	7,059	1,662

Asset Allocation Division:
Flex Variable Life	14,456	13,040
PrinFlex Life®	6,076,037	7,292,011
Survivorship Variable Universal Life	191,604	207,466
Variable Universal Life Accumulator	364,955	328,513
Variable Universal Life Accumulator II	478,196	275,894
Variable Universal Life Income	110,704	50,509

Balanced Division:
Flex Variable Life	321,601	391,374
PrinFlex Life®	5,170,064	6,640,213
Survivorship Variable Universal Life	135,296	41,627
Variable Universal Life Accumulator	257,627	159,833
Variable Universal Life Accumulator II	378,677	273,343
Variable Universal Life Income	229,903	85,465

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Bond Division:
Benefit Variable Universal Life	$1,461,891	$645,898
Executive Variable Universal Life	7,886,364	5,152,669
Flex Variable Life	821,870	984,966
PrinFlex Life®	11,659,353	11,607,087
Survivorship Variable Universal Life	504,710	436,627
Variable Universal Life Accumulator	1,079,477	697,151
Variable Universal Life Accumulator II	2,012,042	1,086,467
Variable Universal Life Income	1,776,154	655,204

Capital Value Division:
Benefit Variable Universal Life	102,650	41,501
Executive Variable Universal Life	2,984,273	2,176,410
Flex Variable Life	974,985	1,542,226
PrinFlex Life®	8,066,894	8,094,962
Survivorship Variable Universal Life	317,364	245,627
Variable Universal Life Accumulator	2,700,100	869,856
Variable Universal Life Accumulator II	857,227	736,218
Variable Universal Life Income	855,070	303,289

Diversified International Division:
Benefit Variable Universal Life	1,759,445	900,433
Executive Variable Universal Life	19,505,087	9,987,422
Flex Variable Life	54,553	98,440
PrinFlex Life®	20,687,571	18,495,691
Survivorship Variable Universal Life	1,363,338	1,196,330
Variable Universal Life Accumulator	3,295,868	1,115,372
Variable Universal Life Accumulator II	4,162,725	1,873,358
Variable Universal Life Income	3,932,973	1,169,040

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Dreyfus IP Core Value Service Shares Division:
Benefit Variable Universal Life	$19,897	$9,283
Executive Variable Universal Life	746,302	1,531,341

Dreyfus Socially Responsible Growth Service Shares Division:
Benefit Variable Universal Life	171	18,031
Executive Variable Universal Life	5,559	11,227

Dreyfus VIF Appreciation Service Shares Division:
Benefit Variable Universal Life	180,998	152,809
Executive Variable Universal Life	619,854	181,408

Dreyfus VIF Developing Leaders Service Shares Division:
Benefit Variable Universal Life	170,446	150,080
Executive Variable Universal Life	706,830	637,164
Variable Universal Life Accumulator II	830,880	351,948
Variable Universal Life Income	715,005	217,954

Dreyfus VIF Quality Bond Service Shares Division:
Benefit Variable Universal Life	104,796	207,897
Executive Variable Universal Life	5,016,397	5,200,923

Equity Growth Division:
Benefit Variable Universal Life	397,109	197,526
Executive Variable Universal Life	2,399,900	739,419
Flex Variable Life	58,275	27,487
PrinFlex Life®	13,393,892	22,262,005
Survivorship Variable Universal Life	565,491	851,940
Variable Universal Life Accumulator	17,522,991	688,372
Variable Universal Life Accumulator II	1,527,392	721,885
Variable Universal Life Income	1,307,318	418,044

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Equity Income I Division:
Flex Variable Life	$82,080	$44,377
PrinFlex Life®	7,143,928	1,925,038
Survivorship Variable Universal Life	637,696	150,951
Variable Universal Life Accumulator	651,163	117,989
Variable Universal Life Accumulator II	1,435,094	357,297
Variable Universal Life Income	715,033	74,141

Fidelity VIP Equity-Income Initial Class Division:
Flex Variable Life	33,058	26,239
PrinFlex Life®	15,403,233	14,110,820
Survivorship Variable Universal Life	1,194,537	794,480
Variable Universal Life Accumulator	924,396	510,497

Fidelity VIP Equity-Income Service Class 2 Division:
Benefit Variable Universal Life	1,271,037	1,186,667
Executive Variable Universal Life	11,553,771	8,285,707
Variable Universal Life Accumulator II	2,301,843	1,183,280
Variable Universal Life Income	1,797,728	546,551

Fidelity VIP Growth Service Class 2 Division:
Benefit Variable Universal Life	777,785	443,247
Executive Variable Universal Life	3,430,643	2,085,510
Flex Variable Life	9,243	1,734
PrinFlex Life®	1,157,588	1,068,965
Survivorship Variable Universal Life	77,341	41,208
Variable Universal Life Accumulator	265,053	181,959
Variable Universal Life Accumulator II	661,496	612,693
Variable Universal Life Income	528,859	141,779

Fidelity VIP High Income Initial Class Division:
Flex Variable Life	7,670	3,110
PrinFlex Life®	3,201,138	3,169,765
Survivorship Variable Universal Life	98,156	32,946
Variable Universal Life Accumulator	78,894	34,747

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Fidelity VIP High Income Service Class 2 Division:
Benefit Variable Universal Life	$793,861	$541,692
Executive Variable Universal Life	4,468,586	2,918,003
Variable Universal Life Accumulator II	175,720	339,883
Variable Universal Life Income	69,964	16,372

Fidelity VIP II Asset Manager Service Class 2 Division:
Benefit Variable Universal Life	446,565	205,203
Executive Variable Universal Life	850,157	387,294

Fidelity VIP II Contrafund Initial Class Division:
Flex Variable Life	777,953	494,510
PrinFlex Life®	39,898,893	26,474,912
Survivorship Variable Universal Life	2,140,854	1,040,914
Variable Universal Life Accumulator	2,175,574	955,769

Fidelity VIP II Contrafund Service Class 2 Division:
Benefit Variable Universal Life	5,271,613	2,462,854
Executive Variable Universal Life	26,019,640	12,920,458
Variable Universal Life Accumulator II	3,749,817	1,730,083
Variable Universal Life Income	2,935,179	730,788

Fidelity VIP III Mid Cap Service Class 2 Division:
Benefit Variable Universal Life	2,806,111	1,804,376
Executive Variable Universal Life	13,171,549	7,381,300
Variable Universal Life Accumulator II	1,180,721	808,555
Variable Universal Life Income	945,474	223,040

Franklin Income Securities Class 2 Division:
Benefit Variable Universal Life	1,017,778	543,667
Executive Variable Universal Life	8,363,207	4,962,770

Franklin Mutual Discovery Securities Class 2 Division:
Benefit Variable Universal Life	1,905,815	1,294,693
Executive Variable Universal Life	6,099,676	4,414,056

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Franklin Mutual Shares Class 2 Division:
Benefit Variable Universal Life	$1,076,494	$582,869
Executive Variable Universal Life	4,399,990	2,040,060

Franklin Rising Dividends Securities Class 2 Division:
Benefit Variable Universal Life	594,626	773,957
Executive Variable Universal Life	1,503,028	1,614,078

Franklin Small Cap Value Securities Class 2 Division:
Benefit Variable Universal Life	901,884	870,906
Executive Variable Universal Life	2,576,161	1,416,811

Franklin Templeton Developing Markets Class 2 Division:
Benefit Variable Universal Life	251,777	60,945
Executive Variable Universal Life	2,135,767	1,306,079

Franklin Templeton Foreign Securities Class 2 Division:
Executive Variable Universal Life	33,033	18

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Benefit Variable Universal Life	80,580	45,613
Executive Variable Universal Life	648,972	533,002

Government & High Quality Bond Division:
Benefit Variable Universal Life	2,233,714	532,469
Executive Variable Universal Life	9,402,997	4,638,559
Flex Variable Life	198,123	43,930
PrinFlex Life®	10,155,665	9,686,915
Survivorship Variable Universal Life	322,479	295,124
Variable Universal Life Accumulator	1,314,860	1,011,500
Variable Universal Life Accumulator II	1,146,453	774,532
Variable Universal Life Income	779,876	198,120

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Growth Division:
Benefit Variable Universal Life	$238,900	$43,611
Executive Variable Universal Life	1,330,175	211,544
Flex Variable Life	6,165	2,401
PrinFlex Life®	4,270,265	6,321,468
Survivorship Variable Universal Life	302,633	737,762
Variable Universal Life Accumulator	147,248	93,572
Variable Universal Life Accumulator II	261,056	113,277
Variable Universal Life Income	358,621	53,571

International Emerging Markets Division:
Benefit Variable Universal Life	3,901	334
Executive Variable Universal Life	404,100	22,577
Flex Variable Life	191,280	112,333
PrinFlex Life®	8,556,284	5,353,292
Survivorship Variable Universal Life	455,874	203,208
Variable Universal Life Accumulator	1,615,527	1,096,543
Variable Universal Life Accumulator II	2,546,068	1,853,581
Variable Universal Life Income	2,248,004	750,671

International SmallCap Division:
Benefit Variable Universal Life	3,586,689	2,056,827
Executive Variable Universal Life	14,062,731	8,047,112
Flex Variable Life	104,723	41,471
PrinFlex Life®	21,513,870	16,738,515
Survivorship Variable Universal Life	1,050,466	821,120
Variable Universal Life Accumulator	1,499,075	945,627
Variable Universal Life Accumulator II	2,832,117	1,386,829
Variable Universal Life Income	2,237,645	667,508

Janus Aspen Balanced Service Shares Division:
Benefit Variable Universal Life	167,067	5,820
Executive Variable Universal Life	505,110	7,379

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Janus Aspen Flexible Bond Service Shares Division:
Benefit Variable Universal Life	$205,956	$109,756
Executive Variable Universal Life	1,228,187	959,410

Janus Aspen Fundamental Equity Service Shares Division:
Benefit Variable Universal Life	296,546	154,091
Executive Variable Universal Life	1,018,362	742,159

Janus Aspen International Growth Service Shares Division:
Benefit Variable Universal Life	950,347	57,475
Executive Variable Universal Life	2,165,867	613,712

Janus Aspen Mid Cap Growth Service Shares Division:
Benefit Variable Universal Life	177,658	42,142
Executive Variable Universal Life	943,625	332,964
Flex Variable Life	13,485	5,410
PrinFlex Life®	2,989,276	1,354,782
Survivorship Variable Universal Life	15,190	13,820
Variable Universal Life Accumulator	353,875	237,707

Janus Aspen Worldwide Growth Service Shares Division:
Benefit Variable Universal Life	136,741	145,960
Executive Variable Universal Life	394,046	219,406

JP Morgan Bond Series Trust II Division:
Benefit Variable Universal Life	135,513	42,531
Executive Variable Universal Life	2,161,396	816,431

JP Morgan Small Company Series Trust II Division:
Benefit Variable Universal Life	700,686	549,718
Executive Variable Universal Life	1,013,149	551,761

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

LargeCap Blend Division:
Benefit Variable Universal Life	$539,090	$399,116
Executive Variable Universal Life	826,573	414,794
Flex Variable Life	15,232	18,697
PrinFlex Life®	1,771,445	1,368,795
Survivorship Variable Universal Life	104,189	180,493
Variable Universal Life Accumulator	395,237	333,040
Variable Universal Life Accumulator II	1,383,779	876,821
Variable Universal Life Income	1,376,126	451,855

LargeCap Stock Index Division:
Flex Variable Life	569,393	102,054
PrinFlex Life®	6,455,683	9,380,431
Survivorship Variable Universal Life	266,437	496,317
Variable Universal Life Accumulator	484,837	340,720
Variable Universal Life Accumulator II	777,040	900,537
Variable Universal Life Income	717,954	320,901

LargeCap Value Division:
Benefit Variable Universal Life	888,469	324,446
Executive Variable Universal Life	5,145,433	2,862,703
Flex Variable Life	21,094	19,534
PrinFlex Life®	3,583,115	2,756,254
Survivorship Variable Universal Life	289,258	253,386
Variable Universal Life Accumulator	652,318	393,983
Variable Universal Life Accumulator II	1,770,188	1,073,403
Variable Universal Life Income	1,785,693	538,361

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

MFS VIT Emerging Growth Service Class Division:
Benefit Variable Universal Life	$190,158	$118,142
Executive Variable Universal Life	206,659	44,275

MFS VIT Global Equity Service Class Division:
Benefit Variable Universal Life	25,026	3,170
Executive Variable Universal Life	201,723	133,372

MFS VIT MidCap Growth Service Class Division:
Benefit Variable Universal Life	56,211	90,494
Executive Variable Universal Life	189,667	125,067

MFS VIT New Discovery Service Class Division:
Benefit Variable Universal Life	281,326	231,280
Executive Variable Universal Life	2,251,807	2,396,210
Variable Universal Life Accumulator II	592,294	152,870
Variable Universal Life Income	76,670	22,717

MFS VIT Research International Service Class Division:
Benefit Variable Universal Life	2,905	12
Executive Variable Universal Life	1	1

MFS VIT Value Service Class Division:
Benefit Variable Universal Life	332,787	122,681
Executive Variable Universal Life	1,970,982	503,936

MidCap Division:
Benefit Variable Universal Life	735,028	448,496
Executive Variable Universal Life	3,787,491	3,435,803
Flex Variable Life	2,689,925	3,259,219
PrinFlex Life®	22,626,107	23,472,732
Survivorship Variable Universal Life	1,045,460	608,522
Variable Universal Life Accumulator	1,595,110	959,301
Variable Universal Life Accumulator II	2,192,838	1,216,015
Variable Universal Life Income	1,613,128	441,957

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

MidCap Growth Division:
Benefit Variable Universal Life	$259,862	$88,471
Executive Variable Universal Life	2,212,818	1,380,239
Flex Variable Life	24,678	17,272
PrinFlex Life®	4,200,543	3,471,773
Survivorship Variable Universal Life	396,376	434,352
Variable Universal Life Accumulator	625,121	351,335
Variable Universal Life Accumulator II	1,463,236	688,382
Variable Universal Life Income	1,009,612	362,993

MidCap Value Division:
Benefit Variable Universal Life	1,077,158	548,489
Executive Variable Universal Life	6,862,276	4,346,455
Flex Variable Life	31,815	18,054
PrinFlex Life®	4,414,435	4,375,620
Survivorship Variable Universal Life	584,498	402,046
Variable Universal Life Accumulator	670,852	412,545
Variable Universal Life Accumulator II	1,993,286	1,075,490
Variable Universal Life Income	1,710,863	443,080

Money Market Division:
Benefit Variable Universal Life	11,354,127	9,719,681
Executive Variable Universal Life	109,736,118	83,490,152
Flex Variable Life	217,350	317,572
PrinFlex Life®	40,678,076	37,655,132
Survivorship Variable Universal Life	2,464,628	2,337,141
Variable Universal Life Accumulator	1,778,927	1,542,085
Variable Universal Life Accumulator II	11,882,589	11,284,987
Variable Universal Life Income	17,771,028	16,294,987

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Neuberger Berman AMT Fasciano S Class Division:
Benefit Variable Universal Life	$13,392	$1,325
Executive Variable Universal Life	65,587	18,826

Neuberger Berman AMT Guardian I Class Division:
Benefit Variable Universal Life	64,770	19,861
Executive Variable Universal Life	237,497	18,527

Neuberger Berman AMT Partners I Class Division:
Benefit Variable Universal Life	119,694	50,265
Executive Variable Universal Life	1,613,192	599,023

Principal LifeTime Strategic Income Division:
Benefit Variable Universal Life	11,416	5,389
Executive Variable Universal Life	214,980	74,923
Variable Universal Life Accumulator II	2,393	1,840
Variable Universal Life Income	148,946	22,070

Principal LifeTime 2010 Division:
Benefit Variable Universal Life	204,780	55,801
Executive Variable Universal Life	952,391	521,577
Variable Universal Life Accumulator II	108,124	63,156
Variable Universal Life Income	242,746	46,408

Principal LifeTime 2020 Division:
Benefit Variable Universal Life	979,875	233,834
Executive Variable Universal Life	2,540,251	1,353,995
Variable Universal Life Accumulator II	467,124	164,132
Variable Universal Life Income	1,298,351	362,412

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Principal LifeTime 2030 Division:
Benefit Variable Universal Life	$545,776	$194,856
Executive Variable Universal Life	2,056,799	1,032,871
Variable Universal Life Accumulator II	955,470	547,957
Variable Universal Life Income	2,320,347	560,037

Principal LifeTime 2040 Division:
Benefit Variable Universal Life	184,110	58,052
Executive Variable Universal Life	398,833	122,820
Variable Universal Life Accumulator II	458,981	206,351
Variable Universal Life Income	3,176,422	910,279

Principal LifeTime 2050 Division:
Benefit Variable Universal Life	458,916	216,369
Executive Variable Universal Life	929,478	534,123
Variable Universal Life Accumulator II	528,339	278,314
Variable Universal Life Income	1,519,752	709,461

Putnam VT Growth & Income Class IB Division:
Benefit Variable Universal Life	249,993	163,925
Executive Variable Universal Life	96,717	73,783

Putnam VT International Equity Class IB Division:
Benefit Variable Universal Life	986,379	376,260
Executive Variable Universal Life	2,429,850	2,576,296

Putnam VT Voyager Class IB Division:
Benefit Variable Universal Life	20,018	61,490
Executive Variable Universal Life	1,240,690	1,189,367
Flex Variable Life	5,941	25,044
PrinFlex Life®	4,015,976	8,384,354
Survivorship Variable Universal Life	258,436	331,083
Variable Universal Life Accumulator	320,833	283,795

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Real Estate Securities Division:
Benefit Variable Universal Life	$3,331,718	$3,796,776
Executive Variable Universal Life	15,997,542	15,104,442
Flex Variable Life	65,106	125,855
PrinFlex Life®	19,900,123	29,289,028
Survivorship Variable Universal Life	712,320	813,029
Variable Universal Life Accumulator	1,486,399	1,206,979
Variable Universal Life Accumulator II	2,211,979	1,894,504
Variable Universal Life Income	1,899,262	667,575

SAM Balanced Portfolio Division:
Executive Variable Universal Life	552,836	150,752
Variable Universal Life Accumulator II	38,861	332
Variable Universal Life Income	443,781	79,476

SAM Conservative Balanced Portfolio Division:
Executive Variable Universal Life	105,214	17,643
Variable Universal Life Accumulator II	14,733	358
Variable Universal Life Income	73,803	474

SAM Conservative Growth Portfolio Division:
Benefit Variable Universal Life	31,455	295
Executive Variable Universal Life	366,390	46,211
Variable Universal Life Accumulator II	172,964	6,889
Variable Universal Life Income	1,878,112	168,763

SAM Flexible Income Portfolio Division:
Variable Universal Life Accumulator II	96	—
Variable Universal Life Income	53,659	751

SAM Strategic Growth Portfolio Division:
Benefit Variable Universal Life	283,090	2,648
Executive Variable Universal Life	414,979	20,777
Variable Universal Life Accumulator II	361,922	13,310
Variable Universal Life Income	1,117,998	60,543

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Short Term Bond Division:
Benefit Variable Universal Life	$167,927	$83,349
Executive Variable Universal Life	1,677,634	1,165,098
Flex Variable Life	2,180	1,409
PrinFlex Life®	387,652	208,480
Survivorship Variable Universal Life	20,463	16,308
Variable Universal Life Accumulator	189,192	119,293
Variable Universal Life Accumulator II	291,790	237,324
Variable Universal Life Income	197,574	45,657

SmallCap Division:
Benefit Variable Universal Life	231,868	209,079
Executive Variable Universal Life	1,848,045	1,331,367
Flex Variable Life	30,313	13,726
PrinFlex Life®	4,071,646	4,210,680
Survivorship Variable Universal Life	136,317	77,499
Variable Universal Life Accumulator	2,042,427	475,955
Variable Universal Life Accumulator II	465,395	222,646
Variable Universal Life Income	422,086	109,743

SmallCap Growth Division:
Benefit Variable Universal Life	440,467	234,073
Executive Variable Universal Life	3,517,409	1,527,970
Flex Variable Life	8,410	6,171
PrinFlex Life®	3,493,508	6,807,149
Survivorship Variable Universal Life	147,716	155,832
Variable Universal Life Accumulator	306,555	274,736
Variable Universal Life Accumulator II	516,651	331,183
Variable Universal Life Income	352,989	87,508

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SmallCap Value Division:
Benefit Variable Universal Life	$1,487,035	$1,376,668
Executive Variable Universal Life	11,177,653	10,685,755
Flex Variable Life	24,169	26,745
PrinFlex Life®	11,833,410	13,975,129
Survivorship Variable Universal Life	490,099	429,446
Variable Universal Life Accumulator	881,732	571,502
Variable Universal Life Accumulator II	1,259,506	1,027,100
Variable Universal Life Income	1,104,453	325,416

Summit Russell 2000 Small Cap Index Division:
Benefit Variable Universal Life	101,259	53,374
Executive Variable Universal Life	470,781	29,573

T. Rowe Price Equity Income II Division:
Benefit Variable Universal Life	6,648	2,280
Executive Variable Universal Life	2,526	532

Vanguard VIF Balanced Division:
Benefit Variable Universal Life	4,555,007	2,276,313
Executive Variable Universal Life	13,280,197	6,932,484

Vanguard VIF Equity Index Division:
Benefit Variable Universal Life	3,410,365	2,251,158
Executive Variable Universal Life	12,738,756	8,540,603

Vanguard VIF Mid-Cap Index Division:
Benefit Variable Universal Life	2,753,012	2,226,544
Executive Variable Universal Life	14,019,551	11,136,004

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Wells Fargo Advantage VT Asset Allocation Division:
Benefit Variable Universal Life	$6,635	$3,496
Executive Variable Universal Life	886,319	813,240
Flex Variable Life	3,312	42
PrinFlex Life®	199,578	168,705
Survivorship Variable Universal Life	5,674	2,023
Variable Universal Life Accumulator	48,617	28,228
Variable Universal Life Accumulator II	91,369	60,943
Variable Universal Life Income	106,239	23,593

Wells Fargo Advantage VT Equity Income Division:
Benefit Variable Universal Life	7,106	7,568
Executive Variable Universal Life	18	—
PrinFlex Life®	116,206	59,897
Survivorship Variable Universal Life	51,545	4,937
Variable Universal Life Accumulator	12,378	3,982
Variable Universal Life Accumulator II	61,729	93,637
Variable Universal Life Income	89,226	22,042

Wells Fargo Advantage VT Large Company Growth Division:
Benefit Variable Universal Life	1,973	582
Executive Variable Universal Life	295,698	364,612
PrinFlex Life®	29,627	16,927
Survivorship Variable Universal Life	11,041	766
Variable Universal Life Accumulator	6,556	3,237
Variable Universal Life Accumulator II	69,712	52,467
Variable Universal Life Income	23,997	5,468

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding
     Transactions in units were as follows for each of the periods ended December 31:

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Capital Appreciation Series I Division:
Benefit Variable Universal Life	37,643	47,304	91,074	38,180
Executive Variable Universal Life	31,543	17,540	121,233	59,374
PrinFlex Life®	36,420	74,911	194,346	62,026
Survivorship Variable Universal Life	6,236	1,340	13,822	279
Variable Universal Life Accumulator	6,533	4,461	36,941	3,520

AIM V.I. Capital Appreciation Series II Division:
Variable Universal Life Accumulator II	15,382	13,600	43,343	5,284
Variable Universal Life Income	4,941	1,580	5,111	849

AIM V.I. Core Equity Series I Division:
Benefit Variable Universal Life	5,020	2,983	4,096	1,978
Executive Variable Universal Life	86,721	24,042	25,146	2,336
Flex Variable Life	1,066	2,113	5,645	552
PrinFlex Life®	152,740	140,315	556,431	273,773
Survivorship Variable Universal Life	9,617	14,693	39,843	1,508
Variable Universal Life Accumulator	22,645	21,698	109,637	27,688

AIM V.I. Core Equity Series II Division:
Variable Universal Life Accumulator II	48,847	36,235	142,976	15,381
Variable Universal Life Income	60,132	19,170	46,374	6,236

AIM V.I. Dynamics Series I Division:
Benefit Variable Universal Life	9,548	3,470	12,097	6,412
Executive Variable Universal Life	138,351	88,401	136,544	103,671
Flex Variable Life	333	—	—	—
PrinFlex Life®	36,024	30,548	30,517	35,084
Survivorship Variable Universal Life	—	37	—	5,543
Variable Universal Life Accumulator	5,680	1,444	2,117	1,259

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Global Health Care Series I Division:
Benefit Variable Universal Life	34,835	22,035	71,666	70,741
Executive Variable Universal Life	39,748	28,351	205,889	180,838
Flex Variable Life	437	131	550	797
PrinFlex Life®	66,816	83,911	137,739	160,978
Survivorship Variable Universal Life	4,386	2,281	6,311	6,110
Variable Universal Life Accumulator	18,719	13,412	26,080	26,490
Variable Universal Life Accumulator II	18,683	17,513	23,063	23,417
Variable Universal Life Income	11,519	4,840	12,095	1,557

AIM V.I. International Growth Series I Division:
Benefit Variable Universal Life	40,395	21,550	78,024	60,843
Executive Variable Universal Life	279,561	186,969	547,805	463,308

AIM V.I. Mid Cap Core Equity Series II Division:
Benefit Variable Universal Life	2,216	73	—	—

AIM V.I. Small Cap Equity Series I Division:
Benefit Variable Universal Life	74,104	22,273	—	—
Executive Variable Universal Life	218,262	70,856	—	—
Flex Variable Life	981	198	—	—
PrinFlex Life®	125,050	27,362	—	—
Survivorship Variable Universal Life	4,263	780	—	—
Variable Universal Life Accumulator	32,265	5,119	—	—

AIM V.I. Technology Series I Division:
Benefit Variable Universal Life	36,547	13,387	16,614	20,287
Executive Variable Universal Life	188,616	78,719	630,942	521,457
Flex Variable Life	5,820	4,974	1,482	2,665
PrinFlex Life®	85,786	106,278	121,008	220,343
Survivorship Variable Universal Life	1,158	6,042	7,286	507
Variable Universal Life Accumulator	21,240	15,294	10,855	19,050

American Century VP Income & Growth Division:
Flex Variable Life	403	1,789	1,974	374
PrinFlex Life®	73,030	82,135	137,993	171,638
Survivorship Variable Universal Life	961	726	4,073	752
Variable Universal Life Accumulator	14,237	14,228	20,711	19,901

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

American Century VP Ultra Division:
Flex Variable Life	115	46	576	37
PrinFlex Life®	58,981	95,399	84,757	92,922
Survivorship Variable Universal Life	8,722	4,513	5,889	12,993
Variable Universal Life Accumulator	16,242	19,463	23,302	19,260

American Century VP II Income & Growth Division:
Benefit Variable Universal Life	4,941	3,468	10,112	17,148
Executive Variable Universal Life	46,623	81,496	174,219	134,018
Variable Universal Life Accumulator II	13,205	12,077	17,329	6,191
Variable Universal Life Income	15,404	3,705	12,352	1,753

American Century VP II International Division:
Benefit Variable Universal Life	1,702	2,826	4,633	3,493
Executive Variable Universal Life	8,515	23,828	123,633	107,718

American Century VP II MidCap Value Division:
Benefit Variable Universal Life	2,161	2,219	966	25
Executive Variable Universal Life	32,988	6,656	4,144	2,613

American Century VP II Ultra Division:
Benefit Variable Universal Life	9,729	15,563	24,161	21,744
Executive Variable Universal Life	68,397	71,926	213,637	175,644
Variable Universal Life Accumulator II	24,686	28,445	29,639	14,807
Variable Universal Life Income	12,035	5,841	10,186	4,395

American Century VP II Value Division:
Benefit Variable Universal Life	34,206	39,884	123,822	105,256
Executive Variable Universal Life	153,105	105,396	535,632	445,957
Flex Variable Life	408	265	451	494
PrinFlex Life®	55,724	95,173	189,913	159,937
Survivorship Variable Universal Life	11,341	12,397	30,832	5,751
Variable Universal Life Accumulator	9,898	6,998	11,369	7,146
Variable Universal Life Accumulator II	44,501	49,894	63,151	15,398
Variable Universal Life Income	39,265	22,193	23,344	6,910

American Century VP II Vista Division:
Benefit Variable Universal Life	3,230	574	730	372
Executive Variable Universal Life	474	108	—	—

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Asset Allocation Division:
Flex Variable Life	547	897	5,598	4,536
PrinFlex Life®	247,814	344,021	278,062	312,666
Survivorship Variable Universal Life	7,428	13,370	9,023	5,944
Variable Universal Life Accumulator	13,375	15,553	16,217	16,656
Variable Universal Life Accumulator II	20,204	13,027	16,814	5,607
Variable Universal Life Income	4,857	2,350	3,897	625

Balanced Division:
Flex Variable Life	6,497	9,870	8,705	14,439
PrinFlex Life®	279,228	384,666	362,592	420,079
Survivorship Variable Universal Life	8,886	3,191	5,001	7,366
Variable Universal Life Accumulator	13,271	9,231	18,844	13,142
Variable Universal Life Accumulator II	20,708	15,546	25,945	7,745
Variable Universal Life Income	12,968	4,921	9,486	1,908

Bond Division:
Benefit Variable Universal Life	78,880	36,853	103,200	93,448
Executive Variable Universal Life	429,957	293,249	746,702	565,474
Flex Variable Life	20,931	28,937	4,897	11,581
PrinFlex Life®	600,804	661,349	687,909	729,456
Survivorship Variable Universal Life	27,991	28,465	26,386	10,725
Variable Universal Life Accumulator	53,591	39,592	54,671	44,439
Variable Universal Life Accumulator II	103,375	61,739	115,911	50,080
Variable Universal Life Income	96,782	36,970	55,330	14,150

Capital Value Division:
Benefit Variable Universal Life	4,537	2,017	6,826	2,889
Executive Variable Universal Life	138,984	105,614	235,203	183,528
Flex Variable Life	9,312	28,566	12,682	26,052
PrinFlex Life®	268,581	395,616	316,170	459,555
Survivorship Variable Universal Life	14,242	17,881	21,405	19,555
Variable Universal Life Accumulator	50,921	42,537	203,581	44,679
Variable Universal Life Accumulator II	34,858	36,811	39,788	17,171
Variable Universal Life Income	39,263	14,780	15,148	3,690

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Benefit Variable Universal Life	65,532	37,931	108,151	77,196
Executive Variable Universal Life	755,823	428,636	1,369,392	1,112,581
Flex Variable Life	1,924	4,919	5,844	2,435
PrinFlex Life®	643,745	762,582	953,637	943,914
Survivorship Variable Universal Life	52,074	62,525	40,935	17,824
Variable Universal Life Accumulator	56,283	45,217	135,339	48,784
Variable Universal Life Accumulator II	136,155	76,315	140,605	60,106
Variable Universal Life Income	144,156	46,016	89,460	22,450

Dreyfus IP Core Value Service Shares Division:
Benefit Variable Universal Life	1,096	628	1,126	564
Executive Variable Universal Life	41,719	99,746	147,697	140,699

Dreyfus Socially Responsible Growth Service Shares Division:
Benefit Variable Universal Life	—	1,480	89	200
Executive Variable Universal Life	464	985	4,325	4,201

Dreyfus VIF Appreciation Service Shares Division:
Benefit Variable Universal Life	13,551	11,752	35,874	34,038
Executive Variable Universal Life	47,263	14,225	66,087	66,421

Dreyfus VIF Developing Leaders Service Shares Division:
Benefit Variable Universal Life	11,371	12,348	32,868	31,395
Executive Variable Universal Life	48,397	53,675	352,257	374,553
Variable Universal Life Accumulator II	53,684	29,204	55,740	23,833
Variable Universal Life Income	54,209	18,632	27,170	6,285

Dreyfus VIF Quality Bond Service Shares Division:
Benefit Variable Universal Life	7,360	16,780	30,187	27,968
Executive Variable Universal Life	405,180	422,353	110,505	147,748

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Equity Growth Division:
Benefit Variable Universal Life	21,086	10,483	39,791	37,682
Executive Variable Universal Life	125,839	40,595	187,922	161,201
Flex Variable Life	5,513	2,553	3,276	2,521
PrinFlex Life®	701,016	1,198,697	951,479	1,137,056
Survivorship Variable Universal Life	48,065	75,436	52,095	71,453
Variable Universal Life Accumulator	942,706	36,214	33,027	30,535
Variable Universal Life Accumulator II	80,784	38,691	66,127	28,271
Variable Universal Life Income	69,225	21,795	37,227	8,356

Equity Income I Division:
Flex Variable Life	7,546	4,081	1,203	227
PrinFlex Life®	681,714	184,492	156,881	139,112
Survivorship Variable Universal Life	60,797	14,508	9,730	4,677
Variable Universal Life Accumulator	61,715	11,151	9,219	9,709
Variable Universal Life Accumulator II	136,265	34,488	39,785	8,252
Variable Universal Life Income	67,402	7,063	17,567	1,630

Fidelity VIP Equity-Income Initial Class Division:
Flex Variable Life	1,001	1,756	2,157	1,523
PrinFlex Life®	501,788	592,785	847,498	987,288
Survivorship Variable Universal Life	55,381	48,978	27,691	117,149
Variable Universal Life Accumulator	25,602	21,217	33,552	23,485

Fidelity VIP Equity-Income Service Class 2 Division:
Benefit Variable Universal Life	72,087	77,637	167,926	157,002
Executive Variable Universal Life	685,040	537,204	1,185,363	1,017,625
Variable Universal Life Accumulator II	119,333	77,006	112,620	45,626
Variable Universal Life Income	102,721	35,722	52,084	13,378

Fidelity VIP Growth Service Class 2 Division:
Benefit Variable Universal Life	57,311	34,466	81,762	92,882
Executive Variable Universal Life	266,643	165,497	499,902	475,721
Flex Variable Life	723	134	178	811
PrinFlex Life®	87,799	84,589	112,295	119,575
Survivorship Variable Universal Life	6,068	3,054	6,025	3,381
Variable Universal Life Accumulator	19,610	13,810	16,867	19,529
Variable Universal Life Accumulator II	50,852	49,204	53,700	23,765
Variable Universal Life Income	39,995	10,730	20,288	3,984

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP High Income Initial Class Division:
Flex Variable Life	389	201	1,122	190
PrinFlex Life®	197,417	231,080	291,628	335,574
Survivorship Variable Universal Life	6,296	2,832	2,740	1,897
Variable Universal Life Accumulator	4,115	2,521	5,362	4,791

Fidelity VIP High Income Service Class 2 Division:
Benefit Variable Universal Life	44,034	32,721	53,125	42,675
Executive Variable Universal Life	247,843	176,581	426,552	346,769
Variable Universal Life Accumulator II	8,572	20,628	9,130	2,913
Variable Universal Life Income	3,785	989	2,234	685

Fidelity VIP II Asset Manager Service Class 2 Division:
Benefit Variable Universal Life	29,886	15,174	35,324	33,083
Executive Variable Universal Life	55,958	28,259	52,791	38,125

Fidelity VIP II Contrafund Initial Class Division:
Flex Variable Life	39,807	28,985	4,570	2,141
PrinFlex Life®	616,500	879,003	1,035,530	1,125,103
Survivorship Variable Universal Life	51,602	56,840	43,016	57,007
Variable Universal Life Accumulator	28,765	31,171	46,448	39,345

Fidelity VIP II Contrafund Service Class 2 Division:
Benefit Variable Universal Life	219,766	140,440	489,554	406,926
Executive Variable Universal Life	1,112,644	729,573	2,567,072	2,118,442
Variable Universal Life Accumulator II	129,866	96,749	148,841	77,981
Variable Universal Life Income	114,866	40,411	92,603	19,756

Fidelity VIP III Mid Cap Service Class 2 Division:
Benefit Variable Universal Life	119,248	86,246	363,643	340,806
Executive Variable Universal Life	569,628	358,620	1,581,633	1,445,581
Variable Universal Life Accumulator II	46,913	38,101	43,409	22,310
Variable Universal Life Income	40,299	10,223	26,843	5,554

Franklin Income Securities Class 2 Division:
Benefit Variable Universal Life	54,325	31,196	116,917	67,295
Executive Variable Universal Life	460,349	282,336	781,418	831,614

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Franklin Mutual Discovery Securities Class 2 Division:
Benefit Variable Universal Life	95,097	65,939	98,108	70,743
Executive Variable Universal Life	301,309	225,632	676,164	616,261

Franklin Mutual Shares Class 2 Division:
Benefit Variable Universal Life	60,990	35,686	107,554	83,774
Executive Variable Universal Life	255,510	125,666	468,027	362,722

Franklin Rising Dividends Securities Class 2 Division:
Benefit Variable Universal Life	37,873	52,237	64,923	55,733
Executive Variable Universal Life	93,676	110,642	359,151	357,302

Franklin Small Cap Value Securities Class 2 Division:
Benefit Variable Universal Life	47,409	50,094	118,029	101,158
Executive Variable Universal Life	132,441	82,068	447,662	364,916

Franklin Templeton Developing Markets Securities Class 2 Division:
Benefit Variable Universal Life	14,945	4,048	14,036	7,364
Executive Variable Universal Life	131,969	84,573	95,350	42,772

Franklin Templeton Foreign Securities Class 2 Division
Executive Variable Universal Life	3,076	2	—	—

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Benefit Variable Universal Life	6,549	4,128	7,745	2,250
Executive Variable Universal Life	56,412	48,720	74,731	57,681

Government & High Quality Bond Division:
Benefit Variable Universal Life	122,752	30,251	83,863	66,119
Executive Variable Universal Life	532,100	262,592	453,779	434,839
Flex Variable Life	15,425	3,384	1,199	4,305
PrinFlex Life®	534,895	555,136	818,622	892,881
Survivorship Variable Universal Life	16,464	19,530	27,455	161,684
Variable Universal Life Accumulator	64,533	57,554	74,557	83,105
Variable Universal Life Accumulator II	59,253	44,226	60,053	30,242
Variable Universal Life Income	42,563	11,191	27,063	10,143

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Growth Division:
Benefit Variable Universal Life	15,379	3,045	13,183	4,976
Executive Variable Universal Life	84,285	14,036	62,084	31,156
Flex Variable Life	562	208	1,671	167
PrinFlex Life®	275,530	421,943	380,733	380,655
Survivorship Variable Universal Life	29,655	73,691	45,356	47,826
Variable Universal Life Accumulator	9,425	6,185	10,858	5,390
Variable Universal Life Accumulator II	16,929	7,354	22,505	30,149
Variable Universal Life Income	22,731	3,432	11,799	1,209

International Emerging Markets Division:
Benefit Variable Universal Life	113	8	—	—
Executive Variable Universal Life	10,021	572	—	—
Flex Variable Life	5,143	3,481	6,775	3,982
PrinFlex Life®	217,706	160,974	314,705	253,549
Survivorship Variable Universal Life	10,090	5,692	9,048	4,066
Variable Universal Life Accumulator	38,459	31,567	44,567	26,235
Variable Universal Life Accumulator II	60,024	52,909	71,520	39,059
Variable Universal Life Income	57,554	20,889	43,189	10,549

International SmallCap Division:
Benefit Variable Universal Life	77,668	53,709	202,196	183,379
Executive Variable Universal Life	318,500	214,225	669,586	580,654
Flex Variable Life	2,913	1,569	2,687	3,286
PrinFlex Life®	400,419	445,699	625,223	687,673
Survivorship Variable Universal Life	16,871	24,160	13,622	69,831
Variable Universal Life Accumulator	23,179	24,984	32,228	26,785
Variable Universal Life Accumulator II	52,326	36,718	57,915	32,546
Variable Universal Life Income	48,802	17,226	32,794	9,764

Janus Aspen Balanced Service Shares Division:
Benefit Variable Universal Life	11,824	414	11,949	13,869
Executive Variable Universal Life	33,299	511	56,750	32,312

Janus Aspen Flexible Bond Service Shares Division:
Benefit Variable Universal Life	14,332	8,374	36,648	45,323
Executive Variable Universal Life	84,280	73,610	345,961	324,979

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Janus Aspen Fundamental Equity Service Shares Division:
Benefit Variable Universal Life	19,481	10,431	38,621	38,020
Executive Variable Universal Life	67,756	49,758	284,053	236,873

Janus Aspen International Growth Service Shares Division:
Benefit Variable Universal Life	32,540	2,025	12,852	2,250
Executive Variable Universal Life	80,311	24,366	50,493	30,379

Janus Aspen Mid Cap Growth Service Shares Division:
Benefit Variable Universal Life	13,967	3,507	5,471	3,842
Executive Variable Universal Life	74,070	26,901	128,107	113,098
Flex Variable Life	1,058	465	1,000	965
PrinFlex Life®	232,282	108,488	213,827	251,329
Survivorship Variable Universal Life	1,094	1,045	1,131	2,349
Variable Universal Life Accumulator	28,000	18,076	16,267	20,125

Janus Aspen Worldwide Growth Service Shares Division:
Benefit Variable Universal Life	10,117	10,651	24,327	30,489
Executive Variable Universal Life	29,013	16,735	52,610	37,270

JP Morgan Bond Series Trust II Division:
Benefit Variable Universal Life	9,817	3,398	8,803	6,818
Executive Variable Universal Life	161,293	65,425	300,731	234,265

JP Morgan Small Company Series Trust II Division:
Benefit Variable Universal Life	41,415	34,130	88,077	73,957
Executive Variable Universal Life	57,113	34,513	284,813	255,574

LargeCap Blend Division:
Benefit Variable Universal Life	36,955	28,541	51,362	42,388
Executive Variable Universal Life	56,093	29,665	130,126	113,819
Flex Variable Life	912	1,298	2,507	337
PrinFlex Life®	112,508	95,101	129,077	112,492
Survivorship Variable Universal Life	6,508	12,789	5,921	2,478
Variable Universal Life Accumulator	23,506	22,879	30,796	23,089
Variable Universal Life Accumulator II	85,396	61,425	110,452	41,340
Variable Universal Life Income	91,432	31,007	51,362	12,908

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Stock Index Division:
Flex Variable Life	46,211	8,367	1,192	6,352
PrinFlex Life®	495,645	775,958	832,807	906,872
Survivorship Variable Universal Life	19,701	41,067	22,194	101,168
Variable Universal Life Accumulator	37,135	27,834	55,759	40,948
Variable Universal Life Accumulator II	60,909	75,240	103,748	42,291
Variable Universal Life Income	57,497	26,142	55,428	18,315

LargeCap Value Division:
Benefit Variable Universal Life	53,262	20,678	86,665	65,992
Executive Variable Universal Life	308,758	184,900	726,298	511,362
Flex Variable Life	1,058	1,222	1,997	1,057
PrinFlex Life®	206,888	172,533	196,363	164,000
Survivorship Variable Universal Life	15,362	16,335	17,887	5,356
Variable Universal Life Accumulator	35,740	24,900	34,986	25,322
Variable Universal Life Accumulator II	99,299	68,263	116,700	41,037
Variable Universal Life Income	107,257	33,968	62,217	13,405

MFS VIT Emerging Growth Service Class Division:
Benefit Variable Universal Life	13,240	8,162	29,548	24,999
Executive Variable Universal Life	13,790	3,020	34,058	28,723

MFS VIT Global Equity Service Class Division:
Benefit Variable Universal Life	1,691	232	5,843	4,240
Executive Variable Universal Life	13,788	9,567	40,233	30,497

MFS VIT MidCap Growth Service Class Division:
Benefit Variable Universal Life	4,049	6,833	7,546	10,798
Executive Variable Universal Life	13,961	10,031	31,438	26,259

MFS VIT New Discovery Service Class Division:
Benefit Variable Universal Life	19,605	16,768	23,329	21,695
Executive Variable Universal Life	163,753	179,968	143,837	148,326
Variable Universal Life Accumulator II	41,205	11,471	10,333	17,564
Variable Universal Life Income	5,188	1,696	4,570	803

MFS VIT Research International Service Class Division:
Benefit Variable Universal Life	282	1	—	—

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

MFS VIT Value Service Class Division:
Benefit Variable Universal Life	20,377	7,729	20,723	18,744
Executive Variable Universal Life	119,928	31,906	197,763	164,625

MidCap Division:
Benefit Variable Universal Life	21,339	15,317	77,596	69,917
Executive Variable Universal Life	116,238	116,468	500,368	466,052
Flex Variable Life	12,405	34,252	13,875	32,559
PrinFlex Life®	575,799	792,640	891,424	1,022,319
Survivorship Variable Universal Life	31,743	25,163	20,904	18,287
Variable Universal Life Accumulator	37,136	32,073	49,016	51,471
Variable Universal Life Accumulator II	58,972	40,701	64,392	29,615
Variable Universal Life Income	48,197	14,728	32,600	7,827

MidCap Growth Division:
Benefit Variable Universal Life	15,484	5,927	28,615	32,025
Executive Variable Universal Life	133,988	94,457	201,871	158,031
Flex Variable Life	1,259	1,254	2,397	2,236
PrinFlex Life®	187,660	230,434	363,107	371,000
Survivorship Variable Universal Life	17,287	28,244	13,624	6,197
Variable Universal Life Accumulator	26,313	23,048	27,663	33,933
Variable Universal Life Accumulator II	73,964	45,374	66,537	50,190
Variable Universal Life Income	58,825	23,587	36,159	8,319

MidCap Value Division:
Benefit Variable Universal Life	50,261	29,036	141,594	138,298
Executive Variable Universal Life	340,793	234,349	743,721	656,349
Flex Variable Life	1,118	929	1,761	1,116
PrinFlex Life®	185,351	232,737	458,090	472,291
Survivorship Variable Universal Life	25,451	21,224	16,267	7,048
Variable Universal Life Accumulator	24,634	21,666	32,979	33,751
Variable Universal Life Accumulator II	87,933	56,861	81,203	50,183
Variable Universal Life Income	82,952	23,536	53,914	10,898

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Money Market Division:
Benefit Variable Universal Life	768,849	674,713	1,239,957	1,282,869
Executive Variable Universal Life	7,465,692	5,795,712	8,488,759	7,873,551
Flex Variable Life	9,923	15,797	13,826	14,750
PrinFlex Life®	2,736,219	2,623,574	2,053,317	1,981,024
Survivorship Variable Universal Life	179,315	183,380	568,480	564,235
Variable Universal Life Accumulator	116,080	107,144	88,840	91,672
Variable Universal Life Accumulator II	798,693	781,977	898,005	745,076
Variable Universal Life Income	1,217,998	1,128,060	1,017,227	935,075

Neuberger Berman AMT Fasciano S Class Division:
Benefit Variable Universal Life	1,204	116	286	4
Executive Variable Universal Life	5,900	1,695	18,463	11,273

Neuberger Berman AMT Guardian I Class Division:
Benefit Variable Universal Life	4,406	1,381	5,700	5,545
Executive Variable Universal Life	15,978	1,262	28,808	24,236

Neuberger Berman AMT Partners 1 Class Division:
Benefit Variable Universal Life	9,178	4,319	3,859	91
Executive Variable Universal Life	122,955	50,678	88,885	39,141

Principal LifeTime Strategic Income Division:
Benefit Variable Universal Life	890	428	509	151
Executive Variable Universal Life	16,683	5,942	20,343	12,050
Variable Universal Life Accumulator II	179	145	334	41
Variable Universal Life Income	11,548	1,737	2,872	412

Principal LifeTime 2010 Division:
Benefit Variable Universal Life	15,030	4,167	11,291	6,809
Executive Variable Universal Life	70,108	38,908	56,952	30,450
Variable Universal Life Accumulator II	7,726	4,635	7,470	372
Variable Universal Life Income	17,483	3,451	10,874	2,708

Principal LifeTime 2020 Division:
Benefit Variable Universal Life	68,737	16,624	32,015	12,361
Executive Variable Universal Life	179,872	97,196	159,245	109,663
Variable Universal Life Accumulator II	32,408	11,554	15,367	3,681
Variable Universal Life Income	90,507	25,689	78,905	10,743

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2030 Division:
Benefit Variable Universal Life	38,466	13,799	15,269	3,674
Executive Variable Universal Life	144,360	73,161	102,693	57,891
Variable Universal Life Accumulator II	67,074	38,903	43,525	5,423
Variable Universal Life Income	161,128	39,346	119,178	32,188

Principal LifeTime 2040 Division:
Benefit Variable Universal Life	12,773	4,004	5,108	2,395
Executive Variable Universal Life	27,174	8,486	21,828	16,958
Variable Universal Life Accumulator II	31,596	14,197	40,239	21,965
Variable Universal Life Income	217,599	62,770	108,425	21,912

Principal LifeTime 2050 Division:
Benefit Variable Universal Life	31,430	14,759	3,486	1,766
Executive Variable Universal Life	63,738	37,063	24,954	12,997
Variable Universal Life Accumulator II	36,222	19,261	21,853	13,105
Variable Universal Life Income	103,002	48,394	81,018	11,295

Putnam VT Growth & Income Class IB Division:
Benefit Variable Universal Life	15,921	11,685	18,759	21,278
Executive Variable Universal Life	4,389	5,597	73,373	70,544

Putnam VT International Equity Class IB Division:
Benefit Variable Universal Life	42,392	20,600	67,101	52,163
Executive Variable Universal Life	112,808	139,850	293,342	255,905

Putnam VT Voyager Class IB Division:
Benefit Variable Universal Life	1,616	4,813	4,520	3,905
Executive Variable Universal Life	99,616	95,926	151,164	132,273
Flex Variable Life	644	2,787	2,273	2,510
PrinFlex Life®	326,907	680,477	522,625	643,054
Survivorship Variable Universal Life	25,171	32,023	25,019	120,158
Variable Universal Life Accumulator	26,096	23,132	34,984	31,433

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Real Estate Securities Division:
Benefit Variable Universal Life	71,417	96,546	199,947	165,586
Executive Variable Universal Life	358,353	376,627	977,813	868,960
Flex Variable Life	1,491	3,842	2,616	2,931
PrinFlex Life®	405,689	736,609	839,205	817,919
Survivorship Variable Universal Life	5,209	19,810	7,620	32,115
Variable Universal Life Accumulator	25,109	31,708	31,570	24,811
Variable Universal Life Accumulator II	45,031	48,410	49,860	22,845
Variable Universal Life Income	44,007	17,704	26,275	7,395

SAM Balanced Portfolio Division:
Executive Variable Universal Life	53,302	14,880	—	—
Variable Universal Life Accumulator II	3,755	32	—	—
Variable Universal Life Income	43,830	7,716	—	—

SAM Conservative Balanced Portfolio Division:
Executive Variable Universal Life	10,144	1,734	—	—
Variable Universal Life Accumulator II	1,421	35	—	—
Variable Universal Life Income	7,142	46	—	—

SAM Conservative Growth Portfolio Division:
Benefit Variable Universal Life	3,021	28	—	—
Executive Variable Universal Life	34,375	4,475	—	—
Variable Universal Life Accumulator II	16,461	658	—	—
Variable Universal Life Income	179,404	16,147	—	—

SAM Flexible Income Portfolio Division:
Variable Universal Life Accumulator II	9	—	—	—
Variable Universal Life Income	5,269	74	—	—

SAM Strategic Growth Portfolio Division:
Benefit Variable Universal Life	27,092	253	—	—
Executive Variable Universal Life	39,397	2,069	—	—
Variable Universal Life Accumulator II	34,952	1,284	—	—
Variable Universal Life Income	107,609	5,796	—	—

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Short Term Bond Division:
Benefit Variable Universal Life	14,500	7,549	13,041	10,687
Executive Variable Universal Life	148,702	106,775	102,655	46,790
Flex Variable Life	128	115	66	106
PrinFlex Life®	33,606	18,910	18,339	58,698
Survivorship Variable Universal Life	1,521	1,471	5,101	746
Variable Universal Life Accumulator	15,968	10,830	13,256	8,343
Variable Universal Life Accumulator II	24,849	21,435	19,976	12,804
Variable Universal Life Income	17,200	4,133	12,688	11,195

SmallCap Division:
Benefit Variable Universal Life	12,575	13,092	31,499	34,021
Executive Variable Universal Life	108,304	85,903	167,372	152,889
Flex Variable Life	1,131	918	3,837	3,281
PrinFlex Life®	184,026	267,600	283,209	280,501
Survivorship Variable Universal Life	4,084	4,781	3,425	5,022
Variable Universal Life Accumulator	39,750	30,285	146,927	33,065
Variable Universal Life Accumulator II	23,563	14,169	24,245	25,975
Variable Universal Life Income	23,939	7,025	14,712	3,647

SmallCap Growth Division:
Benefit Variable Universal Life	35,365	19,099	51,795	37,284
Executive Variable Universal Life	277,169	122,388	367,446	309,027
Flex Variable Life	1,053	714	5,828	1,892
PrinFlex Life®	275,220	534,924	503,942	522,966
Survivorship Variable Universal Life	14,731	15,464	18,273	31,272
Variable Universal Life Accumulator	23,592	21,239	22,764	28,091
Variable Universal Life Accumulator II	40,478	26,041	46,210	24,985
Variable Universal Life Income	27,657	6,876	21,329	5,441

SmallCap Value Division:
Benefit Variable Universal Life	46,263	47,647	163,379	151,871
Executive Variable Universal Life	360,560	369,269	978,668	913,497
Flex Variable Life	571	1,266	1,882	3,603
PrinFlex Life®	349,560	483,242	643,680	746,474
Survivorship Variable Universal Life	11,586	14,056	10,711	7,458
Variable Universal Life Accumulator	23,003	19,850	28,070	24,730
Variable Universal Life Accumulator II	36,474	35,976	38,476	19,291
Variable Universal Life Income	35,385	11,362	25,165	6,688

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Summit Russell 2000 Small Cap Index Division:
Benefit Variable Universal Life	8,116	4,465	9,135	5,281
Executive Variable Universal Life	36,648	2,548	44,240	24,998

T. Rowe Price Equity Income II Division:
Benefit Variable Universal Life	513	187	—	—
Executive Variable Universal Life	(1)	42	2,776	9

Vanguard VIF Balanced Division:
Benefit Variable Universal Life	271,315	145,276	511,271	416,660
Executive Variable Universal Life	802,522	450,768	1,898,786	1,656,289

Vanguard VIF Equity Index Division:
Benefit Variable Universal Life	222,219	155,982	408,477	340,150
Executive Variable Universal Life	831,230	594,580	2,750,881	2,512,019

Vanguard VIF Mid-Cap Index Division:
Benefit Variable Universal Life	136,497	124,986	245,820	188,478
Executive Variable Universal Life	753,517	642,835	999,584	889,712

Wells Fargo Advantage VT Asset Allocation Division:
Benefit Variable Universal Life	411	245	2,087	1,472
Executive Variable Universal Life	59,367	55,129	45,805	26,559
Flex Variable Life	210	—	—	—
PrinFlex Life®	12,491	11,251	17,104	18,224
Survivorship Variable Universal Life	200	137	116	146
Variable Universal Life Accumulator	2,675	1,910	4,729	1,574
Variable Universal Life Accumulator II	5,530	4,197	7,217	3,383
Variable Universal Life Income	6,721	1,592	7,377	1,042

Wells Fargo Advantage VT Equity Income Division:
Benefit Variable Universal Life	515	515	—	—
Executive Variable Universal Life	—	—	87	1,956
PrinFlex Life®	7,736	4,226	5,575	3,628
Survivorship Variable Universal Life	3,049	345	114	147
Variable Universal Life Accumulator	621	279	919	913
Variable Universal Life Accumulator II	3,790	6,567	3,993	1,771
Variable Universal Life Income	5,212	1,533	6,300	955

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Division	Purchased

Wells Fargo Advantage VT Large Company Growth Division:
Benefit Variable Universal Life	169	50	3,280	2,636
Executive Variable Universal Life	25,883	31,164	79,194	90,088
PrinFlex Life®	2,524	1,464	1,558	3,761
Survivorship Variable Universal Life	947	66	222	41
Variable Universal Life Accumulator	567	284	828	1,455
Variable Universal Life Accumulator II	6,055	4,545	5,865	2,414
Variable Universal Life Income	2,066	480	1,198	504
6. Financial Highlights
Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
Variable Life Separate Account has presented the following disclosures for 2007, 2006, 2005, 2004 and 2003 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which was effective January 1, 2001. Information for years prior to 2003 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each sub account that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

AIM V.I. Capital Appreciation Series I Division:
2007	267	$11.16 to $11.02	$2,977	0.00%	0.00% to 0.75%	12.01% to 11.17%
2006 (9)	294	9.96 to 9.91	2,929	0.08	0.0 to 0.75	(0.29) to (0.79)

AIM V.I. Capital Appreciation Series II Division:
2007	47	11.11	527	0.00	0.00	11.73
2006 (9)	42	9.95	421	–	0.00	(0.46)

AIM V.I. Core Equity Series I Division:
2007	687	12.75 to 12.14	8,761	1.22	0.00 to 0.75	8.12 to 7.30
2006	615	11.80 to 11.31	7,253	0.70	0.00 to 0.75	9.16 to 15.83
2005	182	10.11 to 9.77	1,842	1.71	0.00 to 0.75	5.31 to 4.60
2004	138	9.60 to 9.34	1,322	0.95	0.00 to 0.75	8.97 to 8.10
2003	138	8.81 to 8.64	1,218	1.20	0.00 to 0.75	24.44 to 23.61

AIM V.I. Core Equity Series II Division:
2007	237	18.58	4,410	1.04	0.00	7.88
2006	184	17.23	3,165	0.82	0.00	16.42
2005	16	14.79 to 14.80	237	1.70	0.00	3.35 to 5.11
2004	8	14.08	107	1.24	0.00	8.15
2003 (5)	3	12.96	41	1.92	0.00	31.78

AIM V.I. Dynamics Series I Division:
2007	172	12.35 to 11.75	2,118	–	0.00 to 0.75	12.19 to 11.34
2006	105	11.01 to 10.55	1,161	–	0.00 to 0.75	16.11 to 15.25
2005	76	9.48	722	–	0.00	10.75 to 11.01
2004	66	8.54 to 8.39	561	–	0.00 to 0.75	13.38 to 11.57
2003	73	7.55 to 7.52	555	–	0.00 to 0.75	37.77 to 39.00

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

AIM V.I. Global Health Care Series I Division:
2007	525	$13.17 to $12.53	$6,911	–	0.00% to 0.75%	11.86% to 11.01%
2006	502	11.77 to 11.29	5,911	–	0.00 to 0.75	5.23 to 4.45
2005	490	11.19 to 10.81	5,478	–	0.00 to 0.75	8.64 to 7.35
2004	389	10.35 to 10.07	4,028	–	0.00 to 0.75	7.57 to 6.76
2003	303	9.62 to 9.43	2,913	–	0.00 to 0.75	27.78 to 26.83

AIM V.I. International Growth Series I Division:
2007	348	22.55	7,850	0.48	0.00	14.72
2006	237	19.66	4,653	1.23	0.00	28.23
2005	135	15.33	2,070	1.08	0.00	17.92
2004	49	13.00	642	1.31	0.00	24.05
2003	2	10.48	16	0.69	0.00	29.06

AIM V.I. Mid Cap Core Equity Series II Division:
2007	2	12.30	26	0.07	0.00	9.28
2006	–	11.26	–	–	0.00	11.05
2005 (8)	–	10.14	–	–	0.00	0.78

AIM V.I. Small Cap Equity Series I Division:
2007 (11)	328	9.83 to $9.78	3,227	0.05	0.00% to 0.75	(0.20) to (0.70)

AIM V.I. Technology Series I Division:
2007	543	7.00 to 6.66	3,798	–	0.00 to 0.75	7.70 to 6.89
2006	428	6.50 to 6.23	2,783	–	0.00 to 0.75	10.48 to 9.66
2005	424	5.88 to 5.68	2,496	–	0.00 to 0.75	2.26 to 1.43
2004	388	5.75 to 5.60	2,233	–	0.00 to 0.75	4.73 to 3.70
2003	300	5.50 to 5.40	1,651	–	0.00 to 0.75	45.12 to 44.39

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

American Century VP Income & Growth Division:
2007	319	$13.04 to $12.40	$4,155	1.81%	0.00% to 0.75%	(0.07)% to (0.82)%
2006	329	13.04 to 12.51	4,291	1.75	0.00 to 0.75	17.09 to 16.21
2005	357	11.14 to 10.76	3,977	1.78	0.00 to 0.75	4.60 to 3.86
2004	286	10.65 to 10.36	3,042	1.34	0.00 to 0.75	13.06 to 12.12
2003	249	9.42 to 9.24	2,348	1.14	0.00 to 0.75	29.40 to 28.51

American Century VP Ultra Division:
2007	230	11.74 to 11.17	2,700	–	0.00 to 0.75	21.02 to 20.11
2006	265	9.70 to 9.30	2,574	–	0.00 to 0.75	(3.28) to (4.00)
2005	276	10.03 to 9.69	2,769	–	0.00 to 0.75	2.14 to 1.36
2004	229	9.82 to 9.56	2,246	–	0.00 to 0.75	10.71 to 9.89
2003	139	8.87 to 8.70	1,235	–	0.00 to 0.75	24.75 to 23.76

American Century VP II Income & Growth Division:
2007	130	14.41	1,880	1.53	0.00	(0.43)
2006	151	14.47	2,186	1.36	0.00	16.81
2005	96	12.39	1,191	1.32	0.00	4.56 to 4.73
2004	44	11.85	521	0.48	0.00	10.61
2003	7	10.53	73	0.32	0.00	29.19

American Century VP II International Division:
2007	41	18.88	766	0.53	0.00	17.92
2006	57	16.01	913	1.27	0.00	24.74
2005	40	12.84	513	0.95	0.00	13.13
2004	36	11.35	405	0.19	0.00	14.76
2003	11	9.89	112	–	0.00	24.40

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

American Century VP II MidCap Value Division:
2007	29	$12.01	$345	1.00%	0.00%	(2.43)%
2006	2	12.31	30	1.28	0.00	20.23
2005 (8)	–	10.24	–	–	0.00	1.89

American Century VP II Ultra Division:
2007	183	13.02	2,389	–	0.00	20.84
2006	190	10.78	2,052	–	0.00	(3.39)
2005	129	11.15	1,443	–	0.00	1.73 to 1.92
2004	69	10.94	756	–	0.00	10.59
2003	31	9.89	302	–	0.00	24.80

American Century VP II Value Division:
2007	798	14.66 to 14.05	11,692	1.36	0.00 to 0.75	(5.31) to (6.02)
2006	781	15.48 to 14.95	12,096	0.99	0.00 to 0.75	18.46 to 17.58
2005	550	13.07 to 12.71	7,183	0.49	0.00 to 0.75	4.98 to 4.01
2004	260	12.46 to 12.22	3,240	0.64	0.00 to 0.75	9.11 to 13.32
2003	129	10.92 to 10.78	1,410	0.65	0.00 to 0.75	28.81 to 27.85

American Century VP II Vista Division
2007	3	15.35	52	–	0.00	39.53
2006	–	11.00	4	–	0.00	8.88
2005 (8)	–	10.10	–	–	0.00	0.07

Asset Allocation Division:
2007	835	16.61 to 14.04	18,197	1.39	0.00 to 0.75	11.78 to 10.94
2006	930	20.09 to 12.66	18,155	0.75	0.00 to 0.75	12.77 to 11.93
2005	947	17.81 to 11.31	16,413	1.59	0.00 to 0.75	6.01 to 5.01
2004	952	12.45 to 10.77	15,589	3.16	0.00 to 0.75	8.19 to 7.68
2003	906	11.48 to 10.00	13,695	1.67	0.00 to 0.75	21.61 to 20.70

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Balanced Division:
2007	1,024	$13.19 to $37.64	$19,321	2.61%	0.00% to 0.75%	5.38% to 4.58%
2006	1,110	12.51 to 35.99	19,877	2.33	0.00 to 0.75	11.44 to 10.61
2005	1,144	14.95 to 32.54	18,459	2.42	0.00 to 0.75	6.79 to 5.99
2004	1,122	10.52 to 30.70	17,088	2.02	0.00 to 0.75	8.80 to 9.23
2003	1,074	9.56 to 28.11	15,053	2.71	0.00 to 0.75	18.82 to 17.94

Bond Division:
2007	2,827	15.60 to 33.88	51,557	4.31	0.00 to 0.75	3.41 to 2.63
2006	2,601	15.08 to 33.01	46,101	3.77	0.00 to 0.75	4.65 to 3.87
2005	2,326	14.41 to 31.78	39,645	4.33	0.00 to 0.75	2.49 to 1.73
2004	2,048	16.15 to 31.24	34,208	4.43	0.00 to 0.75	1.65 to 4.19
2003	1,833	13.40 to 29.98	29,416	3.72	0.00 to 0.75	3.71 to 3.80

Capital Value Division:
2007	3,226	13.45 to 49.65	66,964	1.61	0.00 to 0.75	(0.10) to (0.85)
2006	3,309	13.46 to 50.08	69,287	1.48	0.00 to 0.75	19.95 to 19.06
2005	3,216	16.62 to 42.06	56,597	0.01	0.00 to 0.75	6.95 to 6.00
2004	3,009	10.51 to 39.68	50,378	1.51	0.00 to 0.75	11.94 to 11.52
2003	2,785	9.35 to 35.58	42,124	1.53	0.00 to 0.75	25.49 to 24.56

Diversified International Division:
2007	4,479	19.85 to $20.05	115,426	0.89	0.00 to 0.75	16.09 to 15.22
2006	4,087	22.43 to 17.40	90,574	1.09	0.00 to 0.75	27.96 to 27.01
2005	3,529	13.36 to 13.70	61,107	0.96	0.00 to 0.75	23.82 to 22.87
2004	3,057	10.79 to 11.15	42,718	0.93	0.00 to 0.75	19.05 to 20.13
2003	2,654	8.92 to 9.28	30,677	0.96	0.00 to 0.75	32.33 to 31.34

Dreyfus IP Core Value Service Shares Division:
2007	47	14.72	692	1.43	0.00	2.79
2006	105	14.32	1,497	1.09	0.00	21.16
2005	97	11.82	1,146	0.32	0.00	5.25
2004	90	11.23	1,012	1.06	0.00	11.52
2003	45	10.07	457	0.65	0.00	28.12

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Dreyfus Socially Responsible Growth Service Shares Division:
2007	4	$12.00	$53	0.33%	0.00%	7.49%
2006	6	11.16	72	–	0.00	8.96
2005	6	10.25	66	–	0.00	3.43
2004	3	9.91	32	0.19	0.00	5.88
2003	2	9.36	16	–	0.00	25.81

Dreyfus VIF Appreciation Service Shares Division:
2007	100	13.50	1,350	1.10	0.00	6.85
2006	65	12.64	823	1.32	0.00	16.21
2005	64	10.88	692	–	0.00	4.11 to 4.21
2004	36	10.44 to 10.45	371	2.50	0.00	4.71 to 4.92
2003	5	9.96 to 9.97	46	4.05	0.00	20.73 to 20.83

Dreyfus VIF Developing Leaders Service Shares Division:
2007	312	10.76	3,359	0.44	0.0	(11.28)
2006	258	12.12	3,134	0.14	0.00	3.52
2005	227	11.71	2,653	–	0.00	5.50 to 5.59
2004	183	11.10	2,027	–	0.00	11.05
2003	99	9.99	991	–	0.00	31.35

Dreyfus VIF Quality Bond Service Shares Division:
2007	42	12.58	534	4.63	0.00	3.30
2006	69	12.18	841	4.45	0.00	3.90
2005	104	11.72	1,220	3.31	0.00	2.27
2004	51	11.46	589	3.93	0.00	3.06 to 3.24
2003	8	11.10 to 11.12	93	3.48	0.00	4.62 to 4.81

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Equity Growth Division:
2007	5,387	$11.47 to $10.58	$100,280	0.53%	0.00% to 0.75%	8.52% to 7.70%
2006	4,817	17.58 to 9.83	82,212	–	0.00 to 0.75	6.21 to 5.42
2005	4,923	9.95 to 9.32	79,040	–	0.00 to 0.75	7.57 to 6.76
2004	4,915	9.25 to 8.73	73,342	0.57	0.00 to 0.75	9.33 to 8.51
2003	4,706	8.46 to 8.05	64,209	0.49	0.00 to 0.75	25.95 to 25.01

Equity Income I Division:
2007 (10)	760	10.51 to 10.43	7,985	0.97	0.00 to 0.75	5.73 to 4.95

Fidelity VIP Equity-Income Initial Class Division:
2007	1,766	15.63 to 13.61	39,772	1.82	0.00 to 0.75	1.53 to 0.77
2006	1,847	23.04 to 13.50	41,081	3.30	0.00 to 0.75	20.19 to 19.30
2005	2,066	12.81 to 11.32	37,806	1.57	0.00 to 0.75	5.87 to 5.11
2004	1,980	12.11 to 10.77	34,571	1.41	0.00 to 0.75	11.53 to 10.69
2003	1,765	10.85 to 9.73	27,696	1.60	0.00 to 0.75	30.41 to 29.39

Fidelity VIP Equity-Income Service Class 2 Division:
2007	1,218	14.97	18,230	1.78	0.00	1.27
2006	966	14.78	14,282	2.93	0.00	19.93
2005	682	12.32	8,404	1.18	0.00	5.48 to 5.57
2004	425	11.67	4,958	0.73	0.00	9.80
2003	150	10.50	1,573	1.49	0.00	30.03

Fidelity VIP Growth Service Class 2 Division:
2007	771	14.44 to 13.85	11,141	0.35	0.00 to 0.75	26.66 to 25.71
2006	604	11.40 to 11.01	6,886	0.15	0.00 to 0.75	6.57 to 5.78
2005	552	10.70 to 10.40	5,911	0.24	0.00 to 0.75	5.52 to 4.63
2004	457	10.14 to 9.94	4,634	0.09	0.00 to 0.75	3.12 to 2.35
2003	194	9.83 to 9.72	1,909	0.03	0.00 to 0.75	32.54 to 31.55

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Fidelity VIP High Income Initial Class Division:
2007	468	$11.67 to $14.51	$6,413	8.53%	0.00% to 0.75%	2.79% to 2.01%
2006	497	11.35 to 14.23	6,628	7.86	0.00 to 0.75	11.24 to 10.41
2005	538	10.20 to 12.88	6,462	14.79	0.00 to 0.75	2.72 to 1.90
2004	534	9.93 to 12.64	6,248	7.98	0.00 to 0.75	9.60 to 8.78
2003	515	9.06 to 11.62	5,508	5.93	0.00 to 0.75	27.25 to 26.44

Fidelity VIP High Income Service Class 2 Division:
2007	346	16.63	5,763	9.10	0.00	2.54
2006	273	16.22	4,431	9.52	0.00	11.02
2005	175	14.61	2,559	13.92	0.00	(14.06) to 2.31
2004	90	14.28	1,290	4.29	0.00	6.14
2003	26	13.05	346	4.90	0.00	23.12

Fidelity VIP II Asset Manager Service Class 2 Division:
2007	137	14.75	2,023	5.47	0.00	15.17
2006	95	12.80	1,214	2.20	0.00	7.14
2005	78	11.95	931	2.71	0.00	3.73 to 3.82
2004	73	11.51 to 11.52	843	1.89	0.00	5.11 to 5.21
2003	49	10.95	538	0.40	0.00	17.62

Fidelity VIP II Contrafund Initial Class Division:
2007	3,031	19.22 to 18.42	96,471	0.93	0.00 to 0.75	17.59 to 16.71
2006	3,290	16.35 to 15.78	89,418	1.28	0.00 to 0.75	11.72 to 10.88
2005	3,384	14.63 to 14.23	82,291	0.28	0.00 to 0.75	16.95 to 16.07
2004	3,296	21.56 to 12.26	68,673	0.32	0.00 to 0.75	15.48 to 14.58
2003	3,121	18.67 to 10.70	56,443	0.43	0.00 to 0.75	28.49 to 27.53

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Fidelity VIP II Contrafund Service Class 2 Division:
2007	2,073	$19.42	$40,252	0.84%	0.00%	17.30%
2006	1,503	16.55	24,881	1.01	0.00	11.43
2005	828	14.85	12,302	0.08	0.00	16.56 to 16.65
2004	353	12.73	4,493	0.08	0.00	13.09
2003	71	11.06	785	0.07	0.00	28.20

Fidelity VIP III Mid Cap Service Class 2 Division:
2007	1,137	22.52	25,611	0.49	0.00	15.34
2006	854	19.53	16,681	0.16	0.00	12.40
2005	653	17.37	11,344	–	0.00	18.00
2004	315	14.72	4,632	–	0.00	19.66
2003	89	11.81	1,045	0.23	0.00	38.25

Franklin Income Securities Class 2 Division:
2007	531	17.71	9,407	2.73	0.00	3.76
2006	330	17.07	5,632	3.06	0.00	18.24
2005	331	14.44	4,772	3.29	0.00	1.62
2004	87	14.21	1,231	2.27	0.00	13.86
2003	18	12.48	230	1.67	0.00	31.78

Franklin Mutual Discovery Securities Class 2 Division:
2007	399	20.47	8,175	1.45	0.00	11.85
2006	294	18.31	5,390	0.96	0.00	23.05
2005	207	14.88	3,082	1.14	0.00	15.98
2004	69	12.83	884	0.79	0.00	18.25
2003	18	10.85	195	1.83	0.00	29.01

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Franklin Mutual Shares Class 2 Division:
2007	422	$16.18	$6,834	1.43%	0.00%	3.48%
2006	267	15.63	4,179	1.29	0.00	18.38
2005	138	13.21	1,825	0.95	0.00	10.54
2004	112	11.95	1,334	0.82	0.00	12.63
2003	51	10.61	536	1.11	0.00	25.27

Franklin Rising Dividends Securities Class 2 Division:
2007	208	13.99	2,916	2.71	0.00	(2.69)
2006	240	14.37	3,447	1.01	0.00	17.12
2005	229	12.27	2,808	1.00	0.00	3.37
2004	182	11.87	2,163	0.67	0.00	11.04
2003	75	10.69	796	0.91	0.00	24.59

Franklin Small Cap Value Securities Class 2 Division:
2007	320	16.29	5,220	0.63	0.00	(2.38)
2006	273	16.68	4,551	0.63	0.00	16.98
2005	173	14.26	2,470	0.76	0.00	8.77
2004	121	13.11	1,582	0.17	0.00	23.68
2003	53	10.60	562	0.23	0.00	32.17

Franklin Templeton Developing Markets Securities Class 2 Division:
2007	123	17.58	2,169	2.09	0.00	28.78
2006	65	13.65	889	1.20	0.00	28.09
2005 (8)	6	10.65	63	–	0.00	6.45

Franklin Templeton Foreign Securities Class 2 Division
2007 (12)	3	10.79	33	0.00	0.00	7.91

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Goldman Sachs Structured Small Cap Equity Service Class I Division:
2007	39	$9.31	$361	0.40%	0.00%	(16.48)%
2006	29	11.15	320	0.99	0.00	12.27
2005 (8)	6	9.93	61	–	0.00	(1.90)

Government & High Quality Bond Division:
2007	2,076	15.58 to 12.77	37,166	4.21	0.00 to 0.75	4.90 to 4.11
2006	1,672	14.85 to 12.27	28,513	4.08	0.00 to 0.75	4.23 to 3.45
2005	1,808	14.25 to 11.86	29,297	4.20	0.00 to 0.75	2.00 to 1.28
2004	1,753	13.97 to 11.71	27,666	4.45	0.00 to 0.75	0.95 to 2.78
2003	1,757	13.49 to 11.40	26,738	3.24	0.00 to 0.75	1.03 to 1.08

Growth Division:
2007	1,863	10.88 to 12.09	30,968	0.16	0.00 to 0.75	23.20 to 22.27
2006	1,938	8.83 to 9.89	25,963	0.25	0.00 to 0.75	9.92 to 9.10
2005	1,892	12.62 to 9.06	23,025	0.66	0.00 to 0.75	12.38 to 11.30
2004	1,841	7.17 to 8.14	19,950	0.31	0.00 to 0.75	9.38 to 8.56
2003	1,783	6.56 to 7.50	17,715	0.20	0.00 to 0.75	26.46 to 25.52

International Emerging Markets Division:
2007	700	41.50 to 39.79	29,043	0.86	0.00 to 0.75	31.09 to 41.04
2006	577	29.21 to 28.21	16,848	–	0.00 to 0.75	38.32 to 37.29
2005	425	21.11 to 20.55	8,966	1.50	0.00 to 0.75	34.29 to 33.27
2004	197	15.72 to 15.42	3,101	0.86	0.00 to 0.75	24.89 to 23.95
2003	82	12.59 to 12.44	1,036	1.41	0.00 to 0.75	57.20 to 56.03

International SmallCap Division:
2007	1,754	31.92 to 25.00	65,296	1.43	0.00 to 0.75	9.23 to 8.41
2006	1,631	29.22 to 23.06	55,554	0.50	0.00 to 0.75	30.38 to 29.41
2005	1,589	26.36 to 17.82	41,268	0.49	0.00 to 0.75	29.22 to 28.20
2004	1,264	17.36 to 13.90	25,361	0.69	0.00 to 0.75	19.97 to 29.23
2003	951	15.68 to 10.76	14,705	1.26	0.00 to 0.75	54.15 to 53.00

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Janus Aspen Balanced Service Shares Division:
2007	73	$14.96	$1,099	2.74%	0.00%	10.29%
2006	29	13.56	397	2.01	0.00	10.41
2005	7	12.28 to 12.29	83	2.31	0.00	7.62 to 7.90
2004	4	11.39 to 11.41	47	1.49	0.00	8.06 to 8.25
2003	19	10.54	198	2.00	0.00	13.70

Janus Aspen Flexible Bond Service Shares Division:
2007	273	13.58	3,708	4.37	0.00	6.80
2006	256	12.71	3,260	3.98	0.00	3.98
2005	244	12.23	2,985	5.16	0.00	1.66 to 1.75
2004	202	12.02 to 12.03	2,429	6.44	0.00	3.71 to 3.80
2003	177	11.59	2,053	4.91	0.00	6.14

Janus Aspen Fundamental Equity Service Shares Division:
2007	155	15.84	2,460	0.11	0.00	10.79
2006	128	14.29	1,834	0.08	0.00	9.69
2005	81	13.03	1,049	0.02	0.00	15.31
2004	34	11.30	379	–	0.00	13.23
2003	29	9.98	288	0.28	0.00	25.06

Janus Aspen International Growth Service Shares Division:
2007	119	30.68	3,665	0.50	0.00	28.02
2006	33	23.96	791	2.21	0.00	46.63
2005	2	16.33 to 16.34	38	4.00	0.00	31.91 to 31.99
2004	–	12.39	–	–	0.00	18.69
2003	–	10.44	–	–	0.00	34.53

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Janus Aspen Mid Cap Growth Service Shares Division:
2007	548	$13.65 to $12.98	$7,471	0.07%	0.00% to 0.75%	21.74% to 20.83%
2006	356	11.21 to 10.75	3,986	–	0.00 to 0.75	13.31 to 12.46
2005	382	9.89 to 9.56	3,774	–	0.00 to 0.75	12.00 to 11.29
2004	324	8.83 to 8.59	2,857	–	0.00 to 0.75	20.46 to 19.47
2003	284	7.33 to 7.19	2,079	–	0.00 to 0.75	34.74 to 33.89

Janus Aspen Worldwide Growth Service Shares Division:
2007	74	13.72	1,011	0.60	0.00	9.36
2006	62	12.54	777	1.63	0.00	17.94
2005	53	10.63	562	1.26	0.00	5.56
2004	40	10.07	406	1.40	0.00	4.46
2003	9	9.64	88	0.95	0.00	23.75

JP Morgan Bond Series Trust II Division:
2007	228	12.57	2,866	6.61	0.00	1.33
2006	126	12.40	1,560	3.24	0.00	4.14
2005	57	11.91	683	3.11	0.00	2.85
2004	26	11.58	306	1.85	0.00	4.23
2003	5	11.11	56	1.62	0.00	3.73

JP Morgan Small Company Series Trust II Division:
2007	189	14.94	2,820	0.01	0.00	(5.67)
2006	159	15.83	2,516	–	0.00	15.01
2005	116	13.77	1,591	–	0.00	3.46
2004	66	13.31	872	–	0.00	27.13
2003	25	10.47	262	–	0.00	35.97

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

LargeCap Blend Division:
2007	881	$14.49 to $13.89	$12,770	0.67%	0.00% to 0.75%	5.13% to 4.34%
2006	751	13.78 to 13.31	10,347	0.62	0.00 to 0.75	15.82 to 14.95
2005	588	11.90 to 11.58	6,999	0.01	0.00 to 0.75	4.85 to 3.95
2004	388	11.36 to 11.14	4,411	1.24	0.00 to 0.75	10.14 to 9.53
2003	229	10.30 to 10.17	2,358	0.95	0.00 to 0.75	23.76 to 22.83

LargeCap Stock Index Division
2007	3,380	12.24 to 11.88	41,350	1.38	0.00 to 0.75	5.15 to 4.36
2006	3,618	11.64 to 11.38	42,105	1.32	0.00 to 0.75	15.57 to 14.71
2005	3,663	10.07 to 9.92	36,888	0.02	0.00 to 0.75	4.46 to 3.66
2004	3,215	9.64 to 9.57	30,994	1.58	0.00 to 0.75	10.12 to 9.56
2003 (5)	2,829	8.73	24,713	1.27	0.00 to 0.75	28.32 to 27.36

LargeCap Value Division:
2007	1,454	15.00 to 14.38	21,793	1.26	0.00 to 0.75	(3.71) to (4.44)
2006	1,149	15.57 to 15.04	17,887	0.86	0.00 to 0.75	21.55 to 20.64
2005	733	12.81 to 12.47	9,392	0.01	0.00 to 0.75	5.43 to 4.61
2004	480	12.15 to 11.91	5,836	1.71	0.00 to 0.75	10.12 to 12.24
2003	271	10.75 to 10.62	2,909	1.81	0.00 to 0.75	28.05 to 27.10

MFS VIT Emerging Growth Service Class Division:
2007	45	15.58	698	–	0.00	20.87
2006	29	12.89	373	–	0.00	7.61
2005	19	11.97	228	–	0.00	8.92
2004	14	10.99	157	–	0.00	12.60 to 12.72
2003	5	9.76	49	–	0.00	29.83 to 29.96

MFS VIT Global Equity Service Class Division:
2007	17	13.83	235	1.97	0.00	8.97
2006	11	12.69	144	–	0.00	24.02
2005 (8)	–	10.23	–	–	0.00	2.11

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

MFS VIT MidCap Growth Service Class Division
2007	46	$12.86	$587	—	0.00%	9.51%
2006	44	11.75	522	–	0.00	2.30
2005	43	11.48	488	–	0.00	2.87
2004	38	11.16	426	–	0.00	14.34
2003	10	9.76	96	–	0.00	36.50

MFS VIT New Discovery Service Class Division:
2007	127	13.04	1,660	–	0.00	2.25
2006	107	12.75	1,370	–	0.00	12.93
2005	114	11.29	1,285	–	0.00	4.93 to 5.02
2004	81	10.75	868	–	0.00	6.21
2003	7	10.12	76	–	0.00	33.43

MFS VIT Research International Service Class Division:
2007 (12)	–	10.58	3	–	0.00	5.74

MFS VIT Value Service Class Division:
2007	182	16.37	2,986	0.64	0.00	7.59
2006	82	15.21	1,244	0.76	0.00	20.51
2005	47	12.62	589	0.68	0.00	6.41
2004	31	11.86	362	0.36	0.00	14.81
2003	39	10.33	407	0.06	0.00	24.76

MidCap Division:
2007	2,726	24.00 to 93.24	92,374	0.61	0.00 to 0.75	9.45 to 8.63
2006	2,895	21.92 to 85.84	90,511	1.03	0.00 to 0.75	14.23 to 13.38
2005	2,943	24.24 to 75.71	81,479	–	0.00 to 0.75	9.24 to 8.39
2004	2,818	17.58 to 69.85	72,635	1.04	0.00 to 0.75	12.68 to 16.88
2003	2,533	14.93 to 59.76	56,919	1.09	0.00 to 0.75	32.81 to 31.82

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

MidCap Growth Division:
2007	1,286	$15.45 to $13.54	$19,870	0.11%	0.00% to 0.75%	10.78% to 9.95%
2006	1,223	13.95 to 12.32	17,067	–	0.00 to 0.75	9.65 to 8.83
2005	1,145	12.72 to 11.32	14,572	–	0.00 to 0.75	13.77 to 12.86
2004	985	11.18 to 10.03	11,019	–	0.00 to 0.75	11.82 to 10.98
2003	794	10.00 to 9.04	7,945	–	0.00 to 0.75	40.58 to 39.53

MidCap Value Division:
2007	1,428	18.03 to 17.15	25,741	0.63	0.00 to 0.75	(1.04) to (1.78)
2006	1,250	18.22 to 17.47	22,766	0.23	0.00 to 0.75	13.28 to 12.43
2005	1,090	16.08 to 15.53	17,532	–	0.00 to 0.75	10.59 to 9.68
2004	796	14.55 to 14.16	11,580	0.10	0.00 to 0.75	16.73 to 21.75
2003	500	11.86 to 11.63	5,934	0.08	0.00 to 0.75	36.49 to 35.47

Money Market Division:
2007	7,747	13.07 to 20.57	114,089	4.65	0.00 to 0.75	4.89 to 4.11
2006	5,764	12.46 to 19.76	80,848	4.47	0.00 to 0.75	4.63 to 3.85
2005	4,884	13.46 to 19.01	65,437	2.59	0.00 to 0.75	2.67 to 1.88
2004	3,881	11.60 to 18.67	50,588	0.88	0.00 to 0.75	0.46 to 0.16
2003	3,420	11.50 to 18.64	44,163	0.74	0.00 to 0.75	0.59 to (0.02)

Neuberger Berman AMT Fasciano S Class Division:
2007	13	10.51	134	–	0.00	0.52
2006	7	10.45	78	–	0.00	5.25
2005 (8)	–	9.93	–	–	0.00	(1.19)

Neuberger Berman AMT Guardian I Class Division:
2007	36	15.00	547	0.30	0.00	7.39
2006	19	13.96	261	0.73	0.00	13.38
2005	14	12.32	172	0.12	0.00	8.45
2004	1	11.36	8	0.16	0.00	15.80
2003	–	9.81	–	–	0.00	31.76

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Neuberger Berman AMT Partners I Class Division:
2007	131	$12.49	$1,632	0.79%	0.00%	9.34%
2006	54	11.42	611	0.96	0.00	12.24
2005 (8)	–	10.18	–	–	0.00	0.71

Principal LifeTime Strategic Income Division:
2007	33	12.72	421	1.24	0.00	2.12
2006	12	12.46	150	0.06	0.00	10.26
2005	1	11.30	7	0.13	0.00	0.91
2004 (7)	–	10.77	–	–	0.00	7.23

Principal LifeTime 2010 Division:
2007	117	13.46	1,579	1.03	0.00	3.74
2006	58	12.98	754	0.02	0.00	12.30
2005	12	11.55	137	0.01	0.00	0.89
2004 (7)	–	10.93	–	–	0.00	8.77
Principal LifeTime 2020 Division:
2007	415	14.26	5,925	0.48	0.00	4.87
2006	195	13.60	2,652	–	0.00	15.16
2005	46	11.81	542	0.01	0.00	1.04
2004 (7)	–	11.06	4	3.95	0.00	9.96

Principal LifeTime 2030 Division:
2007	484	14.37	6,949	0.37	0.00	5.97
2006	238	13.56	3,224	0.01	0.00	14.83
2005	56	11.81	665	0.08	0.00	1.04
2004 (7)	13	11.06	140	7.05	0.00	9.94

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Principal LifeTime 2040 Division:
2007	348	$14.71	$5,120	0.30%	0.00%	6.54%
2006	148	13.81	2,050	0.02	0.00	15.13
2005	36	11.99	433	0.08	0.00	1.11
2004 (7)	12	11.18	136	3.65	0.00	11.01

Principal LifeTime 2050 Division:
2007	238	14.80	3,526	0.21	0.00	6.62
2006	123	13.88	1,712	0.01	0.00	15.49
2005	31	12.02	375	0.07	0.00	1.02
2004 (7)	7	11.17	77	2.53	0.00	10.85

Putnam VT Growth & Income Class IB Division:
2007	26	13.11	344	1.27	0.00	(6.04)
2006	23	13.95	324	3.50	0.00	15.91
2005	23	12.04	276	1.32	0.00	5.24
2004	14	11.44	158	1.19	0.00	11.11
2003	5	10.30	51	5.15	0.00	27.48

Putnam VT International Equity Class IB Division:
2007	206	18.56	3,826	2.57	0.00	8.37
2006	211	17.13	3,621	0.55	0.00	27.72
2005	159	13.41	2,132	1.26	0.00	12.22
2004	125	11.95	1,488	0.98	0.00	16.13
2003	70	10.29	722	0.75	0.00	28.63

Putnam VT Voyager Class IB Division:
2007	2,118	10.46 to 9.15	26,410	–	0.00 to 0.75	5.52 to 4.73
2006	2,477	9.91 to 8.73	29,288	0.11	0.00 to 0.75	5.44 to 4.65
2005	2,670	9.40 to 8.34	29,775	0.67	0.00 to 0.75	5.74 to 4.91
2004	2,733	10.69 to 7.95	28,828	0.24	0.00 to 0.75	5.01 to 4.19
2003	2,804	8.47 to 7.63	28,108	0.36	0.00 to 0.75	24.93 to 24.07

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Real Estate Securities Division:
2007	1,181	$33.37 to $27.46	$39,639	0.84%	0.00% to 0.75%	(17.69)% to (18.31)%
2006	1,556	40.54 to 33.61	63,389	1.46	0.00 to 0.75	36.61 to 35.59
2005	1,364	29.68 to $24.79	40,749	0.02	0.00 to 0.75	15.98 to 15.03
2004	1,171	25.62 to 21.56	30,221	2.42	0.00 to 0.75	18.19 to 33.52
2003	863	19.04 to 16.15	16,564	3.75	0.00 to 0.75	38.91 to 37.87

SAM Balanced Portfolio Division:
2007 (12)	78	10.40	814	—	0.00	4.01

SAM Conservative Balanced Portfolio Division:
2007 (12)	17	10.37	175	—	0.00	3.72

SAM Conservative Growth Portfolio Division:
2007 (12)	212	10.40	2,205	0.12	0.00	3.96

SAM Flexible Income Portfolio Division:
2007 (12)	5	10.31	54	—	0.00	3.08

SAM Strategic Growth Portfolio Division:
2007 (12)	200	10.40	2,075	0.42	0.00	3.82

Short Term Bond Division:
2007	341	11.14 to 10.76	3,800	3.48	0.00 to 0.75	3.07 to 2.30
2006	256	10.81 to 10.52	2,765	2.72	0.00 to 0.75	4.44 to 3.66
2005	220	10.35 to 10.15	2,278	1.61	0.00 to 0.75	1.77 to 0.00
2004	171	10.17 to 10.05	1,735	—	0.00 to 0.75	0.10 to 0.54
2003 (6)	11	10.04 to 9.99	107	2.61	0.00	0.28 to (0.19)

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

SmallCap Division:
2007	1,793	$15.18 to $13.23	$27,223	0.30%	0.00% to 0.75%	1.65% to 0.88%
2006	1,819	14.94 to 13.11	27,178	0.15	0.00 to 0.75	12.70 to 11.86
2005	1,682	13.79 to 11.72	22,304	0.02	0.00 to 0.75	7.07 to 6.26
2004	1,476	12.38 to 11.03	18,289	—	0.00 to 0.75	19.82 to 18.93
2003	1,260	10.33 to 9.28	13,044	0.11	0.00 to 0.75	36.82 to 35.80

SmallCap Growth Division:
2007	1,810	9.97 to 7.79	22,496	—	0.00 to 0.75	5.00 to 4.21
2006	1,862	9.49 to 7.47	22,043	—	0.00 to 0.75	8.97 to 8.16
2005	1,785	11.00 to 6.91	19,372	—	0.00 to 0.75	6.80 to 5.82
2004	1,663	8.17 to 6.53	16,914	—	0.00 to 0.75	11.24 to 10.41
2003	1,540	7.34 to 5.91	14,060	—	0.00 to 0.75	45.64 to 44.56

SmallCap Value Division:
2007	1,376	26.21 to 18.08	36,103	0.37	0.00 to 0.75	(9.52) to (10.20)
2006	1,496	28.96 to 20.13	43,354	0.31	0.00 to 0.75	18.64 to 17.76
2005	1,479	24.41 to 17.10	36,124	0.04	0.00 to 0.75	6.22 to 5.43
2004	1,257	22.98 to 16.22	28,904	0.17	0.00 to 0.75	17.18 to 22.16
2003	967	18.67 to 13.27	18,054	0.47	0.00 to 0.75	50.61 to 49.48

Summit Russell 2000 Small Cap Index Division:
2007	61	11.48	699	0.39	0.00	(2.40)
2006	23	11.76	272	0.04	0.00	17.35
2005 (8)	—	10.02	—	—	0.00	(0.74)

Summit S&P MidCap 400 Index Division:
2007 (13)	—	10.08	—	—	0.00	2.73

T. Rowe Price Equity Income II Division
2007	3	12.28	37	1.58	0.00	3.03
2006	3	11.92	33	1.67	0.00	18.65
2005 (8)	—	10.04	—	—	0.00	(0.05)

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Vanguard VIF Balanced Division:
2007	1,343	$16.25	$21,822	2.38%	0.00%	8.36%
2006	865	15.00	12,974	2.13	0.00	14.96
2005	528	13.04	6,888	1.95	0.00	6.80
2004	256	12.21	3,122	1.87	0.00	11.30
2003	78	10.97	859	2.18	0.00	20.42

Vanguard VIF Equity Index Division:
2007	1,448	14.63	21,186	1.44	0.00	5.38
2006	1,146	13.88	15,900	1.53	0.00	15.71
2005	838	12.00	10,057	1.56	0.00	4.80
2004	582	11.45	6,657	0.96	0.00	10.84
2003	277	10.33	2,861	0.68	0.00	28.48

Vanguard VIF Mid-Cap Index Division:
2007	636	17.58	11,182	1.10	0.00	6.14
2006	514	16.57	8,510	0.94	0.00	13.75
2005	346	14.56	5,046	0.74	0.00	13.93
2004	152	12.78	1,946	0.53	0.00	20.34
2003	30	10.62	317	0.53	0.00	34.09

Wells Fargo Advantage VT Asset Allocation Division:
2007	116	15.09 to 14.47	1,750	2.28	0.00 to 0.75	7.60 to 6.79
2006	103	14.03 to 13.55	1,442	2.38	0.00 to 0.75	12.14 to 11.30
2005	71	12.51 to 12.17	885	2.16	0.00 to 0.75	6.11 to 4.20
2004	61	11.91 to 11.68	725	2.14	0.00	8.68 to 8.52
2003	38	10.90 to 10.76	417	1.67	0.00	22.10 to 21.18

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total
		Corresponding to	Net	Investment	Ratio (2)	Return (3) (4)
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Highest

Wells Fargo Advantage VT Equity Income Division:
2007	43	$14.26 to $13.67	$611	1.54%	0.00% to 0.75%	2.80% to 2.03%
2006	35	13.87 to 13.40	491	1.57	0.00	18.55 to 17.67
2005	28	11.70	325	1.49	0.00	5.12 to 5.41
2004	16	11.11 to 10.89	179	1.68	0.00	8.87 to 10.25
2003	11	10.00 to 9.88	111	1.73	0.00	26.21 to 25.27

Wells Fargo Advantage VT Large Company Growth Division:
2007	72	11.75 to 11.26	850	—	0.00 to 0.75	7.61 to 6.80
2006	72	10.92 to 10.54	788	—	0.00	2.35 to 1.59
2005	81	10.67	863	0.17	0.00	3.39 to 5.75
2004	28	10.09 to 9.89	280	—	0.00	3.26 to 2.48
2003	5	9.77 to 9.65	53	—	0.00	26.28 to 25.34

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(5)	Commencement of operations, February 22, 2003.

(6)	Commencement of operations, May 17, 2003.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

(7)	Commencement of operations, August 23, 2004.

(8)	Commencement of operations, November 21, 2005.

(9)	Commencement of operations, April 28, 2006.

(10)	Commencement of operations, January 5, 2007.

(11)	Commencement of operations, April 30, 2007.

(12)	Commencement of operations, May 1, 2007.

(13)	Commencement of operations, November 19, 2007.

(14)	Accumulation units outstanding and/or net assets less than 500 unit or $500.

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)
     There are divisions that have unit values and total returns outside of the ranges indicated above. The following is a list of the divisions and corresponding unit values and total returns falling outside the ranges.

	2007	2007
Division	Unit Value	Total Return

Asset Allocation Division	$22.45	—%
Diversified International Division	26.04	—
Equity Growth Division	19.08	—
Fidelity VIP Equity-Income Initial Class Division	23.39	—
Fidelity VIP II Contrafund Initial Class Division	33.12	—
Government & High Quality Bond Division	18.10	—
Growth Division	17.09	—
International Emerging Markets	—	42.11
International SmallCap Division	37.53	—
LargeCap Stock Index Division	12.29	—
MidCap Growth Division	15.62	—
Putnam VT Voyager Class IB Division	12.58	—
Real Estate Securities Division	35.92	—
SmallCap Division	15.80	—
SmallCap Growth Division	12.59	—
SmallCap Value Division	28.09	—
Summit Russell 2000 Small Cap Index	—	2.19

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2006	2006
Division	Unit Value	Total Return

AIM V.I. Core Equity Series I Division	$—	16.70%
Asset Allocation Division	20.09	—
Diversified International Division	22.43	—
Equity Growth Division	17.58	—
Fidelity VIP Equity-Income Initial Class Division	23.04	—
Fidelity VIP II Contrafund Initial Class Division	28.16	—
Government & High Quality Bond Division	17.25	—
Growth Division	13.87	—
International SmallCap Division	34.36	—
LargeCap Stock Index Division	11.68	—
MidCap Growth Division	14.10	—
Putnam VT Voyager Class IB Division	11.92	—
Real Estate Securities Division	43.64	—
SmallCap Division	15.54	—
SmallCap Growth Division	11.99	—
SmallCap Value Division	31.04	—

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2005	2005
Division	Unit Value	Total Return

Asset Allocation Division	$17.81	—%
Diversified International Division	17.53	—
Equity Growth Division	16.55	—
Fidelity VIP II Contrafund Initial Class Division	25.21	—
Fidelity VIP Equity-Income Initial Class Division	19.17	—
Government & High Quality Bond Division	16.55	—
Growth Division	12.62	—
International SmallCap Division	26.35	—
LargeCap Stock Index Division	10.11	—
MidCap Growth Division	12.86	—
Principal LifeTime Strategic Income Division	—	4.96
Principal LifeTime 2010 Division	—	5.70
Principal LifeTime 2020 Division	—	6.77
Principal LifeTime 2030 Division	—	6.76
Principal LifeTime 2040 Division	—	7.27
Principal LifeTime 2050 Division	—	7.56
Putnam VT Voyager Class IB Division	11.30	—
Real Estate Securities Division	31.94	—
SmallCap Division	13.79	—
SmallCap Growth Division	11.00	—
SmallCap Value Division	26.16	—

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2004	2004
Division	Unit Value	Total Return

AIM V.I. Core Equity Series I Division	$—	8.67%
AIM V.I. Global Health Care Series I Division	—	9.25
American Century VP II Income & Growth Division	—	12.57
American Century VP II Ultra Division	—	11.93
American Century VP II Value Division	—	14.17
Asset Allocation Division	16.84	8.49
Balanced Division	—	10.05
Bond Division	—	4.98
Capital Value Division	—	12.36
Diversified International Division	14.16	21.03
Dreyfus VIF Developing Leaders Service Shares Division	—	12.32
Equity Growth Division	15.39	14.30
Fidelity VIP Equity-Income Initial Class Division	18.11	—
Fidelity VIP Equity-Income Service Class 2 Division	—	11.23
Fidelity VIP Growth Service Class 2 Division	—	9.71
Fidelity VIP High Income Service Class 2 Division	—	9.38
Fidelity VIP II Contrafund Initial Class Division	21.56	—
Fidelity VIP II Contrafund Service Class 2 Division	—	15.16
Fidelity VIP III MidCap Service Class 2 Division	—	24.66
Government & High Quality Bond Division	16.23	3.56
Growth Division	11.26	11.59
International Emerging Markets Division	—	25.38
International SmallCap Division	20.41	30.20
LargeCap Blend Division	—	10.36
LargeCap Stock Index Division	9.68	10.39
LargeCap Value Division	—	13.09
MFS VIT New Discovery Service Class Division	—	19.50
MidCap Division	—	17.76
MidCap Growth Division	11.31	16.31
MidCap Value Division	—	22.67
Money Market Division	—	0.92

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2004	2004
Division	Unit Value	Total Return

Putnam VT Voyager Class IB Division	$10.69	—%
Real Estate Securities Division	27.57	34.53
Short Term Bond Division	—	1.30
SmallCap Division	12.88	19.97
SmallCap Growth Division	10.31	18.77
SmallCap Value Division	24.63	23.08
Wells Fargo Advantage VT Asset Allocation Division	—	9.34
Wells Fargo Advantage VT Equity Income Division	—	11.08
Wells Fargo Advantage VT Large Company Growth Division	—	10.17

	2003	2003
Division	Unit Value	Total Return

AIM V.I. Global Health Care Series I Division	$—	33.41%
American Century VP II Income & Growth Division	—	36.62
American Century VP II Ultra Division	—	31.61
American Century VP II Value Division	—	38.32
Asset Allocation Division	15.52	25.81
Balanced Division	—	22.00
Bond Division	—	4.59
Capital Value Division	—	31.63
Diversified International Division	11.70	39.49
Dreyfus VIF Developing Leaders Service Shares Division	—	38.35
Equity Growth Division	14.08	31.78
Fidelity VIP Equity-Income Initial Class Division	16.23	—
Fidelity VIP Equity-Income Service Class 2 Division	—	39.07
Fidelity VIP Growth Service Class 2 Division	—	39.38
Fidelity VIP High Income Service Class 2 Division	—	26.75

Principal Life Insurance Company
Variable Life Separate Account
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2003	2003
Division	Unit Value	Total Return

Fidelity VIP II Contrafund Initial Class Division	$18.67	—%
Fidelity VIP II Contrafund Service Class 2 Division	—	34.49
Fidelity VIP III MidCap Service Class 2 Division	—	43.45
Government & High Quality Bond Division	15.67	1.84
Growth Division	10.29	30.36
International Emerging Markets Division	—	57.96
International SmallCap Division	15.68	60.40
LargeCap Blend Division	—	30.73
LargeCap Stock Index Division	—	35.13
LargeCap Value Division	—	35.68
MFS VIT New Discovery Service Class Division	—	40.90
MidCap Division	—	39.20
MidCap Growth Division	10.11	44.98
MidCap Value Division	—	41.62
Money Market Division	—	0.73
Putnam VT Voyager Class IB Division	10.18	—
Real Estate Securities Division	20.50	39.44
SmallCap Division	10.75	49.61
SmallCap Growth Division	9.27	54.53
SmallCap Value Division	20.01	60.92
Wells Fargo VT Asset Allocation Division	—	27.48
Wells Fargo VT Equity Income Division	—	33.81
Wells Fargo VT Large Company Growth Division	—	33.54

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Principal Life Insurance Company
     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain non-monetary exchanges of similar productive assets (primarily real estate) effective July 1, 2005, its pension and other post-retirement benefits effective December 31, 2006, and for the treatment of modifications or exchanges of insurance contracts and income tax contingencies effective January 1, 2007.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 7, 2008

3

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2007	2006
	(in millions)
Assets
Fixed maturities, available-for-sale	$44,236.7	$42,168.8
Fixed maturities, trading	302.1	197.9
Equity securities, available-for-sale	309.7	645.3
Equity securities, trading	223.9	148.2
Mortgage loans	12,101.0	11,141.9
Real estate	859.6	801.4
Policy loans	853.7	850.7
Other investments	1,335.1	933.6

Total investments	60,221.8	56,887.8
Cash and cash equivalents	1,447.3	1,898.7
Accrued investment income	766.3	713.7
Premiums due and other receivables	866.0	839.4
Deferred policy acquisition costs	2,626.7	2,265.9
Property and equipment	435.4	404.7
Goodwill	244.0	229.5
Other intangibles	190.0	197.1
Separate account assets	75,743.3	69,451.7
Assets of discontinued operations	—	54.2
Other assets	1,610.0	1,509.4

Total assets	$144,150.8	$134,452.1

Liabilities
Contractholder funds	$40,267.5	$36,782.7
Future policy benefits and claims	15,622.9	15,004.2
Other policyholder funds	526.6	613.6
Short-term debt	344.5	412.2
Long-term debt	186.9	256.1
Income taxes currently payable	5.6	9.1
Deferred income taxes	386.3	758.1
Separate account liabilities	75,743.3	69,451.7
Liabilities of discontinued operations	—	43.0
Other liabilities	4,590.5	4,320.1

Total liabilities	137,674.1	127,650.8

Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,595.9	5,515.3
Retained earnings	760.8	670.9
Accumulated other comprehensive income	117.5	612.6

Total stockholder’s equity	6,476.7	6,801.3

Total liabilities and stockholder’s equity	$144,150.8	$134,452.1

See accompanying notes.

4

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Revenues
Premiums and other considerations	$4,387.7	$4,066.2	$3,727.4
Fees and other revenues	1,996.8	1,634.3	1,486.6
Net investment income	3,552.5	3,352.8	3,131.0
Net realized/unrealized capital gains (losses)	(348.4)	30.4	(17.5)

Total revenues	9,588.6	9,083.7	8,327.5
Expenses
Benefits, claims and settlement expenses	5,908.6	5,293.3	4,873.6
Dividends to policyholders	293.8	290.7	293.0
Operating expenses	2,464.1	2,231.0	2,063.0

Total expenses	8,666.5	7,815.0	7,229.6

Income from continuing operations before income taxes	922.1	1,268.7	1,097.9
Income taxes	201.2	320.0	286.0

Income from continuing operations, net of related income taxes	720.9	948.7	811.9
Income from discontinued operations, net of related income taxes	20.2	28.9	20.2

Net income	$741.1	$977.6	$832.1

See accompanying notes.

5

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
	(in millions)
Balances at January 1, 2005	$2.5	$5,112.7	$238.3	$1,302.8	$6,656.3
Capital contributions	—	34.0	—	—	34.0
Capital transactions of equity method investee, net of related income taxes	—	(0.1)	—	—	(0.1)
Stock-based compensation and additional related tax benefits	—	44.4	—	—	44.4
Tax benefits related to demutualization	—	163.8	—	—	163.8
Dividends to parent	—	—	(200.0)	—	(200.0)
Comprehensive income:
Net income	—	—	832.1	—	832.1
Net unrealized losses, net	—	—	—	(442.4)	(442.4)
Foreign currency translation adjustment, net	—	—	—	0.7	0.7
Minimum pension liability, net of related income taxes	—	—	—	(6.2)	(6.2)

Comprehensive income					384.2

Balances at December 31, 2005	2.5	5,354.8	870.4	854.9	7,082.6
Capital contributions	—	93.8	—	—	93.8
Capital transactions of equity method investee, net of related income taxes	—	1.7	—	—	1.7
Stock-based compensation and additional related tax benefits	—	65.0	(0.9)	—	64.1
Dividends to parent	—	—	(1,176.2)	—	(1,176.2)
Transition adjustment related to post-retirement benefit obligations, net of related income taxes	—	—	—	23.3	23.3
Comprehensive income:
Net income	—	—	977.6	—	977.6
Net unrealized losses, net	—	—	—	(269.9)	(269.9)
Foreign currency translation adjustment, net	—	—	—	1.6	1.6
Minimum pension liability, net of related income taxes	—	—	—	2.7	2.7

Comprehensive income					712.0

Balances at December 31, 2006	$2.5	$5,515.3	$670.9	$612.6	$6,801.3

6

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity — (continued)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
			(in millions)
Balances at January 1, 2007	$2.5	$5,515.3	$670.9	$612.6	$6,801.3
Capital contributions	—	13.9	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	64.4
Dividends to parent	—	—	(650.0)	—	(650.0)
Comprehensive income:
Net income	—	—	741.1	—	741.1
Net unrealized losses, net	—	—	—	(550.8)	(550.8)
Foreign currency translation adjustment, net	—	—	—	3.0	3.0
Unrecognized post-retirement benefit obligation, net of related income taxes	—	—	—	52.7	52.7

Comprehensive income					246.0

Balances at December 31, 2007	$2.5	$5,595.9	$760.8	$117.5	$6,476.7

See accompanying notes.

7

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Operating activities
Net income	$741.1	$977.6	$832.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	(20.2)	(28.9)	(20.2)
Amortization of deferred policy acquisition costs	351.4	236.8	238.8
Additions to deferred policy acquisition costs	(568.7)	(445.8)	(440.6)
Accrued investment income	(52.6)	(46.4)	1.2
Net cash flows for trading securities	(180.7)	(93.0)	(29.4)
Premiums due and other receivables	(136.6)	(98.7)	(63.3)
Contractholder and policyholder liabilities and dividends	1,912.4	1,692.9	1,430.3
Current and deferred income taxes	(105.8)	125.0	(445.1)
Net realized/unrealized capital (gains) losses	348.4	(30.4)	17.5
Depreciation and amortization expense	88.8	79.3	82.1
Mortgage loans held for sale, acquired or originated	(27.2)	(382.6)	(2,177.5)
Mortgage loans held for sale, sold or repaid, net of gain	104.2	719.7	2,238.6
Real estate acquired through operating activities	(48.2)	(82.3)	(44.6)
Real estate sold through operating activities	43.7	91.4	41.9
Stock-based compensation	59.7	63.8	44.4
Other	(86.0)	(272.6)	284.2

Net adjustments	1,682.6	1,528.2	1,158.3

Net cash provided by operating activities	2,423.7	2,505.8	1,990.4
Investing activities
Available-for-sale securities:
Purchases	(10,223.8)	(7,399.7)	(8,243.4)
Sales	2,858.5	1,094.0	2,759.5
Maturities	4,278.2	3,453.5	3,734.0
Mortgage loans acquired or originated	(3,043.8)	(2,501.0)	(2,293.8)
Mortgage loans sold or repaid	1,996.5	2,002.0	2,563.2
Real estate acquired	(115.2)	(26.6)	(90.2)
Real estate sold	50.8	211.1	319.3
Net purchases of property and equipment	(74.5)	(39.5)	(37.6)
Purchases of interest in subsidiaries, net of cash acquired	(7.0)	(37.2)	(57.9)
Net change in other investments	16.3	99.2	35.6

Net cash used in investing activities	$(4,264.0)	$(3,144.2)	$(1,311.3)

8

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Financing activities
Proceeds from financing element derivatives	$128.7	$132.1	$168.4
Payments for financing element derivatives	(137.2)	(141.0)	(123.2)
Excess tax benefits from share-based payment arrangements	9.6	8.4	—
Dividends to parent	(650.0)	(1,176.2)	(200.0)
Capital contribution (return of capital) from (to) parent	13.9	(5.8)	34.0
Issuance of long-term debt	0.2	1.0	38.3
Principal repayments of long-term debt	(69.4)	(15.4)	(72.1)
Net proceeds (repayments) of short-term borrowings	(67.7)	(306.9)	21.4
Investment contract deposits	9,958.9	8,925.7	7,250.0
Investment contract withdrawals	(8,209.9)	(6,859.4)	(6,504.5)
Net increase in banking operation deposits	417.1	258.9	41.9
Other	(5.3)	—	—

Net cash provided by financing activities	1,388.9	821.4	654.2
Discontinued operations
Net cash provided by operating activities	2.5	6.9	126.0
Net cash used in investing activities	(1.3)	(8.4)	(127.0)
Net cash used in financing activities	(0.5)	(0.6)	(0.5)

Net cash provided by (used in) discontinued operations	0.7	(2.1)	(1.5)

Net increase (decrease) in cash and cash equivalents	(450.7)	180.9	1,331.8
Cash and cash equivalents at beginning of year	1,898.0	1,717.1	385.3

Cash and cash equivalents at end of year	$1,447.3	$1,898.0	$1,717.1

Cash and cash equivalents of discontinued operations included above
At beginning of year	$(0.7)	$1.4	$2.9
At end of year	$—	$(0.7)	$1.4

Schedule of noncash transactions
Capital contribution related to the allocation of intangible assets	$—	$99.9	$—

Tax benefits related to demutualization	$—	$—	$163.8

See accompanying notes.

9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2007
1. Nature of Operations and Significant Accounting Policies
Description of Business
     Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).
Basis of Presentation
     The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Less than majority-owned entities in which we had at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we had at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.
Closed Block
     We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 9, Closed Block, for further details.
Use of Estimates in the Preparation of Financial Statements
     The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.
Recent Accounting Pronouncements
     On December 4, 2007, the Financial Accounting Standards Board (“the FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141R, Business Combinations (“SFAS 141R”). This statement was a joint project between the FASB and the International Accounting Standards Board whose objectives were to improve and simplify the accounting for business combinations and to develop a single high-quality standard of accounting for business combinations that could be used for both domestic and international financial reporting. Among the changes, the standard requires that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. In addition, SFAS 141R requires direct acquisition costs to be expensed. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. All requirements of SFAS 141R should be applied prospectively.
     Also on December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – an Amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). Under this statement, noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity. In addition, SFAS 160 changes the way the consolidated income statement is presented. Net income will include the total income of all consolidated subsidiaries, with separate disclosures on the face of the income statement of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income. Finally, SFAS 160 revises the accounting requirements for changes in a parent’s ownership interest while the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. Presentation and disclosure requirements should be applied retrospectively for all periods presented. All other requirements of SFAS 160 should be applied prospectively. We are still evaluating the impact this guidance will have on our consolidated financial statements.

10

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On June 11, 2007, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position (“SOP”) 07-1, Clarification of the Scope of the Audit and Accounting Guide “Investment Companies” and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). This SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). This SOP also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, this SOP includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of this SOP were effective for fiscal years beginning on or after December 15, 2007. However, on February 14, 2008, the FASB issued FASB Staff Position (“FSP”) SOP 07-1-1, Effective Date of AICPA Statement of Position 07-1, to indefinitely defer the effective date of SOP 07-1.
     On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions; (2) is irrevocable; and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. SFAS 159 also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We do not anticipate that SFAS 159 will have a material impact on our consolidated financial statements; however, election of this option could introduce period to period volatility in net income.
     The FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R (“SFAS 158”), on September 29, 2006. SFAS 158 requires an entity to recognize in its statement of financial position an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status. This statement eliminates the ability to choose a measurement date, by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements were effective for fiscal years ending after December 15, 2006, and did not have a material impact on our consolidated financial statements. The requirement to measure plan assets and benefit obligations as of the annual balance sheet date is effective for fiscal years ending after December 15, 2008. See Note 14, Employee and Agent Benefits, for further details relating to our benefit plans.
     On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, on February 12, 2008, the FASB issued FSP FAS 157-2, Effective Date of Statement No. 157, to defer the effective date of the standard for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. On February 14, 2008, the FASB issued FSP FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement Under Statement 13, which amends SFAS 157 to exclude instruments covered by SFAS No. 13, Accounting for Leases, and its related interpretive guidance from the scope of SFAS 157. We do not anticipate that SFAS 157 will have a material impact on our consolidated financial statements.

11

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     The staff of the United States Securities and Exchange Commission (“SEC”) published Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant’s prior year financial statements must be restated. SAB 108 was effective for fiscal years ending after November 15, 2006, and did not have a material impact on our consolidated financial statements.
     On July 13, 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted FIN 48 on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 13, Income Taxes, for further details.
     On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (“SFAS 156”), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”). This Statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale (“AFS”) securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other AFS securities, provided the AFS securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this Statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities is also effective the first fiscal year beginning after September 15, 2006. We adopted SFAS 156 effective January 1, 2007, and have not elected to subsequently measure any of our servicing rights at fair value or reclassify any AFS securities to trading. The prospective aspects of SFAS 156 are not expected to have a material impact on our consolidated financial statements.
     On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 (“SFAS 155”), which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”) and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006. At adoption, the fair value election may also be applied to hybrid financial instruments that have been bifurcated under SFAS 133 prior to adoption of this Statement. We adopted SFAS 155 on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of SFAS 155. The prospective aspects of SFAS 155 are not expected to have a material impact on our consolidated financial statements.

12

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On September 19, 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (“SOP 05-1”). The AICPA defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs (“DPAC”), unearned revenue liabilities and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. As of January 1, 2007, we adopted SOP 05-1, which did not have a material impact on our consolidated financial statements.
     On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of Accounting Principles Board Opinion No. 20 and FASB Statement No. 3 (“SFAS 154”), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application requirement replaces the Accounting Principles Board (“APB”) Opinion No. 20, Accounting Changes (“APB 20”), requirement to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 was effective for accounting changes on or after January 1, 2006.
     On December 21, 2004, the FASB issued FSP No. 109-2, Accounting and Disclosure Guidance for the Foreign Earning Repatriation Provision within the American Jobs Creation Act of 2004 (“FSP 109-2”). The American Jobs Creation Act of 2004 was enacted on October 22, 2004, and introduces, among other things, a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (“repatriation provision”), provided certain criteria are met. FSP 109-2 was issued to allow additional time for companies to determine whether any foreign earnings will be repatriated under the Act’s repatriation provision, given the law was enacted late in the year and certain provisions were unclear. FSP 109-2 was effective for the year ended December 31, 2004. In 2005, we elected a dividends received deduction under the American Jobs Creation Act of 2004. See Note 13, Income Taxes, for further details.
     On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure — an Amendment of FASB Statement No. 123 and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, PFG adopted SFAS 123R effective January 1, 2006 using the modified-prospective method.
     The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Prior to PFG adopting SFAS 123R, our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after PFG’s adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.
     SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.

13

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.
     This Statement did not have a material impact on our consolidated financial statements as we began expensing our pro-rata share of PFG’s stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002, were fully vested at the time of adoption of SFAS 123R. We use the Black-Scholes formula to estimate the value of stock options granted to employees. We applied the prospective method of transition as prescribed by SFAS 123 when PFG elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting SFAS 123R was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses. See Note 20, Stock-Based Compensation Plans, for further details.
     In December, 2004, SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 (“SFAS 153”), was issued. APB Opinion No. 29, Accounting for Nonmonetary Transactions (“APB 29”), provided the basic principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. However, APB 29 provided an exception that allowed certain exchanges of similar productive assets to be recorded at book value. SFAS 153 amends APB 29 to eliminate this exception and requires non-monetary exchanges that meet certain criteria to be accounted for at fair value. We adopted SFAS 153 and are applying its guidelines to nonmonetary exchanges occurring on or after July 1, 2005.
Cash and Cash Equivalents
     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.
Investments
     Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder dividend obligation (“PDO”), derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income as net realized/unrealized capital gains (losses).
     The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool that models the prepayment behavior of the underlying collateral based on the current interest rate environment.
     Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for

14

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
sale was $82.4 million and $118.2 million as of December 31, 2007 and 2006, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
     Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan’s effective interest rate or the loan’s observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held-for-sale in the amount of $2.9 million and $77.3 million at December 31, 2007 and 2006, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.
     Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, unrealized gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan allowance and impairments of real estate held for investment are reported in net income as net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized/unrealized capital gains (losses).
     Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.
Securitizations
     We, along with other contributors, sell commercial mortgage loans to trusts that, in turn, securitize the assets. As these trusts are classified as qualifying special purpose entities (“QSPE”), we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated. There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We have analyzed the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust will need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the statement of financial position along with the offsetting liability.
Derivatives
     Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, interest rate lock commitments, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
     Accounting and Financial Statement Presentation. We designate derivatives as either:
(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value” hedge);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow” hedge); or

(c)	a derivative not designated as a hedging instrument.
     Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

15

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized/unrealized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.
     Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impact net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.
     Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.
     In our commercial mortgage-backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as derivatives and are recorded at fair value.
     Hedge Documentation and Effectiveness Testing. We formally document at inception all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
     We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. If we determine a derivative is no longer highly effective as a hedge, we prospectively discontinue hedge accounting.
     Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.
     If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the statement of financial position at its fair value, with changes in fair value recognized currently in net realized/unrealized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the statement of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the statement of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.
     Embedded Derivatives. We purchase and issue financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative’s terms are not clearly and closely related to the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the statement of financial position, with changes in fair value reported in net income.
Contractholder and Policyholder Liabilities
     Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating, traditional and group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

16

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Investment contracts are contractholders’ funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.
     We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.
     Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.
     Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.
     Participating business represented approximately 18%, 20% and 24% of our life insurance in force and 59%, 61% and 63% of the number of life insurance policies in force at December 31, 2007, 2006 and 2005, respectively. Participating business represented approximately 68%, 71% and 76% of life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.
     Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.
     The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.
Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits
     Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
     Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.
     Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized as revenue over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

17

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.
     Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.
     Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client’s portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed or earned.
Deferred Policy Acquisition Costs
     Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.
     DPAC for universal life-type insurance contracts, participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. For investment contracts pertaining to individual and group annuities which have separate account investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. The DPAC of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.
     DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.
Deferred Policy Acquisition Costs on Internal Replacements
     SOP 05-1 applies to all modifications and replacements made to contracts defined by SFAS No. 60, Accounting and Reporting by Insurance Enterprises and SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. The SOP lists criteria that assist in defining an internal replacement transaction as involving a substantially changed or substantially unchanged contract. We review all modifications and replacements that meet the definition of an internal replacement. If an internal replacement results in a substantially changed contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement, and unearned revenue balances associated with the replaced contract are written off.
     If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are not deferred. All acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

18

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Long-Term Debt
     Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long term debt are classified as long-term debt in our statement of financial position.
Reinsurance
     We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2007, 2006 and 2005, respectively, we had reinsured $19.9 billion, $21.7 billion and $21.2 billion of life insurance in force, representing 11%, 13% and 14%, respectively, of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.
     The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Premiums and other considerations:
Direct	$4,504.4	$4,229.3	$3,966.6
Assumed	160.0	117.3	56.6
Ceded	(276.7)	(280.4)	(295.8)

Net premiums and other considerations	$4,387.7	$4,066.2	$3,727.4

Benefits, claims and settlement expenses:
Direct	$5,963.0	$5,472.2	$5,062.2
Assumed	190.4	141.8	77.0
Ceded	(244.8)	(320.7)	(265.6)

Net benefits, claims and settlement expenses	$5,908.6	$5,293.3	$4,873.6

Separate Accounts
     The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.
     At December 31, 2007 and 2006, the separate accounts include a separate account valued at $748.5 million and $768.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under the Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets in the consolidated statements of financial position. Separate account liabilities in the consolidated statements of financial position are reported at the fair value of the underlying assets. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

19

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Income Taxes
     Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of its qualifying subsidiaries. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at U.S. corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.
Goodwill and Other Intangibles
     Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, goodwill and indefinite-lived intangible assets are tested for impairment at one level below our operating segments on an annual basis during the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
     Intangible assets with a finite useful life are amortized as related benefits emerge over a period of 5 to 30 years and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
Reclassifications
     Reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 presentation.
2. Related Party Transactions
     We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2007, 2006 and 2005, we received $225.0 million, $116.5 million and $112.1 million, respectively, of expense reimbursements from affiliated entities.
     We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $3.1 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.1 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $267.6 million and $201.1 million at December 31, 2007 and 2006, respectively, and earned interest of $28.2 million, $13.5 million and $12.3 million during 2007, 2006 and 2005, respectively.
     Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

20

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
3. Discontinued Operations
Real Estate Investments
     In 2007, 2006 and 2005, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal, which are reported in our Corporate and Other segment, are excluded from segment operating earnings for all periods presented. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.
     The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.
     Selected financial information for the discontinued operations is as follows:

	December 31,
	2007	2006
	(in millions)
Assets
Real estate	$—	$53.4
All other assets	—	0.8

Total assets	$—	$54.2

Liabilities
Long-term debt	$—	$42.5
All other liabilities	—	0.5

Total liabilities	$—	$43.0

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Total revenues	$0.3	$(3.1)	$4.9

Income from discontinued operations:
Income (loss) before income taxes	$0.3	$(3.1)	$4.9
Income taxes (benefits)	0.1	(1.1)	1.8
Gain on disposal of discontinued operations	32.8	47.5	34.3
Income taxes on disposal	12.8	16.6	12.0

Net income	$20.2	$28.9	$25.4

Principal Residential Mortgage, Inc.
     On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. Our total after-tax proceeds from the sale were approximately $620.0 million.
     The decision to sell Principal Residential Mortgage, Inc. was made with a view toward intensifying our strategic focus on our core retirement and risk protection business as well as achieving our longer-term financial objectives. In addition, the sale was also viewed as a positive move for PFG’s stockholders as it enabled us to move forward from an improved capital position, with better financial flexibility and greater stability of earnings.
     During 2005, certain true-up adjustments were made related to the sale of Principal Residential Mortgage, Inc. resulting in a $5.2 million after-tax loss, which is reflected as discontinued operations. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows.

21

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
4. Goodwill and Other Intangible Assets
     The changes in the carrying amount of goodwill reported in our segments for 2006 and 2007 were as follows:

	U.S. Asset	Global Asset	Life and Health
	Accumulation	Management	Insurance	Consolidated
	(in millions)
Balances at January 1, 2006	$19.6	$118.7	$69.5	$207.8
Goodwill from acquisitions	—	21.7	—	21.7

Balances at December 31, 2006	19.6	140.4	69.5	229.5
Goodwill disposed	(3.0)	—	—	(3.0)
Other	—	—	17.5	17.5

Balances at December 31, 2007	$16.6	$140.4	$87.0	$244.0

     Amortized intangible assets were as follows:

	December 31,
	2007			2006
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
			(in millions)
Intangibles with finite useful lives	$127.0	$31.5	$95.5	$116.9	$19.7	$97.2

     The amortization expense for intangible assets with finite useful lives was $9.9 million, $7.6 million and $6.1 million for 2007, 2006 and 2005, respectively. At December 31, 2007, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2008	$7.6
2009	7.7
2010	7.3
2011	6.8
2012	6.6
     In connection with our parent’s December 31, 2006, acquisition of WM Advisors, Inc., we were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition.  Of the $99.9 million, $94.5 million related to investment management contracts that are not subject to amortization, $3.2 million related to goodwill and $2.2 million was related to other amortizable intangible assets that will be subject to a three-year amortization period.
5. Variable Interest Entities
     We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
     Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured limited recourse credit linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Our risk of loss for the seven referenced mezzanine tranches begins at 4.85% and ends at 10.85% of loss on each of the seven synthetic reference portfolios. Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed 4.85% of a synthetic reference portfolio.

22

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     We have determined that this grantor trust is a VIE and that we are the primary beneficiary of the trust due to our interest in the VIE and management of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2007 and 2006, our consolidated statements of financial position include $127.2 million and $130.3 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. As of December 31, 2007 and 2006, the credit default swap entered into by the trust has an outstanding notional amount of $130.0 million. During the years ended December 31, 2007, 2006 and 2005, the credit default swaps had a change in fair value that resulted in a $3.2 million pre-tax loss, a $4.4 million pre-tax gain and $0.4 million pre-tax loss, respectively. The creditors of the grantor trusts have no recourse to our assets.
     Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.
     We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2007 and 2006, our consolidated statements of financial position include $332.1 million and $366.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $155.6 million and $156.8 million as of December 31, 2007 and 2006, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.
     Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment vehicles, a financial services company and a hedge fund. The consolidation of these VIEs did not have a material effect on either our consolidated statement of financial position as of December 31, 2007 or 2006, or results of operations for the years ended December 31, 2007, 2006 and 2005. For the majority of these entities, the creditors have no recourse to our assets.
     The carrying amount and classification of consolidated VIE assets that are collateral the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2007	2006
	(in millions)
Fixed maturity securities, available-for-sale	$116.2	$178.0
Fixed maturity securities, trading	34.7	14.0
Equity securities, trading	90.1	59.5
Cash and other assets	93.8	83.2

Total assets pledged as collateral	$334.8	$334.7

Long-term debt	$175.6	$206.4

     As of December 31, 2007 and 2006, $334.8 million and $334.7 million, respectively, of assets were pledged as collateral for the VIE entities’ other obligations and debt. As of December 31, 2007 and 2006, these entities had long-term debt of $175.6 million and $206.4 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.
Significant Unconsolidated Variable Interest Entities
     We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles and custodial relationships that have issued trust certificates or custodial receipts that are recorded as available-for-sale fixed maturity securities in the consolidated financial statements.

23

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     On June 14, 2007, we invested $100.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B-1 notes. Class A notes are senior and Class C through Class E notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $84.2 million as of December 31, 2007.
     On June 21, 2006, we invested $285.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B notes. Class A notes are senior and Class C through Class F notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $223.2 million and $285.3 million as of December 31, 2007 and 2006, respectively.
     On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We have purchased the share receipts. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with these entities is our recorded investment of $66.1 million and $65.9 million as of December 31, 2007 and 2006, respectively.
     On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and into a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $83.4 million and $78.7 million as of December 31, 2007 and 2006, respectively.

24

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments
Fixed Maturities and Equity Securities
     The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2007 and 2006, are summarized as follows:

		Gross	Gross
		unrealized	unrealized
	Cost	gains	losses	Fair value
		(in millions)
December 31, 2007
Fixed maturities, available-for-sale:
U.S. government and agencies	$618.9	$28.8	$0.1	$647.6
Non-U.S. governments	419.4	35.7	1.2	453.9
States and political subdivisions	1,867.6	39.1	10.2	1,896.5
Corporate — public	19,691.4	599.7	446.0	19,845.1
Corporate — private	11,660.3	362.8	210.0	11,813.1
Mortgage-backed and other asset-backed securities	9,926.2	155.0	500.7	9,580.5

Total fixed maturities, available-for-sale	$44,183.8	$1,221.1	$1,168.2	$44,236.7

Total equity securities, available-for-sale	$314.6	$10.3	$15.2	$309.7

December 31, 2006
Fixed maturities, available-for-sale:
U.S. government and agencies	$522.3	$0.8	$3.6	$519.5
Non-U.S. governments	384.9	36.1	0.4	420.6
States and political subdivisions	1,557.7	45.4	4.9	1,598.2
Corporate — public	19,223.3	661.0	137.3	19,747.0
Corporate — private	10,282.1	373.9	75.7	10,580.3
Mortgage-backed and other asset-backed securities	9,163.8	217.2	77.8	9,303.2

Total fixed maturities, available-for-sale	$41,134.1	$1,334.4	$299.7	$42,168.8

Total equity securities, available-for-sale	$638.0	$11.6	$4.3	$645.3

     The cost and fair value of fixed maturities available-for-sale at December 31, 2007, by expected maturity, were as follows:

	Cost	Fair value
	(in millions)
Due in one year or less	$1,469.8	$1,465.9
Due after one year through five years	11,137.1	11,362.5
Due after five years through ten years	10,788.5	10,720.2
Due after ten years	10,862.2	11,107.6

	34,257.6	34,656.2
Mortgage-backed and other asset-backed securities	9,926.2	9,580.5

Total	$44,183.8	$44,236.7

     The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.
     Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants, which are intended to regulate the activities of issuers and control their leveraging capabilities.

25

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Net Investment Income
     Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Fixed maturities, available-for-sale	$2,603.0	$2,463.8	$2,291.7
Fixed maturities, trading	15.1	10.6	7.3
Equity securities, available-for-sale	23.5	54.6	48.5
Equity securities, trading	0.6	0.4	—
Mortgage loans	755.6	708.5	724.0
Real estate	74.5	63.4	58.1
Policy loans	52.6	50.9	50.3
Cash and cash equivalents	111.2	60.1	42.6
Derivatives	36.0	38.6	14.2
Other	43.7	51.9	43.7

Total	3,715.8	3,502.8	3,280.4
Less investment expenses	(163.3)	(150.0)	(149.4)

Net investment income	$3,552.5	$3,352.8	$3,131.0

Net Realized/Unrealized Capital Gains and Losses
     The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Fixed maturities, available-for-sale:
Gross gains	$32.4	$31.8	$107.5
Gross losses	(280.2)	(62.9)	(85.1)
Hedging (net)	151.8	(14.6)	(45.8)
Fixed maturities, trading	(4.2)	(4.6)	(1.7)
Equity securities, available-for-sale:
Gross gains	6.4	1.4	6.8
Gross losses	(53.9)	(0.1)	(6.4)
Equity securities, trading	23.5	20.1	5.7
Mortgage loans	(7.2)	3.2	1.1
Derivatives	(276.7)	(4.9)	14.6
Other	59.7	61.0	(14.2)

Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)

     Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.3 billion, $1.3 billion and $2.4 billion in 2007, 2006 and 2005, respectively.

26

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $215.7 million, $14.6 million and $28.6 million in 2007, 2006 and 2005, respectively. Certain fixed maturity securities moved into a loss position during the second quarter of 2007 and we determined that we did not have the ability and intent to hold these securities. As a result, we also recognized impairment losses on these securities of $24.5 million, net of recoveries on the subsequent sale, primarily due to a change in interest rates. As a result of the need to fund our parent’s acquisition of WM Advisors, Inc. we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $32.3 million, $22.2 million and $30.8 million in 2007, 2006 and 2005, respectively. In 2005, we also recognized an $11.0 million loss related to a large investment that was called from us. Gross realized losses related to other than temporary impairments of equity securities were $52.6 million and $3.0 million in 2007 and 2005, respectively. We did not recognize any impairment losses on equity securities in 2006.
Gross Unrealized Losses for Fixed Maturities and Equity Securities
     For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2007 and 2006, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$4.2	$0.1	$19.3	$—	$23.5	$0.1
Non-U.S. governments	55.2	1.1	11.8	0.1	67.0	1.2
States and political subdivisions	375.2	7.1	205.7	3.1	580.9	10.2
Corporate — public	4,889.0	247.3	3,509.3	198.7	8,398.3	446.0
Corporate — private	3,302.2	124.9	1,752.9	85.1	5,055.1	210.0
Mortgage-backed and other asset-backed securities	3,272.0	405.0	2,177.7	95.7	5,449.7	500.7

Total fixed maturities, available-for-sale	$11,897.8	$785.5	$7,676.7	$382.7	$19,574.5	$1,168.2

Total equity securities, available-for-sale	$106.8	$12.0	$26.5	$3.2	$133.3	$15.2

     As of December 31, 2007, we held $19,574.5 million in available-for-sale fixed maturity securities with unrealized losses of $1,168.2 million. Our portfolio consists of fixed maturity securities where 95% are investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost). Due to the credit disruption in the last half of 2007 that led to reduced liquidity and wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in structured products such as collateralized debt obligations and asset-backed securities.
     For those securities that have been in a loss position for less than twelve months, our portfolio holds 1,268 securities with a carrying value of $11,897.8 million and unrealized losses of $785.5 million reflecting an average price of 94. Of this portfolio, 93% was investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $738.0 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that have been in a continuous loss position greater than or equal to twelve months, our portfolio holds 945 securities with a carrying value of $7,676.7 million and unrealized losses of $382.7 million. The average rating of this portfolio is A with an average price of 95 at December 31, 2007. Of the $382.7 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $283.8 million in unrealized losses with an average price of 95 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $95.6 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 96 and the average credit rating is AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

27

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)

	December 31, 2006
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
			(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$32.0	$0.2	$315.9	$3.4	$347.9	$3.6
Non-U.S. governments	44.7	0.1	11.7	0.3	56.4	0.4
States and political subdivisions	278.1	0.7	347.0	4.2	625.1	4.9
Corporate — public	2,529.7	27.7	4,591.0	109.6	7,120.7	137.3
Corporate — private	1,635.2	11.4	2,375.8	64.3	4,011.0	75.7
Mortgage-backed and other asset-backed securities	1,312.2	9.7	2,751.5	68.1	4,063.7	77.8

Total fixed maturities, available-for-sale	$5,831.9	$49.8	$10,392.9	$249.9	$16,224.8	$299.7

Total equity securities, available-for-sale	$1.4	$—	$134.0	$4.3	$135.4	$4.3

     As of December 31, 2006, we held $16,224.8 million in available-for-sale fixed maturity securities with unrealized losses of $299.7 million. Our portfolio consisted of fixed maturity securities where 98% were investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).
     For those securities that had been in a loss position for less than twelve months, our portfolio held 643 securities with a carrying value of $5,831.9 million and unrealized losses of $49.8 million reflecting an average price of 99. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $48.3 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that had been in a continuous loss position greater than or equal to twelve months, our portfolio held 1,186 securities with a carrying value of $10,392.9 million and unrealized losses of $249.9 million. The average rating of this portfolio was A with an average price of 98 at December 31, 2006. Of the $249.9 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $173.9 million in unrealized losses with an average price of 98 and an average credit rating of BBB+. The remaining unrealized losses consisted primarily of $68.1 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector was 98 and the average credit rating was AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Net Unrealized Gains and Losses on Available-for-Sale Securities
     The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments was as follows:

	December 31,
	2007	2006
	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$52.8	$1,036.3
Net unrealized gains (losses) on equity securities, available-for-sale	(4.9)	7.2
Adjustments for assumed changes in amortization patterns	2.2	(128.1)
Net unrealized gains on derivative instruments	32.3	39.9
Net unrealized losses on equity method subsidiaries and minority interest adjustments	(2.6)	(24.6)
Provision for deferred income taxes	(27.0)	(327.1)

Net unrealized gains on available-for-sale securities	$52.8	$603.6

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

28

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Commercial Mortgage Loans
     Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2007		2006
	Carrying	Percent	Carrying	Percent
	amount	of total	amount	of total
		($ in millions)
Geographic distribution
New England	$481.2	4.5%	$397.6	3.9%
Middle Atlantic	1,815.5	16.9	1,817.4	18.0
East North Central	960.2	8.9	847.0	8.4
West North Central	513.2	4.8	525.6	5.2
South Atlantic	2,876.2	26.7	2,550.9	25.3
East South Central	339.0	3.1	285.6	2.8
West South Central	692.9	6.4	682.4	6.8
Mountain	794.7	7.4	845.5	8.4
Pacific	2,333.4	21.7	2,170.5	21.5
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Property type distribution
Office	$2,647.8	24.6%	$2,672.3	26.5%
Retail	2,915.5	27.1	2,808.8	27.7
Industrial	2,756.0	25.6	2,740.1	27.2
Apartments	1,698.3	15.8	1,440.3	14.3
Hotel	273.3	2.5	41.7	0.4
Mixed use/other	515.4	4.8	419.3	4.2
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Commercial Mortgage Loan Loss Allowance
     Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations.
     The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation of our loan specific reserve component is subjective, as it requires the estimation and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related allowance for losses, were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired loans	$45.8	$0.1
Allowance for losses	10.0	—

Net impaired loans	$35.8	$0.1

29

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$11.5	$4.3	$51.6
Interest income recognized on impaired loans	3.4	0.5	5.1
     When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.
     A summary of the changes in the commercial mortgage loan allowance for losses is as follows:

	For the year ended December 31,
	2007	2006	2005
		(in millions)
Balance at beginning of year	$32.2	$33.2	$42.4
Provision for losses	10.7	1.3	6.7
Releases due to write-downs, sales and foreclosures	(0.1)	(2.3)	(15.9)

Balance at end of year	$42.8	$32.2	$33.2

Real Estate
     Depreciation expense on invested real estate was $30.1 million, $30.2 million and $26.5 million in 2007, 2006 and 2005, respectively. Accumulated depreciation was $226.3 million and $204.3 million as of December 31, 2007 and 2006, respectively.
Other Investments
     Other investments include minority interests in unconsolidated entities, domestic and international joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity. Total assets of the unconsolidated entities were $7,198.0 million and $5,957.3 million at December 31, 2007 and 2006, respectively. Total revenues of the unconsolidated entities were $2,103.6 million, $1,245.0 million and $1,026.7 million in 2007, 2006 and 2005, respectively. During 2007, 2006 and 2005, we included $33.2 million, $43.5 million and $46.1 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2007 and 2006, our net investment in unconsolidated entities was $104.8 million and $97.1 million, respectively.
     In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase investments aggregating $402.2 million and $677.2 million at December 31, 2007 and 2006, respectively.
     Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains or losses.

30

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
7. Securitization Transactions
     We, along with other contributors, sell commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as a QSPE, they are not subject to the VIE consolidation rules. We purchase primary servicing responsibilities and may retain other interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk. In 2006, we began transitioning our securitization platform to a new joint venture company that we report using the equity method of accounting. The transition was complete by the end of 2007 such that all of our commercial mortgage loan securitization transactions going forward are expected to be conducted through the joint venture.
     In 2007, 2006 and 2005, we recognized gains of $2.2 million, $13.6 million and $39.8 million, respectively, on the securitization of commercial mortgage loans.
     Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 1% and 7% during 2007, 2% and 10% during 2006 and 5% and 18% during 2005. The assumed range of the loss severity, as a percentage of defaulted loans, was between 1% and 27% during 2007, 2% and 31% during 2006 and 3% and 29% during 2005. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.
     At December 31, 2007 and 2006, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $315.8 million and $345.3 million, respectively. Only $0.3 million in 2007 and $0.5 million in 2006 represented equity investments. All other interests are classified as available-for-sale securities and are carried at fair value. At December 31, 2007 and 2006, respectively, $131.7 million and $156.2 million of these available-for-sale securities were interest-only investments. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary.
     The table below summarizes cash flows for securitization transactions:

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Proceeds from new securitizations	$105.2	$698.6	$2,270.4
Servicing fees received	1.9	1.3	1.1
Other cash flows received on retained interests	35.7	37.4	36.0
8. Derivative Financial Instruments
     Derivatives are generally used to hedge or reduce exposure to market risks (primarily interest rate and foreign currency risks) associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.
Types of Derivative Instruments
     Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

31

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
     In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.
     A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. Equity call spreads are purchased to fund the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.
     Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell. We have also used currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of our foreign operations.
     We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.
     In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as interest rate lock commitment derivatives that are recorded at fair value. Fair value is determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each commitment. Loan commitments that are related to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and, accordingly, are not recognized in our financial statements.
     Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased AAA rated secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

32

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Exposure
     Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.
     Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.
     Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $1,159.3 million and $737.3 million at December 31, 2007 and 2006, respectively. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $832.8 million and $539.8 million at December 31, 2007 and 2006, respectively.
     The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31,
	2007	2006
	(in millions)
Notional amounts of derivative instruments
Interest rate swaps	$18,162.3	$11,900.4
Foreign currency swaps	6,325.1	5,307.0
Embedded derivative financial instruments	1,701.5	1,277.6
Credit default swaps	1,134.8	1,550.9
Options	572.0	335.0
Swaptions	488.8	643.4
Currency forwards	227.8	235.3
Futures	57.7	28.1
Commodity swaps	40.0	20.0
Interest rate lock commitments	—	8.8

Total notional amounts at end of year	$28,710.0	$21,306.5

Gross credit exposure of derivative instruments
Foreign currency swaps	$800.5	$560.5
Interest rate swaps	286.0	129.1
Options	64.4	31.0
Credit default swaps	5.6	15.7
Currency forwards	2.5	0.3
Commodity swaps	0.3	0.7

Total credit exposure at end of year	$1,159.3	$737.3

     The fair value of our derivative instruments classified as assets at December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

33

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Fair Value Hedges
     We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.
     We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.
     We have used interest rates swaps to hedge interest rate and spread risk in our commercial mortgage securitization operations.
     We also sell callable investment-type agreements and use cancellable interest rate swaps and written interest rate swaptions to hedge the changes in fair value of the callable feature.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     We recognized a pre-tax net gain (loss) of $(7.9) million, $4.7 million and $(11.8) million in 2007, 2006 and 2005, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized/unrealized capital gains (losses) in our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
Cash Flow Hedges
     We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.
     We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     In 2007, 2006 and 2005, we recognized a $(4.9) million, $0.2 million and $27.0 million after-tax increase (decrease) in value, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified $3.9 million, $0.7 million and $21.3 million in net losses from accumulated comprehensive income into net income during 2007, 2006 and 2005 respectively, which are the portion of deferred losses related to the variability in cash flows that were hedged and impacted net income in those periods. We expect to reclassify net losses of $4.4 million in the next 12 months.
     For the years ended December 31, 2007, 2006 and 2005, we recognized a pre-tax gain of $2.0 million, $2.5 million and $1.2 million in net income due to cash flow hedge ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
     The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 12.5 years.
Derivatives Not Designated as Hedging Instruments
     Our use of futures, certain swaptions and swaps, options, currency forwards and interest rate lock commitments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes unrealized gains and losses as well as periodic and final settlements, flow directly into net income. For the years ended December 31, 2007, 2006 and 2005, gains (losses) of $(77.9) million, $10.0 million and $(18.3) million, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, including market value changes of embedded derivatives that have been bifurcated from the host contract.

34

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Embedded Derivatives
     We may purchase or issue financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.
     We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $0.1 million, $3.1 million and $1.0 million pre-tax gain on the purchased equity call options and a $0.1 million, $3.1 million and $1.0 million pre-tax loss on the change in fair value of the embedded derivatives. We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the years ended December 31, 2007 and 2006, respectively, we recognized a $4.6 million pre-tax gain and a $2.6 million pre-tax loss on the swaps and a $4.6 million pre-tax loss and a $6.0 million pre-tax gain on the change in fair value of the embedded derivatives.
     We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are VIEs and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $155.6 million, $156.8 million and $147.4 million as of December 31, 2007, 2006 and 2005, respectively is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $19.6 million, $7.2 million and $2.7 million pre-tax gain on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a VIE and it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $10.6 million, $12.0 million and $10.5 million as of December 31, 2007, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $2.3 million, $(0.5) million and $(0.4) million pre-tax gain (loss) on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized/unrealized gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product’s profile. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $1.2 million, $5.3 million and $1.5 million pre-tax gain on the call spread options purchased and a $2.7 million, $6.1 million and $2.3 million pre-tax loss on the change in fair value of the embedded derivatives.
     We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized in net income an $8.9 million pre-tax gain, $4.2 million pre-tax loss and $0.5 million pre-tax loss on the hedging instruments and a $19.7 million pre-tax loss, $2.8 million pre-tax gain and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives, respectively.

35

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block
     In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.
     Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.
     A PDO is required to be established for earnings in the Closed Block that are not available to stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).
     If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2007 and 2006, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains did not exceed the cumulative earnings experience. Therefore, there was no PDO liability as of December 31, 2007 and 2006.

36

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31,
	2007	2006
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$5,362.1	$5,376.0
Other policyholder funds	26.7	26.4
Policyholder dividends payable	351.1	357.4
Other liabilities	71.1	61.5

Total Closed Block liabilities	5,811.0	5,821.3

Assets designated to the Closed Block
Fixed maturities, available-for-sale	3,032.4	3,023.7
Fixed maturities, trading	10.2	—
Equity securities, available-for-sale	22.2	65.9
Mortgage loans	638.1	640.3
Policy loans	753.4	755.2
Other investments	122.8	84.4

Total investments	4,579.1	4,569.5
Cash and cash equivalents	—	50.9
Accrued investment income	73.3	70.8
Deferred income tax asset	94.8	72.8
Premiums due and other receivables	20.1	17.7
Other assets	39.2	42.3

Total assets designated to the Closed Block	4,806.5	4,824.0

Excess of Closed Block liabilities over assets designated to the Closed Block	1,004.5	997.3
Amounts included in other comprehensive income	10.9	55.7

Maximum future earnings to be recognized from Closed Block assets and liabilities	$1,015.4	$1,053.0

37

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums and other considerations	$576.6	$596.7	$617.7
Net investment income	288.3	293.2	294.4
Net realized/unrealized capital gains (losses)	(12.9)	(0.9)	2.3

Total revenues	852.0	889.0	914.4
Expenses
Benefits, claims and settlement expenses	485.8	497.0	518.8
Dividends to policyholders	286.4	287.0	285.3
Operating expenses	12.1	5.5	9.1

Total expenses	784.3	789.5	813.2

Closed Block revenue, net of Closed Block expenses, before income taxes	67.7	99.5	101.2
Income taxes	20.7	32.2	32.4

Closed Block revenue, net of Closed Block expenses and income taxes	47.0	67.3	68.8
Funding adjustment charges	(9.4)	(7.7)	(8.7)

Closed Block revenue, net of Closed Block expenses, income tax and funding adjustment charges	$37.6	$59.6	$60.1

     The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Beginning of year	$1,053.0	$1,112.6	$1,172.7
End of year	1,015.4	1,053.0	1,112.6

Change in maximum future earnings	$(37.6)	$(59.6)	$(60.1)

     We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.
10. Deferred Policy Acquisition Costs
     Policy acquisition costs deferred and amortized in 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$2,265.9	$2,069.9	$1,770.9
Cost deferred during the year	568.7	445.8	440.6
Amortized to expense during the year	(351.4)	(236.8)	(238.8)
Effect of unrealized gains (losses)	143.5	(13.0)	97.2

Balance at end of year	$2,626.7	$2,265.9	$2,069.9

38

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities
Contractholder Funds
     Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2007	2006
	(in millions)
Liabilities for investment-type contracts:
GICs	$11,698.8	$12,307.3
Funding agreements	16,193.4	14,242.4
Other investment-type contracts	1,236.8	1,277.8

Total liabilities for investment-type contracts	29,129.0	27,827.5
Liabilities for individual annuities	8,259.7	6,427.6
Universal life and other reserves	2,878.8	2,527.6

Total contractholder funds	$40,267.5	$36,782.7

     Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.
     Funding agreements include those issued directly to nonqualified institutional investors, as well as to three separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.
     We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2007 and 2006, $3,935.3 million and $3,770.4 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2007 and 2006, $1,469.8 million and $474.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this new program.
     In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2007 and 2006, $3,109.9 million and $3,747.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.
     We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2007 and 2006, $6,748.5 million and $5,831.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other two funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

39

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities — (continued)
Future Policy Benefits and Claims
     Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$877.2	$814.8	$747.6
Incurred:
Current year	2,160.6	2,047.5	1,787.0
Prior years	(12.8)	(37.5)	(22.0)

Total incurred	2,147.8	2,010.0	1,765.0
Payments:
Current year	1,738.5	1,666.9	1,444.0
Prior years	322.2	280.7	253.8

Total payments	2,060.7	1,947.6	1,697.8
Balance at end of year:
Current year	422.1	380.6	343.0
Prior years	542.2	496.6	471.8

Total balance at end of year	$964.3	$877.2	$814.8

     The activity summary in the liability for unpaid accident and health claims shows a decrease of $12.8 million, $37.5 million and $22.0 million for the years ended December 31, 2007, 2006 and 2005, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2007, 2006 and 2005, respectively, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $37.0 million, $33.4 million and $30.6 million, and related reinsurance recoverables of $4.2 million, $4.9 million and $3.5 million in 2007, 2006 and 2005, respectively, which are not included in the rollforward above.
12. Debt
Short-Term Debt
     The components of short-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
Nonrecourse short-term debt	$—	$61.0
Revolving line of credit with parent	344.5	351.2

Total short-term debt	$344.5	$412.2

     As of December 31, 2007, we had credit facilities with various financial institutions in an aggregate amount of $420.0 million. As of December 31, 2007 and 2006, we had $344.5 million and $412.2 million of outstanding borrowings related to our credit facilities, with zero and $74.5 million of assets pledged as support, respectively. Assets pledged consisted primarily of commercial mortgages and securities.
     Our short-term debt consists of a payable to PFSI of $344.5 million and $351.2 million as of December 31, 2007 and 2006, respectively. Interest paid on intercompany debt was $19.6 million, $23.8 million and $22.0 million during 2007, 2006 and 2005, respectively.
     The weighted-average interest rates on short-term borrowings as of December 31, 2007 and 2006, were 4.7% and 5.6% respectively.

40

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
12. Debt — (continued)
Long-Term Debt
     The components of long-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
8.0% surplus notes payable, due 2044	$99.2	$99.2
Nonrecourse mortgages and notes payable	63.2	118.0
Other mortgages and notes payable	24.5	38.9

Total long-term debt	$186.9	$256.1

     The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.
     On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2007, 2006 and 2005 was approved by the Commissioner and charged to expense.
     Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
     The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. We, including certain subsidiaries, had $35.0 million in credit facilities as of December 31, 2007, with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2007, ranged from $3.0 million to $41.2 million per development with interest rates generally ranging from 5.5% to 8.1%. Outstanding principal balances as of December 31, 2006, ranged from $0.3 million to $96.2 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $141.1 million and $194.3 million as of December 31, 2007 and 2006, respectively.
     At December 31, 2007, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2008	$65.7
2009	0.4
2010	0.4
2011	0.4
2012	0.4
Thereafter	119.6

Total future maturities of the long-term debt	$186.9

     Cash paid for interest for 2007, 2006 and 2005, was $20.7 million, $28.3 million and $87.7 million, respectively. These amounts include interest paid on taxes during these years.

41

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes
     Our income tax expense from continuing operations was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Current income taxes:
U.S. federal	$288.7	$233.9	$189.3
State and foreign	25.3	49.0	43.2

Total current income taxes	314.0	282.9	232.5
Deferred income taxes	(112.8)	37.1	53.5

Total income taxes	$201.2	$320.0	$286.0

     Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2007	2006	2005
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(8)	(7)
Interest exclusion from taxable income	(2)	(1)	(2)
Federal tax settlement for prior years	—	(1)	(1)
Other	1	—	1

Effective income tax rate	22%	25%	26%

     We adopted the provisions of FIN 48 on January 1, 2007. The application of FIN 48 did not have a material impact on our consolidated financial statements. As of December 31, 2007, the total unrecognized benefits were $59.5 million. Of this amount, $20.3 million, if recognized, would reduce the 2007 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2007, we had recognized $17.8 million of accumulated pre-tax interest related to unrecognized tax benefits, $2.1 million of which is included in our current year net income.
     A summary of the changes in unrecognized tax benefits follows for the year ended December 31, 2007 (in millions):

Balance at January 1, 2007	$60.0
Additions based on tax positions related to the current year	0.1
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(0.6)

Balance at December 31, 2007	$59.5

     The Internal Revenue Service (“IRS”) has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS has commenced the audit of our federal income tax returns for the years 2004 and 2005. We do not expect the results of these audits or developments in other tax areas to significantly increase or decrease the total amount of unrecognized tax benefits in the next twelve months, but the outcome of tax reviews is uncertain, and unforeseen results can occur.

42

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Significant components of our net deferred income taxes were as follows:

	December 31,
	2007	2006
	(in millions)
Deferred income tax assets (liabilities):
Insurance liabilities	$377.9	$393.8
Net operating loss carryforwards	104.6	42.5
Post-retirement benefits	54.0	93.1
Stock-based compensation	46.2	43.9
Other deferred income tax assets	41.9	48.6

Gross deferred income tax assets	624.6	621.9
Valuation allowance	(4.8)	(11.3)

Total deferred income tax assets	619.8	610.6
Deferred policy acquisition costs	(733.8)	(678.9)
Real estate	(170.5)	(179.1)
Net unrealized gains on available-for-sale securities	(26.9)	(327.0)
Intangible assets	(33.8)	(26.0)
Other deferred income tax liabilities	(41.1)	(157.7)

Total deferred income tax liabilities	(1,006.1)	(1,368.7)

Total net deferred income tax liabilities	$(386.3)	$(758.1)

     In management’s judgment, the total deferred income tax asset is more likely than not of being realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net operating losses. Domestic state net operating loss carryforwards were $145.2 million as of December 31, 2007, and will expire between 2009 and 2023. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits are not assured for certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not of being realized. Accumulated net operating losses of $263.8 million and $85.2 million at December 31, 2007 and 2006, respectively, are attributed to a captive reinsurance company that is temporarily excluded from our consolidated federal income tax return. These net operating losses expire in 2021 and 2022. The captive reinsurance company will be able to join the consolidated income tax return in 2012 and it is anticipated that all accumulated net operating losses will be utilized before expiration; therefore, there is no valuation allowance established for the deferred income tax assets established for these net operating losses.
     The IRS has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS’ completion of the examinations for the years 1999 — 2001 resulted in notices of deficiency dated December 29, 2004, and March 1, 2005. We paid the deficiencies (approximately $444.0 million for 1999 and 2000, and $1.3 million for 2001, including interest) in the first quarter of 2005 and have filed, or will file, claims for refund relating to the disputed adjustments. The examination for the years 2002 and 2003 resulted in a refund of approximately $176.7 million (including interest) of which $161.5 million related to deficiencies previously paid as a result of the 1999 through 2001 examination. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues in tax years 1999 — 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.
     In August 2007, the IRS issued Revenue Ruling 2007-54, which provides guidance on the methodology that life insurance companies use to calculate the dividends received deduction relating to variable life insurance and variable annuity contracts. The deduction for dividends received reduces the amount of dividend income subject to tax and is a significant component of the difference between our periodic effective income tax rate and the U.S. corporate income tax rate of 35%. In September 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54, and indicated it would issue regulations to address the issues. No regulations have been proposed and we cannot predict whether any such regulations would affect our deduction for dividends received with respect to variable contracts.

43

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Net cash paid for income taxes was $246.4 million in 2007. Net cash paid for income taxes was $177.3 million in 2006, which included a $155.1 million audit refund pertaining to prior tax years; and $676.9 million in 2005, primarily due to the notices of deficiency noted above.
14. Employee and Agent Benefits
     We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG (“affiliated companies”). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.
     We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee’s account is credited with an amount based on the employee’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”) and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.
     We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but are intended to pay for the full cost of the coverage. The health care plans are contributory with participants’ contributions adjusted annually; the contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.
     Covered employees are first eligible for the medical and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee’s date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made.
     For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008, we will use a December 31 measurement date as required by SFAS 158.

44

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Obligations and Funded Status
     The plans’ combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(1,480.6)	$(1,441.7)	$(257.9)	$(287.3)
Service cost	(47.1)	(47.0)	(8.0)	(9.5)
Interest cost	(89.5)	(81.6)	(15.5)	(16.2)
Actuarial gain (loss)	(33.3)	43.0	1.2	47.1
Participant contributions	—	—	(4.5)	(4.1)
Benefits paid	51.0	47.3	13.6	13.0
Plan amendments	(4.3)	(0.6)	—	—
Other	—	—	(0.8)	(0.9)

Benefit obligation at end of year	$(1,603.8)	$(1,480.6)	$(271.9)	$(257.9)

Change in plan assets
Fair value of plan assets at beginning of year	$1,410.1	$1,297.8	$466.7	$448.9
Actual return on plan assets	208.5	129.8	59.7	26.2
Employer contribution	30.0	29.8	0.7	0.5
Participant contributions	—	—	4.5	4.1
Benefits paid	(51.0)	(47.3)	(13.6)	(13.0)

Fair value of plan assets at end of year	$1,597.6	$1,410.1	$518.0	$466.7

Amount recognized in statement of financial position
Other assets	$304.4	$205.1	$246.2	$208.9
Other liabilities	(310.6)	(275.6)	(0.1)	(0.1)

Total	$(6.2)	$(70.5)	$246.1	$208.8

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$42.5	$113.5	$(84.8)	$(59.5)
Prior service benefit	(49.1)	(61.7)	(12.0)	(14.6)

Pre-tax accumulated other comprehensive income (gain) loss	$(6.6)	$51.8	$(96.8)	$(74.1)

     The accumulated benefit obligation for all defined benefit pension plans was $1,363.1 million and $1,274.3 million at December 31, 2007 and 2006, respectively.

45

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets. The market value of assets held in these trusts was $237.2 million and $216.0 million as of December 31, 2007 and 2006, respectively.
Pension Plan Changes and Plan Gains/Losses
     As of January 1, 2006, changes were made to our retirement program, including the Principal Select Saving Plan (“401(k)”), the Principal Pension Plan (“Pension Plan”) and to the corresponding nonqualified plans. The qualified and nonqualified pension plan changes include a reduction to the traditional and cash balance formulas, a change in the early retirement factors and the removal of the cost of living adjustments for traditional benefits earned after January 1, 2006. The qualified and nonqualified 401(k) plan’s company match increased from 50% of a contribution rate up to a maximum of 3% of the participant’s compensation to 75% of a contribution rate up to a maximum of 6% of the participant’s compensation. Employees who were at least 47 years old, with a minimum of 10 years of service as of December 31, 2005, were given the choice to remain under the current pension and 401(k) arrangement or move to the new plan design. The vast majority of this group chose to remain under the current pension and 401(k) arrangement. The Pension Plan changes were recognized as a prior service credit and resulted in a reduction of liabilities of $73.9 million at December 31, 2005.
     On January 1, 2008, the vesting schedule for the Principal Pension Plan changed to a three-year cliff schedule as required by the Pension Protection Act of 2006. This change was recognized as a prior service cost and resulted in an increase in liabilities of $4.3 million at December 31, 2007.
     For the year ended December 31, 2007, the pension plans had an actuarial loss of $33.3 million, primarily due to salary increases greater than assumed, which was partially offset by the increase in the discount rate. For the year ended December 31, 2006, the pension plans had an actuarial gain of $43.0 million, primarily due to the increase in the discount rate, which was partially offset by greater than expected salary increases.
Other Post Retirement Plan Changes and Plan Gains/Losses
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During 2007 and 2006, the Medicare subsidies we received and accrued for were $0.8 million and $0.9 million, respectively, and included in service cost.
     An actuarial gain of $1.2 million occurred during 2007 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs, as well as an increase in the discount rate. The gain was partially offset by an increase of the trend assumption. An actuarial gain of $47.1 million occurred during 2006 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as an increase in the discount rate. Retiree contributions also increased more than health care claim costs.
Information for pension plans with an accumulated benefit obligation in excess of plan assets:
     The obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2007	2006
	(in millions)
Projected benefit obligation	$310.6	$275.6
Accumulated benefit obligation	239.1	216.4

46

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

	December 31,
	2007	2006
	(in millions)
Accumulated postretirement benefit obligation	$2.0	$2.1
Fair value of plan assets	1.9	2.0
Components of net periodic benefit cost:

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$47.1	$47.0	$49.7	$8.0	$9.5	$10.0
Interest cost	89.5	81.6	77.4	15.5	16.2	16.9
Expected return on plan assets	(114.2)	(105.4)	(96.2)	(33.7)	(32.4)	(29.4)
Amortization of prior service cost (benefit)	(8.3)	(9.0)	1.3	(2.6)	(2.6)	(2.6)
Recognized net actuarial (gain) loss	10.0	20.4	16.4	(1.9)	0.2	0.5

Net periodic benefit cost (income)	$24.1	$34.6	$48.6	$(14.7)	$(9.1)	$(4.6)

     The pension plans’ actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor; for the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
	(in millions)
Other changes recognized in accumulated other comprehensive income (Post-SFAS 158)
Net actuarial (gain) loss	$(61.0)	$113.5	$(27.2)	$(59.5)
Prior service cost (benefit)	4.3	(61.7)	—	(14.6)
Amortization of net gain (loss)	(10.0)	—	1.9	—
Amortization of prior year service benefit	8.3	—	2.6	—

Total recognized in accumulated other comprehensive income	$(58.4)	$51.8	$(22.7)	$(74.1)

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(34.3)	$86.4	$(37.4)	$(83.2)

     As of and subsequent to December 31, 2006, net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income due to the initial application of SFAS 158.
     The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2008 fiscal year are $1.1 million and $(7.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2008 fiscal year are $(3.2) million and $(2.5) million, respectively. During 2008, additional amounts will be amortized from accumulated other comprehensive income as a direct adjustment to retained earnings due to the change in measurement date required by SFAS 158. For the pension plans, $0.3 million will be amortized from net (gain) loss and $(1.9) million from prior service cost (benefit) due to the change in the measurement date. For the postretirement plans, $(0.8) million will be amortized from net (gain) loss and $(0.6) million from prior service cost (benefit) due to the change in the measurement date.

47

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Assumptions:
Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
Discount rate	6.30%	6.15%	6.30%	6.15%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Weighted-average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
Discount rate	6.15%	5.75%	6.00%	6.15%	5.75%	6.00%
Expected long-term return on plan assets	8.25%	8.25%	8.50%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
     For other postretirement benefits, the 7.30% rate for 2007 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.
     The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2005, the long term expected return on plan assets was lowered for the 2006 pension expense calculation.
Assumed health care cost trend rates

	December 31,
	2007	2006
Health care cost trend rate assumed for next year under age 65	12.0%	12.0%
Health care cost trend rate assumed for next year age 65 and over	11.0%	11.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2019	2018
     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$5.1	$(3.7)
Effect on accumulated postretirement benefit obligation	(33.0)	26.6

48

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Pension Plan Assets
     The qualified pension plan’s weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Domestic equity securities	53%	54%
International equity securities	18	14
Domestic debt securities	21	23
Real estate	8	9

Total	100%	100%

     Our investment strategy is to achieve the following:
•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.
     In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.
     The overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
Domestic equity securities	40% - 60%
International equity securities	5% - 20%
Domestic debt securities	20% - 30%
International debt securities	0% - 7%
Real estate	3% - 10%
Other	0% - 7%
Other Postretirement Benefit Plan Assets
     The other postretirement benefit plans’ weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Equity securities	63%	58%
Debt securities	37	42

Total	100%	100%

     The weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Equity securities	50 - 70%
Debt securities	30 - 50%
     The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

49

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Contributions
     We do not expect to contribute to our other postretirement benefit plans in 2008. Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate that we will be required to fund a minimum annual contribution under ERISA for the qualified pension plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2008 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans.
Estimated Future Benefit Payments
     The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
	(in millions)
Year ending December 31:
2008	$61.7	$19.9	$1.3
2009	65.4	21.9	1.4
2010	70.1	24.1	1.6
2011	74.6	26.5	1.8
2012	80.6	29.2	2.0
2013-2017	506.4	191.9	14.6
     The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan.
     The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2007.

50

principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

	For the year ended December 31,
	2007			2006
	Qualified	Nonqualified		Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$304.4	$—	$304.4	$205.1	$—	$205.1
Other liabilities	—	(310.6)	(310.6)	—	(275.6)	(275.6)

Total	$304.4	$(310.6)	$(6.2)	$205.1	$(275.6)	$(70.5)

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$(59.7)	$102.2	$42.5	$24.2	$89.3	$113.5
Prior service cost benefit	(35.3)	(13.8)	(49.1)	(45.1)	(16.6)	(61.7)

Total accumulated other comprehensive income (loss) (not adjusted for applicable tax)	$(95.0)	$88.4	$(6.6)	$(20.9)	$72.7	$51.8

Components of net periodic benefit cost
Service cost	$39.2	$7.9	$47.1	$39.3	$7.7	$47.0
Interest cost	72.9	16.6	89.5	67.2	14.4	81.6
Expected return on plan assets	(114.2)	—	(114.2)	(105.4)	—	(105.4)
Amortization of prior service cost benefit	(5.9)	(2.4)	(8.3)	(5.9)	(3.1)	(9.0)
Recognized net actuarial gain	2.8	7.2	10.0	12.9	7.5	20.4

Net periodic benefit cost (benefit)	$(5.2)	$29.3	$24.1	$8.1	$26.5	$34.6

Other changes recognized in accumulated other comprehensive income
Net actuarial (gain) loss	$(81.1)	$20.1	$(61.0)	$24.2	$89.3	$113.5
Prior service cost (benefit)	4.0	0.3	4.3	(45.1)	(16.6)	(61.7)
Amortization of net loss	(2.8)	(7.2)	(10.0)	—	—	—
Amortization of prior service cost benefit	5.9	2.4	8.3	—	—	—

Total recognized in accumulated other comprehensive income	$(74.0)	$15.6	$(58.4)	$(20.9)	$72.7	$51.8

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(79.2)	$44.9	$(34.3)	$(12.8)	$99.2	$86.4

     In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,500 of their compensation to the plans in 2007. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced and the 401(k) matching contribution was increased. Employees who were age 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants”. In 2006, we matched the Grandfathered Choice Participant’s contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum of 6% of the participant’s compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $40.0 million, $36.4 million and $19.0 million in 2007, 2006 and 2005, respectively, to our qualified defined contribution plans.
     We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2007 and 2006, we matched the Grandfathered Choice Participant’s Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant’s compensation. We contributed $7.5 million, $8.0 million and $4.8 million in 2007, 2006 and 2005, respectively, to our nonqualified defined contribution plans.

51

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies
     We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.), the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.
     Several lawsuits have been filed against other insurance companies and insurance brokers alleging improper conduct relating to the payment and non-disclosure of contingent compensation and bid-rigging activity. Several of these suits were filed as purported class actions. Several state attorneys general and insurance regulators have initiated industry-wide inquiries or other actions relating to compensation arrangements between insurance brokers and insurance companies and other industry issues. Beginning in March of 2005, we received subpoenas and interrogatories from the offices of the Attorneys General of New York and Connecticut seeking information related to compensation agreements with brokers and agents and the sale of retirement products and services. In November 2007, we reached a settlement with the Attorney General of the State of Connecticut regarding a limited number of expense reimbursement arrangements made with a few brokers who sold single premium group annuity policies. The policies primarily funded terminating defined benefit plans. The settlement called for us to establish a fund in the amount of $4.4 million to be paid to plan sponsors who purchased single premium group annuity policies from brokers who received payments from us from 1998 through January 2006. We also agreed to pay a penalty of $0.6 million to the State of Connecticut. We expect no further action to be taken by the Attorneys General of Connecticut and New York relating to these issues.
     On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleges, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleges that these acts constitute prohibited transactions under ERISA. Plaintiff seeks to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. Plaintiff seeks declaratory, injunctive and monetary relief. We are aggressively defending the lawsuit.
     On August 28, 2007, two plaintiffs filed two putative class action lawsuits in the United States District Court for the Southern District of Iowa against PFG and Princor Financial Services Corporation (the “Principal Defendants”). One of the lawsuits alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k) plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Plaintiffs dismissed the second suit which was based upon the same facts and alleged violations of the Securities Exchange Act of 1934 and the Securities Act of 1933. The Principal Defendants have filed a Motion to Dismiss the remaining lawsuit.
     While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

52

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Guarantees and Indemnifications
     In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2007, was approximately $187.0 million; however, we believe the likelihood is remote that material payments will be required and therefore any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us, therefore, such guarantees would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such guarantees is not material.
     We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such indemnifications was determined to be insignificant.
Operating Leases
     As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2007, 2006 and 2005, respectively, was $50.7 million, $52.8 million and $57.0 million.
     At December 31, 2007, the future minimum lease payments are $180.3 million. The following represents payments due by period for operating lease obligations as of December 31, 2007 (in millions):

Year ending December 31:
2008	$46.8
2009	40.4
2010	32.8
2011	22.8
2012	12.7
2013 and thereafter	30.7

186.2
Less: Future sublease rental income on noncancelable leases	5.9

Total future minimum lease payments	$180.3

53

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Capital Leases
     As a lessee, we lease an aircraft under a capital lease. As of December 31, 2007 and 2006, respectively, the aircraft had a gross asset balance of $14.4 million and accumulated depreciation of $1.7 million and $1.1 million. Depreciation expense for each of the years ended December 31, 2007, 2006 and 2005 was $0.6 million.
     Beginning in 2007, we also lease hardware storage equipment under capital leases.  As of December 31, 2007, these leases had a gross asset balance of $15.2 million and accumulation depreciation of $5.0 million.  Depreciation expense for the year ended December 31, 2007, was $5.0 million.
     The following represents future minimum lease payments due by period for capital lease obligations as of December 31, 2007 (in millions).

Year ending December 31:
2008	$5.4
2009	3.8
2010	1.7
2011	0.4
2012	—
2013 and thereafter	—

Total	11.3
Less: Amounts representing interest	0.7

Net present value of minimum lease payments	$10.6

Securities Lending
     We participate in a securities lending program whereby certain fixed maturity securities from the investment portfolio are loaned to other institutions for a short period of time. We maintain ownership of the loaned securities. Both we and the borrower can request or return the loaned securities at any time. We require initial cash collateral equal to 102 percent of the market value of the loaned securities. The collateral is invested by the lending agent in accordance with our guidelines. Net returns on the investments, after payment of a rebate to the borrower, are shared between the agent and us. The transaction is accounted for as a secured borrowing and the collateral is recorded as an asset on our statement of financial position, with a corresponding liability reflecting our obligation to return the collateral upon the return of the loaned securities.
     As of December 31, 2007 and 2006, we had received $622.7 million and $672.1 million, respectively, of cash collateral on securities lending. The cash collateral is included in other assets with a corresponding liability recorded in other liabilities. As of December 31, 2007 and 2006, we had loaned securities with a fair value of $608.9 million and $655.3 million, respectively.
Securities Posted as Collateral
     We posted $807.7 million in securities under collateral agreements at December 31, 2007, to satisfy collateral requirements primarily associated with our derivatives credit support agreements and a reinsurance arrangement.
Letters of Credit
     We have entered into an agreement with a third party who issues standby letters of credit on behalf of a wholly-owned captive reinsurance subsidiary. The letters of credit are used to support a portion of the statutory reserves assumed by our captive reinsurance company.  The letters of credit also allow us to take credit for ceded reserves on our statutory balance sheet. As of December 31, 2007, there was a total of $365.0 million in outstanding letters of credit.

54

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity
Accumulated Other Comprehensive Income
     Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.
     The components of accumulated other comprehensive income were as follows:

	Net unrealized	Net unrealized gains	Foreign		Accumulated
	gains on	(losses) on	currency	Minimum	other
	available-for-sale	derivative	translation	pension	comprehensive
	securities	instruments	adjustment	liability	income
	(in millions)
Balances at January 1, 2005	$1,316.7	$(0.8)	$(7.8)	$(5.3)	$1,302.8
Net change in unrealized gains on fixed maturities, available-for-sale	(902.3)	—	—	—	(902.3)
Net change in unrealized gains on equity securities, available-for-sale	5.8	—	—	—	5.8
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	5.3	—	—	—	5.3
Adjustments for assumed changes in amortization pattern	94.7	—	—	—	94.7
Net change in unrealized losses on derivative instruments	—	41.7	—	—	41.7
Net change in unrealized gains on policyholder dividend obligation	84.7	—	—	—	84.7
Change in net foreign currency translation adjustment	—	—	0.7	—	0.7
Change in minimum pension liability adjustment	—	—	—	(9.5)	(9.5)
Net change in provision for deferred income tax benefit (expense)	244.2	(16.5)	—	3.3	231.0

Balances at December 31, 2005	$849.1	$24.4	$(7.1)	$(11.5)	$854.9

55

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized		Foreign	Unrecognized		Accumulated
	gains on	Net unrealized	currency	post-retirement	Minimum	other
	available-for-sale	gains on derivative	translation	benefit	pension	comprehensive
	securities	instruments	adjustment	obligations	liability	income
	(in millions)
Balances at January 1, 2006	$849.1	$24.4	$(7.1)	$—	$(11.5)	$854.9
Net change in unrealized gains on fixed maturities, available-for-sale	(454.2)	—	—	—	—	(454.2)
Net change in unrealized gains on equity securities, available-for-sale	(12.0)	—	—	—	—	(12.0)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	6.7	—	—	—	—	6.7
Adjustments for assumed changes in amortization pattern	8.1	—	—	—	—	8.1
Net change in unrealized gains on derivative instruments	—	0.3	—	—	—	0.3
Net change in unrealized gains on policyholder dividend obligation	33.7	—	—	—	—	33.7
Change in net foreign currency translation adjustment	—	—	1.6	—	—	1.6
Change in minimum pension liability	—	—	—	—	4.2	4.2
Transition adjustment related to post-retirement benefit obligations	—	—	—	22.3	13.4	35.7
Net change in provision for deferred income tax benefit (expense)	147.6	(0.1)	—	(7.8)	(6.1)	133.6

Balances at December 31, 2006	$579.0	$24.6	$(5.5)	$14.5	$—	$612.6

56

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	gains on	currency	post-retirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income
	(in millions)
Balances at January 1, 2007	$579.0	$24.6	$(5.5)	$14.5	$612.6
Net change in unrealized gains on fixed maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency translation adjustment	—	—	1.7	—	1.7
Change in unrecognized post-retirement benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0

Balances at December 31, 2007	$31.2	$21.6	$(2.5)	$67.2	$117.5

     The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Unrealized losses on available-for-sale securities arising during the year	$(550.8)	$(269.9)	$(442.4)
Adjustment for realized losses on available-for-sale securities included in net income	80.9	25.1	15.0

Unrealized losses on available-for-sale securities, as reported	$(469.9)	$(244.8)	$(427.4)

     The above table is presented net of income tax, derivatives in cash flow hedge relationships, PDO and related changes in the amortization patterns of DPAC, sales inducements and unearned revenue reserves.
Dividend Limitations
     Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2007 statutory results, we could pay approximately $686.5 million in stockholder dividends in 2008 without exceeding the statutory limitation.

57

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments
     The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.
     We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
     Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other corporate security fixed maturities where we do not receive a public quotation are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security. Private equity securities may also utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes.
     Fair values of commercial and residential mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.
     Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.
     Fair values of derivative instruments are determined using either pricing valuation models that utilize market data inputs or broker quotes. The valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities.
     The fair value of seed money investments classified as other investments is determined using the net asset value of the fund. The fair values for other assets classified as other investments, excluding derivative assets, seed money investments and equity investments in subsidiaries, and cash and cash equivalents in the accompanying consolidated statements of financial position approximate their carrying amounts.
     The fair value of our securities lending collateral and securities lending payable approximate their carrying value.
     Separate account assets include public equity, public and private debt securities, commercial mortgage loans and derivative instruments for which fair values are determined as previously described. Separate account assets also include real estate for which the fair value is estimated using valuation models.
     The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.
     Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

58

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments — (continued)
     The carrying amounts and estimated fair values of our financial instruments were as follows:

	December 31,
	2007		2006
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$44,236.7	$44,236.7	$42,168.8	$42,168.8
Fixed maturities, trading	302.1	302.1	197.9	197.9
Equity securities, available-for-sale	309.7	309.7	645.3	645.3
Equity securities, trading	223.9	223.9	148.2	148.2
Net derivative assets and liabilities (1)	478.7	478.7	427.6	427.6
Mortgage loans	12,101.0	12,809.3	11,141.9	11,644.7
Policy loans	853.7	940.3	850.7	930.7
Other investments	163.0	163.0	141.0	141.0
Cash and cash equivalents	1,447.3	1,447.3	1,898.7	1,898.7
Securities lending collateral	622.7	622.7	672.1	672.1
Separate account assets	75,743.3	75,743.3	69,451.7	69,451.7
Investment-type insurance contracts	(37,388.7)	(36,627.9)	(34,255.1)	(33,652.9)
Short-term debt	(344.5)	(344.5)	(412.2)	(412.2)
Long-term debt	(186.9)	(201.4)	(256.1)	(214.1)
Securities lending payable	(622.7)	(622.7)	(672.1)	(672.1)

(1)	The fair value of our derivative instruments classified as assets as of December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of our derivative instruments classified as liabilities as of December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.
18. Statutory Insurance Financial Information
     We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.
     Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, we meet the minimum RBC requirements.
     Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2007	2006	2005
	(in millions)
Statutory net income	$540.2	$684.9	$666.2
Statutory surplus	3,695.0	3,596.1	3,657.8

59

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information
     We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset Management and Life and Health Insurance. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.
     Prior to 2007, amounts now reported in the U.S. Asset Accumulation segment and the Global Asset Management segment were reported together in the U.S. Asset Management and Accumulation segment. This change was made due to continued growth in our Global Asset Management business and has no impact on our consolidated financial statements for any period presented. Our segment results for 2006 and 2005 have been restated to conform to the current segment presentation.
     The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.
     The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate and Other segment and third-party clients.
     The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.
     The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.
     Management uses segment operating earnings for goal setting, determining employee compensation and evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized/unrealized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments. Segment operating revenues exclude net realized/unrealized capital gains (except periodic settlements and accruals on non-hedge derivatives) and their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues and include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.
     The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate and Other segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate and Other segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

60

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2007	2006
	(in millions)
Assets:
U.S. Asset Accumulation	$125,369.3	$115,888.8
Global Asset Management	1,226.2	1,227.5
Life and Health Insurance	14,783.8	14,336.6
Corporate and Other	2,771.5	2,999.2

Total consolidated assets	$144,150.8	$134,452.1

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$4,617.1	$3,924.9	$3,640.2
Global Asset Management	559.1	485.4	414.4
Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total segment operating revenues	9,951.4	9,050.7	8,361.0
Add:
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Subtract:
Operating revenues from discontinued real estate investments	0.3	(3.1)	4.9

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

Operating earnings by segment, net of related income taxes:
U.S. Asset Accumulation	$605.5	$516.7	$448.2
Global Asset Management	103.7	100.1	71.8
Life and Health Insurance	223.3	285.3	277.4
Corporate and Other	45.1	26.6	10.6

Total segment operating earnings, net of related income taxes	977.6	928.7	808.0
Net realized/unrealized capital gains (losses), as adjusted (1)	(245.4)	7.7	(26.8)
Other after-tax adjustments (2)	8.9	41.2	50.9

Net income per consolidated statements of operations	$741.1	$977.6	$832.1

61

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)

(1) Net realized/unrealized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net realized/unrealized capital gains (losses):
Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)
Periodic settlements and accruals on non-hedge derivatives (3)	(18.8)	—	—
Certain market value adjustments to fee revenues	(4.0)	(1.3)	(12.1)
Recognition of front-end fee revenues	8.7	0.8	1.0

Net realized/unrealized capital gains (losses), net of related revenue adjustments	(362.5)	29.9	(28.6)
Amortization of deferred policy acquisition and sales inducement costs related to net realized capital gains (losses)	10.4	5.4	(0.7)
Capital gains distributed	(10.9)	(11.8)	(5.7)
Minority interest capital gains	(11.4)	(7.5)	(2.4)

Net realized/unrealized capital gains (losses), including recognition of front-end fee revenues and certain market value adjustments to fee revenues, net of related amortization of deferred policy acquisition costs and sales inducement costs, capital gains distributed and minority interest capital gains	(374.4)	16.0	(37.4)
Income tax effect	129.0	(8.3)	10.6

Net realized/unrealized capital gains (losses), as adjusted	$(245.4)	$7.7	$(26.8)

(2)	In 2007, other after-tax adjustments of $8.9 million included (1) the positive effect of gain on sales of real estate properties that qualify for discontinued operations treatment ($20.0 million) and (2) the negative effect of tax refinements related to prior years ($11.1 million) .

In 2006, other after-tax adjustments of $41.2 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million) and (b) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).

In 2005, other after-tax adjustments of $50.9 million included (1) the positive effect of: (a) a decrease in income tax reserves established for IRS tax matters ($33.8 million) and (b) gains on sales of real estate properties that qualify for discontinued operations treatment ($22.3 million) and (2) the negative effect from a change in the estimated gain on disposal of Principal Residential Mortgage, Inc. ($5.2 million).

(3)	The amounts in periods prior to 2007 were not material.

62

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Income tax expense by segment:
U.S. Asset Accumulation	$137.7	$115.2	$112.9
Global Asset Management	55.9	54.3	38.7
Life and Health Insurance	107.6	144.1	139.9
Corporate and Other	20.3	10.9	10.4

Total segment income taxes from operating earnings	321.5	324.5	301.9
Add:
Tax expense (benefits) related to net realized/unrealized capital gains (losses), as adjusted	(129.0)	8.3	(10.6)
Tax expense (benefits) related to other after-tax adjustments	8.8	(13.9)	(3.5)
Subtract:
Income tax expense (benefit) from discontinued real estate	0.1	(1.1)	1.8

Total income tax expense per consolidated statements of operations	$201.2	$320.0	$286.0

     The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$1,591.4	$1,382.7	$1,267.4
Individual annuities	799.8	582.8	471.6
Bank and trust services	66.8	53.0	38.8
Eliminations	(6.6)	(5.1)	(3.4)

Total Accumulation	2,451.4	2,013.4	1,774.4
Investment only	1,179.2	1,080.7	1,002.3
Full-service payout	986.5	830.8	863.5

Total Guaranteed	2,165.7	1,911.5	1,865.8

Total U.S. Asset Accumulation	4,617.1	3,924.9	3,640.2
Global Asset Management (1)	559.1	485.4	414.4
Life and Health Insurance:
Individual life insurance	1,370.1	1,344.7	1,361.7
Health insurance	2,001.7	2,063.8	1,879.7
Specialty benefits insurance	1,470.7	1,316.0	1,131.5
Eliminations	(2.1)	(1.9)	—

Total Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total operating revenues	$9,951.4	$9,050.7	$8,361.0

Total operating revenues	$9,951.4	$9,050.7	$8,361.0
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Operating revenues from discontinued real estate investments	(0.3)	3.1	(4.9)

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

(1)	Reflects inter-segment revenues of $171.4 million, $152.3 million and $131.3 million in 2007, 2006 and 2005, respectively. These revenues are eliminated within the Corporate and Other segment.

63

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans
     The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries’ employees. As of December 31, 2007, our ultimate parent, PFG has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units, or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock, or performance units.
     For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Compensation cost	$53.0	$58.0	$47.4
Related income tax benefit	17.6	19.0	15.5
Capitalized as part of an asset	4.0	3.4	1.6
Nonqualified Stock Options
     Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.
     The total intrinsic value of stock options exercised was $42.3 million, $38.4 million and $27.8 million during 2007, 2006 and 2005, respectively.
     The weighted-average remaining contractual lives for stock options exercisable is approximately 6 years as of December 31, 2007.
     The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2007	2006	2005
Expected volatility	23.6%	16.2%	19.1%

Expected term (in years)	6	6	6

Risk-free interest rate	4.6%	4.6%	4.1%

Dividend yield	1.28%	1.32%	1.41%

Weighted average estimated fair value	$17.98	$11.41	$9.18

     We previously determined expected volatility for stock options granted based on, among other factors, historical volatility using monthly price observations. Beginning with stock options granted in 2007, we determine expected volatility based on, among other factors, historical volatility of PFG’s common stock using daily price observations. We believe that daily price observations provide a better estimate of expected fluctuations in PFG’s common stock price over the expected term of stock options granted. The expected term represents the period of time that options granted are expected to be outstanding and is estimated based on the simplified method as described by the SEC. We do not believe we have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time PFG’s common stock has been publicly traded. We expect to use historical exercise and employee termination data to develop our expected term as soon as sufficient data becomes available. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG’s common shares on the grant date.

64

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
     As of December 31, 2007, there were $12.9 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.9 years.
Performance Share Awards
     Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of an approved retirement) and PFG performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.
     The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2007 and 2006 were $62.73 and $49.40, respectively.
     As of December 31, 2007, there were $13.4 million of total unrecognized compensation costs related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.
     Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested and the actual tax benefits realized for tax deductions for performance share award payouts were $0.0 million in 2007 and 2006.
Restricted Stock Units
     Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.
     Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have a graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.
     The total intrinsic value of restricted stock units vested was $21.7 million, $15.0 million and $1.0 million during 2007, 2006 and 2005, respectively.
     The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2007, 2006 and 2005 was $61.28, $50.08 and $39.51, respectively.
     As of December 31, 2007, there were $12.4 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 2.0 years.
Employee Stock Purchase Plan
     Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares’ fair market value as of the beginning or end of the quarter, whichever is lower.
     We recognize compensation expense for the fair value of the discount granted to employees participating in the Employee Stock Purchase Plan in the quarter of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $10.47, $10.34 and $7.97 during 2007, 2006 and 2005, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.9 million, $6.2 million and $5.4 million during 2007, 2006 and 2005, respectively.

65

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
Long-Term Performance Plan
     PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan and any future awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2007, 2006 or 2005. There is no maximum contractual term on these awards.
     The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

	For the year ended December 31,
Long-Term Performance Plan	2007	2006
Expected volatility	25.0%	11.2%

Expected term (in years)	2	2

Risk-free interest rate	3.2%	4.8%

Dividend yield	—%	—%

     The amount of cash used to settle Long-Term Performance Plan units granted was $2.9 million and $10.2 million for 2007 and 2006, respectively. The total intrinsic value of Long-Term Performance Plan units settled was $3.0 million, $10.4 million and $6.1 million during 2007, 2006 and 2005, respectively.
21. Quarterly Results of Operations (Unaudited)
     The following is a summary of unaudited quarterly results of operations for 2007 and 2006:

	For the three months ended
	December 31	September 30	June 30	March 31
	(in millions)
2007
Total revenues	$2,165.6	$2,494.8	$2,528.1	$2,400.1
Total expenses	2,229.8	2,215.8	2,140.4	2,080.5
Income (loss) from continuing operations, net of related income taxes	(0.4)	193.9	286.0	241.4
Income (loss) from discontinued operations, net of related income taxes	20.6	(0.2)	(0.2)	—
Net income	20.2	193.7	285.8	241.4
2006
Total revenues	$2,369.9	$2,231.7	$2,258.1	$2,224.0
Total expenses	2,057.3	1,917.7	1,974.0	1,866.0
Income from continuing operations, net of related income taxes	232.5	231.9	209.0	275.3
Income (loss) from discontinued operations, net of related income taxes	30.0	(0.8)	(0.3)	—
Net income	262.5	231.1	208.7	275.3

66